 INVESTING IN THESE CERTIFICATES INVOLVES RISKS. YOU SHOULD NOT PURCHASE THESE CERTIFICATES UNLESS YOU FULLY UNDERSTAND THEIR RISKS AND STRUCTURE. SEE "RISK FACTORS" BEGINNING ON PAGE S-19 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 1 OF THE ATTACHED PROSPECTUS.




 These certificates will be beneficial interests in a trust fund and will be backed only by the assets of the trust fund. Neither these certificates nor the assets of the trust fund will be obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wilshire Credit Corporation or any of their affiliates. These certificates will not be insured or guaranteed by any governmental agency or any other entity.

                                                Filed Pursuant to Rule 424(B)(5)
                                                     Registration No. 333-130545
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED MARCH 31, 2006)

                           $818,550,100 (APPROXIMATE)

                                  (SURF LOGO)

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                                SERIES 2006-BC3

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               Specialty Underwriting and Residential Finance Trust, Series 2006-BC3 will issue seventeen classes of certificates, fifteen of which are offered by this prospectus supplement and the attached prospectus. The table on page S-4 identifies the various classes of offered certificates and specifies certain characteristics of each such class, including each class's initial certificate principal balance, pass-through rate and rating.

                               Principal and interest will be payable monthly, as described in this prospectus supplement. The first distribution date will be July 25, 2006. Credit enhancement for the offered certificates includes excess interest, overcollateralization, subordination and net swap payments (if any) received from the swap counterparty.

                               The trust fund will consist primarily of fixed rate and adjustable rate sub-prime mortgage loans secured by first or second liens on real properties that were acquired by Merrill Lynch Mortgage Lending, Inc. through its Specialty Underwriting and Residential Finance unit.

                                                                 UNDERWRITING             PROCEEDS TO
                                        PRICE TO PUBLIC            DISCOUNT                DEPOSITOR
                                       -----------------         -------------         -----------------
                                        $818,550,100.00          $2,048,190.31          $816,501,909.69
                                           100.000%                 0.250%                  99.750%

                               The price to public and underwriting discount shown are for all classes of offered certificates in the aggregate. This information is shown for each individual class on page S-4. The proceeds to the depositor will be $816,501,910 before deducting expenses, which are estimated at $600,000. See "Method of Distribution."

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              MERRILL LYNCH & CO.

            The date of this prospectus supplement is June 22, 2006.

            WHERE TO FIND INFORMATION IN THIS PROSPECTUS SUPPLEMENT
                          AND THE ATTACHED PROSPECTUS

      Information about the offered certificates is contained in (a) the attached prospectus, which provides general information, some of which may not apply to the certificates and (b) this prospectus supplement, which describes the specific terms of the certificates.

      This prospectus supplement and the attached prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the attached prospectus identify the pages where those sections are located.

      In this prospectus supplement, the terms "Depositor," "we," "us" and "our" refer to Merrill Lynch Mortgage Investors, Inc.

                          FOR EUROPEAN INVESTORS ONLY

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized, or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than E43,000,000 and (3) an annual net turnover of more than E50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

TO UNDERSTAND THE STRUCTURE OF THESE CERTIFICATES, YOU MUST READ CAREFULLY BOTH THE ATTACHED PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN THEIR ENTIRETY.

                               TABLE OF CONTENTS

The Series 2006-BC3 Certificates..............    S-4
Summary Information...........................    S-5
    Principal Parties.........................    S-5
    Relevant Dates............................    S-5
    The Series 2006-BC3 Certificates..........    S-6
    Interest Distributions....................    S-6
    Principal Distributions...................    S-8
    Cap Contracts.............................    S-8
    Interest Rate Swap Agreement..............    S-8
    Denominations.............................    S-9
    Book-Entry Registration...................    S-9
    Mortgage Loan Representations and
      Warranties..............................    S-9
    Fees and Expenses.........................    S-9
    Credit Enhancement........................    S-9
    Optional Termination......................   S-11
    Final Scheduled Distribution Date.........   S-12
    Legal Investment..........................   S-12
    Federal Income Tax Consequences...........   S-12
    ERISA Considerations......................   S-12
    Ratings...................................   S-13
    The Mortgage Loans........................   S-13
Risk Factors..................................   S-19
Forward-Looking Statements....................   S-29
Glossary......................................   S-29
The Mortgage Pool.............................   S-29
    General...................................   S-29
    Mortgage Loans............................   S-32
Underwriting Guidelines.......................   S-33
    General...................................   S-33
    The SURF Underwriting Process.............   S-33
    Reduced Documentation Loans...............   S-34
    Risk Classification.......................   S-35
    Loan to Value Limitations.................   S-38
    Interest-Only (IO) Loans..................   S-41
The Transaction Parties.......................   S-42
    The Sponsor...............................   S-42
    The Depositor.............................   S-43
    The Issuing Entity........................   S-44
    The Servicer..............................   S-44
    The Trustee...............................   S-49
    The Cap Contract Counterparty and the Swap
      Counterparty............................   S-51
Affiliations and Related Transactions.........   S-51
Administration of the Issuing Entity..........   S-52
    Servicing and Administrative
      Responsibilities........................   S-54
    Trust Accounts............................   S-54
Servicing of the Mortgage Loans...............   S-55
    General...................................   S-55
    Servicing Compensation and Payment of
      Expenses................................   S-55
    Adjustment to Servicing Fee in Connection
      with Certain Prepaid Mortgage Loans.....   S-55
    Advances..................................   S-56
    Loss Mitigation Procedures................   S-56
    Evidence as to Compliance.................   S-57
    Custody of the Mortgage Files.............   S-57
    Special Servicing Agreements..............   S-58
    Pledge of Servicing Rights................   S-58
Description of the Certificates...............   S-58
    General...................................   S-58
    Book-Entry Certificates...................   S-59
    Payments on Mortgage Loans; Collection
      Account; Certificate Account; Cap
      Contract Account; Supplemental Interest
      Trust...................................   S-63
    Distributions.............................   S-63
    Example of Distributions..................   S-66
    Fees and Expenses of the Trust Fund.......   S-67
    Overcollateralization Provisions..........   S-67
    Distributions from the Supplemental
      Interest Trust..........................   S-68
    Subordination of the Payment of the
      Subordinate Certificates................   S-69
    Cap Contracts.............................   S-69
    Swap Agreement............................   S-72
    Calculation of One-Month LIBOR............   S-74
    Reports to Certificateholders.............   S-75
    Additional Rights of the Holder of the
      Class R Certificate.....................   S-77
    Restrictions on Transfer of the Class R
      Certificate.............................   S-77
The Pooling and Servicing Agreement...........   S-78
    General...................................   S-78
    The Issuing Entity........................   S-78
    Assignment of Mortgage Loans..............   S-78
    Amendment.................................   S-79
    Optional Termination......................   S-80
    Events of Default.........................   S-80
    Rights upon Event of Default..............   S-80
    The Trustee...............................   S-81
    Indemnification and Limitation of
      Liability...............................   S-81
Yield, Prepayment and Maturity
  Considerations..............................   S-81
    General...................................   S-81
    Prepayments and Yields for the
      Certificates............................   S-82
    Hypothetical Available Funds Cap Table....  S-103
    Additional Information....................  S-106
Federal Income Tax Consequences...............  S-106
    Taxation of the Basis Risk Arrangements...  S-107
    Original Issue Discount and Amortizable
      Bond Premium............................  S-108
    Special Tax Attributes of the Offered
      Certificates............................  S-108
    Prohibited Transactions Tax and Other
      Taxes...................................  S-109
    Class R Certificate.......................  S-110
Tax Return Disclosure Requirements............  S-111
State Taxes...................................  S-111
ERISA Considerations..........................  S-111
Legal Investment..............................  S-114
Use of Proceeds...............................  S-114
Method of Distribution........................  S-114
Legal Matters.................................  S-115
Ratings.......................................  S-116
Glossary of Defined Terms.....................  S-117
Annex I
Annex II

                        THE SERIES 2006-BC3 CERTIFICATES

                                        CLASS A-1      CLASS A-2A      CLASS A-2B      CLASS A-2C      CLASS A-2D       CLASS M-1
                                      -------------   -------------   -------------   -------------   -------------   -------------
Initial Certificate Principal
 Balance(1):........................  $384,110,000    $148,308,000     $47,565,000     $63,420,000     $21,722,000     $31,450,000
Pass-Through Rate:..................   LIBOR plus      LIBOR plus      LIBOR plus      LIBOR plus      LIBOR plus      LIBOR plus
                                      0.140% (2)(3)   0.030% (2)(3)   0.090% (2)(3)   0.150% (2)(3)   0.250% (2)(3)   0.280% (2)(4)
ERISA Eligible(5):..................       Yes             Yes             Yes             Yes             Yes             Yes
First Principal Distribution Date
 (6):...............................     07/2006         07/2006         04/2008         10/2008         06/2012         03/2010
Weighted Avg. Life At Issuance:
to call (yrs.)(6):..................      2.27            1.01            2.01            3.50            6.53            4.80
to maturity (yrs.)(6):..............      2.51            1.01            2.01            3.50            8.45            5.33
Expected Maturity (to call)(6):.....     01/2013         04/2008         10/2008         06/2012         01/2013         01/2013
Expected Maturity (to
 maturity)(6):......................     11/2021         04/2008         10/2008         06/2012         07/2020         11/2019
Last Scheduled Distribution
 Date(7):...........................     06/2037         06/2037         06/2037         06/2037         06/2037         06/2037
Interest Accrual Method(8):.........   Actual/360      Actual/360      Actual/360      Actual/360      Actual/360      Actual/360
Payment Delay:......................     0 days          0 days          0 days          0 days          0 days          0 days
Record Date(9)......................       RD              RD              RD              RD              RD              RD
Minimum Denominations(10)...........     $25,000         $25,000         $25,000         $25,000         $25,000         $25,000
Incremental Denominations...........       $1              $1              $1              $1              $1              $1
CUSIP Number........................   84751W AA 2     84751W AB 0     84751W AC 8     84751W AD 6     84751W AE 4     84751W AF 1
Anticipated Ratings:
(Moody's/S&P):......................     Aaa/AAA         Aaa/AAA         Aaa/AAA         Aaa/AAA         Aaa/AAA        Aa1/ AA+

                                        CLASS M-2       CLASS M-3       CLASS M-4       CLASS M-5       CLASS M-6       CLASS B-1
                                      -------------   -------------   -------------   -------------   -------------   -------------
Initial Certificate Principal
 Balance(1):........................   $28,050,000     $16,575,000     $15,300,000     $14,450,000     $13,175,000     $13,175,000
Pass-Through Rate:..................   LIBOR plus      LIBOR plus      LIBOR plus      LIBOR plus      LIBOR plus      LIBOR plus
                                      0.290% (2)(4)   0.310% (2)(4)   0.360% (2)(4)   0.390% (2)(4)   0.460% (2)(4)   0.900% (2)(4)
ERISA Eligible(5):..................       Yes             Yes             Yes             Yes             Yes             Yes
First Principal Distribution Date
 (6):...............................     01/2010         12/2009         11/2009         10/2009         09/2009         08/2009
Weighted Avg. Life At Issuance:
to call (yrs.)(6):..................      4.67            4.61            4.57            4.54            4.52            4.50
to maturity (yrs.)(6):..............      5.19            5.10            5.05            4.99            4.94            4.89
Expected Maturity (to call)(6):.....     01/2013         01/2013         01/2013         01/2013         01/2013         01/2013
Expected Maturity (to
 maturity)(6):......................     03/2019         07/2018         02/2018         08/2017         01/2017         06/2016
Last Scheduled Distribution
 Date(7):...........................     06/2037         06/2037         06/2037         06/2037         06/2037         06/2037
Interest Accrual Method(8):.........   Actual/360      Actual/360      Actual/360      Actual/360      Actual/360      Actual/360
Payment Delay:......................     0 days          0 days          0 days          0 days          0 days          0 days
Record Date(9)......................       RD              RD              RD              RD              RD              RD
Minimum Denominations(10)...........     $25,000         $25,000         $25,000         $25,000         $25,000         $25,000
Incremental Denominations...........       $1              $1              $1              $1              $1              $1
CUSIP Number........................   84751W AG 9     84751W AH 7     84751W AJ 3     84751W AK 0     84751W AL 8     84751W AM 6
Anticipated Ratings:
(Moody's/S&P):......................     Aa2/ AA         Aa3/ AA         A1/ AA-         A2/ A+           A3/ A          Baa1/A-

                                        CLASS B-2       CLASS B-3        CLASS R
                                      -------------   -------------   -------------
Initial Certificate Principal
 Balance(1):........................  $11 ,900,000     $9,350,000         $100
Pass-Through Rate:..................   LIBOR plus      LIBOR plus      LIBOR plus
                                      1.100% (2)(4)   1.900% (2)(4)   0.140% (2)(3)
ERISA Eligible(5):..................       Yes             Yes             No
First Principal Distribution Date
 (6):...............................     08/2009         08/2009           N/A
Weighted Avg. Life At Issuance:
to call (yrs.)(6):..................      4.48            4.48             N/A
to maturity (yrs.)(6):..............      4.80            4.71             N/A
Expected Maturity (to call)(6):.....     01/2013         01/2013           N/A
Expected Maturity (to
 maturity)(6):......................     10/2015         12/2014           N/A
Last Scheduled Distribution
 Date(7):...........................     06/2037         06/2037           N/A
Interest Accrual Method(8):.........   Actual/360      Actu al/360     Actual/360
Payment Delay:......................     0 days          0 days          0 days
Record Date(9)......................       RD              RD              RD
Minimum Denominations(10)...........     $25,000         $25,000         $25,000
Incremental Denominations...........       $1              $1              $1
CUSIP Number........................   84751W AN 4     84751W AP 9     84751W AS 3
Anticipated Ratings:
(Moody's/S&P):......................    Baa2/BBB+       Baa3/BBB         NR/AAA

---------------
OTHER INFORMATION:

 (1) The initial certificate principal balances shown above are subject to a permitted variance of plus or minus 10%.
 (2) Subject to the related available funds cap and the related maximum rate cap. The pass-through rates for the class A-1, class A-2A, class A-2B, class A-2C, class A-2D, class M-1, class M-2, class M-3, class M-4, class M-5, class M-6, class B-1, class B-2, class B-3 and class R certificates are one-month LIBOR plus the applicable pass-through margin. These pass-through rates are subject to adjustment and your pass-through rate may be lower. See "Description of the Certificates--Distributions--Distributions of Interest."
 (3) If the auction termination does not occur on the first possible distribution date on which it could occur, the margin on each of the class A-1, class A-2A, class A-2B, class A-2C, class A-2D and class R certificates will increase to 2 times its respective margin shown above on the following distribution date.
 (4) If the auction termination does not occur on the first possible distribution date on which it could occur, the margin on each of the class M-1, class M-2, class M-3, class M-4, class M-5, class M-6, class B-1, class B-2 and class B-3 certificates will increase to 1.5 times its respective margin shown above on the following distribution date.
 (5) Certificates designated as ERISA Eligible may be acquired by employee benefit plans subject to Title I of ERISA and plans subject to Section 4975 of the Code, subject to the satisfaction of certain requirements. See "ERISA Considerations."
 (6) The information set forth above regarding first principal distribution date, weighted average life at issuance and expected maturity is based on the modeling assumptions defined beginning on page S-138 and 20% HEP for the fixed rate mortgage loans or 100% PPC (a constant prepayment rate of 2% per annum in month 1, building linearly (rounded to the nearest hundredth) to a constant prepayment rate of 30% per annum in month 12, remaining constant at a constant prepayment rate of 30% per annum from month 12 up to and including month 22, then remaining constant at a constant prepayment rate of 50% per annum from month 23 up to and including month 27, and then remaining constant at a constant prepayment rate of 35% per annum in month 28 and thereafter) for the adjustable rate mortgage loans, as applicable.
 (7) The last scheduled distribution date is the latest maturity date for any mortgage loan plus one year.
 (8) The interest rate index reset date for the offered certificates is two business days prior to the start of each interest accrual period.
 (9) RD = For any distribution date, the last business day of the month preceding such distribution (or in the case of the first distribution date, the closing date).
(10) With respect to initial European investors only, the underwriter will only sell offered certificates in minimum total investment amounts of $100,000.
CREDIT ENHANCEMENT:

Excess Interest
Overcollateralization
Subordination
Net Swap Payments received from the Swap Counterparty (if any)
OVERCOLLATERALIZATION REQUIREMENTS:

Initial Overcollateralization Amount: approximately 3.70% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date Targeted Overcollateralization Amount: 3.70% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date
Stepdown Overcollateralization Amount: 7.40% of the current aggregate outstanding principal balance of the mortgage loans after stepdown
Minimum Required Overcollateralization Amount: 0.50% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date

                              SUMMARY INFORMATION

      THIS SECTION BRIEFLY SUMMARIZES MAJOR CHARACTERISTICS OF THE CERTIFICATES AND THE MORTGAGE LOANS. IT DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO FULLY UNDERSTAND THE TERMS OF THE CERTIFICATES, YOU SHOULD READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS IN THEIR ENTIRETY.

                               PRINCIPAL PARTIES

Issuing Entity: Specialty Underwriting and Residential Finance Trust, Series 2006-BC3. See "The Transaction Parties--The Issuing Entity."

We are forming the issuing entity to own a pool of sub-prime residential mortgage loans secured by first or second liens on real properties. The issuing entity will contain both fixed rate mortgage loans and adjustable rate mortgage loans. Each class of certificates represents an interest in the issuing entity. The issuing entity is also referred to herein as the "trust fund."

Depositor: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation whose address is 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 and whose telephone number is (212) 449-0357. See "The Transaction Parties--The Depositor" and "Affiliations and Related Transactions."

Sponsor: Merrill Lynch Mortgage Lending, Inc., a Delaware corporation whose address is 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 and whose telephone number is (212) 449-0357. See "The Transaction Parties--The Sponsor" and "Affiliations and Related Transactions."

Servicer: Wilshire Credit Corporation, a Nevada corporation whose address is 14523 SW Millikan Way, Suite 200, Beaverton, Oregon 97005 and whose telephone number is (503) 223-5600. See "The Transaction Parties--The Servicer" and "Affiliations and Related Transactions."

Trustee: U.S. Bank National Association, a national banking association whose address is 60 Livingston Avenue, Mail Code EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention: Structured Finance/SURF 2006-BC3 and whose telephone number is (800) 934-6802. See "The Transaction Parties--The Trustee."

Originator: Specialty Underwriting & Residential Finance whose address is 650 Third Avenue South, Suite 1500, Minneapolis, Minnesota 55402 and whose telephone number is (612) 336-7300. See "Underwriting Guidelines."

Cap Contract Counterparty and Swap Counterparty: Credit Suisse International, whose address is 11 Madison Avenue, New York, New York 10010 and whose telephone number is (212) 325-2000, is the cap contract counterparty and the swap counterparty. See "The Transaction Parties--The Cap Contract Counterparty and the Swap Counterparty."

The following diagram illustrates the various parties involved in the transaction and their respective functions:

                              (PERFORMANCE GRAPH)

                                RATING AGENCIES

Moody's Investors Services, Inc. and Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. will issue the ratings with respect to the certificates.

                                 RELEVANT DATES

Cut-off Date.  The cut-off date will be June 1, 2006.

Closing Date.  The closing date will be on or about June 27, 2006.

Distribution Date. The 25th day of each month, beginning in July 2006. If the 25th day is not a business day, then the distribution date will be the next business day.

Record Date. For any distribution date, the last business day of the month preceding the month of such distribution date (or, in the case of the first distribution date, the closing date).

Final Scheduled Distribution Date. The final scheduled distribution date for the offered certificates will be June 2037. The final scheduled distribution date has been determined by adding one year to the scheduled maturity of the latest maturing mortgage loan in the trust fund. The actual final distribution date for each class of offered certificates may be earlier or later, and could be substantially earlier, than the applicable final scheduled distribution date. See "Prepayments and Yields for the Certificates."

                        THE SERIES 2006-BC3 CERTIFICATES

The Specialty Underwriting and Residential Finance Trust, Series 2006-BC3 certificates represent ownership interests in the issuing entity, the assets of which will consist primarily of first- and second-lien, adjustable and fixed-rate, fully amortizing, interest only and balloon sub-prime residential mortgage loans.

The certificates represent beneficial ownership interests in the underlying trust fund assets. The certificates will have the original certificate principal balance, pass-through rate and other features set forth in the table on page S-4. The issuing entity will issue the certificates under a pooling and servicing agreement, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and U.S. Bank National Association, as trustee. Any collections on the mortgage loans will be used to pay fees to the servicer and the trustee, to make net swap payments (if any) owed to the swap counterparty and the swap termination payment (if any) owed to the swap counterparty (other than defaulted swap termination payments) and to make interest or principal payments on the certificates. All principal collections will be paid to one or more classes of the certificates offered through this prospectus supplement or to other classes of certificates that we are not offering by this prospectus supplement, based on the outstanding certificate principal balances and the remaining principal amount of the mortgage loans. Any interest collections in excess of the amount paid to holders of the offered certificates (either as interest or principal) and the servicer, and the amount, if any, paid to the swap counterparty, will be paid to the owners of the other classes of certificates that we are not offering by this prospectus supplement, which are entitled to receive those excess amounts. See "Description of the Certificates--Distributions."

                             INTEREST DISTRIBUTIONS

Interest will accrue on each class of certificates at the pass-through rate for that class. Interest will accrue on the class A-1, class A-2A, class A-2B, class A-2C and class A-2D, which we refer to herein as the "class A certificates," the class M-1, class M-2, class M-3, class M-4, class M-5 and class M-6, which we refer to herein as the "class M certificates," the class B-1, class B-2 and class B-3, which we refer to herein as the "class B certificates," and the class R certificates from the prior distribution date (or the closing date, in the case of the first distribution date) to the day prior to the current distribution date.

The pass-through rates on the class A, class M and class B certificates will be subject to one of three available funds caps, as described in more detail herein. These available funds caps limit the pass-through rates on the class A, class M and class B certificates.

The pass-through rates on the class A-1 and class R certificates will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest due on the group one mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group one mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the class A-2A, class A-2B, class A-2C and class A-2D certifi-cates, which we refer to collectively herein as the "class A-2 certificates," will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest due on the group two mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group two mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the class M and class B certificates will be limited by reference to a rate determined by the weighted average of the available funds cap for the class A-1 and class R certificates and the available funds cap for the class A-2 certificates (weighted in proportion to the results of subtracting from the aggregate stated principal balance of each mortgage group, the current certificate principal balance of the class A-1 and class R certificates, in the case of group one, or the class A-2 certificates, in the case of group two).

Shortfalls arising from the application of an available funds cap or a maximum rate cap (described below), subject to certain limitations based upon one-month LIBOR, the upper collar on the related cap contract and net swap payments received from the swap counterparty, will be carried over on a subordinated basis with accrued interest at the then applicable pass-through rate and paid from excess cashflow in a later distribution, if available.

As described below, the issuing entity will own three one-month LIBOR cap contracts. Amounts received on the class A-1 cap contract will only be available to make payments on the class A-1 and class R certificates, amounts received on the class A-2 cap contract will only be available to make payments on the class A-2 certificates, and amounts received on the subordinate certificate cap contract will only be available to make payments on the class M and the class B certificates, in each case to the extent of the interest shortfall on such certificates attributable to the related available funds cap or maximum rate cap subject to certain limitations based upon one-month LIBOR, the upper collar on the related cap contract and net swap payments received from the swap counterparty (other than any such shortfalls attributable to the fact that losses are not allocated to the class A certificates after the class M and class B certificates have been written down to zero). See "Description of the Certificates--Distributions--Distributions of Interest."

Any excess of the amount received on the related cap contract over the amount needed to pay such shortfalls on the related classes of offered certificates arising as a result of the available funds cap (other than such shortfalls arising from the fact that the pooling and servicing agreement does not provide for the reduction of the principal balance of the class A certificates as a result of realized losses) will be distributed to the class C certificates (which are not offered pursuant to this prospectus supplement).

The pass-through rates on each of the offered certificates will also be subject to one of three maximum interest rate caps. The maximum rate cap for the class A-1 and class R certificates will be a rate determined by multiplying (a) 12,
(b) an amount obtained by dividing the amount of interest that would be due on the group one mortgage loans had the group one adjustable rate mortgage loans provided for interest at their net maximum lifetime rates and the group one fixed rate mortgage loans provided for interest at their mortgage rates, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group one mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the class A-2 certificates will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest that would be due on the group two mortgage loans had the group two adjustable rate mortgage loans provided for interest at their net maximum lifetime rates and the group two fixed rate mortgage loans provided for interest at their mortgage rates, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group two mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the class M and class B certificates will be limited by reference to a rate determined by the weighted average of the maximum rate cap for the class A-1 and class R certificates and the maximum rate cap for the class A-2 certificates (weighted in proportion to the results of subtracting from the aggregate stated principal balance of each mortgage group, the current certificate principal balance of the class A-1 and class R certificates, in the case of group one, or the class A-2 certificates, in the case of group two). Any interest shortfall due to the related maximum interest rate cap will not be reimbursed other than from amounts received on the related cap contract and available for such purpose. See "Description of the Certificates-- Distributions--Distributions of Interest."

                            PRINCIPAL DISTRIBUTIONS

Principal payments to the certificates will generally reflect principal collections on the mortgage loans in the trust fund. Principal payments will also include a portion of interest collections to the extent necessary to restore overcollateralization to the required level, as described below. See "Description of the Certificates--Distributions--Distributions of Principal."

                                 CAP CONTRACTS

The issuing entity will own three one-month LIBOR cap contracts purchased for the benefit of the offered certificates. The class A-1 cap contract, the class A-2 cap contract and the subordinate certificate cap contract will each terminate following the distribution date in December 2006. Each cap contract will have a notional balance on each distribution date equal to the lesser of
(x) the aggregate certificate principal balance of the related certificates and
(y) the amount determined according to the schedules described in this prospectus supplement under the heading "Description of the Certificates--Cap Contracts" until it is terminated. The issuing entity will receive a payment under each cap contract with respect to any distribution date on which one-month LIBOR exceeds the related lower collar with respect to such distribution date shown in the tables on page S-71. Payments received on the cap contracts will be available to make payments to the holders of the related offered certificates only in respect of interest shortfalls on such certificates attributable to the related available funds cap or maximum rate cap (other than any such shortfalls attributable to the fact that losses are not allocated to the class A certificates after the subordinate certificates have been written down to zero). Any amounts received on the cap contracts on a distribution date that are not used to pay such shortfalls on such distribution date will be distributed to the holders of the class C certificates (which are not being offered pursuant to this prospectus supplement).

                          INTEREST RATE SWAP AGREEMENT

On the closing date, the supplemental interest trust will enter into an interest rate swap agreement with Credit Suisse International, the swap counterparty, for the benefit of the issuing entity.

Under the interest rate swap agreement, with respect to each distribution date during the period beginning on the distribution date in January 2007 and ending on the distribution date in November 2010, the supplemental interest trust will pay to the swap counterparty a fixed payment at a per annum rate as set forth in the table on page S-73, calculated on the basis of a 360-day year assumed to consist of twelve 30-day months and the interest rate swap counterparty will pay to the supplemental interest trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), calculated on the basis of a 360-day year and the actual number of days elapsed in the accrual period, in each case calculated based on the scheduled notional amount set forth in the table on page S-73 in this prospectus supplement for that distribution date. To the extent that the fixed payment exceeds the floating payment payable with respect to any such distribution date, amounts otherwise available for distributions on the certificates will be applied two business days preceding that distribution date to make a net payment to the swap counterparty, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the those distribution dates, the swap counterparty will make a net payment to the supplemental interest trust two business days preceding that distribution date. Any net amounts received by or paid out from the supplemental interest trust under the interest rate swap agreement will either increase or reduce the amount available to make distributions on the certificates, as described under "Description of the Certificates--Distributions from the Supplemental Interest Trust." The interest rate swap agreement is scheduled to terminate following the distribution date in November 2010. See "Description of the Certificates--Swap Agreement" and "--Distributions from the Supplemental Interest Trust."

                                 DENOMINATIONS

The issuing entity will issue the offered certificates (other than the class R certificate) in minimum denominations of $25,000 in original principal amount and integral multiples of $1 in excess of $25,000. A single class R certificate will be issued in definitive form in a $100 denomination.

                            BOOK-ENTRY REGISTRATION

The issuing entity will initially issue the offered certificates (other than the class R certificate) in book-entry form. You may elect to hold your interest in the certificates through The Depository Trust Company in the United States, or Clearstream Banking, societe anonyme or the Euroclear Bank, S.A./N.V. in Europe, or indirectly through participants in these systems.

You will not be entitled to receive a definitive certificate representing your interest except under limited circumstances. See "Description of the Certificates--Book-Entry Certificates" in this prospectus supplement and "Description of the Securities" in the prospectus.

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The sponsor will make certain representations and warranties concerning the mortgage loans. Those representations and warranties will be assigned by the depositor to the trustee for the benefit of certificateholders under the pooling and servicing agreement. Such representations and warranties will include that none of the mortgage loans in the trust fund will be "high cost" loans under applicable federal, state or local anti-predatory or anti-abusive lending laws.

Following the discovery of a breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of that breach, the sponsor will be required either to (1) cure that breach, (2) repurchase the affected mortgage loan from the issuing entity or (3) in certain circumstances, substitute another mortgage loan for the affected mortgage loan.

In order to substitute a new mortgage loan for a mortgage loan that has been removed from the trust fund because of a breach of a representation or warranty,
(a) substitution must take place within two years from the closing date and (b) a mortgage loan that is materially similar to the deleted mortgage loan must be available for substitution. See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans".

                               FEES AND EXPENSES

Before payments are made on the certificates, the servicer will be paid a monthly fee calculated as 0.50% per annum on the total principal balance of the mortgage loans (subject to reduction as described in this prospectus supplement).

The trustee will receive investment earnings on the certificate account. Expenses of the servicer and the trustee (including as a custodian) will be reimbursed before payments are made on the certificates. See "Description of the Certificates--Fees and Expenses of the Trust Fund".

                               CREDIT ENHANCEMENT

Credit enhancement is intended to reduce the harm caused to holders of the certificates as a result of shortfalls in payments received and losses realized on the mortgage loans. The credit enhancement for the certificates will consist of excess interest, overcollateralization, subordination and net swap payments (if any) received from the swap counterparty described in this prospectus supplement

Excess Interest and Overcollateralization. The overcollateralization amount is the excess of the aggregate outstanding principal balance of the mortgage loans over the aggregate principal balance of the offered certificates. On the closing date, the overcollateralization amount will equal approximately 3.70% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date. Generally, because more interest is required to be paid by the mortgagors than is necessary to pay the interest accrued on the offered certificates and the expenses of the issuing entity, including any net swap payments owed to the swap counterparty, there is expected to be excess interest each month. On each distribution date, the issuing entity will apply some or all of the excess interest as a principal payment on the most senior class of certificates then outstanding until the overcollateralization target is reached, resulting in a limited acceleration of amortization of the offered certificates relative to the amortization of the mortgage loans. Once the overcollateralization target amount is reached, the acceleration feature will cease. If thereafter the overcollateralization amount is reduced below the targeted overcollateralization amount as a result of losses on the mortgage loans, the issuing entity will again apply some or all of this excess interest as principal payments on the most senior classes of certificates then outstanding until the overcollateralization target is restored, again resulting in a limited acceleration of amortization of the offered certificates relative to the mortgage loans. This acceleration feature is intended to restore overcollateralization. Once the required level of overcollateralization is restored, the acceleration feature will again cease, unless it becomes necessary again to maintain the required level of overcollateralization. The actual level of overcollateralization may increase or decrease over time. This could result in a temporarily faster or slower amortization of the certificates. See "Description of the Certificates--Overcollateralization Provisions."

Subordination. The rights of the holders of the more junior classes of certificates to receive distributions will be subordinated to the rights of the holders of the more senior classes of certificates to receive distributions. See "Description of the Certificates--Distributions."

In general, the protection afforded the holders of more senior classes of certificates by means of this subordination will be effected in two ways:

- by the preferential right of the holders of the more senior classes to receive, prior to any distribution being made on any distribution date to the holders of the more junior classes of certificates, the amount of interest and principal due on the more senior classes of certificates and, if necessary, by the right of the more senior holders to receive future distributions on the mortgage loans that would otherwise have been allocated to the holders of the more junior classes of certificates; and

- by the allocation to the more junior classes of certificates (in inverse order of seniority) of losses resulting from the liquidation of defaulted mortgage loans or the bankruptcy of mortgagors prior to the allocation of these losses to the more senior classes of certificates, until their respective certificate principal balances have been reduced to zero.

The chart below summarizes the relative seniority of the various classes of certificates and indicates the initial level of credit support provided to the various classes of certificates, which assumes that the targeted overcollateralization amount has been reached. The initial level of credit support includes the initial overcollateralization level of approximately 3.70%.

                              INITIAL
                              CREDIT
CLASS(ES)   CREDIT SUPPORT    SUPPORT
---------  -----------------  -------
A and R..     Class M-1,      21.75%
              Class M-2,
              Class M-3,
              Class M-4,
              Class M-5,
              Class M-6,
              Class B-1,
              Class B-2,
               Class B-3

                              INITIAL
                              CREDIT
CLASS(ES)   CREDIT SUPPORT    SUPPORT
---------  -----------------  -------
  M-1         Class M-2,      18.05%
              Class M-3,
              Class M-4,
              Class M-5,
              Class M-6,
              Class B-1,
              Class B-2,
               Class B-3
  M-2         Class M-3,      14.75%
              Class M-4,
              Class M-5,
              Class M-6,
              Class B-1,
              Class B-2,
               Class B-3
  M-3         Class M-4,      12.80%
              Class M-5,
              Class M-6,
              Class B-1,
              Class B-2,
               Class B-3
  M-4         Class M-5,      11.00%
              Class M-6,
              Class B-1,
              Class B-2,
               Class B-3
  M-5         Class M-6,      9.30%
              Class B-1,
              Class B-2,
               Class B-3
  M-6         Class B-1,      7.75%
              Class B-2,
               Class B-3
  B-1         Class B-2,      6.20%
               Class B-3
  B-2          Class B-3      4.80%
  B-3      Overcollateralization 3.70%

Interest Rate Swap Agreement. Any net swap payment received pursuant to the interest rate swap agreement will be applied to pay interest shortfalls, maintain overcollateralization and repay losses for the related certificates. See "Description of the Certificates--Swap Agreement."
                              OPTIONAL TERMINATION

Subject to restrictions described in this prospectus supplement, before the first distribution date after the distribution date on which the aggregate unpaid principal balance of the mortgage loans is reduced to less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date, the trustee will be directed, pursuant to the pooling and servicing agreement, to attempt to terminate the trust fund through a one-time auction process mutually acceptable to the trustee and the depositor.

If the trust fund is not terminated because the trustee did not receive a sufficient purchase price at least equal to the sum of (i) the aggregate outstanding principal balance of the mortgage loans (or if such mortgage loan is an REO property, the fair market value of such REO property), plus accrued interest thereon through the due date preceding distribution of the proceeds,
(ii) any unreimbursed out-of-pocket costs and expenses owed to the trustee (including any amounts incurred by the trustee in connection with conducting such auction) or the servicer and all unreimbursed advances and servicing advances, (iii) any unreimbursed costs, penalties and/or damages incurred by the issuing entity in connection with any violation relating to any of the mortgage loans of any predatory or abusive lending law and (iv) any swap termination payment, other than a defaulted swap termination payment, owed to the swap counterparty, then Wilshire Credit Corporation, as servicer, may, on any distribution date thereafter, purchase all of the mortgage loans, which similarly would result in the termination of the trust fund. See "The Pooling and Servicing Agreement--Optional Termination."

                              EXCHANGE ACT FILINGS

The Trust will file Distribution Reports on Form 10-D, Annual Reports on Form 10-K and (if applicable) Current Reports on form 8-K with the Securities and Exchange Commission (the "Commission") regarding the Certificates, to the extent, and for such time, as it shall be required to do so under the Securities Exchange Act of 1934, as amended. Such reports will be filed under the name "Merrill Lynch Mortgage Investors Inc" (Commission file no. 333-130545). Members of the public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 205449. Members of the public may obtain information regarding the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that internet site is http://www.sec.gov.

                                LEGAL INVESTMENT

The certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended. We make no representation as to the appropriate characterization of the offered certificates under any laws relating to investment restrictions. You should consult your own counsel as to whether you have the legal authority to invest in these securities. See "Risk Factors--The certificates lack SMMEA eligibility and may lack liquidity, which may limit your ability to sell" and "Legal Investment" in this prospectus supplement and the prospectus.

                        FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the trust fund, other than the cap contract account, the rights to receive payments on the cap contracts, the interest rate swap agreement, the supplemental interest trust and the rights to receive prepayment charges, will elect to be treated as multiple real estate mortgage investment conduits ("REMICs") in a tiered structure. For federal income tax purposes, the offered certificates (other than the class R certificate) will represent ownership of regular interests in a REMIC and the right to receive, and the obligation to make, payments under certain non-REMIC contracts. To the extent that the offered certificates represent regular interests in a REMIC, they will generally be treated as debt instruments for federal income tax purposes. Holders of offered certificates will be required to include in income all interest and original issue discount on the portion of their offered certificates that represents a regular interest in a REMIC, in accordance with the accrual method of accounting. See "Federal Income Tax Consequences" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus for a discussion of the federal income tax treatment of a holder of a regular interest in a REMIC and for a discussion of the federal income tax consequences associated with the deemed rights to receive, and the obligation to make, payments under the non-REMIC contracts. See "Federal Income Tax Consequences" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus.

For federal income tax purposes, the class R certificate will represent the residual interest in each of the REMICs included in the trust fund and the right to receive payments under certain non-REMIC contracts. The class R certificate will not be treated as a debt instrument for federal income tax purposes. The beneficial owner of the class R certificate will be required to include the taxable income or loss of the REMICs in determining its taxable income. All or most of the taxable income of the REMICs includable by the beneficial owner of the class R certificate will be treated as "excess inclusion" income which is subject to special limitations for federal income tax purposes. As a result of this tax treatment, the after-tax return on the class R certificate may be significantly lower than would be the case if the class R certificate were taxed as a debt instrument, or may be negative. See "Federal Income Tax Consequences--Class R Certificate."

Additionally, the class R certificate will be treated as a "noneconomic residual interest" for tax purposes and, as a result, certain transfers of the class R certificate may be disregarded for federal income tax purposes, with the transferor continuing to have tax liabilities for the transferred certificates. See "Description of the Certificates--Restrictions on Transfer of the Class R Certificate" and "Federal Income Tax Consequences--Class R Certificate" in this prospectus supplement and "Material Federal Income Tax Consequences--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" in the prospectus.

                              ERISA CONSIDERATIONS

Under current law, in general, the offered certificates (other than the class R certificate) will be eligible for acquisition by retirement or other employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal

Revenue Code of 1986, as amended. However, prior to the termination of the interest rate swap agreement, such employee benefit plans or plans subject to
Section 4975 may not acquire the offered certificates unless such acquisition and holding satisfies the requirements for exemptive relief under and is covered by one of the investor-based exemptions issued by the Department of Labor. Prospective investors should consult with legal counsel regarding the consequences of the acquisition and holding of the offered certificates by such a retirement or other employee benefit plan. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                                    RATINGS

Moody's Investors Services, Inc. and Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., will issue the ratings with respect to the offered certificates.

The offered certificates are required to receive the ratings indicated under the heading "Anticipated Ratings" in the chart shown on page S-4 of this prospectus supplement.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by any rating agency. The ratings on the certificates address the likelihood of the receipt by holders of the certificates of all distributions on the underlying mortgage loans to which they are entitled. They do not represent any assessment of the likelihood or rate of principal prepayments or the likelihood that any interest carry forward amount will be paid. See "Ratings."

                               THE MORTGAGE LOANS

We will divide the mortgage loans into two separate groups referred to as group one and group two. Group one will consist of first and second lien fixed rate and adjustable rate mortgage loans that, with respect to the first lien mortgage loans, had a principal balance at origination of no more than $417,000 if a single-unit property (or $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $208,500 (or $312,750 if the property is located in Hawaii or Alaska). Group two will consist of first and second lien fixed rate and adjustable rate mortgage loans that had a principal balance at origination that may or may not conform to the criteria specified above for mortgage loans included in group one.

The following tables summarize approximate characteristics of the mortgage pool as of June 1, 2006. When we refer to percentages of mortgage loans in the following tables, we are describing the percentage of the aggregate principal balance of the mortgage loans in the trust fund as of June 1, 2006, which we refer to as the cut-off date. The sum of the percentages may not equal 100.00% due to rounding. For additional information on the mortgage loans, see "The Mortgage Pool--Mortgage Loans" and "Annex II--The Mortgage Loans."

                               THE MORTGAGE POOL

                         MORTGAGE LOAN CHARACTERISTICS

Number of loans:............................................         5,084
Aggregate outstanding principal balance:....................  $850,005,701
Number of loans with prepayment penalties at origination:...         3,784
Weighted average prepayment penalty term at origination for
  loans with prepayment penalties (in months):..............            29

                                                              AVERAGE OR
                                                           WEIGHTED AVERAGE          RANGE
                                                           ----------------   -------------------
Outstanding principal balance(1):........................      $167,192       $9,981 to $795,000
Original principal balance(1):...........................      $167,391       $10,000 to $795,000
Current mortgage rates(2):...............................       8.258%         5.400% to 13.990%
Original loan-to-value ratio(2)(3):......................       81.66%         11.03% to 100.00%
Stated remaining term to maturity (in months)(2):........        347              119 to 360
Credit Score(2)(5):......................................        614              501 to 809
Maximum mortgage rates(2)(4):............................      14.497%        11.750% to 18.500%
Minimum mortgage rates(2)(4):............................       7.939%         3.000% to 12.150%
Gross Margin(2)(4):......................................       6.251%         2.000% to 10.550%
Initial Rate Cap(2)(4):..................................       2.602%         1.000% to 5.000%
Periodic Rate Cap(2)(4):.................................       1.023%         1.000% to 3.000%
Months to Roll(2)(4):....................................         27                1 to 59

---------------

(1) Indicates average.

(2) Indicates weighted average.

(3) Includes combined loan-to-value ratios for second lien mortgage loans.

(4) Adjustable Rate Mortgage Loans only.

(5) Minimum and weighted average only for loans with scores available.

                      MORTGAGE RATES FOR THE MORTGAGE POOL

                                    (GRAPH)

               ORIGINAL PRINCIPAL BALANCES FOR THE MORTGAGE POOL

                                    (GRAPH)

                      PRODUCT TYPES FOR THE MORTGAGE POOL

                                  (PIE CHART)

              ORIGINAL LOAN-TO-VALUE RATIOS FOR THE MORTGAGE POOL

                              (MORTGAGE BAR GRAPH)

                   CREDIT SCORE SUMMARY FOR THE MORTGAGE POOL

                              (MORTGAGE BAR GRAPH)

                   CREDIT GRADE SUMMARY FOR THE MORTGAGE POOL

                              (MORTGAGE PIE CHART)

             ORIGINAL PREPAYMENT PENALTY TERM FOR THE MORTGAGE POOL

                              (MORTGAGE BAR GRAPH)

                                  RISK FACTORS

NATURE OF SUB-PRIME MORTGAGE LOANS MAY INCREASE RISK OF LOSS

      Some of the mortgage loans may be of sub-prime credit quality; i.e., they do not meet the customary credit standards of Freddie Mac and Fannie Mae. Delinquencies and liquidation proceedings are more likely with these mortgage loans than with mortgage loans that satisfy such credit standards. In the event these mortgage loans do become delinquent or subject to liquidation, you may face delays in receiving payment and may suffer losses if the credit enhancements are insufficient to cover the delays and losses.

MORTGAGE LOANS SECURED BY JUNIOR LIENS MAY EXPERIENCE A HIGHER RATE OF LOSS THAN MORTGAGE LOANS SECURED BY SENIOR LIENS

      Approximately 5.33% of the mortgage loans are secured by junior liens subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. With respect to such mortgage loans, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust, in which case it must pay the entire amount due on the senior mortgages or deeds of trust to the senior mortgagees in the event the mortgagor is in default thereunder. In servicing junior mortgages in its portfolio, it is generally the servicer's practice to satisfy the senior mortgages at or prior to the foreclosure sale only if the servicer reasonably believes that it will be able to collect significant net proceeds from the mortgagor or the property.

THE OVERCOLLATERALIZATION PROVISIONS OF THE TRUST FUND WILL AFFECT THE YIELDS TO MATURITY OF THE CERTIFICATES

      The overcollateralization provisions of the trust fund will affect the weighted average lives of the certificates and consequently the yields to maturity of the certificates. To the extent necessary to achieve and maintain the required amount of overcollateralization, net excess cashflow will be applied as distributions of principal to the most senior class of certificates then outstanding. This application of net excess cashflow will continue until the required level of overcollateralization is reached (and will resume thereafter if the overcollateralization level is reduced below the required level due to losses on the mortgage loans) and will have the effect of reducing the weighted average lives of the certificates. The actual required amount of overcollateralization may change from distribution date to distribution date, producing uneven distributions of accelerated payments in respect of principal under these circumstances. We cannot predict to what degree it will be necessary to apply net excess cashflow as distributions of principal in order to achieve and maintain the required amount of overcollateralization.

      Net excess cashflow generally is the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the offered certificates, any net swap payments or swap termination payment to the swap counterparty and the issuing entity expenses. Mortgage loans with higher interest rates will contribute more interest to the net excess cashflow. Mortgage loans with higher interest rates may prepay faster than mortgage loans with relatively lower interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans that have higher interest rates may adversely affect the amount of net excess cashflow.

      As a result of the interaction of these factors, the effect of the overcollateralization provisions on the weighted average lives of the offered certificates may vary significantly over time. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Yield Considerations--Prepayments--Maturity and Weighted Average Life" in the prospectus.

PREPAYMENTS ON THE MORTGAGE LOANS WILL AFFECT THE YIELDS TO MATURITY OF THE CERTIFICATES

      The yields to maturity and weighted average lives of the certificates will be affected primarily by the rate and timing of principal payments (including prepayments, liquidations, repurchases and defaults) of, and losses on, the mortgage loans. Prepayment experience may be affected by many factors, including general economic conditions, interest rates and the availability of alternative financing, homeowner mobility and the solicitation of mortgagors to refinance their mortgage loans. The servicer may, in the case of a delinquent mortgage loan or because of an indication that a mortgagor is interested in refinancing or prepaying a mortgage loan, solicit or refer to a mortgage originator such mortgagor for refinancing. Any such solicitation may cause the rate of prepayments on the mortgage loans to occur at a faster rate than might otherwise be the case. In addition, substantially all of the mortgage loans contain due-on-sale provisions. The servicer is required to enforce these provisions unless enforcement is not permitted by applicable law, in certain other circumstances as described in the pooling and servicing agreement, or, if the servicer, in a manner consistent with accepted servicing practices, permits the purchaser of the related mortgaged property to assume the mortgage loan.

      To the extent permitted by applicable law, any assumption will not release the original borrower from its obligation under the mortgage loan. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses" in the prospectus for a description of the provisions of the mortgage loans that may affect their prepayment experience.

      The trustee will be directed in the pooling and servicing agreement to conduct a one-time auction of the assets remaining in the trust fund in an attempt to terminate the trust fund after the aggregate unpaid principal balance of the mortgage loans is reduced to less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. If the auction fails to realize a sufficient purchase price, the servicer may, on any distribution date thereafter, purchase all of the mortgage loans. Any such purchase will cause a termination of the trust fund. A swap termination payment may be owed to the swap counterparty upon the termination of the trust fund. Any such swap termination payment shall be included in the calculation of the price to be paid in order to effect the auction termination of the trust fund.

      The yields on the classes of offered certificates will also be sensitive to the level of one-month LIBOR and the level of the mortgage index. In addition, the yield to maturity of any offered certificates that you purchase at a discount or premium will be more sensitive to the rate and timing of payments thereon. You should consider, in the case of any offered certificates that you purchase at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any offered certificates that you purchase at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. Because approximately 77.20% of the mortgage loans contain prepayment charges, the rate of principal prepayments during the term of such prepayment charges may be less than the rate of principal prepayments for mortgage loans that do not contain prepayment charges; however, principal prepayments of the mortgage loans could be expected to increase, perhaps materially, at or near the time of the expiration of such prepayment charges. We cannot make any representation as to the anticipated rate of prepayments on the mortgage loans, the amount and timing of losses on the mortgage loans, the level of one-month LIBOR or the mortgage index or the resulting yield to maturity of any offered certificates. Any reinvestment risks resulting from a faster or slower incidence of prepayments on the mortgage loans will be borne entirely by the offered certificateholders as described in this prospectus supplement. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Yield Considerations--Prepayments--Maturity and Weighted Average Life" in the prospectus.

MORTGAGE LOANS ORIGINATED UNDER THE UNDERWRITING GUIDELINES DESCRIBED IN THIS PROSPECTUS SUPPLEMENT CARRY A RISK OF HIGHER DELINQUENCIES

      The underwriting guidelines used in connection with the origination of the mortgage loans in the trust fund consider the credit quality of a mortgagor and the value of the mortgaged property. The mortgagors generally do not qualify for loans conforming to Fannie Mae or Freddie Mac guidelines. Furthermore, the underwriting guidelines used in connection with the origination of the mortgage loans in the trust fund do not prohibit a borrower from obtaining secondary financing on the mortgaged property. Secondary financing would reduce the borrower's equity in the related mortgaged property.

      As a result of the underwriting guidelines used in connection with the origination of the mortgage loans in the trust fund, the mortgage loans are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten to Fannie Mae and Freddie Mac conforming guidelines. Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans than on mortgage loans originated in a more traditional manner. Similarly, an overall general decline in residential real estate values could cause a particularly severe decline in the value of the mortgaged properties relating to mortgage loans in the trust fund. We cannot provide any assurance that the mortgaged properties will not experience an overall decline in value.

THE INTEREST RATE ON THE CERTIFICATES MAY BE CAPPED DEPENDING ON FLUCTUATIONS IN ONE-MONTH LIBOR, SIX-MONTH LIBOR AND ONE-YEAR LIBOR

      The pass-through rates on the classes of offered certificates are calculated based upon the value of an index (one-month LIBOR) that is different from the value of the index applicable to all of the adjustable rate mortgage loans (six-month LIBOR or one-year LIBOR) in the mortgage pool as described under "The Mortgage Pool--General" and are subject to the related available funds caps and maximum rate caps. In addition, the fixed rate mortgage loans have mortgage rates that are not dependent on any index.

      The class A-1 available funds cap effectively limits the amount of interest accrued on the class A-1 and class R certificates to a per annum rate equal to the product of (a) 12, (b) an amount obtained by dividing the amount of interest due on the group one mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group one mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. The class A-2 available funds cap effectively limits the amount of interest accrued on the class A-2 certificates to a per annum rate equal to the product of (a) 12, (b) an amount obtained by dividing the amount of interest due on the group two mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group two mortgage loans as of the first day of the related accrual period, and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. The subordinate certificate available funds cap effectively limits the amount of interest accrued on the class M and class B certificates to a per annum rate equal to the weighted average of the class A-1 available funds cap and the class A-2 available funds cap (weighted in proportion to the results of subtracting from the aggregate principal balance of each mortgage group the current principal balance of the class A-1 and class R certificates, in the case of group one, or the class A-2 certificates, in the case of group two).

      Various factors may cause an available funds cap described above to limit the amount of interest that would otherwise accrue on the offered certificates. First, this can result if one-month LIBOR increases more rapidly than six-month LIBOR and one-year LIBOR. In addition, the pass-through rates on the offered certificates adjust monthly, while the interest rates on the adjustable rate mortgage loans adjust less frequently and the interest rates on the fixed rate mortgage loans remain constant, with the result that the operation of the related available funds cap described above may limit increases in the pass-through rates for extended periods in a rising interest rate environment. The adjustable rate mortgage loans are also subject to periodic (i.e., semi-annual or annual) adjustment caps and maximum rate caps, and the weighted average margin is subject to change based upon prepayment experience, which also may result in an available funds cap described above limiting increases in the pass-through rates for the offered certificates. Finally, the adjustable rate mortgage loans accrue interest on the basis of a 360-day year assumed to consist of twelve 30-day months, while calculations of interest on the offered certificates will be made on the basis of the actual number of days elapsed and a year of 360 days. This may result in an available funds cap limiting the pass-through rates for the related offered certificates in some periods. Consequently, the interest that becomes due on the adjustable rate mortgage loans (less certain administrative costs, including net swap payments, if any, owed to the swap counterparty and the swap termination payment, if any, owed to the swap counterparty (other than defaulted swap termination payments)) with respect to any distribution date may not equal the amount of interest that would accrue at one-month LIBOR plus the applicable margin on the classes of offered certificates during the related period. Furthermore, if an available funds cap described above determines the pass-through rate for a class of offered certificates for a distribution date, the market value of those certificates may be temporarily or permanently reduced.

      In addition, the pass-through rate on each class of offered certificates is subject to the related maximum rate cap, which limits the pass-through rate on each class of certificates based on the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans. These maximum rate caps may limit increases in the pass-through rates on the offered certificates. This may occur even if there is sufficient interest collected on the mortgage loans in the trust fund, net of trust fund expenses, to pay interest on the offered certificates without giving effect to the related maximum rate cap.

THE PROTECTION AFFORDED TO YOUR CERTIFICATES BY SUBORDINATION IS LIMITED

      The rights of the class M-1 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A certificates to receive those distributions; the rights of the class M-2 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A and the class M-1 certificates to receive those distributions; the rights of the class M-3 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M-1 and class M-2 certificates to receive those distributions; the rights of the class M-4 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M-1, class M-2 and class M-3 certificates to receive those distributions; the rights of the class M-5 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M-1, class M-2, class M-3 and class M-4 certificates to receive those distributions; the rights of the class M-6 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M-1, class M-2, class M-3, class M-4 and class M-5 certificates to receive those distributions; the rights of the class B-1 certificates to receive distributions with respect to mortgage loans will be subordinate to the rights of the class A and class M certificates to receive those distributions; the rights of the class B-2 certificates to receive distributions with respect to mortgage loans will be subordinate to the rights of the class A, class M and class B-1 certificates to receive those distributions; and the rights of the class B-3 certificates to receive distributions with respect to mortgage loans will be subordinate to the rights of the class A, class M, class B-1 and class B-2 certificates to receive those distributions. This subordination is intended to enhance the likelihood of regular receipt by higher-ranking classes of certificates of the full amount of the monthly distributions allocable to them, and to afford protection against losses.

ALLOCATION OF LOSSES TO THE SUBORDINATE CERTIFICATES MAKES THE YIELD TO MATURITY ON THOSE CLASSES OF CERTIFICATES SENSITIVE TO DEFAULTS ON THE MORTGAGE LOANS

      If realized losses are incurred with respect to the mortgage loans to the extent that the aggregate certificate principal balance of the offered certificates exceeds, after distributions on such distribution date, the aggregate stated principal balance of the mortgage loans, the certificate principal balances of the subordinate certificates will be reduced in reverse order of seniority (first to the class B-3 certificates, second to the class B-2 certificates, third to the class B-1 certificates, fourth to the class M-6 certificates, fifth to the class M-5 certificates, sixth to the class M-4 certificates, seventh to the class M-3 certificates, eighth to the class M-2 certificates and ninth to the class M-1 certificates) by the amount of the excess. Consequently, the yields to maturity on the subordinate certificates will be sensitive, in varying degrees, to defaults on the mortgage loans and the timing of these defaults. Investors should fully consider the risks associated with an investment in the subordinate certificates, including the possibility that investors may not fully recover their initial investments as a result of realized losses.

DELAYS AND EXPENSES CONNECTED WITH THE LIQUIDATION OF MORTGAGED PROPERTIES MAY RESULT IN LOSSES TO YOU

      Even assuming that the mortgaged properties provide adequate security for the mortgage loans, there could be substantial delays in connection with the liquidation of mortgage loans that are delinquent and resulting shortfalls in distributions to you could occur. Further, liquidation expenses, such as legal fees, real estate taxes and maintenance and preservation expenses, will reduce the security for the mortgage loans and thereby reduce the proceeds payable to you. If any of the mortgaged properties fail to provide adequate security for the related mortgage loans, you could experience a loss, particularly if you are a holder of one of the most subordinate classes.

RATINGS ON THE CERTIFICATES DO NOT ADDRESS ALL OF THE FACTORS YOU SHOULD CONSIDER WHEN PURCHASING CERTIFICATES

      The rating of each class of offered certificates will depend primarily on an assessment by the rating agencies of the mortgage loans as well as the structure of the transaction. The rating by the rating agencies of any class of offered certificates is not a recommendation to purchase, hold or sell any rated certificates, inasmuch as the rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be qualified, lowered or withdrawn by the rating agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments or the likelihood that any floating rate certificate carryover amounts will be paid. See "Ratings".

COLLECTIONS ON THE MORTGAGE LOANS MAY BE DELAYED OR REDUCED IF THE SPONSOR OR THE SERVICER BECOMES INSOLVENT

      The sale of the mortgage loans from Merrill Lynch Mortgage Lending, Inc. to Merrill Lynch Mortgage Investors, Inc. will be treated as a sale of the mortgage loans. However, in the event of an insolvency of Merrill Lynch Mortgage Lending, Inc., the conservator, receiver or trustee in bankruptcy of such entity may attempt to recharacterize the mortgage loan sale as a borrowing, secured by a pledge of the applicable mortgage loans. If these transfers were to be challenged, delays in payments of the certificates and reductions in the amounts of these payments could occur.

      In the event of a bankruptcy or insolvency of Wilshire Credit Corporation, as servicer, the bankruptcy trustee or receiver may have the power to prevent U.S. Bank National Association, as trustee, or the certificateholders from appointing a successor servicer. Regardless of whether a successor servicer is appointed, any termination of Wilshire Credit Corporation, as servicer (whether due to bankruptcy or insolvency or otherwise), could adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans.

MERRILL LYNCH MORTGAGE LENDING, INC. MAY NOT BE ABLE TO REPURCHASE DEFECTIVE MORTGAGE LOANS.

      Merrill Lynch Mortgage Lending, Inc. will make certain representations and warranties with respect to the mortgage loans. Those representations are summarized in "Description of the Agreements--Representations and Warranties; Repurchases" in the prospectus.

      If Merrill Lynch Mortgage Lending, Inc. fails to cure in a timely manner a material breach of its representations and warranties with respect to any mortgage loan, then Merrill Lynch Mortgage Lending, Inc. would be required to repurchase or substitute for the defective mortgage loan. It is possible that Merrill Lynch Mortgage Lending, Inc. may not be capable of repurchasing or substituting for any defective mortgage loans, for financial or other reasons. The inability of Merrill Lynch Mortgage Lending, Inc. to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

THE OFFERED CERTIFICATES MAY BE INAPPROPRIATE FOR INDIVIDUAL INVESTORS

      The offered certificates may not be an appropriate investment for you if you do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of certificates. This may be the case because, among other things:

      - The yields to maturity of the offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans;

      - The rates of principal distributions on, and the weighted average lives of, the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal distributions among the classes of certificates, and for that reason, the certificates may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

      - You may not be able to reinvest amounts distributed in respect of principal on a certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the pass-through rates on the certificates; or

      - It is possible that a secondary market for the certificates will not develop or that your investment may not be liquid. Lack of liquidity could result in a substantial decrease in the market value of your certificates.

      You should also carefully consider the further risks and other special considerations discussed above and under the heading "Yield, Prepayment and Maturity Considerations" in this prospectus supplement, and in the prospectus under the heading "Risk Factors."

HIGH COMBINED LOAN-TO-VALUE RATIOS INCREASE RISK OF LOSS

      Mortgage loans with higher combined loan-to-value ratios may present a greater risk of loss than mortgage loans with combined loan-to-value ratios of 80% or below. Approximately 69.63% of the mortgage loans had a combined loan-to-value ratio at the time of origination in excess of 80% but less than or equal to 100%.

THE GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS MEANS YOUR INVESTMENT MAY BE ESPECIALLY SENSITIVE TO ECONOMIC CONDITIONS IN PARTICULAR STATES

      As of the cut-off date, approximately 19.23%, 10.36% and 6.88% of the mortgaged properties were located in California, Florida and Maryland, respectively. An overall decline in the residential real estate markets in these states could adversely affect the values of the mortgaged properties securing the related mortgage loans. As the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, we cannot assure you that the residential real estate markets in these states will not weaken. If the residential real estate markets in these states should experience an overall decline in property values, the rates of losses on the related mortgage loans would be expected to increase, and could increase substantially. Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of principal of those mortgage loans. Properties in these states, particularly California, may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes and hurricanes, as well as floods, wildfires, mudslides and other natural disasters.

MORTGAGE LOANS WITH INTEREST-ONLY PAYMENTS MAY EXPERIENCE HIGHER DEFAULT RATES

      Approximately 18.88% of the aggregate principal balance of the mortgage loans as of the cut-off date provide for payment of interest at the related mortgage rate, but no payment of principal, for a period of two to ten years, as applicable, following the origination of the mortgage loan. Following the applicable period, the monthly payment with respect to each of these mortgage loans will be increased to an amount sufficient to amortize the principal balance of the mortgage loan over the remaining term and to pay interest at the related mortgage rate.

      The presence of these mortgage loans will, absent other considerations, result in longer weighted average lives of the offered certificates than would have been the case had these mortgage loans not been included in the trust fund. If you purchase a certificate at a discount, you should consider that the extension of weighted average lives could result in a lower yield than would be the case if these mortgage loans provided for payment of principal and interest on every payment date. In addition, a borrower may view the absence of any obligation to make a payment of principal during the first two, three, five or ten years, as applicable, of the term of a mortgage loan as a disincentive to prepayment.

      If a recalculated monthly payment as described above is substantially higher than a borrower's previous interest-only monthly payment, that mortgage loan may be subject to an increased risk of delinquency and loss.

MORTGAGE LOANS WITH BALLOON PAYMENTS MAY EXPERIENCE HIGHER DEFAULT RATES

      Approximately 24.26% of the aggregate principal balance of the mortgage loans as of the cut-off date are "balloon loans" that provide for the payment of the unamortized principal balance of the mortgage loan in a single payment at maturity. The balloon loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30 or 40 year amortization schedule, and a single payment of the remaining balance of the balloon loan generally up to 15 or 30 years after origination. Amortization of a balloon loan based on a scheduled period that is longer than the term of the mortgage loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. We do not have any information regarding the default history or prepayment history of payments on balloon loans. Because borrowers of balloon loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the balloon loans is greater than that associated with fully-amortizing loans.

THE MORTGAGE POOL MAY CONTAIN DELINQUENT MORTGAGE LOANS, WHICH MAY DECREASE THE AMOUNT OF PRINCIPAL DISTRIBUTED TO YOU

      The trust fund may include mortgage loans that are delinquent as of the cut-off date. It is expected that as of the cut-off date not more than approximately 1.26% of the mortgage loans (by the cut-off date principal balance) will be between 31 and 60 days delinquent, and it is expected that none of the mortgage loans (by the cut-off date principal balance) will be 61 days or more delinquent. If there are not sufficient funds from amounts collected on the mortgage loans, the aggregate amount of principal returned to any class of offered certificateholders may be less than the certificate principal balance of a class on the day that class was issued. Delinquency information presented in this prospectus supplement as of the cut-off date is determined and prepared as of the close of business on the last business day immediately prior to the cut-off date.

THE CERTIFICATES LACK SMMEA ELIGIBILITY AND MAY LACK LIQUIDITY, WHICH MAY LIMIT YOUR ABILITY TO RESELL THE CERTIFICATES

      The underwriter intends to make a secondary market in the offered certificates, but will have no obligation to do so. We cannot assure you that a secondary market for any class of offered certificates will develop, or if one does develop, that it will continue or provide sufficient liquidity of investment or that it will remain for the term of the related class of offered certificates. The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in the offered certificates, thereby limiting the market for the offered certificates. In light of those risks, you should consult your own counsel as to whether you have the legal authority to invest in non-SMMEA securities such as the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

PAYMENTS DUE UNDER THE TERMS OF THE CAP CONTRACTS MAY BE DELAYED, REDUCED OR ELIMINATED IF THE CAP CONTRACT COUNTERPARTY, CREDIT SUISSE INTERNATIONAL, BECOMES INSOLVENT

      The trust fund will include three one-month LIBOR cap contracts for the benefit of the offered certificates which the cap contract counterparty, Credit Suisse International, is obligated on any distribution date prior to the termination of the applicable cap contract to make certain payments to the issuing entity in the event that one-month LIBOR exceeds the related lower collar shown in the tables on page S-71 with respect to that distribution date. Each of the cap contracts will terminate following the distribution date in December 2006. However, in the event of the insolvency or bankruptcy of the cap contract counterparty, payments due under the cap contracts may be delayed, reduced or eliminated. Moreover, any of the cap contracts may be subject to early termination if either party thereto fails to perform or the cap contract becomes illegal or subject to certain kinds of taxation. In the event of early termination of a cap contract, there will not be a replacement cap contract.

PAYMENTS DUE UNDER THE TERMS OF THE INTEREST RATE SWAP AGREEMENT MAY BE DELAYED, REDUCED OR ELIMINATED IF THE INTEREST RATE SWAP COUNTERPARTY, CREDIT SUISSE INTERNATIONAL, BECOMES INSOLVENT

      The supplemental interest trust, for the benefit of the trust fund, will include an interest rate swap agreement for the benefit of the certificates under which the interest rate swap counterparty, Credit Suisse International, is obligated in respect of any distribution date on or after the distribution date in January 2007 and on or prior to the distribution date in November 2010 to make certain net payments to the supplemental interest trust in the event that LIBOR exceeds a per annum rate with respect to that distribution date as set forth in the table on page S-73. The interest rate swap agreement will begin on the distribution date in December 2006 and terminate following the distribution date in November 2010. However, in the event of the insolvency or bankruptcy of Credit Suisse International, payments due under the interest rate swap agreement may be delayed, reduced or eliminated. Moreover, the interest rate swap agreement may be subject to early termination if either party thereto fails to perform or the interest rate swap agreement becomes illegal or subject to certain kinds of taxation. In the event of early termination of the interest rate swap agreement, there may not be a replacement interest rate swap agreement and the supplemental interest trust may be obligated to make a one-time termination payment to the interest rate swap counterparty. In certain circumstances, where the early termination is not the result of an event of default by the interest rate swap counterparty or other certain termination events, payments to certificateholders will be subordinate to the one-time termination payment to the interest rate swap counterparty.

FAILURE OF THE SWAP COUNTERPARTY TO PROVIDE INFORMATION REQUIRED OF PROVIDERS OF DERIVATIVE INSTRUMENTS PURSUANT TO REGULATION AB AND SUBSEQUENT FAILURE TO REPLACE ITSELF WITH A SWAP COUNTERPARTY THAT CAN PROVIDE SUCH REQUIRED INFORMATION MAY RESULT IN A SWAP TERMINATION EVENT

      The swap agreement imposes a contractual obligation on the swap counterparty to provide all information that may be required pursuant to Regulation AB for providers of derivative instruments. To the extent that the swap counterparty cannot provide the required information in accordance with the swap agreement, the swap counterparty is required to replace itself with a swap provider, or obtain a guarantor, that can provide the necessary information. If the swap counterparty cannot secure a replacement provider or guarantor, the failure to comply with the swap agreement will result in an "additional termination event" under the swap agreement in respect of which the swap provider will be the sole affected party. In certain circumstances, a swap termination payment may be owed to the swap counterparty in connection with the additional termination event described above or in connection with any other additional termination event or event of default provided for under the swap agreement. Such swap termination payments will reduce the amounts available to make payments on the certificates.

RAPID PREPAYMENTS OF THE MORTGAGE LOANS COULD INCREASE RELATIVE AMOUNTS DUE UNDER THE INTEREST RATE SWAP AGREEMENT AND AFFECT THE YIELD TO MATURITY OF THE CERTIFICATES

      Any net payment payable to the interest rate swap counterparty under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders and may reduce the pass-through rates on the certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated (namely, the scheduled notional amount) may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the interest rate swap counterparty. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates.

      In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the interest rate swap counterparty on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

      Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay current interest and interest carry forward, interest shortfalls, and to maintain overcollateralization. However, no amounts will be payable to the supplemental interest trust by the interest rate swap counterparty unless the floating payment owed by the interest rate swap counterparty for a distribution date exceeds the fixed payment owed to the interest rate swap counterparty for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds a per annum rate as set forth in the table on page S-73. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization. See "Description of the Certificates--Distributions."

VIOLATIONS OF FEDERAL, STATE AND LOCAL LAWS

      Federal, state and local laws regulate the underwriting, origination, servicing and collection of the mortgage loans. These laws have changed over time and have become more restrictive or stringent with respect to specific activities of the servicer and the originators. Actual or alleged violations of these federal, state and local laws may, among other things:

      - limit the ability of the servicer to collect principal or interest on the mortgage loans,

      -   provide the borrowers with a right to rescind the mortgage loans,

      - entitle the borrowers to refunds of amounts previously paid or to set-off those amounts against their loan obligations,

      - result in a litigation proceeding (including class action litigation) being brought against the issuing entity, and

      - subject the issuing entity to actual or alleged liability for expenses, penalties and damages resulting from the violations.

      As a result, these violations or alleged violations could result in shortfalls in the distributions due on your certificates. See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

RECENT DEVELOPMENTS MAY INCREASE RISK OF LOSS ON THE MORTGAGE LOANS

      The Servicemembers Civil Relief Act and comparable state legislation provide relief to mortgagors who enter active military service and to mortgagors in reserve status who are called to active duty after the origination of their mortgage loans. Certain state laws provide relief similar to that of the Servicemembers Civil Relief Act and may permit the mortgagor to delay or forego certain interest and principal payments. The response of the United States to the terrorist attacks on September 11, 2001 and to the current situation in Iraq and Afghanistan has involved military operations that have placed a substantial number of citizens on active duty status, including persons in reserve status or in the National Guard who have been called or will be called to active duty. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. The Servicemembers Civil Relief Act provides generally that a mortgagor who is covered by the Servicemembers Civil Relief Act may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the mortgagor's active duty. These shortfalls are not required to be paid by the mortgagor at any future time. The servicer will not advance these shortfalls as delinquent payments and such shortfalls are not covered by any form of credit enhancement on the certificates. Shortfalls on the mortgage loans due to the application of the Servicemembers Civil Relief Act or similar state legislation or regulations will reduce the amount of collections available for distribution on the certificates.

      The Servicemembers Civil Relief Act and comparable state legislation also limit the ability of the servicer to foreclose on a mortgage loan during the mortgagor's period of active duty and, in some cases, during an additional three-month period thereafter. As a result, there may be delays in payment and increased losses on the mortgage loans. Those delays and increased losses will be borne primarily by the outstanding class of certificates with the lowest payment priority.

      We do not know how many mortgage loans have been or may be affected by the application of the Servicemembers Civil Relief Act or any similar state legislation. See "Certain Legal Aspects of Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

HIGH COST LOANS

      None of the mortgage loans are covered by the Home Ownership and Equity Protection Act of 1994. In addition to the Home Ownership and Equity Protection Act of 1994, however, a number of legislative proposals have been introduced at both the federal and state levels that are designed to discourage predatory lending practices. Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans. In some cases, state law may impose requirements and restrictions greater than those in the Home Ownership and Equity Protection Act of 1994. The failure to comply with these laws could subject the issuing entity, and other assignees of the mortgage loans, to monetary penalties and could result in the borrowers rescinding such mortgage loans against either the issuing entity or subsequent holders of the mortgage loans. Lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts. None of the mortgage loans are "high cost loans" under any state or local laws.

                           FORWARD-LOOKING STATEMENTS

      In this prospectus supplement and the attached prospectus, we use forward-looking statements. These forward-looking statements are found in the material, including each of the tables, set forth under "Risk Factors" and "Yield, Prepayment and Maturity Considerations." Forward-looking statements are also found elsewhere in this prospectus supplement and the prospectus and include words like "expects," "intends," "anticipates," "estimates" and other similar words. These statements are inherently subject to a variety of risks and uncertainties. Actual results may differ materially from those we anticipate due to changes in, among other things:

      -   economic conditions and industry competition;

      -   political, social and economic conditions;

      -   the law and government regulatory initiatives; and

      -   interest rate fluctuations.

      We will not update or revise any forward-looking statements to reflect changes in our expectations or changes in the conditions or circumstances on which these statements were originally based.

                                    GLOSSARY

      A glossary of defined terms used in this prospectus supplement begins on page S-117.

                               THE MORTGAGE POOL

GENERAL

      The mortgage pool with respect to the certificates consisted as of the Cut-off Date of approximately 5,084 conventional Mortgage Loans evidenced by promissory notes having an aggregate principal balance of approximately $850,005,701. The mortgage pool consists of Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans.

      References herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of all of the Mortgage Loans in the mortgage pool as of the Cut-off Date, based on the outstanding principal balances of such Mortgage Loans as of the Cut-off Date, after giving effect to Scheduled Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of mortgaged properties refer, in each case, to the percentages of aggregate principal balances of the related Mortgage Loans (determined as described in the preceding sentence). The mortgage pool will be divided into two groups, referred to as Group One and Group Two.

      Group One, representing approximately 57.75% of the mortgage pool, will consist of first and second lien fixed rate mortgage loans and adjustable rate mortgage loans that, with respect to the first lien mortgage loans, had a principal balance at origination of no more than $417,000 if a single-unit property (or $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $208,500 (or $312,750 if the property is located in Hawaii or Alaska). Group Two, representing approximately 42.25% of the mortgage pool, will consist of first and second lien fixed rate mortgage loans and adjustable rate mortgage loans that had a principal balance at origination that may or may not conform to the criteria specified above for mortgage loans included in Group One.

      The Class A-1 and Class R Certificates will generally represent interests in the Group One Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group One Mortgage Loans generally will be applied to pay principal and interest with respect to the Class A-1 and

Class R Certificates. The Class A-2 Certificates will generally represent interests in the Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group Two Mortgage Loans generally will be applied to pay principal and interest with respect to the Class A-2 Certificates. The Class M and Class B Certificates will generally represent interests in both the Group One and Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to both the Group One and Group Two Mortgage Loans will be applied to pay principal and interest with respect to the Class M and Class B Certificates.

      The mortgage notes are secured by mortgages or deeds of trust or other similar security instruments creating first or second liens on real properties including single-family residences, two- to four-family dwelling units, condominiums, planned unit developments, townhouses, rowhouses and manufactured homes. The Issuing Entity includes, in addition to the mortgage pool, the following:

      - certain amounts held from time to time in Accounts maintained in the name of the Trustee under the Pooling and Servicing Agreement;

      - any property which initially secured a Mortgage Loan and which is acquired by foreclosure or deed-in-lieu of foreclosure;

      - rights to require repurchase of the Mortgage Loans by the Depositor or the Sponsor, as applicable, for breach of representation or warranty;

      -   the Cap Contracts;

      -   and the Swap Agreement.

      The Mortgage Loans to be included in the Trust Fund have been purchased by the Sponsor from, and have been originated by, various unrelated third party originators substantially in accordance with the underwriting criteria for sub-prime mortgage loans described herein under "Underwriting Guidelines." Sub-prime mortgage loans are generally mortgage loans made to borrowers who do not qualify for financing under conventional underwriting criteria due to prior credit difficulties, the inability to satisfy conventional documentation standards and/or conventional debt-to-income ratios.

      Approximately 0.03% of the Mortgage Loans were originated during 2004, and approximately 7.87% of the Mortgage Loans were originated during 2005. The remainder were originated in 2006.

      Scheduled Payments either earlier or later than the scheduled Due Dates on the Mortgage Loans will not affect the amortization schedule or the relative application of these payments to principal and interest. Substantially all of the mortgage notes will provide for a fifteen day grace period for monthly payments. Any Mortgage Loan may be prepaid in full or in part at any time; however, approximately 77.20% of the Mortgage Loans provided at origination for the payment by the borrower of a prepayment charge in limited circumstances on full or partial prepayments made during the prepayment charge term. The weighted average prepayment charge term at origination is approximately 29 months with respect to the Mortgage Loans that have prepayment charges. In general, the related mortgage note will provide that a prepayment charge will apply if, during the prepayment charge term, the borrower prepays the mortgage loan in full or in part. The enforceability of prepayment charges is unclear under the laws of many states. Prepayment charges will not be available for distribution to holders of the offered certificates. See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

      Approximately 20.70% of the Mortgage Loans as of the Cut-off Date are Fixed Rate Mortgage Loans.

      Approximately 45.62% of the Mortgage Loans as of the Cut-off Date are 2/28 LIBOR Loans. The 2/28 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 2.801% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.033% with respect to each Adjustment Date thereafter. All of the 2/28 LIBOR Loans mature in 30 years. Approximately 19.54% of the 2/28 LIBOR Loans amortize over 40 years.

      Approximately 32.67% of the Mortgage Loans as of the Cut-off Date are 3/27 LIBOR Loans. The 3/27 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 2.334% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.008% with respect to each Adjustment Date thereafter. All of the 3/27 LIBOR Loans mature in 30 years. Approximately 27.87% of the 3/27 LIBOR Loans amortize over 40 years.

      Approximately 0.53% of the Mortgage Loans as of the Cut-off Date are 5/25 LIBOR Loans. The 5/25 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 3.248% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.134% with respect to each Adjustment Date thereafter. All of the 5/25 LIBOR Loans mature in, and amortize over, 30 years.

      Approximately 0.48% of the Mortgage Loans as of the Cut-off Date are Six-Month LIBOR Loans. The Six-Month LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 1.262% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.000% with respect to each Adjustment Date thereafter. All of the Six-Month LIBOR Loans mature in, and amortize over, 30 years.

      As of the Cut-off Date, the aggregate original principal balance of the Mortgage Loans was approximately $851,013,414. As of the Cut-off Date, the aggregate outstanding principal balance of the Mortgage Loans was approximately $850,005,701, the minimum outstanding principal balance was approximately $9,981, the maximum outstanding principal balance was approximately $795,000, the lowest current Mortgage Rate and the highest current Mortgage Rate were 5.400% and 13.990% per annum, respectively, and the weighted average Mortgage Rate was approximately 8.258% per annum.

      Approximately 18.88% of the Mortgage Loans as of the Cut-off Date are Interest-Only Mortgage Loans. Approximately 14.12% of the Group One Mortgage Loans as of the Cut-off Date are Interest-Only Loans. Approximately 25.39% of the Group Two Mortgage Loans as of the Cut-off Date are Interest-Only Loans.

      Approximately 24.26% of the Mortgage Loans as of the Cut-off Date are Balloon Loans.

      The weighted average Original Loan-to-Value Ratio of the Mortgage Loans as of the Cut-off Date was approximately 81.66%. With respect to the Mortgage Loans in a second lien position, such Original Loan-to-Value Ratio was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.33% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans as of the Cut-off Date was approximately 99.60%. The weighted average Second Lien Ratio for such Mortgage Loans as of the Cut-off Date was approximately 19.84%.

      The weighted average Credit Score of the Mortgage Loans (of the Mortgage Loans with a related Credit Score) as of the Cut-off Date was approximately 614. The Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 350 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of prepayment by the borrower.

None of the Depositor, the Sponsor or the Servicer makes any representations or warranties as to the actual performance of any Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

      As used herein, the Credit Score of a mortgage loan is generally equal to the lower of two credit scores or the middle of three credit scores for two-file and three-file credit reports, respectively. For all Mortgage Loans purchased by the Sponsor, the credit report and the related Credit Score are generated during the underwriting of the mortgage loan by the originator and generally within 45 days of the origination date.

MORTGAGE LOANS

      The tables set forth in Annex II of this prospectus supplement describe the Mortgage Loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns set forth in such tables may not equal the total indicated due to rounding.

                            UNDERWRITING GUIDELINES

      All of the Mortgage Loans were originated generally in accordance with SURF's Underwriting Guidelines.

GENERAL

      SURF acts as program administrator for the Sponsor, Merrill Lynch Mortgage Lending, Inc., and has developed a loan acquisition program to facilitate the purchase by Merrill Lynch Mortgage Lending, Inc. from various SURF-approved originators of certain eligible non-conforming loans. The Mortgage Loans sold to the Depositor and from the Depositor to the Issuing Entity were originated generally in accordance with the SURF Underwriting Guidelines as described below. There are no litigation or governmental proceedings currently pending against SURF.

      SURF has been underwriting and purchasing sub-prime loans since September 2002 and other types of mortgage loans since January 2004. SURF operates three separate loan purchase programs: Peak, Crest and Wave. The Wave program purchases sub-prime mortgage loans and the Crest program purchases a combination of sub-prime mortgage loans and other non-prime mortgage loans commonly referred to as Alt-A minus or Alt-B mortgage loans. The Peak program purchases prime and Alt-A mortgage loans that are generally not included in SURF's sub-prime securitizations. The following table details SURF's originations by purchase program for the 2005, 2004 and 2003:

                              PEAK                   CREST                     WAVE                    TOTAL
                       -------------------   ----------------------   ----------------------   ----------------------
                       UNITS     BALANCE     UNITS       BALANCE      UNITS       BALANCE      UNITS       BALANCE
                       -----   -----------   ------   -------------   ------   -------------   ------   -------------
2003                       0             0        0               0    9,915   1,475,144,125    9,915   1,475,144,125
2004                   1,060   220,610,427      679      76,920,478   21,526   3,134,646,064   23,265   3,432,176,970
2005                   4,987   920,069,126   12,492   1,962,586,275   25,781   3,808,322,706   43,260   6,690,978,108
As of
March 31,
2006                     510    93,164,636    1,338     208,249,746    3,270     493,275,135    5,118     794,689,487

      The SURF Underwriting Guidelines provide clear underwriting standards to help originators understand the types of mortgage loans eligible for purchase under SURF's loan acquisition program. In most cases, the Mortgage Loans were either originated and underwritten in accordance with the SURF Underwriting Guidelines, or otherwise acquired from a mortgage collateral seller based on standards consistent with SURF underwriting criteria, loan program guidelines and credit grade classifications. Exceptions to the SURF Underwriting Guidelines are made where compensating factors exist or the Mortgage Loan is considered to be in substantial compliance with the SURF Underwriting Guidelines. Compensating factors may include, but are not limited to, a low loan-to-value ratio, a reduction in total monthly debt, a substantial level of verified reserves and/or residual income, a stable employment history, or a strong mortgage payment history. Exceptions are reviewed on a case-by-case basis by SURF credit management to determine eligibility and to ensure consistency.

      The SURF Underwriting Guidelines are primarily intended to evaluate the prospective borrower's ability and willingness to repay the loan, determine the value and marketability of the proposed mortgaged property, and ensure the loan complies with applicable regulations. The SURF Underwriting Guidelines require that Mortgage Loans comply with all applicable federal, state and local laws. High-Cost Mortgages, as defined by any federal, state or local law, are not eligible for purchase under any SURF loan acquisition program. Mortgage Loans purchased by SURF are also generally underwritten with a view towards retention and management of the credit risk associated with the Mortgage Loan.

THE SURF UNDERWRITING PROCESS

      The SURF Underwriting Guidelines require the originator to provide to SURF an application completed by the borrower that provides information relevant to the underwriting process including information about the borrower's financial condition, the property being financed and the type of loan desired. For each borrower on the application whose income or assets are required to qualify for the Mortgage Loan, the SURF Underwriting Guidelines require a full residential mortgage credit report or in-file credit report that accesses at least two of the three national credit data repositories. The report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payment history and any record of defaults, bankruptcies, repossessions or judgments. The credit report should contain complete information as provided by all repositories used and must be issued by an independent credit reporting agency. The borrower may also be required to provide evidence of the assets and/or income disclosed upon the application in the form of bank or brokerage statements, federal withholding statements and/or current payroll earnings statements from the borrower's employer. In addition, the application should disclose the sources of all funds needed to close the Mortgage Loan. The originator is required to provide evidence that the borrower had sufficient cash to pay the down payment, prepaid items and closing costs, along with adequate cash reserves as required by the applicable SURF loan acquisition program.

      The SURF Underwriting Guidelines rely on income analysis as a key determinant of the borrower's ability to repay the Mortgage Loan. The borrower should provide evidence of a minimum of two years of income derived from employment or other acceptable and verifiable sources. The source of income should be stable and the amount of income sufficient to enable the borrower to repay the debt in a timely manner. There must also be a reasonable expectation that the income will continue in the foreseeable future. Borrowers should be employed as salary/wage earners, be self-employed or have a source of verifiable non-employment income. In the case of investment properties, income derived from the mortgaged property may be considered for underwriting purposes. With respect to mortgaged property consisting of vacation or second homes, generally no income derived from the property is considered for underwriting purposes. Based on the information provided in the loan application, certain verifications and the appraisal or other valuation of the mortgaged property, a determination is made that the borrower's monthly gross income is sufficient to enable the borrower to meet the monthly obligation on the Mortgage Loan and other expenses related to the mortgaged property, including property taxes, hazard insurance and other fixed obligations associated with ownership of the mortgaged property.

REDUCED DOCUMENTATION LOANS

      Some of the Mortgage Loans may have been originated under reduced documentation loan programs that require less documentation of the borrower's income, employment history and/or assets than do traditional full documentation programs. The SURF Underwriting Guidelines define a full documentation loan as follows:

Income Documentation Program:  Full Documentation

  Income Documentation:        Written documentation of two years of income receipt.
  Employment Documentation:    Written documentation of two years of employment history.
  Asset Verification:          Assets are disclosed on the application and verified through bank or other statements.

      Under the reduced documentation loan programs, more emphasis is placed on the borrower's FICO score and credit grade and on the adequacy of the mortgaged property as collateral than on the underwriting review of the borrower's income or assets. The following reduced documentation loan programs are permitted under the SURF Underwriting Guidelines:

Income Documentation Program:  Lite Documentation

  Income Documentation:        Written documentation of one year of income receipt.
  Employment Documentation:    Written documentation of two years of employment history.
  Asset Verification:          Assets are disclosed on the application and verified through bank or other statements.

Income Documentation Program:  Stated Income Documentation

  Income Documentation:        Income is stated by borrower on the application. The level of borrower income must be deemed reasonable for the
                               profession and level of experience of the borrower.
  Employment Documentation:    Verbal verification of two years of employment history.
  Asset Verification:          Assets are disclosed on the application and verified through bank or other statements.

RISK CLASSIFICATION

      SURF has established classifications with respect to the credit profile of the borrower and each Mortgage Loan is placed into one of nine grading categories, labeled SA1 through C-. SURF uses four primary factors to determine the credit grade of a borrower. These include the borrower's credit score, housing payment history, bankruptcy history, and foreclosure history. The borrower's worst rating factor will determine the credit grade assigned. For example, a borrower with poor mortgage payment history will be assigned a lower credit grade if the credit grade resulting from evaluation of the mortgage payment history by itself results in a worse grade assignment than the credit grade determined by evaluation of the borrower's credit score, bankruptcy history or foreclosure history. The SURF Underwriting Guidelines require that all borrowers have a minimum FICO or credit score of 500 or better. A FICO score is a predictive ranking of likely future credit performance developed by Fair, Isaac and Co., Inc. and the three national credit data repositories--Equifax, TransUnion and Experian.

      The borrower's housing payment history includes any mortgage/rental payment history for both the borrower's primary residence and any other properties the borrower owns. Consecutive or "rolling" late payments have the same delinquency characterization (e.g., 30-day late or 60-day late) and are counted as a single late payment for grade determination purposes. In the case of borrowers with multiple housing payment histories the cumulative housing payment history is used to determine the credit grade, regardless of the priority of lien on the underlying mortgage. When evaluating the housing payment history, all delinquencies are considered.

      Bankruptcy is defined as court proceedings to relieve the debts of an individual or business unable to pay its creditors. The SURF Underwriting Guidelines determine bankruptcy seasoning based on the discharge date for Chapter 7 bankruptcies and the filing date for Chapter 13 bankruptcies. In all cases, the bankruptcy proceedings must be completed and all related obligations must be paid off prior to or at closing. Bankruptcy seasoning requirements may be relaxed on a case-by-case basis, if evidence shows extenuating circumstances beyond the borrower's control. Extenuating circumstances may not include situations such as divorce disputes, partnership disputes or any other rudimentary circumstances. An example of an extenuating circumstance may include a death or serious illness in the family.

      A foreclosure is a proceeding that enables a creditor, in accordance with the terms of the security instrument, to take legal action that could ultimately result in the forced sale of the collateral property, for full or partial satisfaction of the debt. Such action typically extinguishes the property owner's rights, title and interest. The length of time elapsed since the occurrence or completion of the foreclosure is considered in the credit evaluation. The SURF Underwriting Guidelines define foreclosure for grading purposes as any real estate loan that is i) 120 days or more delinquent or ii) the existence of the following: breach, lis pendens, notice of sale, forbearance, notice of default, order to serve, deed of substitution to trustee, deed-in-lieu, short payoff or sheriff's sale.

      The factor grading criteria for SURF's credit grades are as follows:

Credit Grade Category:    SA1
  Credit Score:           a) 700 minimum.
                          b) 680 minimum.
  Mortgage History:       a) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months and no delinquency of 60 days or more during the previous 24 months.
                          b) No delinquency of 30 days or more during the previous 12 months and no delinquency of 60 days or more during the
                          previous 24 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
  Bankruptcy History:     a) and b) 3 years minimum from last bankruptcy.
  Foreclosure History:    a) and b) 5 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $250,000 maximum.

Credit Grade Category:    SA2
  Credit Score:           a) 680 minimum.
                          b) 660 minimum.
  Mortgage History:       a) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months and no delinquency of 60 days or more during the previous 24 months.
                          b) No delinquency of 30 days or more during the previous 12 months and no delinquency of 60 days or more during the
                          previous 24 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
  Bankruptcy History:     a) and b) 3 years minimum from last bankruptcy.
  Foreclosure History:    a) and b) 5 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $250,000 maximum.

Credit Grade Category:    SA3
  Credit Score:           a) 660 minimum.
                          b) 640 minimum.
  Mortgage History:       a) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months and no delinquencies of
                          60 days or more during the previous 24 months.
                          b) No delinquencies of 30 days or more during the previous
                          12 months and no delinquencies of 60 days or more during the previous 24 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
  Bankruptcy History:     a) and b) 3 years minimum from last bankruptcy.
  Foreclosure History:    a) and b) 5 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $250,000 maximum.

Credit Grade Category:    A+
  Credit Score:           a) 640 minimum.
                          b) 620 minimum.
  Mortgage History:       a) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months.
                          b) No delinquencies of 30 days or more during the previous
                          12 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
                          45% maximum for first-time homebuyers (50% maximum with
                          compensating factors).
  Bankruptcy History:     a) and b) 3 years minimum from last bankruptcy.
  Foreclosure History:    a) and b) 5 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $200,000 maximum.

Credit Grade Category:    A
  Credit Score:           a) 600 minimum.
                          b) 580 minimum.
  Mortgage History:       a) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months.
                          b) No delinquencies of 30 days or more during the previous
                          12 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
                          45% maximum for first-time homebuyers (50% maximum with
                          compensating factors).
  Bankruptcy History:     a) and b) 2 years minimum from last bankruptcy.
  Foreclosure History:    a) and b) 3 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $200,000 maximum.

Credit Grade Category:    A-
  Credit Score:           a) 580 minimum.
                          b) 560 minimum.
  Mortgage History:       a) No more than two delinquencies of 30 days or more (which may be rolling delinquencies) during the previous 12 months.
                          b) No delinquencies of 30 days or more during the previous
                          12 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
                          45% maximum for first-time homebuyers (50% maximum with
                          compensating factors).
  Bankruptcy History:     a) and b) 1 year minimum from last bankruptcy.
  Foreclosure History:    a) and b) 3 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $200,000 maximum.

Credit Grade Category:    B
  Credit Score:           a) 560 minimum.
                          b) 540 minimum.
  Mortgage History:       a) Multiple delinquencies of 30 days or more (which may be rolling delinquencies) but no more than one non-rolling
                          delinquency of 60 days or more during the previous 12
                          months.
                          b) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
                          45% maximum for first-time homebuyers (50% maximum with
                          compensating factors).
  Bankruptcy History:     a) and b) 1 year minimum from last bankruptcy.
  Foreclosure History:    a) and b) 2 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $150,000 maximum.

Credit Grade Category:    C
  Credit Score:           a) 540 minimum.
                          b) 520 minimum.
  Mortgage History:       a) Multiple delinquencies of 30 days or more and/or 60 days or more (which may be rolling delinquencies) but no
                          delinquencies of 90 days or more during the previous 12
                          months.
                          b) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
                          45% maximum for first-time homebuyers (50% maximum with
                          compensating factors).
  Bankruptcy History:     a) and b) 1 year minimum from last bankruptcy.
  Foreclosure History:    a) and b) 2 years minimum from last foreclosure.
  Cash Out Limit:         a) and b) $150,000 maximum.

Credit Grade Category:    C-
  Credit Score:           a) 520 minimum.
                          b) 500 minimum.
  Mortgage History:       a) Multiple delinquencies of 60 days or more (which may be rolling delinquencies) but no more than one non-rolling
                          delinquency of 90 days or more during the previous 12
                          months.
                          b) No more than one non-rolling delinquency of 30 days or
                          more during the previous 12 months.
  Debt to Income Ratio:   a) and b) 50% maximum (55% maximum with compensating
                          factors).
                          45% maximum for first-time homebuyers (50% maximum with
                          compensating factors).
  Bankruptcy History:     a) and b) 1 year minimum from last bankruptcy.
  Foreclosure History:    a) and b) 1 year minimum from last foreclosure.
  Cash Out Limit:         a) and b) $100,000 maximum.

LOAN TO VALUE LIMITATIONS

      The SURF Underwriting Guidelines also set limits on the loan-to-value/combined loan-to-value ratios that are allowed based on income documentation type, property type, loan amount and credit grade classification. As used in this section, loan-to-value means that ratio, expressed as a percentage of the principal amount of the mortgage loan at origination over the lesser of: i) the sales price or ii) the appraised value of the related mortgaged property at origination or, as applicable, at the time of refinancing or modification. With respect to any junior lien, the combined loan-to-value ratio will be calculated by adding the principal amount of the first mortgage loan at origination with the current principal balance of the subordinated closed-end second lien or the maximum available credit line of a subordinated open-end second lien and then dividing the sum by the lesser of: (i) the appraised value of the mortgaged property or
(ii) the sales price of the mortgaged property.

      Properties securing the mortgage loans are appraised by qualified independent appraisers. The appraiser inspects and appraises the subject property and verifies that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report that presents a concise picture of the neighborhood, the property site and the improvements to the property to support an appraised value that adequately supports the estimate of market value. Each appraisal must satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and be on forms acceptable to Freddie Mac and Fannie Mae. The SURF Underwriting Guidelines require a review of the appraisal by a loan underwriter, who may request additional diligence. This increased diligence may include additional comparables, a field review or a second full appraisal of the property.

      The loan-to-value/combined loan-to-value limitations for single family residences by SURF credit grade are as follows:

Credit Grade Category:   SA1

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                         100%         100%
                                    Non Owner-Occupied                      95%          95%
  Lite Documentation Loans:         Owner-Occupied                         100%         100%
                                    Non Owner-Occupied                      95%          95%
  Stated Documentation Loans:       Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      90%          95%
  No Documentation Loans:           Owner-Occupied                          90%          90%
                                    Non Owner-Occupied                      75%          80%

      For certain stated documentation, owner-occupied property loans meeting specific restricted underwriting criteria, the maximum loan-to-value ratio is 100%. A combined loan-to-value ratio of 100% is allowed on certain owner-occupied property loans (except no documentation loans) with a maximum first lien loan-to-value ratio of 80%.

Credit Grade Category:   SA2

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                         100%         100%
                                    Non Owner-Occupied                      90%          95%
  Lite Documentation Loans:         Owner-Occupied                         100%         100%
                                    Non Owner-Occupied                      90%          95%
  Stated Documentation Loans:       Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          90%
  No Documentation Loans:           Owner-Occupied                          85%          85%
                                    Non Owner-Occupied                      N/A          N/A

      For certain stated documentation, owner-occupied property loans meeting specific restricted underwriting criteria, the maximum loan-to-value ratio is 100%. A combined loan-to-value ratio of 100% is allowed on certain owner-occupied property loans (except no documentation loans) with a maximum first lien loan-to-value ratio of 80%.

Credit Grade Category:   SA3

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      90%          95%
  Lite Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      90%          95%
  Stated Documentation Loans:       Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          90%
  No Documentation Loans:           Owner-Occupied                          N/A          N/A
                                    Non Owner-Occupied                      N/A          N/A

      For certain full documentation and lite documentation, owner-occupied property loans meeting specific restricted underwriting criteria, the maximum loan-to-value ratio is 100%. A combined loan-to-value ratio of 100% is allowed on certain owner-occupied property loans with a maximum first lien loan-to-value ratio of 80%.

Credit Grade Category:   A+

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      90%          95%
  Lite Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      90%          95%
  Stated Documentation Loans:       Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          90%

      For certain full documentation, owner-occupied property loans meeting specific restricted underwriting criteria the maximum loan-to-value ratio is 100%. A combined loan-to-value ratio of 100% is allowed on certain owner-occupied loans subject to a maximum first-lien loan-to-value ratio of 80%.

Credit Grade Category:   A

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          95%
  Lite Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          95%
  Stated Documentation Loans:       Owner-Occupied                          90%          95%
                                    Non Owner-Occupied                      80%          90%

      For certain full documentation, owner-occupied property loans meeting specific restricted underwriting criteria, the maximum loan-to-value ratio is 100%. A combined loan-to-value ratio of 100% is allowed on owner-occupied property loans subject to a maximum first-lien loan-to-value ratio of 80%.

Credit Grade Category:   A-

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          90%
  Lite Documentation Loans:         Owner-Occupied                          95%          95%
                                    Non Owner-Occupied                      85%          90%
  Stated Documentation Loans:       Owner-Occupied                          90%          95%
                                    Non Owner-Occupied                      80%          85%

      A combined loan-to-value ratio of 100% is allowed on full documentation and lite documentation, owner-occupied property loans subject to a maximum first-lien loan-to-value ratio of 80%.

Credit Grade Category:   B

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          85%          95%
                                    Non Owner-Occupied                      80%          85%
  Lite Documentation Loans:         Owner-Occupied                          85%          95%
                                    Non Owner-Occupied                      80%          85%
  Stated Documentation Loans:       Owner-Occupied                          85%          90%
                                    Non Owner-Occupied                      75%          80%

      For certain full documentation and lite documentation, owner-occupied property loans meeting specific restricted underwriting criteria, the maximum loan-to-value ratio is 90%.

Credit Grade Category:   C

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          85%          90%
                                    Non Owner-Occupied                      70%          80%
  Lite Documentation Loans:         Owner-Occupied                          85%          90%
                                    Non Owner-Occupied                      N/A          N/A
  Stated Documentation Loans:       Owner-Occupied                          80%          85%
                                    Non Owner-Occupied                      N/A          N/A

Credit Grade Category:   C-

                                                                         LTV RATIO   CLTV RATIO
                                                                         ---------   ----------
  Full Documentation Loans:         Owner-Occupied                          80%          90%
                                    Non Owner-Occupied                      70%          80%
  Lite Documentation Loans:         Owner-Occupied                          80%          90%
                                    Non Owner-Occupied                      N/A          N/A
  Stated Documentation Loans:       Owner-Occupied                          75%          80%
                                    Non Owner-Occupied                      N/A          N/A

INTEREST-ONLY (IO) LOANS

      Interest-only loans are mortgage loans on which the borrower pays interest at the applicable mortgage rate, but no principal, for a period equal to the interest-only term of the mortgage. Following the interest-only period, the monthly payment on mortgage loan will be increased to an amount sufficient to amortize the principal balance of the mortgage over the remaining amortization term at the applicable mortgage rate.

      The SURF Underwriting Guidelines contain supplemental underwriting provisions applicable to underwriting of interest-only loans. These guidelines include restrictions on borrower eligibility and limitations on eligible loan and property types relating to the Mortgage Loan.

      Borrower eligibility for interest-only loans is not restricted by credit grade under the SURF Underwriting Guidelines, but B thru C- credit grade borrowers will require a 5% loan-to-value reduction for loans with a loan-to-value ratio greater than or equal to 70%. Eligible loan documentation types include full documentation, lite documentation and stated documentation loans. Fixed income borrowers are not eligible for the interest-only loan program. The debt-to-income ratio and residual requirements are the same as for the fully-amortizing loan program, but the debt-to-income ratio for the interest-only loan is calculated using the fully amortized P&I payment amount at the time of origination, not the interest-only payment amount. For 2 year to 5 year interest-only terms, the borrower must qualify using the fully amortized P&I payment at the original coupon rate of the loan. For a 10 year interest-only term, the borrower must qualify using the fully amortizing P&I payment at the original coupon rate of the loan and assuming a 20 year amortization term.

      The SURF Underwriting Guidelines restrict interest-only loans to the following eligible property types: (i) Single-Family and 2 Unit Residences, (ii) Planned Unit Developments, (iii) Townhomes and (iv) Condominiums (Class III only). For loans purchased under the CREST loan program guidelines, the maximum loan-to-value ratio is the maximum allowed for the comparable fully amortizing loan under the program guidelines. For loans purchased under the WAVE loan program, the maximum loan-to value ratio is the lesser of 95% or the maximum allowed for the comparable fully amortizing loan under the program guidelines, subject to any loan to value adjustment as described above and non owner-occupied properties are ineligible.

                            THE TRANSACTION PARTIES

THE SPONSOR

      The Sponsor is MLML. MLML is an affiliate, through common parent ownership, of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Underwriter. MLML is also an affiliate of the Depositor, the Servicer and a direct, wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc. The executive offices of MLML are located at 4 World Financial Center, New York, New York 10080, telephone number (212) 449-0336. MLML purchases first- and second-lien residential mortgage loans for securitization or resale, or for its own investment. MLML also originates commercial mortgage loans. MLML does not currently service mortgage loans. Instead, MLML contracts with other entities to service the loans on its behalf.

      Prior to acquiring any residential mortgage loans, MLML conducts a review of the related mortgage loan seller that is based upon the credit quality of the selling institution. MLML's review process may include reviewing select financial information for credit and risk assessment and conducting an underwriting guideline review, senior level management discussion and/or background checks. The scope of the mortgage loan due diligence varies based on the credit quality of the mortgage loans.

      The underwriting guideline review entails a review of the mortgage loan origination processes and systems. In addition, such review may involve a consideration of corporate policy and procedures relating to state and federal predatory lending, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and/or material investors.

      MLML contracts with third party servicers for servicing the mortgage loans that it acquires. Third party servicers are also assessed based upon the servicing rating and the credit quality of the servicing institution. The servicers may be reviewed for their systems and reporting capabilities, review of collection procedures and confirmation of servicers' ability to provide detailed reporting on the performance of the securitization pool. In addition, MLML may conduct background checks, meet with senior management to determine whether the servicer complies with industry standards or otherwise monitor the servicer on an ongoing basis.

      MLML has been the sponsor of securitizations backed by residential mortgage loans, including subprime mortgage loans, since 2003. The following table sets forth the approximate aggregate initial principal amount of securities issued in all subprime mortgage loan securitizations sponsored by MLML since 2003.

                                                              APPROXIMATE INITIAL
                                                              PRINCIPAL BALANCE OF
YEAR                                                               SECURITIES
----                                                          --------------------
2003........................................................    $ 1,323,615,400
2004........................................................    $ 3,290,054,298
2005........................................................    $11,786,190,300
As of March 31, 2006........................................    $ 7,254,161,900

      The following table sets forth the approximate aggregate initial principal amount of securities issued in subprime mortgage loan securitizations sponsored by MLML since 2003 for SURF.

                                                              APPROXIMATE INITIAL
                                                              PRINCIPAL BALANCE OF
YEAR                                                               SECURITIES
----                                                          --------------------
2003........................................................     $1,323,615,000
2004........................................................     $    2,500,000
2005........................................................     $    4,794,741
As of March 31, 2006........................................     $2,290,000,753

      As a sponsor, MLML acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the depositor or another entity that acts in a similar capacity as the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization. In coordination with Merrill Lynch, MLML works with rating agencies, mortgage loan sellers and servicers in structuring the securitization transaction.

STATIC POOL INFORMATION

      Information concerning the Sponsor's prior residential mortgage loan securitizations involving subprime mortgage loans secured by first- and second-lien mortgages or deeds of trust in residential real properties issued by the Depositor is available on the internet at http://www.mlabsreports.ml.com. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the Mortgage Loans to be included in the trust fund that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the Sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the Mortgage Loans to be included in the Trust Fund related to the Offered Certificates.

      In the event any changes or updates are made to the information available on the website, the Depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the Depositor at 4 World Financial Center, New York, New York 10080, Attention: Christopher McGee, securities administrator, telephone number (212) 449-1441.

      The information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the Depositor's registration statement.

THE DEPOSITOR

      The Depositor is a Delaware corporation whose offices are located at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York, 10080 and whose telephone number is (212) 449-0357. The Depositor is an affiliate of the Underwriter, the Servicer and the Sponsor.

      The Depositor has been engaged since its incorporation in 1986 in the securitization of mortgage loans and other asset types included within the description of the Issuing Entity's assets in this prospectus supplement. The Depositor is engaged in the business of acting as depositor of trusts that issue series of notes that are secured by, or certificates that represent interests in, the assets of the trust. The Depositor acquires assets specifically for inclusion in a securitization from various sellers in privately negotiated transactions.

      The certificate of incorporation of the Depositor limits its activities to those necessary or convenient to carry out its securitization activities. The Depositor will have limited obligations with respect to a series of securities. The Depositor will obtain the Mortgage Loans from the Sponsor and may also assign to the Trustee certain rights of the Sponsor with respect to the Mortgage Loans. In addition, after the issuance of a series of securities, the Depositor may have limited obligations with respect to that series which may include appointing a successor trustee if the Trustee resigns or is otherwise removed and preparing certain reports filed under the Securities Exchange Act of 1934.

THE ISSUING ENTITY

      Specialty Underwriting and Residential Finance Trust, Series 2006-BC3, the Issuing Entity, will be formed on the Closing Date pursuant to the Pooling and Servicing Agreement. The Issuing Entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold the Mortgage Loans and related assets and issue the certificates. The fiscal year end for the Issuing Entity will be December 31, commencing with December 31, 2006.

THE SERVICER

GENERAL

      Wilshire will act as Servicer of the Mortgage Loans and its obligations with respect to the Mortgage Loans are limited to its contractual servicing obligations. On and after the Closing Date, Wilshire will service the Mortgage Loans in accordance with the Pooling and Servicing Agreement.

      The principal executive offices of Wilshire are located at 14523 SW Millikan Way, Suite 200, Beaverton, Oregon 97005. The telephone number of such offices is (503) 223-5600.

      Wilshire, a Nevada corporation, is an affiliate of the Sponsor, the Depositor and the underwriter. Wilshire, together with the predecessor to Wilshire, has conducted a loan servicing business since 1994.

      Wilshire is primarily engaged in the non-prime loan servicing business. At March 31, 2006, Wilshire was servicing approximately $25.6 billion aggregate principal amount of loans and charge off assets. At March 31, 2006, Wilshire Credit Corporation had approximately 650 employees.

      Wilshire (or its predecessor in interest) has serviced mortgage loans since 1994 and has serviced mortgage loans similar to the Mortgage Loans since 2000.

      The size, composition and growth of Wilshire's portfolio of assets of the type included in the current transaction are as follows:

                                                                          APPROXIMATE
                                                                          OUTSTANDING
                                               AS OF       NUMBER OF   PRINCIPAL BALANCE
TYPE OF ASSET                               DECEMBER 31,     LOANS            ($)
-------------                               ------------   ---------   -----------------
Subordinate Lien..........................      2000         45,216        597,060,211
Sub-Prime.................................      2000          8,140        303,111,697
Subordinate Lien..........................      2001         68,123      1,794,771,239
Sub-Prime.................................      2001         12,045        584,972,781
Subordinate Lien..........................      2002         75,505      2,296,472,104
Sub-Prime.................................      2002          8,820        365,199,943
Subordinate Lien..........................      2003         67,505      2,638,073,436
Sub-Prime.................................      2003         18,520      2,137,893,258
Subordinate Lien..........................      2004        120,517      4,998,592,582
Sub-Prime.................................      2004         23,070      3,779,048,540
Subordinate Lien..........................      2005        143,679      6,253,293,420
Sub-Prime.................................      2005         80,585     14,302,067,780
Subordinate Lien..........................     As of        140,433      6,321,941,914
                                             3/31/2006
Sub-Prime.................................     As of         99,887     17,885,432,114
                                             3/31/2006

      The servicing of subordinate lien mortgages and sub-prime mortgages requires substantial personal interaction with the obligors to encourage them to make their payments timely, to work with them on missed payments, and to structure individual solutions for delinquent obligors. Servicing these loans also requires strong adherence to company policies since the servicer's interaction often may involve an obligor who is experiencing financial difficulties. Wilshire has established the following processes and procedures to address these factors.

      Customer service representatives undergo three weeks of orientation, classroom instruction, and mentoring before graduating to a live call-center environment, where they are monitored and supervised extensively. The call center is automated and utilizes a variety of technologies such as an automated call distribution system and a voice response unit ("VRU"). Wilshire attempts to increase its interaction with borrowers through:

      - Extended daily hours of operation to accommodate a diverse geographic portfolio.

      -   A bilingual 24-hour VRU.

      - An extensive customer service website that offers various payment options, detailed account information and FAQ section.

      - Trending analysis of call volume to monitor customer service issues, determine workflow demands and identify training needs.

      - Customer service desk reference and other web-based materials for easy reference.

      - A dedicated support group to handle research tasks to maximize call center efficiency.

      - An Executive Response Team to respond to regulatory inquiries and attorney letters.

      - Proprietary systems that work in tandem with Wilshire's predictive dialer, enabling management to customize calling campaigns for multiple collectors or on an individual basis.

      Wilshire uses an early stage collections group that is responsible for loans in the 3-59 days past due category. Loans that migrate sixty (60) days past due and beyond are handled by the late stage collections group. In this group, collectors have the discretion to establish a pre-forbearance agreement up to six (6) months in duration prior to submitting the delinquent loan to a loss mitigation counselor. At approximately seventy-five (75) days past due, delinquent loans are reviewed for submission to the foreclosure department or submitted for charge-off consideration, based upon the equity analysis and lien position. See additional procedures described under Wilshire's handling of delinquencies, losses, bankruptcy and recoveries.

      Wilshire has created an internal control regimen that oversees its procedures to ensure that they are followed. These include: corporate audit, internal legal counsel, a dedicated compliance officer, an internal risk management department and a quality assurance group, each of which is obligated to separately police Wilshire's procedures.

      Under Wilshire's internal control program, all loan servicing departments are responsible for identifying operational and financial risks and testing internal controls, reporting test results, and undertaking corrective action, when appropriate. The entire program is overseen by the internal control group, which is independent of the loan servicing functions.

      Second lien servicing requires the monitoring of the first lien to ensure that the integrity of the second lien position is maintained. Wilshire has revised its monitoring processes as described below to enhance such monitoring.

      Wilshire utilizes an estimated severity calculation to help minimize losses by using the loss information to determine the best servicing strategy. Estimated losses can determine collection strategy, foreclosure bid amounts, or aid in the determination of acceptance of loss mitigation transactions. At key points in the servicing process such as foreclosure referral or short sale transactions, Wilshire utilizes an asset review committee to approve transactions to encourage creative and prudent decisions.

      Loss mitigation efforts are administered by the loan workout officers and officially commence with a mass mailing to all accounts that are forty-five (45) days delinquent depending on asset type. The loan workout officers are primarily responsible for identifying and soliciting viable workout opportunities through telephone and special letter campaigns. Policies and procedures for loss mitigation efforts are documented with clearly defined approval levels and step-by-step procedures for pre-qualifying borrowers for workout packages. Loss mitigation efforts currently include:

      - Periodic contact attempts every five (5) days with a 30-day "door knock"

      -   Updated broker price opinion (BPO) every six (6) months.

      - Proprietary foreclosure disposition model which performs calculations for best exit strategy to minimize loss severity.

      - Reasons for default are reviewed to identify legitimate hardship situations that qualify for workouts.

      -   No charges for forbearance agreements.

      A foreclosure committee, consisting of at least two corporate officers, is required to review and approve any loan for foreclosure commencement. A referral specialist in Wilshire is tasked with reviewing foreclosure files that have been inherited from a previous servicer to identify potential issues that may challenge efficient timeline processing.

      Wilshire's REO group is responsible for REO property marketing and disposition, as well as property inspections and preservation work, insurance claims, and property valuations. Its processes include the following:

      - A minimum of two property valuations post-acquisition are obtained to determine asset value and list price.

      -   Assets are assigned based on investor and geographic considerations.

      - A written marketing plan is developed that includes list price, recommendations for property repairs, estimated sales price, and gain/loss projections.

      - Marketing plans are effective for a duration of 120 days and require management approval to ensure consistency in the marketing process.

      - Asset managers enjoy delegated approval to accept offers within pre-defined authority levels.

      - Cash for keys is used to minimize protracted eviction proceedings and to facilitate marketing time.

      -   Repairs are considered on a cost-benefit basis.

      - Wilshire reviews monthly broker status reports and generates scorecards to ensure acceptable marketing effort.

      -   Marketing is facilitated by property listing on internet site.

      Wilshire has made the following material changes to its policies and procedures in servicing all of its mortgages during the past three years:

      - On May 1, 2004, Wilshire was acquired by Merrill Lynch Mortgage Capital Inc. With improved access to capital funding, Wilshire has been able to upgrade its servicing technology, infrastructure, and build additional capacity to accommodate future portfolio growth.

      - In 2004, Wilshire implemented a staffing model to ensure that employee resources are equivalent to projected portfolio growth per each quarter throughout the calendar year. Wilshire has expanded its training and recruitment programs, and in 2005 adopted a centralized training and career-pathing corporate initiative.

      - In 2005, Wilshire created a separate department to work with borrowers and provide reports to investors with regard to mortgage loans located in federally declared disaster areas.

      - In 2005 Wilshire established a separate executive response team to respond to escalated borrower issues.

      - During the past three years, Wilshire has created a centralized senior lien-monitoring group and a centralized foreclosure-monitoring group for second lien mortgages. The senior lien-monitoring group attempts to determine the status of the senior lien once the mortgage becomes sixty (60) days delinquent and every thirty (30) days thereafter. The foreclosure-monitoring group assumes responsibility for the mortgage once Wilshire has determined that the senior lien holder has started a foreclosure action. This group then monitors the foreclosure process to protect the second lien position from being extinguished by the senior lien holder.

      The Pooling and Servicing Agreement generally will provide that Wilshire and its directors, officers, employees or agents shall not be under any liability to the Issuing Entity or the certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the agreement, or for errors in judgment; provided, however, that will not protect Wilshire or any such person against any breach of representations or warranties made by it or protect Wilshire or any such person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties, or by reason of reckless disregard of its obligations and duties. Wilshire and any director, officer, employee or agent of Wilshire will be entitled to rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters. Wilshire and any director, officer, employee or agent of Wilshire also will be indemnified by the Issuing Entity and held harmless against any loss, liability or expense, incurred in connection with the performance of its duties under, or incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties under the agreement, or by reason of reckless disregard of obligations and duties thereunder. Wilshire will be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties and that in its opinion may involve it in any expense or liability; provided, however, that Wilshire, in its discretion, may undertake any such action that it may deem necessary or desirable. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be expenses, costs and liabilities of the Issuing Entity, and Wilshire shall be entitled to be reimbursed therefor out of the Collection Account.

      Wilshire is required to make Advances to the extent described herein. See "Mortgage Loan Servicing--Advances." Wilshire has not failed to make a required Advance in connection with any mortgage-backed securitization.

      Wilshire does not have custodial responsibility for the mortgage loan documents except to the extent that it receives such documents in connection with pay-offs of the Mortgage Loans. Wilshire's lien release department holds the paid in full loan files in locked fire proof cabinets until the lien release is sent to the county.

      Wilshire also may receive original documents for the purpose of pursuing a foreclosure action or other borrower requests such as subordinations. Wilshire's collateral control department holds all files in locked fire proof cabinets until the loan is reinstated or liquidated, at which time the files are returned to the custodian or archived.

WILSHIRE'S DELINQUENCY AND FORECLOSURE STATISTICS

      Wilshire's servicing portfolio was acquired from, and originated by, a variety of institutions. Wilshire does not believe that the information regarding the delinquency, loss and foreclosure experience of Wilshire's servicing portfolio is likely to be a meaningful indicator of the delinquency, loss and foreclosure experience of the Mortgage Loans. For example, the delinquency and loss experience of Wilshire's servicing portfolio includes (i) loans and financial assets acquired from entities other than those by which the Mortgage Loans were originated, (ii) loans and financial assets from the same or different entities originated pursuant to different underwriting standards and
(iii) loans and financial assets which Wilshire began servicing when they were in a state of delinquency, foreclosure or bankruptcy. In addition, Wilshire's consolidated servicing portfolio includes loans with a variety of payment and other characteristics that do not correspond to those of the Mortgage Loans.

                      WILSHIRE LOAN DELINQUENCY EXPERIENCE

                      WILSHIRE LOAN DELINQUENCY EXPERIENCE

                                    AS OF DECEMBER 31, 2004                              AS OF DECEMBER 31, 2005
                       --------------------------------------------------   --------------------------------------------------
                                                    PERCENT    PERCENT BY                                PERCENT    PERCENT BY
                        NUMBER       PRINCIPAL       BY NO.    PRINCIPAL     NUMBER       PRINCIPAL       BY NO.    PRINCIPAL
                       OF LOANS       BALANCE       OF LOANS    BALANCE     OF LOANS       BALANCE       OF LOANS    BALANCE
                       --------   ---------------   --------   ----------   --------   ---------------   --------   ----------
Period of
 Delinquency*
 30-59 Days..........    3,369    $   243,643,389      2.06%       2.39%      6,490    $   615,760,035      2.73%       2.82%
 60-89 Days..........    1,606    $   113,054,726      0.98%       1.11%      3,003    $   270,191,716      1.26%       1.24%
 90 Days or more.....   12,207    $   533,986,181      7.45%       5.25%     10,269    $   678,125,561      4.32%       3.11%
                       -------    ---------------    ------      ------     -------    ---------------    ------      ------
Total Delinquent
 Loans...............   17,182    $   890,684,297     10.49%       8.75%     19,762    $ 1,564,077,311      8.31%       7.17%
                       =======    ===============    ======      ======     =======    ===============    ======      ======
Current..............  144,170    $ 9,017,124,348     88.01%      88.61%    215,248    $19,881,372,967     90.50%      91.18%
Loans in
 Foreclosure.........    2,466    $   268,528,404      1.51%       2.64%      2,839    $   358,655,069      1.19%       1.64%
                       -------    ---------------    ------      ------     -------    ---------------    ------      ------
Total................  163,818    $10,176,337,049    100.00%     100.00%    237,849    $21,804,105,346    100.00%     100.00%
                       =======    ===============    ======      ======     =======    ===============    ======      ======

                                      AS OF MARCH 31, 2006
                       --------------------------------------------------
                                                    PERCENT    PERCENT BY
                        NUMBER       PRINCIPAL       BY NO.    PRINCIPAL
                       OF LOANS       BALANCE       OF LOANS    BALANCE
                       --------   ---------------   --------   ----------
Period of
 Delinquency*
 30-59 Days..........    5,964    $   634,233,401      2.32%       2.47%
 60-89 Days..........    2,729    $   271,721,076      1.06%       1.06%
 90 Days or more.....   10,889    $   776,771,702      4.24%       3.03%
                       -------    ---------------    ------      ------
Total Delinquent
 Loans...............   19,582    $ 1,682,726,179      7.63%       6.56%
                       =======    ===============    ======      ======
Current..............  233,539    $23,480,198,686     90.98%      91.54%
Loans in
 Foreclosure.........    3,585    $   487,377,457      1.40%       1.90%
                       -------    ---------------    ------      ------
Total................  256,706    $25,650,302,322    100.00%     100.00%
                       =======    ===============    ======      ======

---------------

* As of June 30, 2003, Wilshire revised its method for calculating delinquency percentages to the ABS method. All of the delinquency experience above has been calculated using this method. Under ABS methodology, a loan is not considered delinquent until any payment is contractually past due thirty (30) days or more, assuming 30-day months. For example, a loan due on the first day of a month is not considered thirty (30) days delinquent until the first day of the next month.

      It is unlikely that the delinquency experience of the Mortgage Loans will correspond to the delinquency experience of Wilshire's mortgage portfolio set forth in the foregoing table. The statistics shown above represent the delinquency experience for Wilshire's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans will depend on the results obtained over the life of the mortgage pool. Wilshire does not have significant historical delinquency, bankruptcy, foreclosure or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of the Mortgage Loans. There can be no assurance that the Mortgage Loans comprising the mortgage pool will perform consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Wilshire. In addition, adverse economic conditions may affect the timely payment by mortgagors of Scheduled Payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage pool.

THE TRUSTEE

      U.S. Bank will act as Trustee under the Pooling and Servicing Agreement.

      U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $210 billion as of March 31, 2006. As of March 31, 2006, U.S. Bancorp served approximately 13.4 million customers, operated 2,430 branch offices in 24 states and had over 51,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

      U.S. Bank has one of the largest corporate trust businesses in the country with offices in 31 U.S. cities. The Pooling and Servicing Agreement will be administered from U.S. Bank's corporate trust office located in St. Paul, Minnesota.

      U.S. Bank has provided corporate trust services since 1924. As of March 31, 2006, U.S. Bank was acting as trustee with respect to 56,104 issuances of securities with an aggregate outstanding principal balance of over $1.5 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

      On December 30, 2005, U.S. Bank purchased the corporate trust and structured finance trust services businesses of Wachovia Corporation. Following the closing of the acquisition, the Wachovia affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

      In its capacity as Trustee, U.S. Bank shall make each monthly statement available to the certificateholders via the trustee's internet website at http://www.usbank.com/abs. Certificateholders with questions may direct them to the trustee's bondholder services group at (800) 934-6802.

      As of March 31, 2006, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as trustee on 187 issuances of subprime securities with an outstanding aggregate principal balance of approximately $41,806,600,000.

DUTIES OF THE TRUSTEE

      The Trustee's procedures for performing its duties as required by the Pooling and Servicing Agreement are set forth as follows:

      A U.S. Bank analyst (an "Analyst") will review the relevant executed legal transaction documents for this transaction (collectively, the "Documents") and program the distribution module of U.S. Bank's cash-flow modeling system (the "System") to provide the necessary calculations for this transaction. The programming will consist of modeling all collection and withdrawal activity that will take place in all of the trust accounts for this transaction and modeling the payment priorities (the disbursement of cash) to the certificateholders and various other parties. All trigger events set forth in the Documents will be modeled without regard to probability of occurrence.

      Prior to the first distribution to the certificateholders, a supervisor for the transaction (the "Supervisor") will create an independent review spreadsheet, which will be based on the Documents and will be processed each month and compared to the System model output. The Supervisor will also review the content of the certificateholder statements prior to the first Distribution Date to ensure that all information required by the Documents is present and correct.

      The entire distribution program will undergo a line-by-line formula review by the Supervisor prior to the sixth month of distributions, and in no event later than the earliest date a trigger event could occur. The Supervisor's responsibility is to make sure that the program is consistent with the terms and payment priorities set forth in the Documents and that the certificateholders statement includes all items required to be reported by the Documents.

      On a monthly basis, an Analyst will obtain from the Servicer a file containing the payment activity for the related collection period on a loan-by-loan basis. The loan file will be converted to a database format and loaded into the System program. Prior to processing, the loan data will be reviewed to determine the reasonableness of the data based on loan level data received with respect to the Cut-off Date or the most recent collection period. Once the loan data is confirmed with the servicer, the Analyst will input several aggregate amounts into a System database and begin processing the distributions through the System.

      To the extent U.S. Bank is required by the documents to re-compute any loan-data elements supplied by the Servicer, U.S. Bank will do so based on information received from the underwriter or the Servicer. U.S. Bank will identify all discrepancies and bring them to the attention of the Servicer for resolution. If all discrepancies are not resolved by the date required in the Pooling and Servicing Agreement, U.S. Bank will deliver a discrepancy memorandum to the Servicer.

      The distribution reports will be reviewed by the Analyst and then by the Supervisor using a transaction-specific review spreadsheet. Any corrections identified by the Supervisor will be corrected by the Analyst and reviewed by the Supervisor. The Supervisor also will be responsible for the timely delivery of reports to the administration unit for processing all cashflow items.

      In the past three years, the Trustee has not made material changes to the policies and procedures of its paying agent services for certificates backed by residential mortgage loans. However, the Trustee acquired the paying agent business of State Street Bank and Trust Company in 2002, and prior to January 1, 2006, the officers and employees in the office of the Trustee acquired from State Street used slightly different procedures than those set forth above to review the data for each certificateholder statement. Instead of creating an independent spreadsheet for review, a Supervisor reviewed each line of a proposed certificateholder statement prior to its distribution. As of January 1, 2006, all offices of the Trustee will use the procedures set forth above.

      U.S. Bank, as Trustee, will hold the mortgage files in its St. Paul, Minnesota custodial vault. The mortgage files are tracked electronically to identify that they are held by the Trustee pursuant to the Pooling and Servicing Agreement. U.S. Bank uses a barcode tracking system to track the location of, and owner or secured party with respect to, each file that it holds as custodian, including the mortgage files held as Trustee. As of March 31, 2006, U.S. Bank holds approximately 4,185,000 document files for approximately 448 entities and has been acting as a custodian for approximately 20 years.

THE CAP CONTRACT COUNTERPARTY AND THE SWAP COUNTERPARTY

      There will be three interest rate cap agreements (the "Cap Contracts") and one interest rate swap agreement (the "Swap Agreement") provided by Credit Suisse International.

      Credit Suisse International ("CSi") was incorporated in England and Wales under the Companies Act 1985 on May 9, 1990 with registered no. 2500199 and was re-registered as unlimited under the name "Credit Suisse Financial Products" on July 6, 1990. Its registered office and principal place of business is at One Cabot Square, London E14 4QJ. CSi is an English bank and is regulated as a European Union credit institution by The Financial Services Authority ("FSA") under the Financial Services and Markets Act 2000. The FSA has issued a scope of permission notice authorizing CSi to carry out specified regulated investment activities. Effective as of March 27, 2000, Credit Suisse Financial Products was renamed "Credit Suisse International International" and, effective as of January 16, 2006, was renamed "Credit Suisse International". These changes were renamings only.

      CSi is an unlimited liability company and, as such, its shareholders have a joint, several and unlimited obligation to meet any insufficiency in the assets of CSi in the event of its liquidation. CSi's ordinary voting shares are owned, as to 56%, by Credit Suisse, as to 24%, by Credit Suisse (International) Holding AG and, as to 20%, by Credit Suisse Group. CSi commenced business on July 16, 1990. Its principal business is banking, including the trading of derivative products linked to interest rates, equities, foreign exchange, commodities and credit.

      CSi has been assigned a senior unsecured debt rating of "AA- (stable outlook)" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a senior debt rating of "Aa3 (stable outlook)" by Moody's Investors Service Inc. and a long-term rating of "AA- (stable outlook)" by Fitch Ratings.

      The significance percentage, as calculated in accordance with Item 1115 of Regulation AB (17 CFR sec.229.1122) is less than ten percent (10%). The "significance percentage" for purposes of Item 1115 of Regulation AB is a percentage that is a reasonable good faith estimate of the proportion that the maximum probable exposure of the Cap Contracts and the Swap Agreement (estimated in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments), on the one hand, bears to the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, on the other.

                     AFFILIATIONS AND RELATED TRANSACTIONS

      The Sponsor, the Depositor, the Servicer and the Underwriter are affiliated entities. The Sponsor, the Depositor and the Servicer are wholly-owned subsidiaries of Merrill Lynch Mortgage Capital Inc. There is not currently and there was not during the past two years any material business relationship, arrangement or other understanding between any of the Sponsor, the Depositor, the Servicer or the Underwriter that was entered into outside the ordinary course of business of each such party or in terms other than would be obtained in an arm's length transaction with unaffiliated entities.

                      ADMINISTRATION OF THE ISSUING ENTITY

SERVICING AND ADMINISTRATIVE RESPONSIBILITIES

      The Servicer and the Trustee will have the following responsibilities with respect to the Issuing Entity:

PARTY:                           RESPONSIBILITIES:

SERVICER Performing the servicing functions with respect to the Mortgage Loans and the mortgaged properties in accordance with the provisions of the Pooling and Servicing Agreement, including, but not limited to:

                                 - collecting monthly remittances of principal
                                   and interest on the Mortgage Loans from the related borrowers, depositing such amounts in the Collection Account, and delivering all amounts on deposit in the Collection Account to the extent required by the Pooling and Servicing Agreement to the Trustee for deposit in the Certificate Account on the Servicer Remittance Date;

                                 - making Advances with respect to delinquent
                                   payments of principal and interest on the Mortgage Loans to the extent required by the Pooling and Servicing Agreement and to the extent the Servicer believes such Advances will be recovered;

                                 - making Advances in respect of customary costs
                                   and expenses incurred in the performance by the Servicer of its servicing obligations to the extent the Servicer believes such Advances will be recovered, including, but not limited to, the cost of (a) the preservation, restoration and protection of the mortgaged property, (b) taxes, assessments and other charges which are or may become a lien upon a first lien mortgaged property or (c) fire and hazard insurance coverage for a first lien mortgaged property;

                                 - enforcement of foreclosure proceedings; and

                                 - providing monthly loan-level reports to the Trustee.

TRUSTEE Performing the trustee functions in accordance with the provisions of the Pooling and Servicing Agreement, including, but not limited to:

                                 - notifying certificateholders in connection
                                   with an event of default under the Pooling and Servicing Agreement;

                                 - holding and maintaining the mortgage loan
                                   documents related to the portion of the
                                   Mortgage Loans to be held by it pursuant to the Pooling and Servicing Agreement in a fire-resistant facility intended for the safekeeping of mortgage loan files on behalf of the Issuing Entity;

                                 - enforcing the Servicer's obligations under
                                   the Pooling and Servicing Agreement;

                                 - upon the termination of the Servicer,
                                   appointing a successor servicer, and until a successor servicer is appointed, acting as successor servicer;

                                 - upon the failure of the Servicer to make
                                   Advances with respect to a Mortgage Loan and resulting termination of the Servicer, making those Advances to the extent provided in the Pooling and Servicing Agreement;

                                 - receiving monthly remittances from the
                                   Servicer for deposit in the Certificate
                                   Account and distributing all amounts on
                                   deposit in the Certificate Account (after the remittance of certain fees, expenses and indemnities) to the certificateholders in accordance with the priorities described in the Pooling and Servicing Agreement;

                                 - depositing any payments received from the Cap
                                   Contract Counterparty into the Cap Contract
                                   Account;

                                 - as trustee for the Supplemental Interest
                                   Trust, depositing any Net Swap Payments or
                                   Swap Termination Payments received from the Swap Counterparty into the Supplemental Interest Trust;

                                 - as trustee for the Supplemental Interest
                                   Trust, distributing amounts on deposit in the Supplemental Interest Trust to the holders of the related certificates and the Swap Counterparty, based solely on the information contained in the investor reports, in accordance with the priorities described in the Pooling and Servicing Agreement on each Distribution Date or the Business Day prior to such Distribution Date, as applicable;

                                 - preparing and distributing annual investor
                                   reports necessary to enable
                                   certificateholders to prepare their tax
                                   returns;

                                 - preparing and distributing investor reports,
                                   including the monthly Distribution Date
                                   statement to certificateholders based on information received from the Servicer and the Swap Counterparty and without any independent verification of such information;

                                 - preparing and filing annual federal and (if
                                   required) state tax returns on behalf of the Issuing Entity; and

                                 - preparing and filing periodic reports with
                                   the Securities Exchange Commission on behalf of the Issuing Entity with respect to the certificates in accordance with the Pooling and Servicing Agreement.

                                 See "The Pooling and Servicing Agreement--The Trustee" in the prospectus.

TRUST ACCOUNTS

      All amounts in respect of principal and interest received from the borrowers or other recoveries in respect of the Mortgage Loans will, at all times before distribution thereof to the certificateholders, be invested in the Trust Accounts, which are accounts established in the name of the Trustee. Funds on deposit in the Trust Accounts may be invested by the party responsible for such Trust Account in eligible investments, as described under "The
Agreements -- Investment of Funds" in the prospectus. The Trust Accounts will be established by the applicable parties listed below, and any investment income or other benefit earned on each Trust Account will be as retained or distributed as follows:

TRUST ACCOUNT:               RESPONSIBLE PARTY:        APPLICATION OF ANY INVESTMENT EARNINGS:
--------------               ------------------        ---------------------------------------
Collection Account                Servicer        Any investment earnings or other benefits will be
                                                  paid as compensation or reserved by, the Servicer
                                                  and will not be available for distributions to
                                                  certificateholders.
Certificate Account                Trustee        Any investment earnings or other benefits will be
                                                  paid as compensation to the Trustee and will not
                                                  be available for distributions to
                                                  certificateholders.
Cap Contract Account               Trustee        Funds will remain uninvested.
Supplemental Interest Trust        Trustee        Funds will remain uninvested.

      The diagram below illustrates the flow of collections and other payments on the Mortgage Loans through the trust accounts.

                            (FLOWCHART OF PAYMENTS)

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

      The Servicer will service the Mortgage Loans in accordance with the terms set forth in the Pooling and Servicing Agreement. Notwithstanding anything to the contrary in the prospectus, the Trustee will not be responsible for the performance of the servicing activities by the Servicer. If the Servicer fails to fulfill its obligations under the Pooling and Servicing Agreement, the Trustee may, in its discretion, or at the direction of the certificateholders, shall terminate the Servicer and the Trustee is obligated to appoint a successor servicer as provided in the Pooling and Servicing Agreement, subject to the pledge and assignment to a servicing rights pledgee as described herein.

      In accordance with the Pooling and Servicing Agreement, the Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more subservicers, which may be affiliates of the Servicer. Notwithstanding any subservicing arrangement, the Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Servicer alone were servicing the Mortgage Loans.

      The servicing rights with respect to the Mortgage Loans may be transferred to one or more successor servicers at any time, subject to the conditions set forth in the Pooling and Servicing Agreement, including the requirements that any such successor servicer be qualified to service mortgage loans for Freddie Mac or Fannie Mae, and that each Rating Agency confirm in writing that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then current ratings of any of the Offered Certificates.

      The Servicer may, in the case of a delinquent Mortgage Loan or because of an indication that a mortgagor is interested in refinancing or prepaying a Mortgage Loan, solicit or refer to a mortgage originator such mortgagor for refinancing. Any such solicitation may cause the rate of prepayments on the Mortgage Loans to occur at a faster rate than might otherwise be the case.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The Servicer will be paid the Servicing Fee. The amount of the monthly Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described below under "-- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans." The Servicer is also entitled to receive, as additional servicing compensation, Prepayment Interest Excesses, excess proceeds from REO Property sales and all service-related fees, including all late payment charges, insufficient funds charges, assumption fees, modification fees, extension fees and other similar charges (other than prepayment charges), all investment income earned on, and benefits arising from, amounts on deposit in the Collection Account, and amounts on deposit in escrow accounts not required to be paid to the Mortgagors. The Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Certificates--Fees and Expenses of the Trust Fund."

ADJUSTMENT TO SERVICING FEE IN CONNECTION WITH CERTAIN PREPAID MORTGAGE LOANS

      When a mortgagor prepays all of a Mortgage Loan between Due Dates, the mortgagor pays interest on the amount prepaid only to the date of the prepayment. Prepayments received during the prior Prepayment Period are included in the distribution to certificateholders on the related Distribution Date thereby causing a shortfall in interest for prepayments occurring between the 15th day of the month through and including the last day of the month. In order to mitigate the effect of any such shortfall in interest distributions to certificateholders on any Distribution Date, the Servicer is required to deposit Compensating Interest in the related Collection Account for distribution to the certificateholders on such Distribution Date; provided, however, that the amount so deposited with respect to any Distribution Date shall be limited to the product of (i) one-twelfth of 0.25% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans with respect to such Distribution Date. Compensating Interest shall only be paid with respect to prepayments in full received during the period from and including the 15th day of the month through and including the last day of the month. Any such deposit by the Servicer will be reflected in the distributions to the certificateholders made on the Distribution Date to which such Prepayment Period relates. Any Prepayment Interest Shortfall will be allocated on such Distribution Date pro rata among the outstanding classes of certificates based upon the amount of interest each such class would otherwise be paid on such Distribution Date.

ADVANCES

      Subject to the limitations described below, on each Servicer Remittance Date, the Servicer will be required to make Advances from its funds or funds in the Collection Account that are not included in available funds for such Distribution Date. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Offered Certificates rather than to guarantee or insure against losses.

      The Servicer is obligated to make Advances with respect to delinquent payments of principal of and interest on each Mortgage Loan (with such payments of interest adjusted to the related Net Mortgage Rate) to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan; provided, however, that the Servicer will not make Advances with respect to the principal portion of any Balloon Amount but the Servicer will be required to advance monthly interest on a Balloon Loan until the principal balance thereof is reduced to zero subject to the Servicer's determination of nonrecoverability; and, provided further, that the Servicer need not make Advances with respect to any Mortgage Loan that is 150 days or more delinquent. In addition, with respect to Interest-Only Mortgage Loans, the Servicer will only advance payments of scheduled interest. The Servicer will not cover shortfalls in interest due to bankruptcy proceedings or shortfalls on the Mortgage Loans due to the application of the Servicemembers Civil Relief Act or similar state legislation or regulations. In the event the Servicer previously made Advances which later are determined to be nonrecoverable, the Servicer will be entitled to reimbursement of such Advances prior to distributions to certificateholders. If the Servicer determines on any Servicer Remittance Date to make an Advance, such Advance will be included with the distribution to holders of the Offered Certificates on the related Distribution Date. In addition, the Servicer may withdraw from the Collection Account funds that were not included in the available funds for the preceding Distribution Date to reimburse itself for Advances previously made. Any failure by the Servicer to make an Advance as required by the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the Trustee or such other entity as may be appointed as successor servicer, will be obligated to make any such Advance in accordance with the terms of the Pooling and Servicing Agreement.

LOSS MITIGATION PROCEDURES

      The Servicer is authorized to engage in a wide variety of loss mitigation practices. With respect to such of the Mortgage Loans as come into and continue in default, the Servicer will decide whether to (i) foreclose upon the mortgaged properties securing those Mortgage Loans, (ii) write off the unpaid principal balance of the Mortgage Loans as bad debt if no net recovery is possible through foreclosure, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the mortgaged property by the mortgagor) or permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the mortgagor not involving a sale of the mortgaged property), (v) arrange for a repayment plan, or (vi) agree to a modification in accordance with the Pooling and Servicing Agreement. As to any Mortgage Loan that becomes 120 days delinquent, the Servicer will be required to have obtained or to obtain a broker's price opinion, the cost of which will be reimbursable as a servicing advance. After obtaining the broker's price opinion, the Servicer will determine whether a net recovery is possible through foreclosure proceedings or other liquidation of the related mortgage property. If the Servicer determines that no such recovery is possible, it must charge off the related Mortgage Loan at the time it becomes 180 days delinquent. Once a

Mortgage Loan has been charged off, the Servicer will discontinue making Advances, the Servicer will not be entitled to Servicing Fees, and the loan will be treated as a liquidated Mortgage Loan giving rise to a Realized Loss. If the Servicer determines that such net recovery is possible through foreclosure proceedings or other liquidation of the related mortgaged property on a Mortgage Loan that becomes 180 days delinquent, the Servicer need not charge off the Mortgage Loan and may continue making Advances, and the Servicer will be required to notify the Trustee of such decision. The Servicer may, in the case of a delinquent Mortgage Loan or because of an indication that a mortgagor is interested in refinancing or prepaying a Mortgage Loan, solicit or refer to a mortgage originator such mortgagor for refinancing.

EVIDENCE AS TO COMPLIANCE

      The Pooling and Servicing Agreement will require the Servicer and any party required by Item 1123 of Regulation AB for each year in which a Report on Form 10-K is required to be filed, to deliver annually to the Depositor and the Trustee an officer's certificate stating that (i) a review of that party's servicing activities during the preceding calendar year and of performance under the agreement has been made under the officer's supervision, and (ii) to the best of the officer's knowledge, based on the review, such party has fulfilled all its obligations under the agreement throughout the year, or, if there has been a failure to fulfill any obligation in any material respect, specifying the failure known to the officer and the nature and status of the failure.

      In addition, for each year in which a Report on Form 10-K is required to be filed, the Servicer and each party, if any, that performs a discrete function specified by Item 1122(d) of Regulation AB for more than 5% of the Mortgage Loans will be required to deliver annually to the Trustee, a report (an "Assessment of Compliance") that assesses compliance by that party with the servicing criteria set forth in item 1122(d) of Regulation AB (17 CFR 229, 1122) that contains the following:

      - a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      - a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

      - the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      - a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the servicing criteria.

      Each party that is required to deliver an Assessment of Compliance will also be required to deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

      For each year in which a Report on Form 10-K is required to be filed, the Servicer will cause all such items for itself and its subcontractors, if any, to be delivered for filing on a Form 10-K.

CUSTODY OF THE MORTGAGE FILES

      The Servicer generally will not have responsibility for custody of the Mortgage Loan documents described under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans" below. These documents are generally required to be delivered to the Trustee or the custodian on behalf of the Trustee. The Trustee or the custodian on behalf of the Trustee will hold the related Mortgage Loan documents on behalf of the Issuing Entity. The Mortgage Loan documents related to a Mortgage Loan will be held together in an individual file separate from other mortgage loan files held by the Trustee or the custodian on behalf of the Trustee. The Trustee or the custodian on behalf of the Trustee will maintain the Mortgage Loan documents in a fire-resistant facility intended for the safekeeping of mortgage loan files.

SPECIAL SERVICING AGREEMENTS

      The Pooling and Servicing Agreement may permit the Servicer to enter into a special servicing advisory agreement with a holder of the Class R Certificate and/or one or more other classes of subordinate certificates issued by the Issuing Entity or of a net interest margin trust holding certificates issued by the Issuing Entity or an advisor thereto designated by such holder. Pursuant to such agreement, the Servicer may provide such holder or advisor, in its capacity as special servicing advisor, with loan-level information with respect to the Mortgage Loans, and such holder or advisor may advise the Servicer with respect to the commencement of foreclosure proceedings or other actions to liquidate such Mortgage Loans and/or any other efforts to maximize recoveries with respect to such Mortgage Loans.

PLEDGE OF SERVICING RIGHTS

      On or after the Closing Date, the Servicer may pledge and assign all of its right, title and interest in, to and under the Pooling and Servicing Agreement to one or more lenders (each, a "servicing rights pledgee") selected by the Servicer, including Merrill Lynch. In the event that an Event of Default exists, the Trustee, the Servicer and the Depositor have agreed to the appointment of the servicing rights pledgee or its designee as successor servicer, provided that at the time of such appointment, the servicing rights pledgee or its designee meets the requirements of a successor servicer described in the Pooling and Servicing Agreement (including being acceptable to the Rating Agencies) and that the servicing rights pledgee agrees to be subject to the terms of the Pooling and Servicing Agreement. Under no circumstances will Merrill Lynch be required to act as a backup servicer.

      The Pooling and Servicing Agreement will provide that (i) the Servicer or the Trustee on behalf of the Issuing Entity may enter into a facility with any person which provides that such person may fund Advances and/or servicing advances, although no such facility will reduce or otherwise affect the Servicer's obligation to fund such Advances and/or servicing advances and (ii) the Pooling and Servicing Agreement may be amended by parties thereto without the consent of the certificateholders to provide for such a facility.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will represent the entire beneficial ownership interest in the Trust Fund to be created under the Pooling and Servicing Agreement. A copy of the Pooling and Servicing Agreement will be attached as an exhibit to the Current Report on Form 8-K of the Depositor that will be available to purchasers of the certificates at, and will be filed with, the Securities and Exchange Commission within 15 days of the initial delivery of the certificates. Reference is made to the attached prospectus for additional information regarding the terms and conditions of the Pooling and Servicing Agreement.

      The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

      The certificates will consist of:

      (1) the Class A Certificates, the Class M Certificates and the Class B Certificates (all of which are being offered hereby); and

      (2) the Class C Certificates and Class P Certificates (which are not being offered hereby).

      The Class A-1 and Class R Certificates will generally represent interests in the Group One Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group One Mortgage Loans generally will be applied to pay principal and interest with respect to the Class A-1 and Class R Certificates. The Class A-2 Certificates will generally represent interests in the Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group Two Mortgage Loans generally will be applied to pay principal and interest with respect to the Class A-2 Certificates. The Class M and Class B Certificates will generally represent interests in both the Group One and Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to both the Group One and Group Two Mortgage Loans will be applied to pay principal and interest with respect to the Class M and Class B Certificates.

      The Offered Certificates (other than the Class R Certificate) will be issued in book-entry form as described below. The Definitive Certificates will be transferable and exchangeable through the Trustee. The Offered Certificates (other than the Class R Certificate) will be issued in minimum dollar denominations of $25,000 and integral multiples of $1 in excess of $25,000. A single Class R Certificate will be issued in definitive form in a $100 denomination.

BOOK-ENTRY CERTIFICATES

      The Offered Certificates (other than the Class R Certificate) will be Book-Entry Certificates. Certificate Owners may elect to hold their Book-Entry Certificates through DTC in the United States, or Clearstream Luxembourg or Euroclear in Europe, if they are participants in such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate principal balance of the Offered Certificates (other than the Class R Certificate) and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream Luxembourg and JPMorgan Chase Bank, N.A. will act as depositary for Euroclear. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum Certificate Principal Balances of $25,000 and integral multiples of $1 in excess of $25,000. With respect to European investors only, the Underwriter will only sell Offered Certificates in minimum total investment amounts of $100,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a Definitive Certificate. Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

      The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the Financial Intermediary that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant, and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the Trustee through DTC and DTC Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the Rules, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Indirect Participants, with whom Certificate Owners have accounts with respect to Book-Entry Certificates, are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interests.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in Clearstream Luxembourg or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the Business Day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Luxembourg Participants on such Business Day. Cash received in Clearstream Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the Business Day following settlement in DTC. For information with respect to tax documentation procedures relating to the Book-Entry Certificates, see "Material Federal Income Tax Consequences--Grantor Trust Funds--Non-U.S. Persons," "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" and "Material Federal Income Tax Consequences--Tax Treatment of Certificates as Debt for Tax Purposes--Foreign Investors" in the prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

      Transfers between Participants will occur in accordance with the Rules. Transfers between Clearstream Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with the Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

      Clearstream Luxembourg is incorporated under the laws of Luxembourg as a professional depository. Clearstream Luxembourg holds securities for Clearstream Luxembourg Participants and facilitates the clearance and settlement of securities transactions between Clearstream Luxembourg Participants through electronic book-entry changes in accounts of Clearstream Luxembourg Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream Luxembourg in any of 28 currencies, including United States dollars. Clearstream Luxembourg provides to its Clearstream Luxembourg Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Luxembourg Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Luxembourg Participant, either directly or indirectly.

      Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium.

      The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear Participants, and between Euroclear Participants and Participants of certain other securities intermediaries through electronic book-entry changes in accounts of such Participants or other securities intermediaries. The Euroclear Operator provides Euroclear Participants with, among other things, safekeeping, administration, clearance and settlement, securities lending and borrowing and other related services.

      Non-Participants of Euroclear may hold and transfer book-entry interests in securities through accounts with a direct Participant of Euroclear or any other securities intermediary that holds a book-entry interest in securities through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

      The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions. The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Book-Entry Certificates held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Clearstream Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant

Depositary. Such distributions will be subject to tax reporting and may be subject to tax withholding in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--Grantor Trust Funds--Non-U.S. Persons," "Material Federal Income Tax Consequences-- REMICs--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" and "Material Federal Income Tax Consequences--Tax Treatment of Certificates as Debt for Tax Purposes--Foreign Investors" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of those Offered Certificates in the secondary market since some potential investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the Trust Fund provided by the Trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

      DTC has advised the Depositor and the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the Pooling and Servicing Agreement on behalf of a Clearstream Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if:

      (1) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor is unable to locate a qualified successor;

      (2) the Depositor, at its sole option, elects to terminate a book-entry system through DTC; or

      (3) after the occurrence and continuation of an event of default, beneficial owners having not less than 51% of the voting rights evidenced by any class of Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor to DTC) is no longer in the best interests of beneficial owners of such class.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability of Definitive Certificates through DTC. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as holders of the Offered Certificates under the Pooling and Servicing Agreement.

      Although DTC, Clearstream Luxembourg and Euroclear have agreed to these procedures in order to facilitate transfers of certificates among Participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; COLLECTION ACCOUNT; CERTIFICATE ACCOUNT; CAP CONTRACT ACCOUNT; SUPPLEMENTAL INTEREST TRUST

      The Pooling and Servicing Agreement will provide that the Servicer, for the benefit of the certificateholders, shall establish and maintain one or more accounts, known collectively as the Collection Account, into which the Servicer is generally required to deposit or cause to be deposited, promptly upon receipt and in any event within two Business Days of receipt, the payments and collections described in "Description of the Agreements--Collection Account and Related Accounts" in the prospectus, except that the Servicer may deduct its Servicing Fee, Advances, servicing advances and any expenses of liquidating defaulted Mortgage Loans or property acquired in respect thereof. The Pooling and Servicing Agreement will permit the Servicer to direct any depository institution maintaining the related Collection Account to invest the funds in the Collection Account in one or more investments acceptable to Moody's and S&P as provided in the Pooling and Servicing Agreement, that mature, unless payable on demand, no later than the Servicer Remittance Date. The Servicer will be entitled to all income and gain realized from the Collection Account investments, any other benefits arising from amounts in the Collection Account and escrow accounts, and the income and gain will be subject to withdrawal by the Servicer from time to time. The Servicer will be required to deposit the amount of any losses incurred in respect to the Collection Account investments out of its own funds as the losses are realized.

      The Trustee will be obligated to establish the Certificate Account, into which the Servicer will deposit or cause to be deposited not later than 2:00 p.m. New York City time on the Servicer Remittance Date from amounts on deposit in the Collection Account, the Interest Funds and the Principal Funds with respect to the related Distribution Date. Subject to the restrictions set forth in the Pooling and Servicing Agreement, the Trustee is permitted to direct that the funds in the Certificate Account be invested so long as the investments mature no later than the Distribution Date. All income and gain realized from any Certificate Account investment will belong to the Trustee. The Trustee or its designee will be required to deposit in the Certificate Account the amount of any losses incurred in respect of any Certificate Account investment, as the losses are realized.

      The Trustee will be obligated to establish the Cap Contract Account, into which the Trustee shall promptly deposit upon receipt any amounts received by it and paid pursuant to the Cap Contracts. The funds in the Cap Contract Account shall not be invested.

      The Trustee will be directed to establish the Supplemental Interest Trust as a separate trust, the corpus of which will be held by the trustee of the Supplemental Interest Trust, in trust, for the benefit of the certificateholders. On any Distribution Date, any Swap Termination Payments or Net Swap Payments owed to the Swap Counterparty will be paid out of, or any Net Swap Payments or Swap Termination Payments received from the Swap Counterparty will be deposited into, the Supplemental Interest Trust. The Supplemental Interest Trust will not be an asset of any REMIC. On each Distribution Date, the Trustee will distribute funds in the Supplemental Interest Trust in the manner described in "Description of the Certificates--Distributions from the Supplemental Interest Trust." Funds on deposit in the Supplemental Interest Trust shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to the Pooling and Servicing Agreement.

DISTRIBUTIONS

      General. Distributions on the certificates will be made by the Trustee, on each Distribution Date, commencing in July 2006, to the persons in whose names the certificates are registered at the close of business on the Record Date.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to distributions as it appears on the certificate register or, in the case of any certificateholder that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of such certificates at the office of the Trustee or such other address designated in writing by the Trustee. On each Distribution Date, a holder of a certificate will receive such holder's Percentage Interest of the amounts required to be distributed with respect to the applicable class of certificates.

      Distributions of Interest. On each Distribution Date, the interest distributable with respect to the Offered Certificates is the interest that has accrued thereon at the then applicable related Pass-Through Rate from and including the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date less Prepayment Interest Shortfalls, if any.

      All calculations of interest on the Offered Certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.

      On each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, two business days (as defined in the Swap Agreement) prior to such Distribution Date), the Interest Funds for such Distribution Date are required to be distributed in the following order of priority, until such Interest Funds have been fully distributed:

      (1) to the Class P Certificates, an amount equal to any prepayment charges received during the related Prepayment Period;

      (2) to the Supplemental Interest Trust, any Net Swap Payments owed to the Swap Counterparty;

      (3) to the Supplemental Interest Trust, any Swap Termination Payment owed by the Issuing Entity to the Swap Counterparty (other than Defaulted Swap Termination Payments);

      (4) concurrently, to each class of the Class A Certificates, the Current Interest and any Interest Carry Forward Amount with respect to each such class; provided, however, that if Interest Funds are insufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount to the Class A Certificates, Interest Funds will be distributed pro rata among each class of the Class A Certificates based upon the ratio of (x) the Current Interest and Interest Carry Forward Amount for each such class to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Class A Certificates in the aggregate;

      (5) to the Class M-1 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (6) to the Class M-2 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (7) to the Class M-3 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (8) to the Class M-4 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (9) to the Class M-5 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (10) to the Class M-6 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (11) to the Class B-1 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (12) to the Class B-2 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (13) to the Class B-3 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

      (14) any remainder to be distributed as described under "--Overcollateralization Provisions" below.

      On each Distribution Date, subject to the proviso in (4) above, Interest Funds received on the Group One Mortgage Loans will be deemed to be distributed to the Class A-1 and Class R Certificates and Interest Funds received on the Group Two Mortgage Loans will be deemed to be distributed to the Class A-2 Certificates, in each case, until the related Current Interest and Interest Carry Forward Amount of each such class of certificates for such Distribution Date has been paid in full, and thereafter, Interest Funds not required for such distributions will be available to be applied, if necessary, to the class or classes of certificates that are not related to such group of Mortgage Loans.

      Any payments received under the terms of the related Cap Contract will be available to pay the holders of the related classes of the Offered Certificates amounts in respect of any Floating Rate Certificate Carryover (other than any Floating Rate Certificate Carryover attributable to the fact that Realized Losses are not allocated to the Class A Certificates). Any amounts received under the terms of the Cap Contracts on a Distribution Date that are not used to pay such Floating Rate Certificate Carryovers will be distributed to the holder of the Class C Certificates. Payments from the proceeds of the related Cap Contract in respect of such Floating Rate Certificate Carryovers shall be paid to the related class of Offered Certificates pro rata based upon such Floating Rate Certificate Carryovers for each such class of Offered Certificates.

      Distributions of Principal. On each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, two business days (as defined in the Swap Agreement) prior to such Distribution Date), the Principal Distribution Amount for such Distribution Date is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

      (1) to the Supplemental Interest Trust, any Net Swap Payments owed to the Swap Counterparty to the extent not paid pursuant to paragraph (2) under "--Distributions of Interest" above;

      (2) to the Supplemental Interest Trust, any Swap Termination Payment owed by the Issuing Entity to the Swap Counterparty (other than Defaulted Swap Termination Payments) to the extent not paid pursuant to paragraph (3) under "--Distributions of Interest" above;

      (3) to the Class A Certificates, the Class A Principal Distribution Amount will be distributed as follows:

         (a) the Group One Principal Distribution Amount will be distributed sequentially to the Class R and Class A-1 Certificates until the Certificate Principal Balance of each such class has been reduced to zero; and

         (b) the Group Two Principal Distribution Amount will be distributed sequentially, to the Class A-2A Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class A-2C Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class A-2D Certificates until the Certificate Principal Balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and the Class C Certificates has been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are required to be allocated pro rata, among such classes of Certificates, based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero;

      (4) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount;

      (5) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount;

      (6) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount;

      (7) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount;

      (8) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount;

      (9) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount;

      (10) to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

      (11) to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

      (12) to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount; and

      (13) any remainder to be distributed as described under "--Overcollateralization Provisions" below.

EXAMPLE OF DISTRIBUTIONS

      The following sets forth an example of distributions on the Certificates for the Distribution Date in August 2006:

July 2 through
August 1................  Due Period:           Payments due on the first day of the month of the
                                                related Distribution Date from borrowers will be
                                                deposited in the Collection Account as received
                                                and will include scheduled principal payments
                                                plus interest on July 1 principal balances of the
                                                Mortgage Loans.
July 15 through August
14......................  Prepayment Period:    Prepayments in full received by the Servicer
                                                during the related Prepayment Period will be
                                                deposited into the Collection Account for
                                                remittance to the Trustee on the later of (1) two
                                                Business Days after the 15th day of the month in
                                                which such Distribution Date occurs and (2) the
                                                18th day (or if such day is not a Business Day,
                                                the immediately preceding Business Day) of the
                                                month in which the related Distribution Date
                                                occurs.
July 31.................  Record Date           With respect to all Classes of Offered
                                                Certificates and the Distribution Date,
                                                distributions will be made to certificateholders
                                                of record as of the last Business Day of the
                                                prior month.
August 18...............  Servicer Remittance
                          Date:                 The Servicer will remit to the Trustee
                                                collections and recoveries in respect of the
                                                Mortgage Loans including any Advances required to
                                                be made by the Servicer for that Distribution
                                                Date on the later of (1) two Business Days after
                                                the 15th day of the month in which such
                                                Distribution Date occurs and (2) the 18th day (or
                                                if such day is not a Business Day, the
                                                immediately preceding Business Day) of the month
                                                in which the related Distribution Date occurs.
August 25...............  Distribution Date:    On the 25th day of each month (or if the 25th day
                                                is not a Business Day, the next succeeding
                                                Business Day), the Trustee will make
                                                distributions to certificateholders.

      Succeeding months will follow the same pattern. July 2006 will follow the same pattern except that the Record Date will be the Closing Date.

FEES AND EXPENSES OF THE TRUST FUND

      In consideration of their duties on behalf of the Trust Fund, the Servicer and the Trustee will receive from the assets of the Trust Fund certain fees and other compensation as set forth in the following table:

                        FREQUENCY OF                                             HOW AND WHEN FEE AND/OR
FEE PAYABLE TO:           PAYMENT:        AMOUNT OF FEE AND/OR COMPENSATION:      COMPENSATION IS PAID:
---------------      -------------------  ----------------------------------  -----------------------------
Servicer...........  Monthly              For each Mortgage Loan, a monthly   The monthly fee will be
                                          fee paid to the Servicer out of     deducted by the Servicer from
                                          interest collections received from  the Collection Account in
                                          the related Mortgage Loan           respect of each Mortgage Loan
                                          calculated on the outstanding       serviced by the Servicer,
                                          principal balance of each Mortgage  before payment of any amounts
                                          Loan at 0.50% per annum for each    to certificateholders.
                                          Mortgage Loan.
                                          Additionally, any investment
                                          earnings on the Collection Account
                                          and escrow accounts will be paid
                                          as compensation to the Servicer,
                                          and will not be available for
                                          distributions to
                                          certificateholders. As additional
                                          servicing compensation, the
                                          Servicer is entitled to receive
                                          Prepayment Interest Excesses,
                                          excess proceeds from REO Property
                                          sales, all assumption fees, and
                                          other similar charges (other than
                                          prepayment charges), and any other
                                          benefit from holding the
                                          Collection Account and escrow
                                          accounts.
Trustee............  Monthly              Any investment earnings on the      Investment earnings will be
                                          Certificate Account will be paid    deducted by the Trustee from
                                          as compensation to the Trustee,     the Certificate Account,
                                          and will not be available for       before payment of any amounts
                                          distributions to                    to certificateholders.
                                          certificateholders.

      The fees and/or other compensation of the Servicer and the Trustee as set forth in the table above may not be increased without amendment of the Pooling and Servicing Agreement as described under "The Pooling and Servicing Agreement--Amendment" in the prospectus.

      Expenses of the Servicer and the Trustee will be reimbursed before payments are made on the Certificates.

OVERCOLLATERALIZATION PROVISIONS

      If on any Distribution Date, after giving effect to any Extra Principal Distribution Amount, the aggregate Certificate Principal Balance of the Offered Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the Certificate Principal Balance of the Subordinate Certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 Certificates) by an amount equal to such excess.

      If the Certificate Principal Balance of a class of Subordinate Certificates is reduced, that class thereafter will be entitled to distributions of interest and principal only with respect to its Certificate Principal Balance as so reduced. On subsequent Distribution Dates, however, as described below, Interest Funds and Principal Funds not otherwise required to be distributed with respect to principal of and interest on the certificates will be applied to reduce Unpaid Realized Loss Amounts previously allocated to such certificates in order of seniority.

      On each Distribution Date, Interest Funds and Principal Funds not otherwise required to be distributed with respect to principal of and interest on the certificates as described above under "--Distributions" will be required to be distributed in respect of the following amounts, without duplication, until fully distributed:

      (1) to the Class A Certificates, any amounts due as described in the same order of priority as set forth in paragraph (4) of "--Distributions of Interest," to the extent unpaid from Interest Funds;

      (2)  the Extra Principal Distribution Amount;

      (3) to the Subordinate Certificates, any amounts due as described in the same order of priority as set forth in paragraph (5) through (13) of "--Distributions of Interest," to the extent unpaid from Interest Funds;

      (4) to the Class M-1 Certificates, any Unpaid Realized Loss Amount for such class;

      (5) to the Class M-2 Certificates, any Unpaid Realized Loss Amount for such class;

      (6) to the Class M-3 Certificates, any Unpaid Realized Loss Amount for such class;

      (7) to the Class M-4 Certificates, any Unpaid Realized Loss Amount for such class;

      (8) to the Class M-5 Certificates, any Unpaid Realized Loss Amount for such class;

      (9) to the Class M-6 Certificates, any Unpaid Realized Loss Amount for such class;

      (10) to the Class B-1 Certificates, any Unpaid Realized Loss Amount for such class;

      (11) to the Class B-2 Certificates, any Unpaid Realized Loss Amount for such class;

      (12) to the Class B-3 Certificates, any Unpaid Realized Loss Amount for such class;

      (13) to the Offered Certificates on a pro rata basis, the Floating Rate Certificate Carryover;

      (14) to the Supplemental Interest Trust, any Defaulted Swap Termination Payment; and

      (15) to the Class C Certificates or the Class R Certificate, the remaining amount.

DISTRIBUTIONS FROM THE SUPPLEMENTAL INTEREST TRUST

      With respect to each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, two business days (as defined in the Swap Agreement) prior to such Distribution Date), funds in the Supplemental Interest Trust will be distributed in the following order of priority:

      (1) to the Swap Counterparty, all Net Swap Payments, if any, owed to the Swap Counterparty for such Distribution Date;

      (2) to the Swap Counterparty, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Counterparty;

      (3) to each class of the Class A Certificates, on a pro rata basis, any Current Interest and any Interest Carry Forward Amount with respect to such class to the extent unpaid from Interest Funds and Principal Funds;

      (4) sequentially, to each class of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, any Current Interest for such class to the extent unpaid from Interest Funds and Principal Funds;

      (5) to the Offered Certificates, to pay principal as described and in the same manner and order of priority as set forth in paragraphs (3) through (12) of "--Distributions of Principal" in order to maintain amounts in respect of the targeted overcollateralization amount, and after giving effect to distributions of the Principal Distribution Amount for each such Class;

      (6) sequentially, to each class of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, any Interest Carry Forward with respect to such class to the extent unpaid from Interest Funds and Principal Funds;

      (7) sequentially, to each class of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, any Unpaid Realized Loss Amount for such class to the extent unpaid from Interest Funds and Principal Funds;

      (8) to the Offered Certificates, on a pro rata basis, any Floating Rate Certificate Carryover to the extent not paid from Interest Funds or Principal Funds based on the amount of such unpaid Floating Rate Certificate Carryover;

      (9) to the Swap Counterparty, any Defaulted Swap Termination Payment owed to the Swap Counterparty to the extent not already paid; and

      (10) to the holders of the Class C Certificates, any remaining amounts.

      Notwithstanding the foregoing, however, the sum of all cumulative amounts distributed pursuant to clauses (5) and (7) above will not exceed cumulative Realized Losses incurred.

      In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor Swap Counterparty cannot be obtained with such Swap Termination Payment, then such Swap Termination Payment will be deposited into a reserve account and the Trustee, on each subsequent Distribution Date (until the termination date of the original Swap Agreement), will withdraw the amount of any Net Swap Payment deemed due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement for the benefit of the Issuing Entity. Any such reserve account shall not be an asset of any REMIC. Any amounts remaining in such reserve account shall be distributed to the holders of the Class C Certificates on the Distribution Date immediately following the earlier of (i) the optional termination of the Trust Fund as described in "The Pooling and Servicing Agreement--Optional Termination" herein and (ii) the Distribution Date in November 2010.

SUBORDINATION OF THE PAYMENT OF THE SUBORDINATE CERTIFICATES

      The rights of the holders of the Subordinate Certificates to receive payments with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Class A Certificates and the rights of the holders of each class of Subordinate Certificates (other than the Class M-1 Certificates) to receive such payments will be further subordinated to the rights of the class or classes of Subordinate Certificates with lower numerical class designations, in each case only to the extent described in this prospectus supplement. The subordination of the Subordinate Certificates to the Class A Certificates and the further subordination among the Subordinate Certificates is intended to provide the certificateholders having higher relative payment priority with protection against Realized Losses.

CAP CONTRACTS

      On the Closing Date, the Trustee, on behalf of the Issuing Entity, will be directed to enter into three interest rate cap transactions with the Cap Contract Counterparty as evidenced by the Cap

Contracts. The Cap Contracts will be entered into pursuant to an ISDA Master Agreement (together with the schedule thereto) between the Trustee and the Cap Contract Counterparty dated as of the date that each Cap Contract was executed. The Cap Contracts are subject to certain ISDA definitions. On or prior to the related Cap Contract Termination Date, amounts, if any, received by the Trustee for the benefit of the Issuing Entity in respect of the applicable Cap Contract will be used to pay Floating Rate Certificate Carryover (other than any Floating Rate Certificate Carryover attributable to the fact that Realized Losses are not allocated to the Class A Certificates) on the related classes of the Offered Certificates on a pro rata basis. Any amounts that are received on the Cap Contracts that are not used to pay such Floating Rate Certificate Carryover on the related Offered Certificates will be distributed to the holder of the Class C Certificates.

      With respect to any Distribution Date on or prior to the related Cap Contract Termination Date, the amount, if any, payable by the Cap Contract Counterparty under the related Cap Contract will equal the product of (i) the excess of (x) the lesser of the related Upper Collar as shown under the heading "1ML Strike Upper Collar" in the related One-Month LIBOR Cap Table appearing below and One-Month LIBOR (as determined by the Cap Contract Counterparty) for such Distribution Date over (y) the rate with respect to such Distribution Date as shown under the heading "Lower Collar" in the related One-Month LIBOR Cap Table appearing below, (ii) an amount equal to the lesser of (x) the related Cap Contract Notional Balance for such Distribution Date and (y) the outstanding Certificate Principal Balance of (A) in the case of the Class A-1 Cap Contract, the Class A-1 and Class R Certificates, (B) in the case of the Class A-2 Cap Contract, the Class A-2 Certificates or (C) in the case of the Subordinate Certificate Cap Contract, the Subordinate Certificates and (iii) the actual number of days in such Accrual Period, divided by 360.

      The Class A-1 Cap Contract Notional Balances are as described in the following table:

                      CLASS A-1 ONE-MONTH LIBOR CAP TABLE

        BEGINNING    ENDING     NOTIONAL         1ML STRIKE         1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL    BALANCE($)    LOWER COLLAR(%)(1)   UPPER COLLAR(%)
------  ---------   --------   -----------   ------------------   ---------------
  1     06/27/06    07/25/06   384,110,000         8.112               9.860
  2     07/25/06    08/25/06   380,726,258         7.314               9.860
  3     08/25/06    09/25/06   376,295,872         7.315               9.860
  4     09/25/06    10/25/06   370,822,262         7.564               9.860
  5     10/25/06    11/25/06   364,311,305         7.317               9.860
  6     11/25/06    12/25/06   356,777,031         7.565               9.860

---------------

(1) With respect to any Distribution Date, if One-Month LIBOR (as determined by the Cap Contract Counterparty and subject to a cap equal to 9.860%) exceeds the Lower Collar, the Issuing Entity will receive payments pursuant to the Class A-1 Cap Contract.

      The Class A-2 Cap Contract Notional Balances are as described in the following table:

                      CLASS A-2 ONE-MONTH LIBOR CAP TABLE

        BEGINNING    ENDING     NOTIONAL         1ML STRIKE         1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL    BALANCE($)    LOWER COLLAR(%)(1)   UPPER COLLAR(%)
------  ---------   --------   -----------   ------------------   ---------------
  1     06/27/06    07/25/06   281,015,000         8.289              10.500
  2     07/25/06    08/25/06   278,058,500         7.475              10.500
  3     08/25/06    09/25/06   274,323,541         7.477              10.500
  4     09/25/06    10/25/06   269,813,718         7.738              10.500
  5     10/25/06    11/25/06   264,537,172         7.484              10.500
  6     11/25/06    12/25/06   258,509,849         7.739              10.500

---------------

(1) With respect to any Distribution Date, if One-Month LIBOR (as determined by the Cap Contract Counterparty and subject to a cap equal to 10.500%) exceeds the Lower Collar, the Issuing Entity will receive payments pursuant to the Class A-2 Cap Contract.

      The Subordinate Certificate Cap Contract Notional Balances are as described in the following table:

               SUBORDINATE CERTIFICATE ONE-MONTH LIBOR CAP TABLE

        BEGINNING    ENDING     NOTIONAL         1ML STRIKE         1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL    BALANCE($)    LOWER COLLAR(%)(1)   UPPER COLLAR(%)
------  ---------   --------   -----------   ------------------   ---------------
  1     06/27/06    07/25/06   153,425,000         7.742               8.920
  2     07/25/06    08/25/06   153,425,000         6.938               8.920
  3     08/25/06    09/25/06   153,425,000         6.939               8.920
  4     09/25/06    10/25/06   153,425,000         7.193               8.920
  5     10/25/06    11/25/06   153,425,000         6.943               8.920
  6     11/25/06    12/25/06   153,425,000         7.194               8.920

---------------

(1) With respect to any Distribution Date, if One-Month LIBOR (as determined by the Cap Contract Counterparty and subject to a cap equal to 8.920%) exceeds the Lower Collar, the Issuing Entity will receive payments pursuant to the Subordinate Certificate Cap Contract.

      Each Cap Contract is scheduled to remain in effect until the applicable Cap Contract Termination Date and will be subject to early termination only in limited circumstances. Such circumstances include certain insolvency or bankruptcy events in relation to the Cap Contract Counterparty or the Issuing Entity, the failure by the Cap Contract Counterparty (after a grace period, as set forth in the related Cap Contract, after notice of such failure is received by the Cap Contract Counterparty) to make a payment due under the related Cap Contract, the failure by the Cap Contract Counterparty or the Issuing Entity

(after a cure period as set forth in the related Cap Contract) to perform any other agreement made by it under the related Cap Contract, the termination of the Trust Fund and the related Cap Contract becoming illegal or subject to certain kinds of taxation.

      The Offered Certificates do not represent an obligation of the Cap Contract Counterparty. Holders of the Offered Certificates will not have any right to proceed directly against the Cap Contract Counterparty in respect of its obligations under any Cap Contract.

SWAP AGREEMENT

      On the Closing Date, the trustee of the Supplemental Interest Trust will enter into the Swap Agreement with the Swap Counterparty, Credit Suisse International, for the benefit of the Issuing Entity.

      The Swap Agreement will be comprised of an ISDA Master Agreement (together with the schedule thereto) and a confirmation evidencing the terms of the swap transaction. The Swap Agreement is subject to certain ISDA definitions.

      Under the Swap Agreement, with respect to each Distribution Date during the period beginning on the Distribution Date in January 2007 and ending with the Distribution Date in November 2010, the Supplemental Interest Trust will owe to the Swap Counterparty a fixed payment at a per annum rate as set forth in the table below, determined on the basis of a 360-day year with twelve 30-day months, and the Swap Counterparty will owe to the Supplemental Interest Trust a floating payment at a rate of One-Month LIBOR (as determined pursuant to the Swap Agreement), determined based on a 360-day year and the actual number of days in the related Accrual Period, in each case calculated based on the scheduled notional amount set forth in the schedule below. To the extent the fixed payment owed by the Supplemental Interest Trust exceeds the floating payment owed by the Swap Counterparty, two business days (as defined in the Swap Agreement) prior to the related Distribution Date the Supplemental Interest Trust will make a Net Swap Payment to the Swap Counterparty out of amounts on deposit in the Certificate Account otherwise available to certificate holders as described in "Distributions--Distributions of Interest." To the extent that the floating payment owed by the Swap Counterparty exceeds the fixed payment owed by the Supplemental Interest Trust, two business days (as defined in the Swap Agreement) prior to the related Distribution Date, the Swap Counterparty shall make a Net Swap Payment to the Supplemental Interest Trust, which shall be deposited in the Supplemental Interest Trust for the benefit of the Issuing Entity.

      The Swap Agreement Notional Balances will be as shown in the following table:

                     SWAP AGREEMENT NOTIONAL BALANCE TABLE

                                               FIXED                                                   FIXED
         BEGINNING    ENDING     NOTIONAL     STRIKE             BEGINNING    ENDING     NOTIONAL     STRIKE
PERIOD    ACCRUAL    ACCRUAL    BALANCE($)    RATE(%)   PERIOD    ACCRUAL    ACCRUAL    BALANCE($)    RATE(%)
------   ---------   --------   -----------   -------   ------   ---------   --------   -----------   -------
  1      06/27/06    07/25/06             0    0.000      28     09/25/08    10/25/08   185,007,756    5.370
  2      07/25/06    08/25/06             0    0.000      29     10/25/08    11/25/08   172,270,085    5.370
  3      08/25/06    09/25/06             0    0.000      30     11/25/08    12/25/08   160,772,930    5.370
  4      09/25/06    10/25/06             0    0.000      31     12/25/08    01/25/09   153,844,893    5.370
  5      10/25/06    11/25/06             0    0.000      32     01/25/09    02/25/09   153,844,893    5.370
  6      11/25/06    12/25/06             0    0.000      33     02/25/09    03/25/09   150,344,939    5.370
  7      12/25/06    01/25/07   724,308,597    5.370      34     03/25/09    04/25/09   141,301,941    5.370
  8      01/25/07    02/25/07   697,715,272    5.370      35     04/25/09    05/25/09   131,761,678    5.370
  9      02/25/07    03/25/07   668,820,673    5.370      36     05/25/09    06/25/09   121,583,145    5.370
  10     03/25/07    04/25/07   638,036,917    5.370      37     06/25/09    07/25/09   111,628,540    5.370
  11     04/25/07    05/25/07   605,829,749    5.370      38     07/25/09    08/25/09   102,779,375    5.370
  12     05/25/07    06/25/07   572,854,311    5.370      39     08/25/09    09/25/09    95,323,094    5.370
  13     06/25/07    07/25/07   540,234,112    5.370      40     09/25/09    10/25/09    88,956,018    5.370
  14     07/25/07    08/25/07   509,085,687    5.370      41     10/25/09    11/25/09    83,363,539    5.370
  15     08/25/07    09/25/07   479,880,746    5.370      42     11/25/09    12/25/09    78,352,883    5.370
  16     09/25/07    10/25/07   452,629,170    5.370      43     12/25/09    01/25/10    73,837,526    5.370
  17     10/25/07    11/25/07   427,223,322    5.370      44     01/25/10    02/25/10    69,727,358    5.370
  18     11/25/07    12/25/07   403,532,244    5.370      45     02/25/10    03/25/10    65,972,308    5.370
  19     12/25/07    01/25/08   381,342,805    5.370      46     03/25/10    04/25/10    62,524,495    5.370
  20     01/25/08    02/25/08   360,055,721    5.370      47     04/25/10    05/25/10    59,346,211    5.370
  21     02/25/08    03/25/08   338,477,704    5.370      48     05/25/10    06/25/10    56,404,421    5.370
  22     03/25/08    04/25/08   315,008,769    5.370      49     06/25/10    07/25/10    53,672,892    5.370
  23     04/25/08    05/25/08   288,547,243    5.370      50     07/25/10    08/25/10    51,071,573    5.370
  24     05/25/08    06/25/08   261,275,080    5.370      51     08/25/10    09/25/10    48,606,038    5.370
  25     06/25/08    07/25/08   236,903,509    5.370      52     09/25/10    10/25/10    46,364,763    5.370
  26     07/25/08    08/25/08   216,533,914    5.370      53     10/25/10    11/25/10    44,172,989    5.370
  27     08/25/08    09/25/08   199,524,424    5.370

      Upon early termination of the Swap Agreement, the Swap Counterparty may owe the Supplemental Interest Trust a Swap Termination Payment for the benefit of the Issuing Entity, or the Supplemental Interest Trust may owe the Swap Counterparty a Swap Termination Payment. Net Swap Payments and Swap Termination Payments (other than Defaulted Swap Termination Payments) payable to the Swap Counterparty shall be paid out of the Supplemental Interest Trust on a senior basis with respect to each applicable Distribution Date. Defaulted Swap Termination Payments owed to the Swap Counterparty shall be paid out of the Supplemental Interest Trust on a subordinated basis. See "Description of the Certificates--Descriptions Supplemental Interest Trust."

      The Swap Agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default applicable to either party under the Swap Agreement include, among other things, the following:

      - failure to pay;

      - certain bankruptcy and insolvency events; and

      - a merger without an assumption of obligations under the Swap Agreement.

      Early termination events under the Swap Agreement include, among other things:

      - illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the Swap Agreement or guaranty, as applicable);

      - a tax event (which generally relates to either party receiving a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax);

      - a tax event upon merger (which generally relates to either party receiving a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger);

      - the aggregate Certificate Principal Balance of all certificates outstanding has been reduced to zero;

      - the occurrence of an optional termination as described under "The Pooling and Servicing Agreement--Optional Termination"; and

      -   the occurrence of a Downgrade Termination Event.

      If the trustee of the Supplemental Interest Trust is unable to or, if applicable, chooses not to obtain a substitute swap agreement in the event that the Swap Agreement is terminated, interest distributable on the certificates will be paid from amounts received on the Mortgage Loans without the benefit of a Swap Agreement or a substitute swap agreement; provided, however, the Trustee shall thereafter administer the Swap Termination Payment received as described under "Description of the Certificates--Distributions from the Supplemental Interest Trust" for the benefit of the Issuing Entity.

      On or after the Closing Date and so long as the Rating Agency Condition has been satisfied, (i) the trustee of the Supplemental Interest Trust may, with the consent of the Swap Counterparty, assign or transfer all or a portion of the Swap Agreement and (ii) the Swap Counterparty may assign its obligations under the Swap Agreement to any institution

      The Swap Agreement is scheduled to terminate by its terms after the Distribution Date in November 2010, and upon termination of the Swap Agreement no further amounts will be paid to the Swap Counterparty by the trustee of the Supplemental Interest Trust and no further regularly scheduled amounts will be paid to the trustee of the Supplemental Interest Trust by the Swap Counterparty.

CALCULATION OF ONE-MONTH LIBOR

      On each Interest Determination Date, the Trustee will determine One-Month LIBOR for the related Accrual Period on the basis of (1) the offered rates for one-month United States dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date or (2) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time), the Trustee will determine such rate on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date.

      If One-Month LIBOR is determined under clause (2) above, on each Interest Determination Date, One-Month LIBOR for the related Accrual Period for the Offered Certificates will be established by the Trustee as follows:

       (1) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period for the Offered Certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.03125%).

       (2) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Offered Certificates for the related Accrual Period for the Offered Certificates shall (in the absence of manifest error) be final and binding.

REPORTS TO CERTIFICATEHOLDERS

      On each Distribution Date, the Trustee will make available on its internet website initially located at "http://www.usbank.com/abs" to each certificateholder, the Servicer, the Depositor, the Swap Counterparty, the Cap Contract Counterparty and any other interested party a statement, based on information required to be provided to the Trustee by the Servicer pursuant to the Pooling and Servicing Agreement, generally setting forth among other information:

       (1) the amount of the related distribution to holders of each class of certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate amount of all scheduled payments of principal included therein and (C) any Extra Principal Distribution Amount, in the aggregate and with respect to the Group One Mortgage Loans and Group Two Mortgage Loans;

       (2) the amount of such distribution to holders of each class of certificates allocable to interest;

       (3) the Interest Carry Forward Amount for each class of certificates;

       (4) the Certificate Principal Balance of each class of certificates after giving effect to the distribution of principal on such Distribution Date;

       (5) the aggregate outstanding principal balance of each class of certificates for the following Distribution Date;

       (6) the amount of the Servicing Fee paid to or retained by the Servicer and the amount of investment income earned on funds on deposit in the Certificate Account for the related Due Period;

       (7) the Pass-Through Rate for each class of certificates for such Distribution Date;

       (8) the weighted average life for each class of certificates on such Distribution Date;

       (9) the weighted average coupon for each class of certificates on such Distribution Date;

      (10) the amount of Advances included in the distribution on such Distribution Date;

      (11) the cumulative amount of (A) Realized Losses and (B) Applied Realized Loss Amounts to date, in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

      (12) the amount of (A) Realized Losses and (B) Applied Realized Loss Amounts with respect to such Distribution Date, in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

      (13) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, and (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and
           (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date, in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

      (14) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date and the date of acquisition thereof, in the aggregate;

      (15) whether a Stepdown Trigger Event has occurred and is in effect;

      (16) the total number and principal balance of any REO Properties as of the close of business on the related Determination Date, in the aggregate;

      (17) any Floating Rate Certificate Carryover paid and all Floating Rate Certificate Carryover remaining on each class of the Offered Certificates on such Distribution Date;

      (18) the number and amount of prepayment charges and the amount of late payment fees received during the related Prepayment Period in the aggregate;

      (19) as of each Distribution Date, the amount, if any, received pursuant to each Cap Contract and the amount thereof, if any, to be paid to each class of certificates;

      (20) as of each Distribution Date, the amount of any Net Swap Payments or Swap Termination Payments paid or received by the Supplemental Interest Trust pursuant to the Swap Agreement and the amount of any Defaulted Swap Termination Payments paid by the Supplemental Interest Trust;

      (21) as of each Distribution Date, if applicable, the amount of any Net Swap Payment paid to or received from the Swap Counterparty;

      (22) the number of Mortgage Loans with respect to which (i) a reduction in the Mortgage Rate has occurred or (ii) the related borrower's obligation to repay interest on a monthly basis has been suspended or reduced pursuant to the Servicemembers Civil Relief Act or the California Military and Veterans Code, as amended; and the amount of interest not required to be paid with respect to any such Mortgage Loans during the related Due Period as a result of such reductions in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

      (23) the amounts distributed as interest in respect of the portion of each class of certificates that represents a regular or residual interest in a REMIC and the amount of distributions on each class of certificates not treated as distributions on a regular or residual interest in a REMIC;

      (24) the aggregate amount of all Advances recovered during the related Due Period;

      (25) the allocation to each class of certificates of any Realized Losses during the related Due Period;

      (26) with respect to each class of certificates, the amount of any Compensating Interest shortfalls on such Distribution Date; and

      (27) information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

      Notwithstanding the foregoing, such report shall also include, with respect to each Distribution Date, the related Record Date, Determination Date, Distribution Date and Accrual Period.

      In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each certificateholder of record during the previous calendar year, a statement containing information necessary to enable certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

ADDITIONAL RIGHTS OF THE HOLDER OF THE CLASS R CERTIFICATE

      The Class R Certificate will remain outstanding for so long as the Trust Fund shall exist, whether or not such Class R Certificate is receiving current distributions of principal or interest. In addition to distributions of principal and interest distributable as described under "--Distributions," the holder of the Class R Certificate will be entitled to receive (i) the amounts, if any, remaining in each REMIC on any Distribution Date after distributions of principal and interest on the regular interests and Class R Certificate on such date and (ii) the proceeds of the assets of the Trust Fund, if any, remaining in each REMIC after distributions in respect of any accrued and unpaid interest on such regular interests and Class R Certificate, and after distributions in respect of principal have reduced the principal amounts of the regular interests and Class R Certificate to zero. After the Certificate Principal Balance of the Class R Certificate is reduced to zero, it is not anticipated that any material distributions will be made with respect to the Class R Certificate at any time. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the prospectus.

RESTRICTIONS ON TRANSFER OF THE CLASS R CERTIFICATE

      The Class R Certificate will be subject to the following restrictions on transfer, and the Class R Certificate will contain a legend describing such restrictions.

      The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, disqualified organizations (as defined in the prospectus) and (ii) certain pass-through entities (as defined in the prospectus) that have disqualified organizations as beneficial owners. No tax will be imposed on a pass-through entity (other than an "electing large partnership" as defined in the Code) with respect to the Class R Certificate to the extent it has received an affidavit from the owner thereof that such owner is not a disqualified organization or a nominee for a disqualified organization. The Pooling and Servicing Agreement will provide that no legal or beneficial interest in the Class R Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the Trustee an affidavit to the effect that, among other items, such transferee is not a disqualified organization and is not purchasing the Class R Certificate as an agent for a disqualified organization (i.e., as a broker, nominee, or other middleman thereof) and (ii) the transferor states in writing to the Trustee that it has no actual knowledge that such affidavit or letter is false. Further, such affidavit or letter requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the Class R Certificate in excess of cashflows generated thereby, (iii) intends to pay taxes associated with holding the Class R Certificate as such taxes become due, (iv) will not transfer the Class R Certificate to any person or entity that does not provide a similar affidavit or letter and (v) will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer.

      In addition, the Class R Certificate may not be purchased by or transferred to any person that is not a U.S. Person (as defined in the prospectus), unless such person holds such Class R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective IRS Form W-8ECI (or any successor thereto).

      The Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Any transferor or agent to whom the Trustee provides information as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

      The Class R Certificate may not be acquired by or transferred to a Plan or a person acting for, on behalf of or with any assets of any such Plan or plan subject to Similar Law. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                      THE POOLING AND SERVICING AGREEMENT

GENERAL

      The certificates will be issued pursuant to the Pooling and Servicing Agreement, among the Depositor, the Trustee and the Servicer. The Offered Certificates in certificated form will be transferable and exchangeable at the office of the Trustee, which will serve as certificate registrar and paying agent. The Trustee will provide to a prospective or actual certificateholder, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to U.S. Bank National Association, 60 Livingston Avenue, Mail Code EP-MN-WS3D, St. Paul, Minnesota 55107-2292,
Attention: Structured Finance/SURF Series 2006-BC3.

THE ISSUING ENTITY

      Specialty Underwriting and Residential Finance Trust, Series 2006-BC3, the Issuing Entity, will be formed on the closing date pursuant to the Pooling and Servicing Agreement. The Issuing Entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the Mortgage Loans and related assets and issue the certificates. The fiscal year end for the Issuing Entity will be December 31, commencing with December 31, 2006.

      The Trustee and the Servicer will act on behalf of the Issuing Entity in accordance with the Pooling and Servicing Agreement, and may only perform those actions on behalf of the Issuing Entity that are specified or permitted in the Pooling and Servicing Agreement.

      Under the Pooling and Servicing Agreement, the Trustee on behalf of the Issuing Entity will not have the power to issue additional certificates representing interests in the Pooling and Servicing Agreement, borrow money on behalf of the Issuing Entity or make loans from the assets of the Issuing Entity to any person or entity, without the amendment of the Pooling and Servicing Agreement by certificateholders and the other parties thereto as described under "The Pooling and Servicing Agreement--Amendment" in the prospectus.

      If the assets of the Issuing Entity are insufficient to pay the certificateholders all principal and interest owed, holders of certificates will not receive all of their expected payments of interest and principal and will suffer a loss. The Issuing Entity, as a New York common law trust, is not eligible to be a debtor in a bankruptcy proceeding. In the event of bankruptcy of the Sponsor, the Depositor or any Originator, it is not anticipated that the Issuing Entity would become part of the bankruptcy estate or subject to the bankruptcy control of a third party.

ASSIGNMENT OF MORTGAGE LOANS

      The Mortgage Loans will be assigned to the Trustee, together with all principal and interest received with respect to the Mortgage Loans on and after the Cut-off Date, other than scheduled payments due on or before that date. The Trustee, as authenticating agent, will, concurrently with such assignment, authenticate and deliver the Offered Certificates. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement that will specify with respect to each Mortgage Loan, among other things, the original principal balance and the Stated Principal Balance as of the close of business on the Cut-off Date, the Mortgage Rate, the scheduled payment and the maturity date of such Mortgage Loan.

      As to each Mortgage Loan, the following documents are generally required to be delivered to the Trustee (or its custodian) in accordance with the Pooling and Servicing Agreement: (1) the related original Mortgage Note endorsed without recourse to the Trustee or in blank, (2) the original Mortgage with evidence of recording indicated (or, if the original recorded Mortgage has not yet been returned by the recording office, a copy thereof certified to be a true and complete copy of such Mortgage sent for recording), (3) an original assignment of the Mortgage to the Trustee or in blank in recordable form (except as described below), (4) the policies of title insurance issued with respect to each Mortgage Loan, and (5) the originals of any assumption, modification, extension or guaranty agreements. It is expected that the Mortgages or assignments of Mortgage with respect to many of the Mortgage Loans will have been recorded in the name of an agent on behalf of the holder of the related Mortgage Note. In those cases, no Mortgage assignment in favor of the Trustee will be required to be prepared, delivered or recorded. Instead, the Servicer will be required to take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of the agent for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by the agent. The Depositor does not expect to cause the assignments to be recorded.

      On the Closing Date, the Sponsor will make certain representations and warranties similar to those summarized in the prospectus under the heading "Description of the Agreements--Representations and Warranties; Repurchases" to the Depositor pursuant to the terms of a mortgage loan sale and assignment agreement. In the Pooling and Servicing Agreement, the Depositor will assign such representations and warranties to the Trustee for the benefit of holders of the Offered Certificates. Within the period of time specified in the Pooling and Servicing Agreement following its discovery of a breach of any representation or warranty that materially or adversely affects the interests of holders of Offered Certificates in a Mortgage Loan, or receipt of notice of such breach, the Sponsor will be obligated to cure such breach or purchase the affected Mortgage Loan from the Issuing Entity for a price equal to the unpaid principal balance thereof plus accrued interest thereon plus any costs and damages incurred by the Issuing Entity in connection with any violation by the affected Mortgage Loan of any predatory or abusive lending laws (or, in certain circumstances, to substitute another Mortgage Loan).

      To the extent that any Mortgage Loan as to which a representation or warranty has been breached is not purchased by the Sponsor, and a Realized Loss occurs with respect to that Mortgage Loan, holders of the Offered Certificates may incur a loss.

AMENDMENT

      The Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee, without the consent of certificateholders, for any of the purposes set forth under "Description of the Agreements--Amendment" in the prospectus and as set forth under "Servicing of the Mortgage Loans--Pledge of Servicing Rights" herein. In addition, the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee and the holders of a 66 2/3% Percentage Interest of each class of certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the certificateholders; provided, however, that no such amendment may:

      (1) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of such certificate;

      (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (1) above, without the consent of the holders of certificates of such class evidencing, as to such class, Percentage Interests aggregating 66 2/3%; or

      (3) reduce the aforesaid percentage of aggregate outstanding principal amounts of certificates of each class, the holders of which are required to consent to any such amendment, without the consent of the holders of all certificates of such class.

      Notwithstanding the foregoing, any amendment to the Pooling and Servicing Agreement that would adversely affect the rights of the Swap Counterparty or the Cap Contract Counterparty will require the consent of such party.

      In addition, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Sponsor, the Servicer and the Trustee, without the consent of any of the certificateholders, to comply with the provisions of Regulation AB.

OPTIONAL TERMINATION

      Immediately after the Auction Termination Date, the Trustee will be directed, pursuant to the Pooling and Servicing Agreement, to attempt to terminate the Trust Fund through a one-time auction process, using procedures that are mutually acceptable to the Trustee and the Depositor, and thereby effect the retirement of all of the certificates. Pursuant to such procedures, the Trustee will attempt to auction the remaining Trust Fund assets via a solicitation of bids from at least three bidders, plus any holder of the Class C Certificates that is not affiliated with the Depositor. Any such termination will occur only if the highest bid received is at least equal to the Optional Termination Price. Net proceeds (after reimbursement of amounts due to the Servicer and the Trustee) from the purchase will be distributed to the certificateholders as provided in the Pooling and Servicing Agreement. Any such optional termination of the Trust Fund will result in an early retirement of the certificates. If a sufficient purchase price is not achieved at such auction, Wilshire, as Servicer, may purchase all of the Mortgage Loans, at a price described in the Pooling and Servicing Agreement, which would result in the termination of the Trust Fund.

EVENTS OF DEFAULT

      Events of default will consist of:

      (1) any failure by the Servicer to deposit in the Collection Account or the Certificate Account the required amounts or remit to the Trustee any payment (including an Advance required to be made under the terms of the Pooling and Servicing Agreement) that continues unremedied for the number of days set forth in the Pooling and Servicing Agreement after written notice of the failure shall have been given to the Servicer by the Trustee or the Depositor;

      (2) any failure by the Servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the Servicer in the Pooling and Servicing Agreement, that continues unremedied for the number of days set forth in the Pooling and Servicing Agreement after the giving of written notice of the failure to the Servicer by the Trustee or the Depositor; and

      (3) insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations.

As of any date of determination, (1) holders of the Offered Certificates will be allocated 98% of all voting rights, allocated among the Offered Certificates in proportion to their respective outstanding Certificate Principal Balances and
(2) holders of the Class C and Class P Certificates will be allocated all of the remaining voting rights. Voting rights will be allocated among the certificates of each class in accordance with their respective Percentage Interests.

RIGHTS UPON EVENT OF DEFAULT

      So long as an event of default under the Pooling and Servicing Agreement remains unremedied, the Trustee may, in accordance with the terms of the Pooling and Servicing Agreement, terminate all of the rights and obligations of the defaulting Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans, whereupon the Trustee will, within the time period specified in the Pooling and Servicing Agreement, succeed to all of the responsibilities and duties of the Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances, subject to the pledge and assignment to a servicing rights pledgee as described herein. No assurance can be given that termination of the rights and obligations of the Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the Mortgage Loans serviced by the Servicer, including the delinquency experience of such Mortgage Loans.

      No certificateholder, solely by virtue of the holder's status as a certificateholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding regarding an event of default, unless the holder previously has given to the Trustee written notice of the continuation of an event of default and unless the holders of certificates having not less than 25% of the voting rights evidenced by the certificates have made written request to the Trustee to institute such proceeding in its own name as trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding.

THE TRUSTEE

      The Trustee will be the trustee under the Pooling and Servicing Agreement. The Trustee will be entitled to investment income earned on funds in the Certificate Account. The Trustee will be entitled to reimbursement for certain expenses prior to distributions of any amounts to certificateholders. The office of the Trustee is located at 60 Livingston Avenue, Mail Code EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention: Structured Finance/SURF Series 2006-BC3. The Trustee will carry out the duties of the trustee as set forth under "Administration of the Issuing Entity" in this prospectus supplement.

INDEMNIFICATION AND LIMITATION OF LIABILITY

      The Pooling and Servicing Agreement will provide that Wilshire, U.S. Bank and any custodian and any officer, employee or agent thereof will be indemnified from the Issuing Entity and will be held harmless against any loss, liability or expense incurred in connection with (1) any audit, controversy or judicial proceeding relating to a governmental authority or any legal proceeding incurred without negligence or willful misconduct on their part, arising out of, or in connection with the acceptance or administration of the trusts created under the Pooling and Servicing Agreement and (ii) the performance of their duties under the Pooling and Servicing Agreement, including any applicable fees and expenses payable under the Pooling and Servicing Agreement, and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties thereunder. Wilshire, U.S. Bank and any custodian will also be entitled to reimbursement by the Issuing Entity of all reasonable expenses, disbursements and Advances incurred or made by the Servicer, the Trustee or any custodian in accordance with the Pooling and Servicing Agreement (including the fees and expenses of its counsel), except any such expenses, disbursements and Advances that are not unanticipated or arise from its negligence, bad faith or willful misconduct.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

      The weighted average life of and the yield to maturity on each class of Offered Certificates will be directly related to the rate of payment of principal (including prepayments) of the Mortgage Loans. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in a particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the mortgage loans, the extent of the mortgagors' equity in the related properties, and changes in the mortgagors' housing needs, job transfers and employment status, as well as whether the related mortgage loans are subject to prepayment charges. Any such refinancings will affect the rate of Principal Prepayments on the mortgage pool.

      The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the Offered Certificates at prices other than par, even if the average rate of Principal Prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of Principal Prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered

Certificates may not be offset by a subsequent like reduction (or increase) in the rate of Principal Prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Offered Certificates. The Depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determinations.

      The weighted average life of and yield to maturity on each class of Offered Certificates will also be influenced by the amount of Net Excess Cashflow generated by the Mortgage Loans and applied in reduction of the Certificate Principal Balances of such certificates. The level of Net Excess Cashflow available on any Distribution Date to be applied in reduction of the Certificate Principal Balances of the Offered Certificates will be influenced by, among other factors:

      (1) the overcollateralization level of the assets at such time (i.e., the extent to which interest on the related Mortgage Loans is accruing on a higher Stated Principal Balance than the Certificate Principal Balance of the related Offered Certificates);

      (2) the delinquency and default experience of the related Mortgage Loans;

      (3) the level of One-Month LIBOR;

      (4) the Mortgage Index for the Adjustable Rate Mortgage Loans; and

      (5) the provisions of the Pooling and Servicing Agreement that permit Net Excess Cashflow to be distributed to the Class C Certificates or the Class R Certificate when required overcollateralization levels have been met.

To the extent that greater (or lesser) amounts of Net Excess Cashflow are distributed in reduction of the Certificate Principal Balance of a class of Offered Certificates, the weighted average life thereof can be expected to shorten (or lengthen). No assurance, however, can be given as to the amount of Net Excess Cashflow distributed at any time or in the aggregate. See "Description of the Certificates--Overcollateralization Provisions."

      Any Net Swap Payments owed to the Swap Counterparty will reduce amounts available for distribution to certificateholders and may reduce the Pass-Through Rates on the Offered Certificates. If the rate of prepayments on the Mortgage Loans is faster than anticipated, the amount on which payments due under the Swap Agreement are calculated (namely, the scheduled notional amount) may exceed the aggregate scheduled principal balance of the Mortgage Loans, thereby increasing the relative proportion of interest collections on the Mortgage Loans that must be applied to make Net Swap Payments to the Swap Counterparty. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the Offered Certificates.

PREPAYMENTS AND YIELDS FOR THE CERTIFICATES

      Generally, if purchased at other than par, the yield to maturity on the Offered Certificates will be affected by the rate of the payment of principal of the Mortgage Loans. If the actual rate of payments on the Mortgage Loans is slower than the rate anticipated by an investor who purchases Offered Certificates at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Mortgage Loans is faster than the rate anticipated by an investor who purchases Offered Certificates at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. Because approximately 77.20% of the Mortgage Loans contain prepayment charges, the rate of Principal Prepayments during the term of such prepayment charges may be less than the rate of Principal Prepayments for Mortgage Loans which do not contain prepayment charges; however, Principal Prepayments on the Mortgage Loans could be expected to increase, perhaps materially, at or near the time of the expiration of the terms of such prepayment charges.

      Approximately 20.70% of the Mortgage Loans in the mortgage pool are Fixed Rate Mortgage Loans. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, fixed rate mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on fixed rate mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, fixed rate mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on fixed rate mortgage loans.

      Approximately 79.30% of the Mortgage Loans in the mortgage pool are Adjustable Rate Mortgage Loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at lower interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. In addition, depending on prevailing interest rates, adjustable rate mortgage loans could experience higher prepayment rates at or near the time of any interest rate adjustment. Nevertheless, no assurance can be given as to the level of prepayment that the Mortgage Loans will experience.

      Although the Mortgage Rates on the Adjustable Rate Mortgage Loans are subject to adjustment, such Mortgage Rates adjust less frequently than the Pass-Through Rate on the Offered Certificates and adjust by reference to the Mortgage Index. Changes in One-Month LIBOR may not correlate with changes in the Mortgage Index and also may not correlate with prevailing interest rates. It is possible that an increased level of One-Month LIBOR could occur simultaneously with a lower level of prevailing interest rates which would be expected to result in faster prepayments, thereby reducing the weighted average life of the Offered Certificates. The Mortgage Rate applicable to substantially all of the Adjustable Rate Mortgage Loans and any Adjustment Date will be based on the Mortgage Index value most recently announced generally as of a date 45 days prior to such Adjustment Date. Thus, if the Mortgage Index value with respect to an Adjustable Rate Mortgage Loan rises, the lag in time before the corresponding Mortgage Rate increases will, all other things being equal, slow the upward adjustment of the related Available Funds Cap. Moreover, the Fixed Rate Mortgage Loans have Mortgage Rates that will not adjust and the presence of the Fixed Rate Mortgage Loans in the mortgage pool will make the related Available Funds Cap less likely to adjust either upward or downward. See "The Mortgage Pool."

      The calculation of the Pass-Through Rate on each class of the Offered Certificates is based upon the value of an index (One-Month LIBOR) that is different from the value of the Mortgage Index applicable to the Adjustable Rate Mortgage Loans (Six-Month LIBOR or One-Year LIBOR) as described under "The Mortgage Pool--General." In addition, the Fixed Rate Mortgage Loans have Mortgage Rates that are not dependent upon any index. The Class A-1 and Class R Certificates are subject to the Class A-1 Available Funds Cap, which limits the pass through rate on the Class A-1 and Class R Certificates to a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group One Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group One Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group One Mortgage Loans of any Net Swap Payment or Swap Termination Payment (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty; divided by (y) the aggregate Stated Principal Balance of the Group One Mortgage Loans as of the first day of the related Accrual Period and
(iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

      The Class A-2 Certificates are subject to the Class A-2 Available Funds Cap, which limits the pass through rate on the Class A-2 Certificates to a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group Two Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group Two Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group Two Mortgage Loans of any Net Swap Payment or Swap Termination Payment (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty; divided by (y) the aggregate Stated Principal Balance of the Group Two Mortgage Loans as of the first day of the related Accrual Period and
(iii) a
fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

      The Subordinate Certificates are subject to the Subordinate Certificate Available Funds Cap, which limits the pass through rate on the Subordinate Certificates to a per annum rate equal to the weighted average of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap (weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of each Mortgage Group the current Certificate Principal Balance of the Class A-1 and Class R Certificates, in the case of Group One, or the Class A-2 Certificates, in the case of Group Two).

      Furthermore, even if One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR were at the same level, various factors may cause an Available Funds Cap to limit the amount of interest that would otherwise accrue on a related class of Offered Certificates. In particular, the Pass-Through Rate on each class of Offered Certificates adjusts monthly, while the interest rates on the Adjustable Rate Mortgage Loans adjust less frequently and the interest rates on the Fixed Rate Mortgage Loans remain constant, with the result that the operation of an Available Funds Cap may limit increases in the Pass-Through Rates for extended periods in a rising interest rate environment. In addition, the Adjustable Rate Mortgage Loans are subject to periodic (i.e., semi-annual or annual) adjustment caps, minimum and maximum rate caps, and the weighted average margin is subject to change based upon prepayment experience, which also may result in an Available Funds Cap limiting increases in the Pass-Through Rate for the related classes of Offered Certificates. Consequently, the interest that becomes due on the Mortgage Loans (net of the Servicing Fee and any Net Swap Payments owed to the Swap Counterparty or Swap Termination Payments owed to the Swap Counterparty for the related Distribution Date (other than Defaulted Swap Termination Payments)) with respect to any Distribution Date may not equal the amount of interest that would accrue at One-Month LIBOR plus the margin on each class of Offered Certificates. Furthermore, if an Available Funds Cap determines the Pass-Through Rate for a class of Offered Certificates for a Distribution Date, the market value of such class of Offered Certificates may be temporarily or permanently reduced. Although the Pooling and Servicing Agreement provides a mechanism to pay, on a subordinated basis, any Floating Rate Certificate Carryover, there is no assurance that funds will be available to pay such amount. The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any such amount.

      In addition, the Pass-Through Rate on the Class A-1 and Class R Certificates is subject to the Class A-1 Maximum Rate Cap, the Pass-Through Rate on any class of the Class A-2 Certificates is subject to the Class A-2 Maximum Rate Cap and the Pass-Through Rate on any class of the Subordinate Certificates is subject to the Subordinate Certificate Maximum Rate Cap. The Maximum Rate Caps may limit increases in the Pass-Through Rate on the related class of Offered Certificates.

      The extent to which the yield to maturity on the Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. In particular, in the case of an Offered Certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of an Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

      The Last Scheduled Distribution Date for each class of Offered Certificates is set forth in the chart appearing on page S-4. The actual final Distribution Date with respect to each class of Offered Certificates could occur significantly earlier than its Last Scheduled Distribution Date because:

      (1) prepayments are likely to occur and such prepayments will be applied to the payment of the Certificate Principal Balances thereof;

      (2) excess interest to the extent available will be applied as an accelerated payment of principal on the Offered Certificates as described herein; and

      (3) the Trustee is directed in the Pooling and Servicing Agreement to conduct a one-time auction for the purchase of all the Mortgage Loans in the mortgage pool when the Stated Principal Balance of the Mortgage Loans and REO Properties at the time of purchase is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; and if such auction fails to achieve the sufficient purchase price, the Servicer may, on any subsequent Distribution Date, purchase all of the Mortgage Loans.

      Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this prospectus supplement are based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the Fixed Rate Mortgage Loans or Adjustable Rate Mortgage Loans, as applicable. For the Fixed Rate Mortgage Loans, the prepayment model used in this prospectus supplement is HEP. For the Adjustable Rate Mortgage Loans, the prepayment model used in this prospectus supplement is PPC.

      As used in the following tables "0% of the prepayment model" assumes no prepayments on the Mortgage Loans; "80% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 80% of the related prepayment model; "100% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 100% of the related prepayment model; "150% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 150% of the related prepayment model; and "200% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 200% of the related prepayment model.

      There is no assurance, however, that prepayments on the Mortgage Loans will conform to any level of the prepayment model, and no representation is made that the Mortgage Loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors' housing needs, job transfers, employment status, the solicitation of mortgagors to refinance their mortgage loans and the existence of prepayment charges. The Servicer may, in the case of a delinquent Mortgage Loan or because of an indication that a mortgagor is interested in refinancing or prepaying a Mortgage Loan, solicit or refer to a mortgage originator such mortgagor for refinancing. Any such solicitation may cause the rate of prepayments on the Mortgage Loans to occur at a faster rate than might otherwise be the case. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by the mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on the mortgage loans, the rate of prepayment would be expected to decrease.

      The weighted average lives of the Offered Certificates set forth on the following tables are determined by (1) multiplying the amount of each assumed principal distribution by the number of years from the date of issuance of the certificates to the related Distribution Date, (2) summing the results and (3) dividing the sum by the total principal distribution on the Offered Certificates.

      The following tables have been prepared on the basis of the Modeling Assumptions, including the assumption that the Mortgage Loans have the approximate characteristics described below:

                      GROUP ONE FIXED RATE MORTGAGE LOANS

                                                                      ORIGINAL        REMAINING
                                                                    AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                                     TERM (LESS      TERM (LESS     INTEREST   INTEREST
                                    NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
                       MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM
CURRENT BALANCE($)     RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
------------------     --------   --------   --------   ---------   -------------   -------------   --------   ---------
   94,087.47             8.050      7.550      180         179           360             359            0           0
 1,087,097.78            8.262      7.762      360         358           480             478            0           0
  141,237.59             8.338      7.838      120         119           120             119            0           0
 1,077,632.45            8.412      7.912      180         177           180             177            0           0
  418,865.68             7.969      7.469      240         239           240             239            0           0
14,918,602.74            8.550      8.050      360         358           360             358            0           0
  500,611.00             7.464      6.964      360         358           300             300           60          58
   72,074.13             8.700      8.200      360         357           480             477            0           0
  499,194.79             8.531      8.031      180         175           180             175            0           0
   95,867.30             9.625      9.125      240         239           240             239            0           0
  450,639.18             9.025      8.525      360         358           360             358            0           0
  369,663.76             8.440      7.940      360         357           360             357            0           0
 8,512,099.61            8.419      7.919      360         358           360             358            0           0
  340,410.84             7.974      7.474      360         359           480             479            0           0
  148,776.16             7.200      6.700      180         178           180             178            0           0
 3,656,944.71            7.712      7.212      360         358           360             358            0           0
  164,900.97             7.850      7.350      360         358           480             478            0           0
  439,990.56             6.944      6.444      360         359           480             479            0           0
  111,472.90             8.750      8.250      180         179           180             179            0           0
  160,712.45             7.590      7.090      240         238           240             238            0           0
  144,793.03             9.375      8.875      240         239           240             239            0           0
  484,378.76             8.365      7.865      360         358           360             358            0           0
 4,222,811.96            8.574      8.074      360         358           360             358            0           0
  108,300.00             7.790      7.290      360         358           300             300           60          58
  143,872.14             6.460      5.960      360         358           480             478            0           0
  225,475.79             8.312      7.812      180         179           180             179            0           0
 1,689,992.94            7.748      7.248      360         358           360             358            0           0
  456,472.23             8.548      8.048      360         358           360             358            0           0
  860,544.03             7.440      6.940      360         359           480             479            0           0
  212,420.03             7.250      6.750      180         178           180             178            0           0
  800,005.46             7.205      6.705      360         357           360             357            0           0
 3,401,733.92            7.270      6.770      360         358           360             358            0           0
  215,675.51             9.773      9.273      360         358           360             358            0           0
  423,560.11             8.302      7.802      360         358           360             358            0           0
  254,620.32             7.500      7.000      360         358           360             358            0           0
  188,169.09             9.478      8.978      180         178           360             358            0           0
  314,636.86             6.990      6.490      360         357           480             477            0           0
  242,105.15             6.990      6.490      360         357           480             477            0           0
 1,736,400.52            7.765      7.265      360         358           480             478            0           0
  484,952.09             8.607      8.107      180         177           180             177            0           0
  203,631.59             7.500      7.000      240         239           240             239            0           0
   99,532.40             8.740      8.240      240         237           240             237            0           0
  341,212.96             7.901      7.401      240         239           240             239            0           0
 2,832,932.43            7.972      7.472      360         359           360             359            0           0
  333,446.96             7.809      7.309      360         359           360             359            0           0
17,161,867.31            8.117      7.617      360         358           360             358            0           0
  217,500.00             6.990      6.490      360         357           300             300           60          57


                        ORIGINAL
                       MONTHS TO
                       PREPAYMENT
                         CHARGE
CURRENT BALANCE($)     EXPIRATION
------------------     ----------
   94,087.47                0
 1,087,097.78               0
  141,237.59                0
 1,077,632.45               0
  418,865.68                0
14,918,602.74               0
  500,611.00                0
   72,074.13               36
  499,194.79               36
   95,867.30               36
  450,639.18               24
  369,663.76               30
 8,512,099.61              36
  340,410.84               36
  148,776.16               36
 3,656,944.71              36
  164,900.97               12
  439,990.56               36
  111,472.90               36
  160,712.45               12
  144,793.03               36
  484,378.76               24
 4,222,811.96              36
  108,300.00               36
  143,872.14               24
  225,475.79               24
 1,689,992.94              24
  456,472.23               36
  860,544.03               36
  212,420.03               24
  800,005.46               24
 3,401,733.92              36
  215,675.51               36
  423,560.11               36
  254,620.32               36
  188,169.09               36
  314,636.86               12
  242,105.15               24
 1,736,400.52              36
  484,952.09               36
  203,631.59               12
   99,532.40               24
  341,212.96               36
 2,832,932.43              12
  333,446.96               24
17,161,867.31              36
  217,500.00               24

                                                                      ORIGINAL        REMAINING
                                                                    AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                                     TERM (LESS      TERM (LESS     INTEREST   INTEREST
                                    NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
                       MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM
CURRENT BALANCE($)     RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
------------------     --------   --------   --------   ---------   -------------   -------------   --------   ---------
  664,490.00             7.894      7.394      360         358           300             300           60          58
  276,526.97             8.844      8.344      240         238           240             238            0           0
 1,430,643.52            8.246      7.746      360         358           360             358            0           0
  149,797.63             7.990      7.490      360         358           360             358            0           0
  636,434.79             7.329      6.829      360         358           480             478            0           0
  350,018.12             7.929      7.429      180         178           180             178            0           0
  372,248.64             8.060      7.560      240         239           240             239            0           0
 8,494,452.90            7.827      7.327      360         358           360             358            0           0
  341,569.19             7.307      6.807      360         358           300             300           60          58
  225,000.00             6.800      6.300      240         239           240             239            0           0
   69,670.52            10.210      9.710      360         358           360             358            0           0
  774,239.65             7.976      7.476      360         358           360             358            0           0
 1,753,510.08            7.410      6.910      360         358           480             478            0           0
   62,165.46             8.375      7.875      120         119           120             119            0           0
  444,653.44             8.841      8.341      180         177           180             177            0           0
   61,884.55             7.250      6.750      240         239           240             239            0           0
  249,548.52             7.500      7.000      240         239           240             239            0           0
  348,489.12             9.453      8.953      360         358           360             358            0           0
  314,311.02             8.572      8.072      360         359           360             359            0           0
 8,723,945.73            8.253      7.753      360         358           360             358            0           0
  257,205.62             7.424      6.924      360         359           360             359            0           0
  116,000.00             7.625      7.125      360         357           240             240          120         117
  864,014.73             7.923      7.423      360         357           300             300           60          57
  108,533.48             9.500      9.000      360         355           360             355            0           0
  254,400.00             7.490      6.990      360         360           480             480            0           0
  229,184.04             8.550      8.050      360         357           360             357            0           0
  112,005.06             8.050      7.550      360         353           240             240          120         113
 5,932,930.74           11.402     10.902      180         177           360             357            0           0
   19,674.72            10.350      9.850      180         176           180             176            0           0
  361,844.01            11.822     11.322      240         235           240             235            0           0
  102,298.08            10.547     10.047      360         358           360             358            0           0
   59,748.16            11.999     11.499      180         177           360             357            0           0
  156,961.91            11.949     11.449      180         177           360             357            0           0
  804,589.97            11.538     11.038      180         178           360             358            0           0
  325,906.57            11.642     11.142      180         178           360             358            0           0
   83,906.70            10.665     10.165      180         177           360             357            0           0
  181,471.79            11.805     11.305      180         175           360             355            0           0
  389,624.82            11.909     11.409      180         178           360             358            0           0
  116,636.80            11.903     11.403      180         178           360             358            0           0
   61,782.28            11.990     11.490      180         179           360             359            0           0
   22,533.96            12.350     11.850      240         236           240             236            0           0
   26,976.57            12.000     11.500      180         177           360             357            0           0
  177,074.18            12.045     11.545      180         178           360             358            0           0
  747,102.15            11.103     10.603      180         177           360             357            0           0
 1,763,508.95           11.474     10.974      180         178           360             358            0           0
   13,916.78            10.750     10.250      180         178           180             178            0           0
   14,231.08            11.750     11.250      180         177           180             177            0           0
   43,671.12            12.300     11.800      240         237           240             237            0           0
   44,869.28             9.990      9.490      360         356           360             356            0           0
  136,922.86            10.881     10.381      180         178           360             358            0           0
  719,824.32            11.111     10.611      180         178           360             358            0           0
  205,824.96            10.339      9.839      180         179           360             359            0           0
   28,979.84            12.990     12.490      180         177           360             357            0           0


                        ORIGINAL
                       MONTHS TO
                       PREPAYMENT
                         CHARGE
CURRENT BALANCE($)     EXPIRATION
------------------     ----------
  664,490.00               36
  276,526.97               36
 1,430,643.52              36
  149,797.63               24
  636,434.79               36
  350,018.12               36
  372,248.64               36
 8,494,452.90              36
  341,569.19               36
  225,000.00               36
   69,670.52               24
  774,239.65               36
 1,753,510.08              36
   62,165.46               24
  444,653.44               36
   61,884.55               24
  249,548.52               36
  348,489.12               12
  314,311.02               24
 8,723,945.73              36
  257,205.62                6
  116,000.00               12
  864,014.73               36
  108,533.48               36
  254,400.00               36
  229,184.04               36
  112,005.06               36
 5,932,930.74               0
   19,674.72                0
  361,844.01                0
  102,298.08                0
   59,748.16               12
  156,961.91               24
  804,589.97               36
  325,906.57               24
   83,906.70               36
  181,471.79               24
  389,624.82               36
  116,636.80               24
   61,782.28               36
   22,533.96               36
   26,976.57               24
  177,074.18               12
  747,102.15               24
 1,763,508.95              36
   13,916.78               24
   14,231.08               36
   43,671.12               24
   44,869.28               36
  136,922.86               36
  719,824.32               24
  205,824.96               36
   28,979.84               12

                                                                      ORIGINAL        REMAINING
                                                                    AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                                     TERM (LESS      TERM (LESS     INTEREST   INTEREST
                                    NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
                       MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM
CURRENT BALANCE($)     RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
------------------     --------   --------   --------   ---------   -------------   -------------   --------   ---------
  326,708.42            11.104     10.604      180         177           360             357            0           0
  434,262.44            11.260     10.760      180         179           360             359            0           0
   61,510.08            12.300     11.800      180         176           180             176            0           0
  307,659.44            11.033     10.533      360         357           360             357            0           0
  133,521.23            10.029      9.529      180         179           360             359            0           0
  146,819.06            10.428      9.928      180         179           360             359            0           0


                        ORIGINAL
                       MONTHS TO
                       PREPAYMENT
                         CHARGE
CURRENT BALANCE($)     EXPIRATION
------------------     ----------
  326,708.42               24
  434,262.44               36
   61,510.08               24
  307,659.44               24
  133,521.23               24
  146,819.06               36

                      GROUP TWO FIXED RATE MORTGAGE LOANS

                                                                      ORIGINAL        REMAINING
                                                                    AMORTIZATION    AMORTIZATION                REMAINING
                                                                     TERM (LESS      TERM (LESS     ORIGINAL    INTEREST
                                    NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY   INTEREST      ONLY
                       MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)       ONLY TERM     TERM
CURRENT BALANCE($)     RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)    (MONTHS)
------------------     --------   --------   --------   ---------   -------------   -------------   ---------   ---------
   65,766.55             7.850      7.350      180         176           180             176            0           0
 2,702,731.66            8.164      7.664      360         357           360             357            0           0
  887,900.00             7.737      7.237      360         357           300             300           60          57
  105,018.41             9.590      9.090      180         174           360             354            0           0
 1,873,090.58            8.910      8.410      360         357           360             357            0           0
  141,010.68             7.990      7.490      360         357           360             357            0           0
 1,354,566.85            7.637      7.137      360         357           480             477            0           0
  638,819.95             7.216      6.716      360         358           360             358            0           0
   60,000.00             9.500      9.000      360         357           300             300           60          57
  804,658.42             9.259      8.759      360         358           360             358            0           0
   72,708.99             8.950      8.450      360         353           360             353            0           0
  139,871.35             7.790      7.290      360         357           480             477            0           0
  282,555.42             7.928      7.428      360         358           360             358            0           0
  110,918.65             8.340      7.840      360         356           360             356            0           0
  437,658.32             7.250      6.750      360         359           360             359            0           0
  116,449.01            10.050      9.550      360         359           360             359            0           0
  102,000.00            11.990     11.490      180         180           360             360            0           0
  110,329.14            10.690     10.190      180         176           360             356            0           0
  127,974.62             9.250      8.750      360         359           480             479            0           0
  204,754.25             6.850      6.350      360         357           480             477            0           0
   77,725.55             8.900      8.400      180         176           180             176            0           0
   94,453.57             8.750      8.250      240         235           240             235            0           0
 1,366,552.13            6.693      6.193      360         358           360             358            0           0
  249,287.23             8.970      8.470      360         357           360             357            0           0
 5,938,677.44            8.188      7.688      360         357           360             357            0           0
 2,313,276.62            7.984      7.484      360         355           360             355            0           0
   67,188.89            11.175     10.675      180         175           180             175            0           0
  114,533.34             8.375      7.875      360         352           360             352            0           0
  224,757.78             8.250      7.750      360         356           480             476            0           0
   59,819.74             8.375      7.875      240         235           240             235            0           0
  260,864.49             8.350      7.850      360         358           480             478            0           0
  105,862.68             7.450      6.950      240         238           240             238            0           0
 1,671,725.44            8.010      7.510      360         357           360             357            0           0
  203,200.00             7.940      7.440      360         359           300             300           60          59
  104,799.37             8.750      8.250      180         177           360             357            0           0
  453,711.62             7.375      6.875      360         355           480             475            0           0
 1,241,281.85            6.521      6.021      360         358           480             478            0           0
 6,472,350.99            7.976      7.476      360         357           360             357            0           0
  338,600.00             7.875      7.375      360         358           300             300           60          58
  183,810.07             6.500      6.000      360         353           360             353            0           0
11,120,535.54           11.496     10.996      180         177           360             357            0           0
   84,562.23            10.760     10.260      180         177           180             177            0           0
  279,506.06            11.756     11.256      240         233           240             233            0           0
   57,521.75             9.990      9.490      360         355           360             355            0           0
   67,951.17            10.990     10.490      180         178           360             358            0           0
  192,532.89            12.552     12.052      180         176           360             356            0           0
 1,776,670.75           11.466     10.966      180         179           360             359            0           0
  112,639.17            12.632     12.132      180         176           360             356            0           0
  132,605.53            11.478     10.978      180         179           360             359            0           0
  156,510.28            12.121     11.621      180         178           360             358            0           0
  161,313.19            11.408     10.908      180         178           360             358            0           0


                        ORIGINAL
                       MONTHS TO
                       PREPAYMENT
                         CHARGE
CURRENT BALANCE($)     EXPIRATION
------------------     ----------
   65,766.55                0
 2,702,731.66               0
  887,900.00                0
  105,018.41               60
 1,873,090.58              36
  141,010.68               60
 1,354,566.85              36
  638,819.95               36
   60,000.00               36
  804,658.42               36
   72,708.99               60
  139,871.35               24
  282,555.42               24
  110,918.65               36
  437,658.32               36
  116,449.01               36
  102,000.00               36
  110,329.14               60
  127,974.62               36
  204,754.25               60
   77,725.55               48
   94,453.57               48
 1,366,552.13              12
  249,287.23               24
 5,938,677.44              36
 2,313,276.62              60
   67,188.89               36
  114,533.34               36
  224,757.78               60
   59,819.74               60
  260,864.49               36
  105,862.68               36
 1,671,725.44              36
  203,200.00               36
  104,799.37               36
  453,711.62               12
 1,241,281.85              36
 6,472,350.99              36
  338,600.00               36
  183,810.07               24
11,120,535.54               0
   84,562.23                0
  279,506.06                0
   57,521.75                0
   67,951.17               12
  192,532.89               24
 1,776,670.75              36
  112,639.17               60
  132,605.53               24
  156,510.28               36
  161,313.19               12

                                                                      ORIGINAL        REMAINING
                                                                    AMORTIZATION    AMORTIZATION                REMAINING
                                                                     TERM (LESS      TERM (LESS     ORIGINAL    INTEREST
                                    NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY   INTEREST      ONLY
                       MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)       ONLY TERM     TERM
CURRENT BALANCE($)     RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)    (MONTHS)
------------------     --------   --------   --------   ---------   -------------   -------------   ---------   ---------
  137,032.33            11.708     11.208      180         178           360             358            0           0
  452,894.83            11.817     11.317      180         178           360             358            0           0
   50,604.84            10.490      9.990      180         179           360             359            0           0
   25,372.09             8.990      8.490      180         178           360             358            0           0
   69,970.65            10.250      9.750      180         179           360             359            0           0
   73,973.56            10.990     10.490      180         179           360             359            0           0
  768,691.79            11.998     11.498      180         179           360             359            0           0
 2,236,185.58           11.603     11.103      180         177           360             357            0           0
 2,320,054.85           11.029     10.529      180         178           360             358            0           0
  141,030.06            11.868     11.368      180         176           360             356            0           0
   12,161.20             9.100      8.600      180         169           180             169            0           0
  129,739.54            11.990     11.490      180         179           180             179            0           0
  120,688.84            11.118     10.618      240         238           240             238            0           0
   91,705.69            11.269     10.769      180         178           360             358            0           0
   62,517.06            10.883     10.383      180         178           360             358            0           0
  696,200.89            11.521     11.021      180         179           360             359            0           0
   38,955.60             8.820      8.320      180         178           360             358            0           0
  404,779.14            11.317     10.817      180         178           360             358            0           0
  101,932.67            11.375     10.875      180         178           360             358            0           0
 3,187,478.81           11.224     10.724      180         178           360             358            0           0
 2,657,314.58           11.393     10.893      180         179           360             359            0           0
   46,948.39            10.850     10.350      240         229           360             349            0           0
  185,875.42            11.385     10.885      360         359           360             359            0           0
 3,107,648.21           10.862     10.362      360         358           360             358            0           0
   75,564.80            10.062      9.562      180         179           360             359            0           0


                        ORIGINAL
                       MONTHS TO
                       PREPAYMENT
                         CHARGE
CURRENT BALANCE($)     EXPIRATION
------------------     ----------
  137,032.33               24
  452,894.83               36
   50,604.84               24
   25,372.09               36
   69,970.65               36
   73,973.56               24
  768,691.79               12
 2,236,185.58              24
 2,320,054.85              36
  141,030.06               60
   12,161.20               24
  129,739.54               36
  120,688.84               36
   91,705.69               24
   62,517.06               36
  696,200.89               24
   38,955.60               36
  404,779.14               12
  101,932.67               13
 3,187,478.81              24
 2,657,314.58              36
   46,948.39               12
  185,875.42               12
 3,107,648.21              24
   75,564.80               24

                    GROUP ONE ADJUSTABLE RATE MORTGAGE LOANS

                                                              ORIGINAL        REMAINING
                                                            AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                             TERM (LESS      TERM (LESS     INTEREST   INTEREST
                            NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM        GROSS
 BALANCE($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)    MARGIN(%)
-------------  --------   --------   --------   ---------   -------------   -------------   --------   ---------   ---------
   913,716.89    8.406      7.906      360         356           360             356            0          0         8.156
23,429,176.19    8.602      8.102      360         357           360             357            0          0         6.216
 6,204,306.28    8.304      7.804      360         358           480             478            0          0         6.314
32,959,224.11    8.239      7.739      360         358           360             358            0          0         5.993
10,020,032.75    7.977      7.477      360         358           480             478            0          0         6.098
   151,709.15    7.850      7.350      360         358           360             358            0          0         5.860
 7,687,624.72    8.281      7.781      360         357           300             300           60         57         6.234
 7,116,913.42    8.063      7.563      360         358           300             300           60         58         6.328
   512,161.59    8.267      7.767      360         357           360             357            0          0         6.672
 7,129,254.29    8.571      8.071      360         358           360             358            0          0         6.671
 1,871,253.87    9.765      9.265      360         357           360             357            0          0         7.693
   419,257.78    8.312      7.812      360         359           480             479            0          0         6.312
 1,372,995.63    8.033      7.533      360         358           480             478            0          0         6.145
   627,909.35    8.653      8.153      360         358           360             358            0          0         6.388
   151,944.49   10.890     10.390      360         359           360             359            0          0         6.900
 9,646,593.69    8.374      7.874      360         358           360             358            0          0         6.486
   771,703.28    8.330      7.830      360         359           480             479            0          0         6.330
   384,594.49    7.896      7.396      360         356           480             476            0          0         6.467
 6,265,405.73    8.096      7.596      360         358           480             478            0          0         6.158
    80,739.80    8.000      7.500      360         356           360             356            0          0         6.290
   346,205.00    8.700      8.200      360         358           300             300           60         58         7.200
   610,853.00    7.762      7.262      360         358           300             300           60         58         5.434
   205,700.00    9.667      9.167      360         356           300             300           60         56         7.661
 3,113,880.00    7.860      7.360      360         358           300             300           60         58         5.962
   122,000.00    8.500      8.000      360         358           300             300           60         58         2.250
 9,801,757.20    8.299      7.799      360         358           360             358            0          0         6.661
 1,616,263.20    8.262      7.762      360         357           480             477            0          0         6.762
   850,331.14    8.027      7.527      360         358           300             300           60         58         6.527
 4,329,308.84    8.219      7.719      360         358           360             358            0          0         6.645
 1,407,509.44    8.484      7.984      360         357           480             477            0          0         6.911
   109,600.00    8.040      7.540      360         357           300             300           60         57         6.540
   588,165.11    7.640      7.140      360         358           300             300           60         58         5.961
 1,852,533.54    8.955      8.455      360         358           360             358            0          0         6.364
 4,959,340.79    8.216      7.716      360         357           360             357            0          0         6.002
   442,799.94    9.116      8.616      360         358           360             358            0          0         6.332
   184,965.97    9.500      9.000      360         359           480             479            0          0         8.000
 1,675,808.14    7.866      7.366      360         358           480             478            0          0         6.261
   194,726.61    7.800      7.300      360         358           360             358            0          0         5.800
   187,080.63    8.250      7.750      360         359           360             359            0          0         7.250
 5,570,766.26    8.071      7.571      360         359           360             359            0          0         6.186
   345,521.43    8.790      8.290      360         359           480             479            0          0         6.790
   337,306.00    8.000      7.500      360         358           480             478            0          0         6.950
 1,737,968.77    7.777      7.277      360         358           480             478            0          0         4.801
    47,477.91    8.150      7.650      360         358           360             358            0          0         6.160
   139,847.91   10.106      9.606      360         357           360             357            0          0         8.347
    91,118.00    7.900      7.400      360         357           300             300           60         57         5.924
 1,902,055.50    7.886      7.386      360         358           300             300           60         58         5.317
   113,600.00    6.400      5.900      360         358           300             300           60         58         4.410
   594,250.00    8.339      7.839      360         358           300             300           60         58         6.586
 1,947,100.00    7.683      7.183      360         358           300             300           60         58         5.482
   955,869.55    8.836      8.336      360         358           360             358            0          0         5.222
 2,658,348.60    8.528      8.028      360         358           360             358            0          0         6.942

                                                                    NUMBER OF
                                                                      MONTHS                      ORIGINAL
               INITIAL                                    RATE      UNTIL NEXT                   MONTHS TO
                RATE                                     CHANGE        RATE                      PREPAYMENT
   CURRENT     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     CHARGE
 BALANCE($)    CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE          INDEX       EXPIRATION
-------------  -------   --------   -------   -------   ---------   ----------   -------------   ----------
   913,716.89   2.000     2.000     14.406     8.406       12           20              1 Year        0
                                                                                 LIBOR........
23,429,176.19   2.785     1.000     15.160     8.188        6           21             6 Month        0
                                                                                 LIBOR........
 6,204,306.28   2.627     1.026     14.592     8.295        6           22             6 Month        0
                                                                                 LIBOR........
32,959,224.11   2.349     1.005     14.523     8.132        6           34             6 Month        0
                                                                                 LIBOR........
10,020,032.75   2.330     1.000     14.113     7.977        6           34             6 Month        0
                                                                                 LIBOR........
   151,709.15   3.000     1.000     14.850     7.850        6           58             6 Month        0
                                                                                 LIBOR........
 7,687,624.72   2.804     1.016     14.845     8.036        6           21             6 Month        0
                                                                                 LIBOR........
 7,116,913.42   2.656     1.000     14.456     7.979        6           34             6 Month        0
                                                                                 LIBOR........
   512,161.59   2.405     1.000     14.267     8.267        6           21             6 Month       12
                                                                                 LIBOR........
 7,129,254.29   2.612     1.000     14.946     8.332        6           22             6 Month       24
                                                                                 LIBOR........
 1,871,253.87   3.000     1.000     16.587     9.765        6           21             6 Month       36
                                                                                 LIBOR........
   419,257.78   2.000     1.000     14.312     8.312        6           23             6 Month       12
                                                                                 LIBOR........
 1,372,995.63   2.324     1.000     14.033     8.033        6           22             6 Month       24
                                                                                 LIBOR........
   627,909.35   2.268     1.000     14.653     7.852        6           34             6 Month       24
                                                                                 LIBOR........
   151,944.49   3.000     1.000     16.890     6.900        6           35             6 Month       30
                                                                                 LIBOR........
 9,646,593.69   2.205     1.000     14.457     8.358        6           34             6 Month       36
                                                                                 LIBOR........
   771,703.28   2.207     1.000     14.330     8.330        6           35             6 Month       12
                                                                                 LIBOR........
   384,594.49   3.000     1.000     13.896     7.896        6           32             6 Month       24
                                                                                 LIBOR........
 6,265,405.73   2.181     1.030     14.155     8.096        6           34             6 Month       36
                                                                                 LIBOR........
    80,739.80   1.000     1.000     15.000     8.000        6            2             6 Month       36
                                                                                 LIBOR........
   346,205.00   3.000     1.000     15.700     8.700        6           22             6 Month       12
                                                                                 LIBOR........
   610,853.00   2.294     1.000     14.056     7.762        6           22             6 Month       24
                                                                                 LIBOR........
   205,700.00   3.000     1.000     16.667     9.667        6           20             6 Month       36
                                                                                 LIBOR........
 3,113,880.00   2.114     1.000     13.877     7.860        6           34             6 Month       36
                                                                                 LIBOR........
   122,000.00   5.000     2.000     13.500     8.500       12           58              1 Year       36
                                                                                 LIBOR........
 9,801,757.20   2.930     1.000     15.213     8.299        6           22             6 Month       24
                                                                                 LIBOR........
 1,616,263.20   3.000     1.000     15.262     8.262        6           21             6 Month       24
                                                                                 LIBOR........
   850,331.14   3.000     1.000     15.027     8.027        6           22             6 Month       24
                                                                                 LIBOR........
 4,329,308.84   2.901     1.000     15.085     8.219        6           34             6 Month       36
                                                                                 LIBOR........
 1,407,509.44   3.000     1.000     15.484     8.484        6           33             6 Month       36
                                                                                 LIBOR........
   109,600.00   3.000     1.000     15.040     8.040        6           21             6 Month       24
                                                                                 LIBOR........
   588,165.11   2.642     1.000     14.282     7.640        6           34             6 Month       36
                                                                                 LIBOR........
 1,852,533.54   2.660     1.000     15.164     8.309        6           22             6 Month       12
                                                                                 LIBOR........
 4,959,340.79   2.774     1.023     14.623     7.871        6           21             6 Month       24
                                                                                 LIBOR........
   442,799.94   3.000     1.000     15.665     7.315        6           22             6 Month       36
                                                                                 LIBOR........
   184,965.97   3.000     1.000     16.500     9.500        6           23             6 Month       12
                                                                                 LIBOR........
 1,675,808.14   2.225     1.081     14.028     7.803        6           22             6 Month       24
                                                                                 LIBOR........
   194,726.61   2.000     1.000     13.800     7.800        6           34             6 Month       12
                                                                                 LIBOR........
   187,080.63   3.000     1.000     15.250     8.250        6           35             6 Month       24
                                                                                 LIBOR........
 5,570,766.26   2.240     1.000     14.238     7.941        6           35             6 Month       36
                                                                                 LIBOR........
   345,521.43   2.000     1.000     14.790     8.790        6           35             6 Month       12
                                                                                 LIBOR........
   337,306.00   3.000     1.000     14.000     7.654        6           34             6 Month       24
                                                                                 LIBOR........
 1,737,968.77   2.344     1.000     13.777     7.777        6           34             6 Month       36
                                                                                 LIBOR........
    47,477.91   1.000     1.000     15.150     8.150        6            4             6 Month       24
                                                                                 LIBOR........
   139,847.91   1.000     1.000     17.106    10.106        6            3             6 Month       36
                                                                                 LIBOR........
    91,118.00   3.000     1.000     14.900     7.900        6           21             6 Month       12
                                                                                 LIBOR........
 1,902,055.50   2.821     1.168     14.339     7.471        6           22             6 Month       24
                                                                                 LIBOR........
   113,600.00   3.000     1.000     13.400     6.400        6           22             6 Month       36
                                                                                 LIBOR........
   594,250.00   2.492     1.000     14.832     8.339        6           34             6 Month       12
                                                                                 LIBOR........
 1,947,100.00   2.077     1.038     13.760     7.683        6           34             6 Month       36
                                                                                 LIBOR........
   955,869.55   3.000     1.000     14.927     5.359        6           22             6 Month       24
                                                                                 LIBOR........
 2,658,348.60   3.000     1.000     15.507     8.528        6           22             6 Month       24
                                                                                 LIBOR........

                                                              ORIGINAL        REMAINING
                                                            AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                             TERM (LESS      TERM (LESS     INTEREST   INTEREST
                            NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM        GROSS
 BALANCE($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)    MARGIN(%)
-------------  --------   --------   --------   ---------   -------------   -------------   --------   ---------   ---------
   203,379.44    8.784      8.284      360         357           480             477            0          0         7.284
   774,607.18    8.429      7.929      360         358           360             358            0          0         6.929
   215,851.62    8.790      8.290      360         357           480             477            0          0         7.290
    81,699.96    9.150      8.650      360         358           300             300           60         58         7.650
   213,647.46    6.990      6.490      360         358           360             358            0          0         3.000
 1,567,121.58    7.995      7.495      360         359           360             359            0          0         4.726
   987,828.70    7.345      6.845      360         358           480             478            0          0         3.118
   496,626.71    7.263      6.763      360         359           360             359            0          0         3.286
 2,360,000.51    7.422      6.922      360         359           360             359            0          0         4.879
   595,981.90    7.677      7.177      360         359           480             479            0          0         5.677
 2,123,074.01    7.629      7.129      360         359           480             479            0          0         5.629
   239,200.00    7.750      7.250      360         357           300             300           60         57         6.750
   783,000.00    7.464      6.964      360         358           300             300           60         58         5.658
   247,000.00    6.750      6.250      360         359           300             300           60         59         2.750
 1,569,400.00    7.631      7.131      360         359           300             300           60         59         5.631
   303,769.77    8.844      8.344      360         357           360             357            0          0         6.681
   176,690.55    8.091      7.591      360         357           360             357            0          0         5.671
   107,793.65    8.290      7.790      360         357           360             357            0          0         6.790
   105,524.40    8.650      8.150      360         357           480             477            0          0         7.150
   277,822.73    8.250      7.750      360         359           360             359            0          0         4.750
   825,529.48    6.915      6.415      360         358           480             478            0          0         3.924
   289,000.00    8.590      8.090      360         358           300             300           60         58         5.090
 3,732,698.14    8.248      7.748      360         358           360             358            0          0         6.371
23,469,181.30    8.021      7.521      360         357           360             357            0          0         6.440
   493,840.19    7.473      6.973      360         356           360             356            0          0         6.580
   482,889.66    9.031      8.531      360         357           480             477            0          0         7.531
 5,451,227.92    7.587      7.087      360         358           480             478            0          0         5.789
 2,086,917.63    8.577      8.077      360         358           360             358            0          0         5.746
   564,020.77    8.073      7.573      360         359           360             359            0          0         6.073
21,187,659.66    7.979      7.479      360         358           360             358            0          0         6.067
   433,864.75    7.710      7.210      360         359           480             479            0          0         5.710
   391,579.52    7.785      7.285      360         359           480             479            0          0         5.785
12,578,491.35    7.816      7.316      360         358           480             478            0          0         5.912
   139,106.60    8.000      7.500      360         359           360             359            0          0         2.250
    92,658.91    9.990      9.490      360         359           360             359            0          0         6.000
   260,015.41    7.480      6.980      360         355           360             355            0          0         7.230
   956,841.03    7.853      7.353      360         358           300             300           60         58         5.790
 3,326,828.00    7.797      7.297      360         357           300             300           60         57         6.427
   630,773.54    7.947      7.447      360         355           300             300           60         55         7.074
   604,000.00    8.028      7.528      360         359           300             300           60         59         6.028
 5,370,168.55    7.568      7.068      360         358           300             300           60         58         5.709
   777,902.19    9.284      8.784      360         357           360             357            0          0         6.804
    61,988.59    9.500      9.000      360         359           480             479            0          0         7.500
    79,943.54    7.750      7.250      360         359           360             359            0          0         5.750
   101,338.17    8.400      7.900      360         351           360             351            0          0         6.430
   907,884.59    7.654      7.154      360         358           360             358            0          0         5.654
   124,937.50    8.480      7.980      360         358           480             478            0          0         6.480
14,928,617.48    7.918      7.418      360         358           360             358            0          0         6.378
 7,609,104.08    7.918      7.418      360         357           480             477            0          0         6.414
 6,480,352.48    7.681      7.181      360         358           300             300           60         58         6.233
 2,157,095.79    8.143      7.643      360         358           360             358            0          0         6.567
   314,165.11    8.039      7.539      360         358           480             478            0          0         6.300
   486,200.00    6.968      6.468      360         358           300             300           60         58         5.502
 2,874,410.43    8.706      8.206      360         357           360             357            0          0         7.129
21,611,119.51    8.433      7.933      360         357           360             357            0          0         6.673

                                                                    NUMBER OF
                                                                      MONTHS                      ORIGINAL
               INITIAL                                    RATE      UNTIL NEXT                   MONTHS TO
                RATE                                     CHANGE        RATE                      PREPAYMENT
   CURRENT     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     CHARGE
 BALANCE($)    CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE          INDEX       EXPIRATION
-------------  -------   --------   -------   -------   ---------   ----------   -------------   ----------
   203,379.44   3.000     1.000     15.784     8.784        6           21             6 Month       24
                                                                                 LIBOR........
   774,607.18   3.000     1.000     15.429     8.429        6           34             6 Month       24
                                                                                 LIBOR........
   215,851.62   3.000     1.000     15.790     8.790        6           33             6 Month       24
                                                                                 LIBOR........
    81,699.96   3.000     1.000     16.150     9.150        6           22             6 Month       24
                                                                                 LIBOR........
   213,647.46   3.000     1.000     13.990     6.990        6           22             6 Month       12
                                                                                 LIBOR........
 1,567,121.58   2.269     1.000     14.170     7.995        6           23             6 Month       24
                                                                                 LIBOR........
   987,828.70   2.470     1.000     13.646     7.345        6           22             6 Month       24
                                                                                 LIBOR........
   496,626.71   2.783     1.000     14.046     7.263        6           35             6 Month       24
                                                                                 LIBOR........
 2,360,000.51   2.155     1.000     13.577     7.422        6           35             6 Month       36
                                                                                 LIBOR........
   595,981.90   2.000     1.000     13.677     7.677        6           35             6 Month       12
                                                                                 LIBOR........
 2,123,074.01   2.000     1.000     13.629     7.629        6           35             6 Month       36
                                                                                 LIBOR........
   239,200.00   2.000     1.000     13.750     7.750        6           21             6 Month       12
                                                                                 LIBOR........
   783,000.00   2.387     1.000     13.851     7.464        6           22             6 Month       24
                                                                                 LIBOR........
   247,000.00   3.000     1.000     13.750     6.750        6           35             6 Month       24
                                                                                 LIBOR........
 1,569,400.00   2.000     1.000     13.631     7.631        6           35             6 Month       36
                                                                                 LIBOR........
   303,769.77   3.000     1.000     15.510     8.008        6           21             6 Month       24
                                                                                 LIBOR........
   176,690.55   3.000     1.000     14.091     6.823        6           33             6 Month       36
                                                                                 LIBOR........
   107,793.65   3.000     1.000     15.290     8.290        6           21             6 Month       24
                                                                                 LIBOR........
   105,524.40   3.000     1.000     15.650     8.650        6           33             6 Month       36
                                                                                 LIBOR........
   277,822.73   2.000     1.000     14.250     8.250        6           35             6 Month       24
                                                                                 LIBOR........
   825,529.48   2.000     1.000     12.915     6.915        6           34             6 Month       36
                                                                                 LIBOR........
   289,000.00   2.000     1.000     14.590     8.590        6           22             6 Month       24
                                                                                 LIBOR........
 3,732,698.14   2.591     1.000     14.573     8.248        6           22             6 Month       12
                                                                                 LIBOR........
23,469,181.30   2.470     1.003     14.046     8.021        6           21             6 Month       24
                                                                                 LIBOR........
   493,840.19   3.000     1.000     13.473     7.473        6           20             6 Month       36
                                                                                 LIBOR........
   482,889.66   3.000     1.000     16.031     9.031        6           21             6 Month       12
                                                                                 LIBOR........
 5,451,227.92   2.435     1.000     13.587     7.587        6           22             6 Month       24
                                                                                 LIBOR........
 2,086,917.63   2.108     1.000     14.685     8.577        6           34             6 Month       12
                                                                                 LIBOR........
   564,020.77   2.000     1.000     14.073     8.073        6           35             6 Month       24
                                                                                 LIBOR........
21,187,659.66   2.172     1.000     13.983     7.979        6           34             6 Month       36
                                                                                 LIBOR........
   433,864.75   2.000     1.000     13.710     7.710        6           35             6 Month       12
                                                                                 LIBOR........
   391,579.52   2.000     1.000     13.785     7.785        6           35             6 Month       24
                                                                                 LIBOR........
12,578,491.35   2.140     1.000     13.816     7.816        6           34             6 Month       36
                                                                                 LIBOR........
   139,106.60   5.000     2.000     13.000     8.000       12           59              1 Year       36
                                                                                 LIBOR........
    92,658.91   2.000     1.000     15.990     9.990        6           59             6 Month       36
                                                                                 LIBOR........
   260,015.41   2.000     1.000     13.480     7.480        6            1             6 Month       12
                                                                                 LIBOR........
   956,841.03   2.000     1.000     13.853     7.853        6           22             6 Month       12
                                                                                 LIBOR........
 3,326,828.00   2.491     1.000     13.797     7.814        6           21             6 Month       24
                                                                                 LIBOR........
   630,773.54   3.000     1.000     13.947     7.947        6           19             6 Month       36
                                                                                 LIBOR........
   604,000.00   2.000     1.000     14.028     8.028        6           35             6 Month       12
                                                                                 LIBOR........
 5,370,168.55   2.259     1.000     13.568     7.568        6           34             6 Month       36
                                                                                 LIBOR........
   777,902.19   2.699     1.000     15.284     9.284        6           21             6 Month       24
                                                                                 LIBOR........
    61,988.59   2.000     1.000     15.500     9.500        6           23             6 Month       24
                                                                                 LIBOR........
    79,943.54   2.000     1.000     13.750     7.750        6           35             6 Month       24
                                                                                 LIBOR........
   101,338.17   3.000     1.000     14.400     8.400        6           15             6 Month       36
                                                                                 LIBOR........
   907,884.59   2.000     1.000     13.654     7.654        6           34             6 Month       36
                                                                                 LIBOR........
   124,937.50   2.000     1.000     14.480     8.480        6           34             6 Month       36
                                                                                 LIBOR........
14,928,617.48   3.000     1.000     14.918     7.918        6           22             6 Month       24
                                                                                 LIBOR........
 7,609,104.08   3.000     1.000     14.918     7.918        6           21             6 Month       24
                                                                                 LIBOR........
 6,480,352.48   3.000     1.000     14.681     7.681        6           22             6 Month       24
                                                                                 LIBOR........
 2,157,095.79   2.941     1.000     15.084     8.143        6           34             6 Month       36
                                                                                 LIBOR........
   314,165.11   3.000     1.000     14.561     8.039        6           34             6 Month       36
                                                                                 LIBOR........
   486,200.00   3.000     1.000     13.968     6.968        6           34             6 Month       36
                                                                                 LIBOR........
 2,874,410.43   2.840     1.000     15.258     8.421        6           21             6 Month       12
                                                                                 LIBOR........
21,611,119.51   2.939     1.069     15.054     7.758        6           21             6 Month       24
                                                                                 LIBOR........

                                                              ORIGINAL        REMAINING
                                                            AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                             TERM (LESS      TERM (LESS     INTEREST   INTEREST
                            NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM        GROSS
 BALANCE($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)    MARGIN(%)
-------------  --------   --------   --------   ---------   -------------   -------------   --------   ---------   ---------
 1,082,648.29    8.871      8.371      360         357           360             357            0          0         6.701
   383,907.40    8.590      8.090      360         359           480             479            0          0         6.590
 9,271,409.12    7.751      7.251      360         358           480             478            0          0         6.462
   187,093.02   10.375      9.875      360         356           480             476            0          0         6.990
   690,022.80    8.560      8.060      360         358           360             358            0          0         6.936
    99,942.47    8.750      8.250      360         359           360             359            0          0         7.750
 9,573,543.93    7.985      7.485      360         358           360             358            0          0         6.258
   198,266.88    8.000      7.500      360         359           360             359            0          0         7.000
   529,811.82    7.250      6.750      360         359           480             479            0          0         5.250
   671,441.36    8.508      8.008      360         357           480             477            0          0         6.402
 9,299,111.74    7.723      7.223      360         358           480             478            0          0         5.894
    67,906.09    7.875      7.375      360         358           360             358            0          0         2.250
    75,871.10    8.900      8.400      360         357           360             357            0          0         7.190
   401,272.84    8.802      8.302      360         358           360             358            0          0         6.948
   415,340.38    6.651      6.151      360         356           360             356            0          0         5.018
   296,612.09    8.150      7.650      360         358           360             358            0          0         6.160
   786,720.00    6.937      6.437      360         350           336             336           24         14         5.396
 1,352,498.98    8.782      8.282      360         358           300             300           60         58         6.485
 7,824,866.16    7.848      7.348      360         357           300             300           60         57         6.501
   461,600.00    8.128      7.628      360         356           300             300           60         56         6.418
   475,500.00    8.655      8.155      360         359           300             300           60         59         6.659
   399,500.00    7.850      7.350      360         359           300             300           60         59         5.850
 5,418,209.99    7.364      6.864      360         359           300             300           60         59         5.432
   526,553.65    6.657      6.157      360         356           300             300           60         56         5.004
   292,188.84    8.280      7.780      360         356           360             356            0          0         8.030
   367,500.00    7.990      7.490      360         359           300             300           60         59         5.990
 1,348,261.85    8.709      8.209      360         357           360             357            0          0         5.880
   183,864.24    7.125      6.625      360         358           480             478            0          0         6.625
   533,209.98    8.542      8.042      360         358           360             358            0          0         6.577
   114,275.51    8.990      8.490      360         359           480             479            0          0         6.990
   311,163.73    7.804      7.304      360         357           360             357            0          0         6.035
   149,431.71    6.300      5.800      360         356           360             356            0          0         4.699
   765,250.00    8.652      8.152      360         357           300             300           60         57         6.559
 1,004,119.06    8.024      7.524      360         356           300             300           60         56         6.314
   548,718.48    7.592      7.092      360         358           300             300           60         58         5.592

                                                                    NUMBER OF
                                                                      MONTHS                      ORIGINAL
               INITIAL                                    RATE      UNTIL NEXT                   MONTHS TO
                RATE                                     CHANGE        RATE                      PREPAYMENT
   CURRENT     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     CHARGE
 BALANCE($)    CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE          INDEX       EXPIRATION
-------------  -------   --------   -------   -------   ---------   ----------   -------------   ----------
 1,082,648.29   2.632     1.000     15.503     8.205        6           21             6 Month       36
                                                                                 LIBOR........
   383,907.40   2.000     1.000     14.590     8.590        6           23             6 Month       12
                                                                                 LIBOR........
 9,271,409.12   2.765     1.107     14.427     7.706        6           22             6 Month       24
                                                                                 LIBOR........
   187,093.02   2.000     1.500     16.375    10.375        6           20             6 Month       36
                                                                                 LIBOR........
   690,022.80   2.273     1.000     14.560     8.391        6           34             6 Month       12
                                                                                 LIBOR........
    99,942.47   3.000     1.000     15.750     8.750        6           35             6 Month       24
                                                                                 LIBOR........
 9,573,543.93   2.615     1.007     14.284     7.638        6           34             6 Month       36
                                                                                 LIBOR........
   198,266.88   3.000     1.000     15.000     8.000        6           35             6 Month        6
                                                                                 LIBOR........
   529,811.82   2.000     1.000     13.250     7.250        6           35             6 Month       12
                                                                                 LIBOR........
   671,441.36   2.586     1.000     14.508     8.485        6           33             6 Month       24
                                                                                 LIBOR........
 9,299,111.74   2.139     1.028     13.792     7.723        6           34             6 Month       36
                                                                                 LIBOR........
    67,906.09   5.000     2.000     12.875     7.875       12           58              1 Year       36
                                                                                 LIBOR........
    75,871.10   3.000     1.000     15.900     8.900        6           57             6 Month       24
                                                                                 LIBOR........
   401,272.84   3.000     1.000     15.802     7.280        6           58             6 Month       36
                                                                                 LIBOR........
   415,340.38   1.000     1.000     13.651     6.651        6            2             6 Month       24
                                                                                 LIBOR........
   296,612.09   1.000     1.000     15.150     8.150        6            4             6 Month       36
                                                                                 LIBOR........
   786,720.00   2.664     1.000     13.601     6.506        6           14             6 Month       24
                                                                                 LIBOR........
 1,352,498.98   2.750     1.000     15.321     7.941        6           22             6 Month       12
                                                                                 LIBOR........
 7,824,866.16   2.873     1.108     14.482     7.751        6           21             6 Month       24
                                                                                 LIBOR........
   461,600.00   3.000     1.000     15.128     8.128        6           20             6 Month       36
                                                                                 LIBOR........
   475,500.00   2.411     1.000     15.066     8.655        6           35             6 Month       12
                                                                                 LIBOR........
   399,500.00   2.000     1.000     13.850     7.850        6           35             6 Month       24
                                                                                 LIBOR........
 5,418,209.99   2.081     1.018     13.445     7.364        6           35             6 Month       36
                                                                                 LIBOR........
   526,553.65   3.000     1.000     13.657     6.657        6           56             6 Month       36
                                                                                 LIBOR........
   292,188.84   2.000     2.000     14.280     8.280       12           20              1 Year       24
                                                                                 LIBOR........
   367,500.00   2.000     1.000     13.990     7.990        6           35             6 Month       12
                                                                                 LIBOR........
 1,348,261.85   2.869     1.000     15.265     7.444        6           21             6 Month       24
                                                                                 LIBOR........
   183,864.24   3.000     1.500     14.125     7.125        6           22             6 Month       24
                                                                                 LIBOR........
   533,209.98   2.546     1.000     15.088     8.542        6           34             6 Month       36
                                                                                 LIBOR........
   114,275.51   2.000     1.000     14.990     8.990        6           35             6 Month       36
                                                                                 LIBOR........
   311,163.73   1.000     1.000     14.804     7.804        6            3             6 Month       24
                                                                                 LIBOR........
   149,431.71   1.000     1.000     13.300     6.300        6            2             6 Month       36
                                                                                 LIBOR........
   765,250.00   3.000     1.000     15.652     8.652        6           21             6 Month       24
                                                                                 LIBOR........
 1,004,119.06   3.000     1.000     15.024     8.024        6           20             6 Month       36
                                                                                 LIBOR........
   548,718.48   2.000     1.000     13.592     7.592        6           34             6 Month       36
                                                                                 LIBOR........

                    GROUP TWO ADJUSTABLE RATE MORTGAGE LOANS

                                                              ORIGINAL        REMAINING
                                                            AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                             TERM (LESS      TERM (LESS     INTEREST   INTEREST
                            NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM        GROSS
 BALANCE($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)    MARGIN(%)
-------------  --------   --------   --------   ---------   -------------   -------------   --------   ---------   ---------
   895,097.34    8.145      7.645      360         356           360             356            0          0         7.275
23,933,129.99    8.739      8.239      360         356           360             356            0          0         6.463
 2,400,347.69    8.059      7.559      360         357           480             477            0          0         6.323
16,272,281.66    8.169      7.669      360         357           360             357            0          0         6.142
 7,373,979.42    8.023      7.523      360         358           480             478            0          0         6.327
   207,312.02    7.000      6.500      360         356           360             356            0          0         5.399
 8,093,425.62    8.470      7.970      360         357           300             300           60         57         6.612
 6,323,818.13    8.034      7.534      360         357           300             300           60         57         6.040
 5,259,273.62    8.492      7.992      360         356           360             356            0          0         6.646
 4,446,705.50    8.665      8.165      360         356           360             356            0          0         6.965
   455,188.78    8.290      7.790      360         357           360             357            0          0         6.623
   327,201.20    7.990      7.490      360         357           480             477            0          0         6.490
   850,882.97    8.464      7.964      360         358           480             478            0          0         6.603
   216,501.32    7.390      6.890      360         356           480             476            0          0         5.890
   658,383.18    8.375      7.875      360         359           360             359            0          0         6.669
   133,210.04    8.750      8.250      360         355           360             355            0          0         6.284
 4,019,515.72    8.451      7.951      360         358           360             358            0          0         6.288
 4,885,363.24    8.013      7.513      360         358           480             478            0          0         6.084
   100,262.12    7.875      7.375      360         358           360             358            0          0         2.250
   554,404.86    7.695      7.195      360         357           360             357            0          0         6.017
    49,424.97    7.850      7.350      360         355           360             355            0          0         6.384
   815,638.27    7.449      6.949      360         357           360             357            0          0         5.949
   115,072.00    8.510      8.010      360         357           336             336           24         21         5.700
    95,000.00    9.350      8.850      360         356           300             300           60         56         7.749
 1,175,299.42    7.699      7.199      360         357           300             300           60         57         6.151
   332,901.70    8.122      7.622      360         356           300             300           60         56         6.464
   252,000.00    8.125      7.625      360         358           300             300           60         58         2.250
   708,000.00    7.749      7.249      360         358           300             300           60         58         5.749
   239,200.00    8.750      8.250      360         359           300             300           60         59         6.750
 5,439,500.00    7.547      7.047      360         359           300             300           60         59         5.547
   177,800.00    7.250      6.750      360         359           300             300           60         59         2.250
 4,122,619.13    8.231      7.731      360         357           360             357            0          0         6.691
 2,323,422.78    8.706      8.206      360         357           480             477            0          0         7.078
 1,217,651.79    8.223      7.723      360         357           300             300           60         57         6.723
   471,635.18    8.009      7.509      360         357           360             357            0          0         6.509
   702,176.70    8.355      7.855      360         357           480             477            0          0         6.855
   378,180.52    9.988      9.488      360         358           360             358            0          0         8.445
 2,732,174.66    8.815      8.315      360         357           360             357            0          0         7.252
   661,911.63    8.365      7.865      360         356           360             356            0          0         6.693
   164,662.12    8.750      8.250      360         359           480             479            0          0         6.750
   174,669.42    9.750      9.250      360         356           360             356            0          0         8.040
   452,447.61    8.219      7.719      360         358           360             358            0          0         6.219
   323,813.22    7.990      7.490      360         358           480             478            0          0         5.990
   110,452.84    8.950      8.450      360         356           360             356            0          0         7.240
   540,000.00    6.950      6.450      360         352           336             336           24         16         4.895
   375,999.97    6.990      6.490      360         358           300             300           60         58         4.990
   232,811.52    8.390      7.890      360         358           300             300           60         58         6.390
    79,200.00    6.350      5.850      360         356           300             300           60         56         3.884
   269,600.00    7.625      7.125      360         359           300             300           60         59         5.625
 2,393,600.00    7.491      6.991      360         359           300             300           60         59         5.551
 1,558,721.75    8.507      8.007      360         356           360             356            0          0         6.977
   461,583.60    8.080      7.580      360         356           480             476            0          0         6.580

                                                                    NUMBER OF
                                                                      MONTHS                      ORIGINAL
               INITIAL                                    RATE      UNTIL NEXT                   MONTHS TO
                RATE                                     CHANGE        RATE                      PREPAYMENT
   CURRENT     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     CHARGE
 BALANCE($)    CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE          INDEX       EXPIRATION
-------------  -------   --------   -------   -------   ---------   ----------   -------------   ----------
   895,097.34   2.000     2.000     14.145     8.145       12           20              1 Year        0
                                                                                 LIBOR........
23,933,129.99   2.946     1.000     15.422     8.283        6           20             6 Month        0
                                                                                 LIBOR........
 2,400,347.69   2.821     1.000     14.667     8.017        6           21             6 Month        0
                                                                                 LIBOR........
16,272,281.66   2.682     1.000     14.645     8.042        6           33             6 Month        0
                                                                                 LIBOR........
 7,373,979.42   2.513     1.000     14.104     8.023        6           34             6 Month        0
                                                                                 LIBOR........
   207,312.02   3.000     1.000     14.000     7.000        6           56             6 Month        0
                                                                                 LIBOR........
 8,093,425.62   2.891     1.000     14.984     8.195        6           21             6 Month        0
                                                                                 LIBOR........
 6,323,818.13   2.633     1.014     14.417     8.020        6           33             6 Month        0
                                                                                 LIBOR........
 5,259,273.62   2.911     1.000     15.111     8.492        6           20             6 Month       24
                                                                                 LIBOR........
 4,446,705.50   3.000     1.000     15.651     8.665        6           20             6 Month       36
                                                                                 LIBOR........
   455,188.78   3.000     1.000     14.290     8.290        6           21             6 Month       60
                                                                                 LIBOR........
   327,201.20   3.000     1.000     14.990     7.990        6           21             6 Month       12
                                                                                 LIBOR........
   850,882.97   2.278     1.000     14.741     8.464        6           22             6 Month       24
                                                                                 LIBOR........
   216,501.32   3.000     1.000     13.390     7.390        6           20             6 Month       60
                                                                                 LIBOR........
   658,383.18   2.587     1.000     14.963     8.375        6           35             6 Month       12
                                                                                 LIBOR........
   133,210.04   3.000     1.000     15.750     8.750        6           31             6 Month       24
                                                                                 LIBOR........
 4,019,515.72   2.273     1.000     14.677     8.451        6           34             6 Month       36
                                                                                 LIBOR........
 4,885,363.24   2.194     1.000     14.013     8.013        6           34             6 Month       36
                                                                                 LIBOR........
   100,262.12   5.000     2.000     12.875     7.875       12           58              1 Year       36
                                                                                 LIBOR........
   554,404.86   3.000     1.000     14.695     7.695        6           57             6 Month       36
                                                                                 LIBOR........
    49,424.97   1.000     1.000     14.850     7.850        6            1             6 Month       36
                                                                                 LIBOR........
   815,638.27   2.000     1.000     13.449     7.449        6            3             6 Month       60
                                                                                 LIBOR........
   115,072.00   3.000     1.000     14.510     8.510        6           21             6 Month       24
                                                                                 LIBOR........
    95,000.00   3.000     1.000     16.350     9.350        6           20             6 Month       12
                                                                                 LIBOR........
 1,175,299.42   2.722     1.000     13.816     7.699        6           21             6 Month       24
                                                                                 LIBOR........
   332,901.70   3.000     1.125     15.122     8.122        6           20             6 Month       36
                                                                                 LIBOR........
   252,000.00   3.000     2.000     14.125     8.125       12           34              1 Year       36
                                                                                 LIBOR........
   708,000.00   2.000     1.000     13.749     7.749        6           34             6 Month       12
                                                                                 LIBOR........
   239,200.00   2.000     1.000     14.750     8.750        6           35             6 Month       24
                                                                                 LIBOR........
 5,439,500.00   2.000     1.000     13.547     7.547        6           35             6 Month       36
                                                                                 LIBOR........
   177,800.00   5.000     2.000     12.250     7.250       12           59              1 Year       36
                                                                                 LIBOR........
 4,122,619.13   3.000     1.000     15.231     8.231        6           21             6 Month       24
                                                                                 LIBOR........
 2,323,422.78   3.000     1.000     15.706     8.706        6           21             6 Month       24
                                                                                 LIBOR........
 1,217,651.79   3.000     1.000     15.223     8.223        6           21             6 Month       24
                                                                                 LIBOR........
   471,635.18   3.000     1.000     15.009     8.009        6           33             6 Month       36
                                                                                 LIBOR........
   702,176.70   3.000     1.000     15.355     8.355        6           33             6 Month       36
                                                                                 LIBOR........
   378,180.52   3.000     1.000     16.988     9.988        6           22             6 Month       12
                                                                                 LIBOR........
 2,732,174.66   2.962     1.051     15.391     8.739        6           21             6 Month       24
                                                                                 LIBOR........
   661,911.63   3.000     1.000     15.365     8.365        6           20             6 Month       36
                                                                                 LIBOR........
   164,662.12   2.000     1.000     14.750     8.750        6           23             6 Month       24
                                                                                 LIBOR........
   174,669.42   3.000     1.000     16.750     9.750        6           32             6 Month       12
                                                                                 LIBOR........
   452,447.61   2.000     1.000     14.219     8.219        6           34             6 Month       36
                                                                                 LIBOR........
   323,813.22   2.000     1.000     13.990     7.990        6           34             6 Month       36
                                                                                 LIBOR........
   110,452.84   1.000     1.000     15.950     8.950        6            2             6 Month       24
                                                                                 LIBOR........
   540,000.00   3.000     1.000     13.950     6.950        6           16             6 Month       36
                                                                                 LIBOR........
   375,999.97   2.000     1.000     12.990     6.990        6           22             6 Month       12
                                                                                 LIBOR........
   232,811.52   2.000     1.000     14.390     8.390        6           22             6 Month       24
                                                                                 LIBOR........
    79,200.00   3.000     1.000     13.350     6.350        6           20             6 Month       36
                                                                                 LIBOR........
   269,600.00   2.000     1.000     13.625     7.625        6           35             6 Month       12
                                                                                 LIBOR........
 2,393,600.00   2.121     1.060     13.612     7.491        6           35             6 Month       36
                                                                                 LIBOR........
 1,558,721.75   3.000     1.000     15.507     8.507        6           20             6 Month       24
                                                                                 LIBOR........
   461,583.60   3.000     1.000     15.080     8.080        6           20             6 Month       24
                                                                                 LIBOR........

                                                              ORIGINAL        REMAINING
                                                            AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                             TERM (LESS      TERM (LESS     INTEREST   INTEREST
                            NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM        GROSS
 BALANCE($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)    MARGIN(%)
-------------  --------   --------   --------   ---------   -------------   -------------   --------   ---------   ---------
   807,802.06    8.231      7.731      360         358           360             358            0          0         6.627
   168,590.25    8.690      8.190      360         356           480             476            0          0         7.190
   228,000.00    7.740      7.240      360         358           300             300           60         58         6.240
   627,237.20    7.878      7.378      360         357           360             357            0          0         6.029
   552,000.00    7.750      7.250      360         360           480             480            0          0         5.750
   475,609.06    6.990      6.490      360         359           360             359            0          0         4.990
 2,011,099.95    7.412      6.912      360         359           360             359            0          0         4.214
   251,762.39    7.700      7.200      360         357           480             477            0          0         6.200
   332,000.00    7.890      7.390      360         359           300             300           60         59         5.890
   122,014.32    9.450      8.950      360         359           360             359            0          0         7.450
   101,600.00    6.425      5.925      360         358           300             300           60         58         4.425
   105,108.56    7.940      7.440      360         358           360             358            0          0         6.440
   430,285.80    8.790      8.290      360         355           480             475            0          0         7.290
   112,000.00    7.540      7.040      360         357           300             300           60         57         6.040
   207,692.76    7.540      7.040      360         358           360             358            0          0         6.040
   279,792.20    7.500      7.000      360         359           360             359            0          0         4.000
   295,780.33    7.500      7.000      360         359           360             359            0          0         4.000
   111,283.90    8.900      8.400      360         355           360             355            0          0         5.990
 4,238,554.41    8.461      7.961      360         357           360             357            0          0         6.745
 8,677,206.30    7.925      7.425      360         356           360             356            0          0         6.518
   798,478.94    8.112      7.612      360         355           360             355            0          0         6.293
 1,712,015.58    8.158      7.658      360         358           480             478            0          0         6.138
 5,273,076.01    7.415      6.915      360         358           480             478            0          0         5.634
 1,218,421.56    7.604      7.104      360         358           360             358            0          0         5.604
   669,901.25    8.113      7.613      360         359           360             359            0          0         6.113
 8,991,934.04    7.812      7.312      360         358           360             358            0          0         5.906
   180,263.58    7.550      7.050      360         356           360             356            0          0         6.050
   298,634.35    8.125      7.625      360         358           480             478            0          0         5.625
 5,696,272.79    7.820      7.320      360         358           480             478            0          0         6.000
 2,111,259.99    8.347      7.847      360         358           300             300           60         58         6.223
 7,686,039.28    7.520      7.020      360         356           300             300           60         56         6.414
   188,000.00    7.950      7.450      360         356           300             300           60         56         6.349
   216,000.00    6.830      6.330      360         360           300             300           60         60         4.830
   120,376.00    7.750      7.250      360         359           300             300           60         59         5.750
 4,287,778.33    7.431      6.931      360         358           300             300           60         58         5.765
   536,958.50    9.266      8.766      360         357           360             357            0          0         6.672
   206,928.56    7.350      6.850      360         359           480             479            0          0         5.350
   334,979.82    8.410      7.910      360         359           360             359            0          0         6.410
   285,844.09    7.612      7.112      360         358           480             478            0          0         5.998
 4,042,740.45    8.000      7.500      360         358           360             358            0          0         6.483
 3,386,313.14    8.131      7.631      360         357           480             477            0          0         6.648
 3,121,664.51    7.847      7.347      360         358           300             300           60         58         6.412
 1,017,258.94    7.522      7.022      360         358           360             358            0          0         6.022
   156,000.00    7.140      6.640      360         358           300             300           60         58         5.640
    98,352.24    8.250      7.750      360         359           360             359            0          0         6.250
 2,731,797.41    8.527      8.027      360         356           360             356            0          0         6.917
   515,679.28    8.375      7.875      360         359           360             359            0          0         7.875
21,862,538.96    8.481      7.981      360         356           360             356            0          0         6.812
 1,706,789.02    7.700      7.200      360         356           360             356            0          0         5.975
 1,609,981.72    8.159      7.659      360         358           480             478            0          0         6.608
 1,199,316.96    8.118      7.618      360         359           480             479            0          0         7.618
18,368,767.58    7.822      7.322      360         358           480             478            0          0         6.702
   131,824.52    7.625      7.125      360         359           360             359            0          0         2.250
   489,385.30    9.010      8.510      360         358           360             358            0          0         7.443
 1,866,996.04    8.535      8.035      360         356           360             356            0          0         7.014

                                                                    NUMBER OF
                                                                      MONTHS                      ORIGINAL
               INITIAL                                    RATE      UNTIL NEXT                   MONTHS TO
                RATE                                     CHANGE        RATE                      PREPAYMENT
   CURRENT     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     CHARGE
 BALANCE($)    CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE          INDEX       EXPIRATION
-------------  -------   --------   -------   -------   ---------   ----------   -------------   ----------
   807,802.06   3.000     1.000     15.231     8.231        6           34             6 Month       24
                                                                                 LIBOR........
   168,590.25   3.000     1.000     15.690     8.690        6           32             6 Month       24
                                                                                 LIBOR........
   228,000.00   3.000     1.000     14.740     7.740        6           22             6 Month       24
                                                                                 LIBOR........
   627,237.20   2.795     1.000     13.878     7.878        6           21             6 Month       24
                                                                                 LIBOR........
   552,000.00   2.000     1.000     13.750     7.750        6           24             6 Month       12
                                                                                 LIBOR........
   475,609.06   2.000     1.000     12.990     6.990        6           35             6 Month       12
                                                                                 LIBOR........
 2,011,099.95   2.294     1.000     13.706     7.412        6           35             6 Month       36
                                                                                 LIBOR........
   251,762.39   3.000     1.000     14.700     7.700        6           33             6 Month       36
                                                                                 LIBOR........
   332,000.00   2.000     1.000     13.890     7.890        6           35             6 Month       36
                                                                                 LIBOR........
   122,014.32   3.000     1.000     16.450     9.450        6           23             6 Month       24
                                                                                 LIBOR........
   101,600.00   2.000     1.000     12.425     6.425        6           34             6 Month       36
                                                                                 LIBOR........
   105,108.56   3.000     1.000     14.940     7.940        6           22             6 Month       24
                                                                                 LIBOR........
   430,285.80   3.000     1.000     15.790     8.790        6           19             6 Month       24
                                                                                 LIBOR........
   112,000.00   3.000     1.000     14.540     7.540        6           21             6 Month       24
                                                                                 LIBOR........
   207,692.76   3.000     1.000     14.540     7.540        6           34             6 Month       36
                                                                                 LIBOR........
   279,792.20   2.000     1.000     13.500     7.500        6           35             6 Month       36
                                                                                 LIBOR........
   295,780.33   2.000     1.000     13.500     7.500        6           23             6 Month       24
                                                                                 LIBOR........
   111,283.90   3.000     1.000     14.900     5.990        6           19             6 Month       24
                                                                                 LIBOR........
 4,238,554.41   2.776     1.000     14.948     8.461        6           21             6 Month       12
                                                                                 LIBOR........
 8,677,206.30   2.564     1.000     13.961     7.919        6           20             6 Month       24
                                                                                 LIBOR........
   798,478.94   3.000     1.000     14.112     8.112        6           19             6 Month       60
                                                                                 LIBOR........
 1,712,015.58   2.251     1.000     14.409     8.158        6           22             6 Month       12
                                                                                 LIBOR........
 5,273,076.01   2.377     1.000     13.415     7.415        6           22             6 Month       24
                                                                                 LIBOR........
 1,218,421.56   2.000     1.000     13.604     7.604        6           34             6 Month       12
                                                                                 LIBOR........
   669,901.25   2.000     1.000     14.113     8.113        6           35             6 Month       24
                                                                                 LIBOR........
 8,991,934.04   2.174     1.000     13.812     7.812        6           34             6 Month       36
                                                                                 LIBOR........
   180,263.58   3.000     1.000     13.550     7.550        6           32             6 Month       60
                                                                                 LIBOR........
   298,634.35   2.000     1.000     14.125     8.125        6           34             6 Month       24
                                                                                 LIBOR........
 5,696,272.79   2.247     1.000     13.820     7.820        6           34             6 Month       36
                                                                                 LIBOR........
 2,111,259.99   2.000     1.000     14.347     8.347        6           22             6 Month       12
                                                                                 LIBOR........
 7,686,039.28   2.784     1.017     13.579     7.520        6           20             6 Month       24
                                                                                 LIBOR........
   188,000.00   3.000     1.000     14.950     7.950        6           20             6 Month       36
                                                                                 LIBOR........
   216,000.00   2.000     1.000     12.830     6.830        6           36             6 Month       12
                                                                                 LIBOR........
   120,376.00   2.000     1.000     13.750     7.750        6           35             6 Month       24
                                                                                 LIBOR........
 4,287,778.33   2.353     1.000     13.431     7.431        6           34             6 Month       36
                                                                                 LIBOR........
   536,958.50   2.585     1.000     15.266     9.266        6           21             6 Month       24
                                                                                 LIBOR........
   206,928.56   2.000     1.000     13.350     7.350        6           23             6 Month       24
                                                                                 LIBOR........
   334,979.82   2.000     1.000     14.410     8.410        6           35             6 Month       36
                                                                                 LIBOR........
   285,844.09   2.385     1.000     13.612     7.612        6           34             6 Month       36
                                                                                 LIBOR........
 4,042,740.45   3.000     1.000     15.000     8.000        6           22             6 Month       24
                                                                                 LIBOR........
 3,386,313.14   3.000     1.000     15.131     8.131        6           21             6 Month       24
                                                                                 LIBOR........
 3,121,664.51   3.000     1.000     14.847     7.847        6           22             6 Month       24
                                                                                 LIBOR........
 1,017,258.94   3.000     1.000     14.522     7.522        6           34             6 Month       36
                                                                                 LIBOR........
   156,000.00   3.000     1.000     14.140     7.140        6           34             6 Month       36
                                                                                 LIBOR........
    98,352.24   2.000     1.000     14.250     8.250        6           23             6 Month       24
                                                                                 LIBOR........
 2,731,797.41   2.839     1.000     15.298     8.096        6           20             6 Month       12
                                                                                 LIBOR........
   515,679.28   3.000     1.500     15.375     8.375        6           23             6 Month       13
                                                                                 LIBOR........
21,862,538.96   2.978     1.049     15.281     7.937        6           20             6 Month       24
                                                                                 LIBOR........
 1,706,789.02   3.000     1.000     14.653     6.529        6           20             6 Month       36
                                                                                 LIBOR........
 1,609,981.72   2.690     1.000     14.620     8.159        6           22             6 Month       12
                                                                                 LIBOR........
 1,199,316.96   3.000     1.500     15.118     8.118        6           23             6 Month       13
                                                                                 LIBOR........
18,368,767.58   2.933     1.134     14.568     7.671        6           22             6 Month       24
                                                                                 LIBOR........
   131,824.52   3.000     2.000     13.625     7.625       12           35              1 Year       36
                                                                                 LIBOR........
   489,385.30   3.000     1.000     16.010     9.010        6           34             6 Month       12
                                                                                 LIBOR........
 1,866,996.04   2.873     1.064     15.094     7.909        6           32             6 Month       36
                                                                                 LIBOR........

                                                              ORIGINAL        REMAINING
                                                            AMORTIZATION    AMORTIZATION    ORIGINAL   REMAINING
                                                             TERM (LESS      TERM (LESS     INTEREST   INTEREST
                            NET      ORIGINAL   REMAINING   INTEREST ONLY   INTEREST ONLY     ONLY       ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM          TERM)           TERM)         TERM       TERM        GROSS
 BALANCE($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)    MARGIN(%)
-------------  --------   --------   --------   ---------   -------------   -------------   --------   ---------   ---------
 1,021,549.61    7.974      7.474      360         359           480             479            0          0         6.262
 6,125,736.13    7.644      7.144      360         358           480             478            0          0         5.873
   664,544.08    8.821      8.321      360         357           480             477            0          0         7.947
 1,271,389.66    7.695      7.195      360         356           360             356            0          0         5.961
   703,025.50    7.428      6.928      360         357           360             357            0          0         5.698
   725,143.90    6.173      5.673      360         356           360             356            0          0         4.522
   321,799.99    7.527      7.027      360         353           336             336           24         17         5.456
 1,488,000.00    7.670      7.170      360         356           300             300           60         56         6.342
   565,000.00    7.625      7.125      360         359           300             300           60         59         7.125
22,982,424.93    7.678      7.178      360         358           300             300           60         58         6.079
 2,427,423.66    7.530      7.030      360         357           300             300           60         57         5.836
   691,000.00    8.981      8.481      360         359           300             300           60         59         6.131
 1,413,814.00    6.990      6.490      360         357           300             300           60         57         5.880
11,058,538.15    7.349      6.849      360         359           300             300           60         59         5.493
   292,683.00    6.950      6.450      360         356           300             300           60         56         5.349
   189,785.80   10.800     10.300      360         357           360             357            0          0        10.550
 1,680,145.83    8.242      7.742      360         356           360             356            0          0         6.537
   556,748.64    7.887      7.387      360         357           360             357            0          0         6.204
   179,642.55    8.100      7.600      360         357           360             357            0          0         6.290
 1,265,787.18    8.235      7.735      360         356           300             300           60         56         6.383
   144,000.00    7.950      7.450      360         355           300             300           60         55         5.484
   166,400.00    7.600      7.100      360         358           300             300           60         58         5.610
   168,000.00    7.600      7.100      360         355           300             300           60         55         5.999

                                                                    NUMBER OF
                                                                      MONTHS                      ORIGINAL
               INITIAL                                    RATE      UNTIL NEXT                   MONTHS TO
                RATE                                     CHANGE        RATE                      PREPAYMENT
   CURRENT     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     CHARGE
 BALANCE($)    CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE          INDEX       EXPIRATION
-------------  -------   --------   -------   -------   ---------   ----------   -------------   ----------
 1,021,549.61   2.370     1.000     13.974     7.974        6           35             6 Month       24
                                                                                 LIBOR........
 6,125,736.13   2.196     1.022     13.688     7.644        6           34             6 Month       36
                                                                                 LIBOR........
   664,544.08   3.000     1.000     14.821     8.821        6           33             6 Month       60
                                                                                 LIBOR........
 1,271,389.66   3.000     1.000     14.695     7.159        6           56             6 Month       36
                                                                                 LIBOR........
   703,025.50   1.000     1.000     14.428     7.428        6            3             6 Month       24
                                                                                 LIBOR........
   725,143.90   1.000     1.000     13.173     6.173        6            2             6 Month       36
                                                                                 LIBOR........
   321,799.99   2.748     1.000     14.276     6.895        6           17             6 Month       24
                                                                                 LIBOR........
 1,488,000.00   2.720     1.000     13.858     7.670        6           20             6 Month       12
                                                                                 LIBOR........
   565,000.00   3.000     1.500     14.625     7.625        6           23             6 Month       13
                                                                                 LIBOR........
22,982,424.93   2.781     1.045     14.285     7.554        6           22             6 Month       24
                                                                                 LIBOR........
 2,427,423.66   3.000     1.000     14.530     7.530        6           21             6 Month       36
                                                                                 LIBOR........
   691,000.00   2.427     1.000     14.981     7.278        6           35             6 Month       12
                                                                                 LIBOR........
 1,413,814.00   2.646     1.162     13.314     6.990        6           33             6 Month       24
                                                                                 LIBOR........
11,058,538.15   2.140     1.035     13.460     7.349        6           35             6 Month       36
                                                                                 LIBOR........
   292,683.00   3.000     1.000     13.950     6.950        6           56             6 Month       36
                                                                                 LIBOR........
   189,785.80   2.000     2.000     16.800    10.800       12           21              1 Year       24
                                                                                 LIBOR........
 1,680,145.83   2.917     1.000     14.751     7.622        6           20             6 Month       24
                                                                                 LIBOR........
   556,748.64   3.000     1.000     14.887     7.887        6           33             6 Month       36
                                                                                 LIBOR........
   179,642.55   3.000     1.000     15.100     8.100        6           57             6 Month       36
                                                                                 LIBOR........
 1,265,787.18   3.000     1.064     14.657     6.946        6           20             6 Month       24
                                                                                 LIBOR........
   144,000.00   3.000     1.000     14.950     7.950        6           19             6 Month       36
                                                                                 LIBOR........
   166,400.00   3.000     1.000     14.600     7.600        6           34             6 Month       36
                                                                                 LIBOR........
   168,000.00   3.000     1.000     14.600     7.600        6           55             6 Month       36
                                                                                 LIBOR........

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS A-1                              CLASS A-2A
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................     99     79     74      61      47       99     58     48      22       0
June 25, 2008.....................     98     50     39      15       0       98      2      0       0       0
June 25, 2009.....................     98     30     18       0       0       97      0      0       0       0
June 25, 2010.....................     97     25     18       0       0       96      0      0       0       0
June 25, 2011.....................     96     19     13       0       0       94      0      0       0       0
June 25, 2012.....................     95     14      9       0       0       93      0      0       0       0
June 25, 2013.....................     94     11      7       0       0       91      0      0       0       0
June 25, 2014.....................     93      8      5       0       0       89      0      0       0       0
June 25, 2015.....................     91      7      4       0       0       87      0      0       0       0
June 25, 2016.....................     90      5      3       0       0       84      0      0       0       0
June 25, 2017.....................     88      4      2       0       0       81      0      0       0       0
June 25, 2018.....................     86      3      2       0       0       78      0      0       0       0
June 25, 2019.....................     84      3      1       0       0       75      0      0       0       0
June 25, 2020.....................     82      2      1       0       0       71      0      0       0       0
June 25, 2021.....................     77      2      *       0       0       50      0      0       0       0
June 25, 2022.....................     74      1      0       0       0       46      0      0       0       0
June 25, 2023.....................     71      1      0       0       0       41      0      0       0       0
June 25, 2024.....................     68      *      0       0       0       35      0      0       0       0
June 25, 2025.....................     65      *      0       0       0       29      0      0       0       0
June 25, 2026.....................     61      0      0       0       0       22      0      0       0       0
June 25, 2027.....................     56      0      0       0       0       14      0      0       0       0
June 25, 2028.....................     51      0      0       0       0        5      0      0       0       0
June 25, 2029.....................     46      0      0       0       0        0      0      0       0       0
June 25, 2030.....................     40      0      0       0       0        0      0      0       0       0
June 25, 2031.....................     35      0      0       0       0        0      0      0       0       0
June 25, 2032.....................     31      0      0       0       0        0      0      0       0       0
June 25, 2033.....................     26      0      0       0       0        0      0      0       0       0
June 25, 2034.....................     21      0      0       0       0        0      0      0       0       0
June 25, 2035.....................     15      0      0       0       0        0      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  20.86   3.19   2.51    1.31    1.03    15.32   1.18   1.01    0.73    0.59

---------------

* Less than 0.5% but greater than 0.0%.

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS A-2B                             CLASS A-2C
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................    100    100    100     100      84      100    100    100     100     100
June 25, 2008.....................    100    100     41       0       0      100    100    100      21       0
June 25, 2009.....................    100      0      0       0       0      100     91     37       0       0
June 25, 2010.....................    100      0      0       0       0      100     69     37       0       0
June 25, 2011.....................    100      0      0       0       0      100     42     16       0       0
June 25, 2012.....................    100      0      0       0       0      100     23      0       0       0
June 25, 2013.....................    100      0      0       0       0      100      8      0       0       0
June 25, 2014.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2015.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2016.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2017.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2018.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2019.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2020.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2021.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2022.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2023.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2024.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2025.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2026.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2027.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2028.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2029.....................     86      0      0       0       0      100      0      0       0       0
June 25, 2030.....................     52      0      0       0       0      100      0      0       0       0
June 25, 2031.....................     22      0      0       0       0      100      0      0       0       0
June 25, 2032.....................      0      0      0       0       0       98      0      0       0       0
June 25, 2033.....................      0      0      0       0       0       78      0      0       0       0
June 25, 2034.....................      0      0      0       0       0       55      0      0       0       0
June 25, 2035.....................      0      0      0       0       0       30      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  24.16   2.47   2.01    1.50    1.14    28.15   4.91   3.50    1.91    1.54

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS A-2D                             CLASS M-1
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2008.....................    100    100    100     100       0      100    100    100     100     100
June 25, 2009.....................    100    100    100       0       0      100    100    100     100     100
June 25, 2010.....................    100    100    100       0       0      100     67     58     100      62
June 25, 2011.....................    100    100    100       0       0      100     50     34     100      34
June 25, 2012.....................    100    100    100       0       0      100     38     24      61      16
June 25, 2013.....................    100    100     68       0       0      100     29     17      38       3
June 25, 2014.....................    100     93     47       0       0      100     22     12      25       0
June 25, 2015.....................    100     69     32       0       0      100     17      9      12       0
June 25, 2016.....................    100     51     21       0       0      100     13      6       3       0
June 25, 2017.....................    100     38     14       0       0      100     10      5       0       0
June 25, 2018.....................    100     28      8       0       0      100      8      3       0       0
June 25, 2019.....................    100     21      4       0       0      100      6      2       0       0
June 25, 2020.....................    100     15      *       0       0      100      5      0       0       0
June 25, 2021.....................    100      6      0       0       0      100      3      0       0       0
June 25, 2022.....................    100      3      0       0       0      100      0      0       0       0
June 25, 2023.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2024.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2025.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2026.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2027.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2028.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2029.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2030.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2031.....................    100      0      0       0       0       95      0      0       0       0
June 25, 2032.....................    100      0      0       0       0       84      0      0       0       0
June 25, 2033.....................    100      0      0       0       0       71      0      0       0       0
June 25, 2034.....................    100      0      0       0       0       56      0      0       0       0
June 25, 2035.....................    100      0      0       0       0       40      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  29.83   10.78  8.45    2.39    1.79    28.08   6.16   5.33    6.88    4.70

---------------

* Less than 0.5% but greater than 0.0%.

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS M-2                              CLASS M-3
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2008.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2009.....................    100    100    100     100      41      100    100    100     100      14
June 25, 2010.....................    100     67     49     100       7      100     67     49      20       7
June 25, 2011.....................    100     50     34      13       4      100     50     34      12       4
June 25, 2012.....................    100     38     24       7       0      100     38     24       7       0
June 25, 2013.....................    100     29     17       4       0      100     29     17       4       0
June 25, 2014.....................    100     22     12       *       0      100     22     12       0       0
June 25, 2015.....................    100     17      9       0       0      100     17      9       0       0
June 25, 2016.....................    100     13      6       0       0      100     13      6       0       0
June 25, 2017.....................    100     10      5       0       0      100     10      5       0       0
June 25, 2018.....................    100      8      3       0       0      100      8      1       0       0
June 25, 2019.....................    100      6      0       0       0      100      6      0       0       0
June 25, 2020.....................    100      5      0       0       0      100      5      0       0       0
June 25, 2021.....................    100      1      0       0       0      100      0      0       0       0
June 25, 2022.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2023.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2024.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2025.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2026.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2027.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2028.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2029.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2030.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2031.....................     95      0      0       0       0       95      0      0       0       0
June 25, 2032.....................     84      0      0       0       0       84      0      0       0       0
June 25, 2033.....................     71      0      0       0       0       71      0      0       0       0
June 25, 2034.....................     56      0      0       0       0       56      0      0       0       0
June 25, 2035.....................     40      0      0       0       0       40      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  28.08   6.13   5.19    4.73    3.11    28.08   6.12   5.10    4.21    2.74

---------------

* Less than 0.5% but greater than 0.0%.

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS M-4                              CLASS M-5
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2008.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2009.....................    100    100    100     100      14      100    100    100     100      14
June 25, 2010.....................    100     67     49      20       7      100     67     49      20       7
June 25, 2011.....................    100     50     34      12       0      100     50     34      12       0
June 25, 2012.....................    100     38     24       7       0      100     38     24       7       0
June 25, 2013.....................    100     29     17       4       0      100     29     17       0       0
June 25, 2014.....................    100     22     12       0       0      100     22     12       0       0
June 25, 2015.....................    100     17      9       0       0      100     17      9       0       0
June 25, 2016.....................    100     13      6       0       0      100     13      6       0       0
June 25, 2017.....................    100     10      5       0       0      100     10      1       0       0
June 25, 2018.....................    100      8      0       0       0      100      8      0       0       0
June 25, 2019.....................    100      6      0       0       0      100      6      0       0       0
June 25, 2020.....................    100      5      0       0       0      100      0      0       0       0
June 25, 2021.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2022.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2023.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2024.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2025.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2026.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2027.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2028.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2029.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2030.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2031.....................     95      0      0       0       0       95      0      0       0       0
June 25, 2032.....................     84      0      0       0       0       84      0      0       0       0
June 25, 2033.....................     71      0      0       0       0       71      0      0       0       0
June 25, 2034.....................     56      0      0       0       0       56      0      0       0       0
June 25, 2035.....................     40      0      0       0       0       40      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  28.08   6.09   5.05    3.98    2.57    28.08   6.07   4.99    3.81    2.46

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS M-6                              CLASS B-1
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2008.....................    100    100    100     100     100      100    100    100     100      35
June 25, 2009.....................    100    100    100     100      14      100    100    100      84      14
June 25, 2010.....................    100     67     49      20       7      100     67     49      20       4
June 25, 2011.....................    100     50     34      12       0      100     50     34      12       0
June 25, 2012.....................    100     38     24       7       0      100     38     24       3       0
June 25, 2013.....................    100     29     17       0       0      100     29     17       0       0
June 25, 2014.....................    100     22     12       0       0      100     22     12       0       0
June 25, 2015.....................    100     17      9       0       0      100     17      9       0       0
June 25, 2016.....................    100     13      6       0       0      100     13      0       0       0
June 25, 2017.....................    100     10      0       0       0      100     10      0       0       0
June 25, 2018.....................    100      8      0       0       0      100      6      0       0       0
June 25, 2019.....................    100      3      0       0       0      100      0      0       0       0
June 25, 2020.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2021.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2022.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2023.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2024.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2025.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2026.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2027.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2028.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2029.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2030.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2031.....................     95      0      0       0       0       95      0      0       0       0
June 25, 2032.....................     84      0      0       0       0       84      0      0       0       0
June 25, 2033.....................     71      0      0       0       0       71      0      0       0       0
June 25, 2034.....................     56      0      0       0       0       56      0      0       0       0
June 25, 2035.....................     40      0      0       0       0       40      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  28.08   6.03   4.94    3.68    2.40    28.08   5.97   4.89    3.56    2.33

              PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                             MODEL SET FORTH BELOW

                                                 CLASS B-2                              CLASS B-3
                                    ------------------------------------   ------------------------------------
DISTRIBUTION DATE                    0%     80%    100%    150%    200%     0%     80%    100%    150%    200%
-----------------                   -----   ----   -----   -----   -----   -----   ----   -----   -----   -----
Initial...........................    100    100    100     100     100      100    100    100     100     100
June 25, 2007.....................    100    100    100     100     100      100    100    100     100     100
June 25, 2008.....................    100    100    100     100      33      100    100    100     100      33
June 25, 2009.....................    100    100    100      35      14      100    100    100      35      14
June 25, 2010.....................    100     67     49      20       0      100     67     49      20       0
June 25, 2011.....................    100     50     34      12       0      100     50     34       5       0
June 25, 2012.....................    100     38     24       0       0      100     38     24       0       0
June 25, 2013.....................    100     29     17       0       0      100     29     17       0       0
June 25, 2014.....................    100     22     12       0       0      100     22      8       0       0
June 25, 2015.....................    100     17      3       0       0      100     17      0       0       0
June 25, 2016.....................    100     13      0       0       0      100     10      0       0       0
June 25, 2017.....................    100      8      0       0       0      100      0      0       0       0
June 25, 2018.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2019.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2020.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2021.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2022.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2023.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2024.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2025.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2026.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2027.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2028.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2029.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2030.....................    100      0      0       0       0      100      0      0       0       0
June 25, 2031.....................     95      0      0       0       0       95      0      0       0       0
June 25, 2032.....................     84      0      0       0       0       84      0      0       0       0
June 25, 2033.....................     71      0      0       0       0       71      0      0       0       0
June 25, 2034.....................     56      0      0       0       0       56      0      0       0       0
June 25, 2035.....................     40      0      0       0       0       40      0      0       0       0
June 25, 2036.....................      0      0      0       0       0        0      0      0       0       0
Weighted Average Life in Years (to
  maturity).......................  28.08   5.89   4.80    3.46    2.30    28.08   5.79   4.71    3.36    2.24

HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

      Based upon the Modeling Assumptions and assuming further that the Fixed Rate Mortgage Loans prepay at a constant rate of 20% HEP and the Adjustable Rate Mortgage Loans prepay at a constant rate of 100% PPC, the following table indicates the related Available Funds Cap under such an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the Fixed Rate Mortgage Loans will occur at a constant rate of 20% HEP or any other constant rate or that prepayments on the Adjustable Rate Mortgage Loans will occur at a constant rate of 100% PPC or at any other constant rate. There is no assurance, therefore, of whether or to what extent the actual weighted average Net Mortgage Rate of the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for such Distribution Date in the following table.

                                            SUBORDINATE                            SUBORDINATE
                    CLASS A-1   CLASS A-2   CERTIFICATE    CLASS A-1   CLASS A-2   CERTIFICATE                  CLASS A-1
                    AVAILABLE   AVAILABLE    AVAILABLE     AVAILABLE   AVAILABLE    AVAILABLE                   AVAILABLE
                      FUNDS       FUNDS        FUNDS         FUNDS       FUNDS        FUNDS                       FUNDS
     DISTRIBUTION    CAP (%)     CAP (%)      CAP (%)       CAP (%)     CAP (%)      CAP (%)     DISTRIBUTION    CAP (%)
         DATE        (1)(3)      (1)(4)        (1)(5)       (2)(3)      (2)(4)       (2)(5)          DATE        (1)(3)
     ------------   ---------   ---------   ------------   ---------   ---------   -----------   ------------   ---------
     7/25/2006..      8.255       8.390         8.313        8.255       8.390        8.313       10/25/2009      9.646
     8/25/2006..      7.457       7.579         7.509       10.003      10.603        9.491       11/25/2009      9.603
     9/25/2006..      7.459       7.581         7.510       10.004      10.602        9.491       12/25/2009      9.906
     10/25/2006..     7.708       7.840         7.764       10.004      10.600        9.491        1/25/2010      9.621
     11/25/2006..     7.460       7.588         7.514       10.003      10.600        9.491        2/25/2010      9.609
     12/25/2006..     7.709       7.841         7.765       10.004      10.598        9.491        3/25/2010     10.478
     1/25/2007..      7.460       7.589         7.515       21.114      21.243       21.168        4/25/2010      9.589
     2/25/2007..      7.461       7.590         7.515       20.903      21.032       20.957        5/25/2010      9.903
     3/25/2007..      7.783       7.929         7.845       20.967      21.112       21.028        6/25/2010      9.624
     4/25/2007..      7.464       7.599         7.521       20.392      20.528       20.450        7/25/2010      9.893
     5/25/2007..      7.583       7.725         7.643       20.186      20.327       20.246        8/25/2010      9.601
     6/25/2007..      7.466       7.604         7.524       19.735      19.874       19.794        9/25/2010      9.589
     7/25/2007..      7.593       7.737         7.654       19.473      19.618       19.534       10/25/2010      9.859
     8/25/2007..      7.468       7.609         7.528       18.995      19.137       19.055       11/25/2010      9.565
     9/25/2007..      7.473       7.614         7.533       18.645      18.786       18.705       12/25/2010      9.872
     10/25/2007..     7.613       7.763         7.676       18.432      18.583       18.496        1/25/2011      9.541
     11/25/2007..     7.477       7.627         7.540       17.991      18.142       18.055        2/25/2011      9.529
     12/25/2007..     7.621       7.781         7.689       17.818      17.978       17.886        3/25/2011     10.540
     1/25/2008..      7.478       7.635         7.544       17.400      17.556       17.466        4/25/2011      9.508
     2/25/2008..      7.483       7.648         7.552       17.142      17.308       17.212        5/25/2011      9.815
     3/25/2008..      7.803       8.607         8.143       17.206      18.010       17.546        6/25/2011      9.486
     4/25/2008..      8.064       8.511         8.253       17.248      17.698       17.438        7/25/2011      9.790
     5/25/2008..      8.667       9.174         8.881       17.492      17.996       17.705        8/25/2011      9.462
     6/25/2008..      8.479       8.991         8.696       16.877      17.385       17.092        9/25/2011      9.450
     7/25/2008..      8.672       9.217         8.903       16.632      17.175       16.861       10/25/2011      9.753
     8/25/2008..      8.473       9.007         8.699       16.067      16.600       16.292       11/25/2011      9.426
     9/25/2008..      8.474       9.142         8.757       15.711      16.449       16.023       12/25/2011      9.728
     10/25/2008..     8.822       9.446         9.086       15.806      16.455       16.081        1/25/2012      9.402
     11/25/2008..     8.725       9.372         8.999       15.471      16.121       15.746        2/25/2012      9.390
     12/25/2008..     8.947       9.627         9.234       15.445      16.126       15.733        3/25/2012     10.024
     1/25/2009..      8.717       9.380         8.998       15.140      15.804       15.420        4/25/2012      9.365
     2/25/2009..      8.713       9.379         8.995       15.337      16.007       15.620        5/25/2012      9.664
     3/25/2009..      9.410      10.188         9.739       16.096      17.074       16.509        6/25/2012      9.340
     4/25/2009..      8.742       9.589         9.100       15.400      16.336       15.796        7/25/2012      9.639
     5/25/2009..      9.581      10.139         9.817       16.136      16.797       16.415        8/25/2012      9.316
     6/25/2009..      9.416      10.013         9.668       15.674      16.375       15.970        9/25/2012      9.303
     7/25/2009..      9.664      10.286         9.927       15.616      16.347       15.925       10/25/2012      9.601
     8/25/2009..      9.398      10.004         9.654       15.065      15.779       15.367       11/25/2012      9.278
     9/25/2009..      9.389      10.005         9.649       14.832      15.746       15.218       12/25/2012      9.575
                                                                                                   1/25/2013      9.254

                 SUBORDINATE                            SUBORDINATE
     CLASS A-2   CERTIFICATE   CLASS A-1   CLASS A-2    CERTIFICATE
     AVAILABLE    AVAILABLE    AVAILABLE   AVAILABLE     AVAILABLE
       FUNDS        FUNDS        FUNDS       FUNDS         FUNDS
      CAP (%)      CAP (%)      CAP (%)     CAP (%)       CAP (%)
      (1)(4)       (1)(5)       (2)(3)       (2)(4)       (2)(5)
     ---------   -----------   ---------   ----------   -----------
      10.332        9.936       15.100       15.999       15.480
      10.155        9.837       15.033       15.794       15.355
      10.501       10.158       15.214       16.033       15.561
      10.202        9.867       14.777       15.576       15.115
      10.196        9.858       14.645       15.451       14.987
      11.131       10.755       15.484       16.519       15.923
      10.187        9.843       14.538       15.480       14.937
      10.512       10.161       15.086       15.928       15.443
      10.227        9.880       14.718       15.560       15.076
      10.521       10.160       14.938       15.815       15.311
      10.213        9.862       14.531       15.385       14.894
      10.207        9.852       14.440       15.303       14.808
      10.502       10.133       14.677       15.631       15.084
      10.193        9.833       14.505       15.311       14.849
      10.525       10.151       11.325       12.188       11.693
      10.179        9.814       10.938       11.779       11.297
      10.173        9.804       10.917       11.764       11.279
      11.267       10.851       12.065       13.022       12.475
      10.174        9.793       10.880       11.792       11.270
      10.505       10.111       11.415       12.253       11.774
      10.159        9.775       11.061       11.895       11.419
      10.490       10.091       11.406       12.274       11.779
      10.145        9.755       11.015       11.861       11.378
      10.140        9.747       10.992       11.847       11.360
      10.471       10.062       11.335       12.225       11.718
      10.126        9.728       10.947       11.813       11.320
      10.455       10.042       11.288       12.188       11.676
      10.111        9.708       10.900       11.777       11.279
      10.103        9.698       10.877       11.759       11.258
      10.791       10.356       11.603       12.554       12.015
      10.088        9.678       10.831       11.727       11.219
      10.416        9.991       11.168       12.099       11.572
      10.072        9.658       10.785       11.691       11.179
      10.400        9.970       11.120       12.061       11.530
      10.057        9.639       10.738       11.654       11.137
      10.049        9.629       10.715       11.639       11.118
      10.376        9.940       11.048       12.009       11.468
      10.033        9.609       10.669       11.603       11.078
      10.360        9.919       11.001       11.970       11.426
      10.018        9.590       10.622       11.565       11.037

---------------

(1) Assumes no losses, the occurrence of an optional termination on the Auction Termination Date, 20% HEP for the Fixed Rate Mortgage Loans and 100% PPC for the Adjustable Rate Mortgage Loans, and One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR all remain constant at 5.2172%, 5.4189% and 5.5177%, respectively.

(2) Assumes no losses, the occurrence of an optional termination on the Auction Termination Date, 20% HEP for the Fixed Rate Mortgage Loans and 100% PPC for the Adjustable Rate Mortgage Loans, and One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR are 5.2172%, 5.4189% and 5.5177%, respectively, for the first Distribution Date and all increase to and remain constant at 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the related Available Funds Cap.

(3) The Class A-1 Available Funds Cap for purposes of the table above means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group One Mortgage Loans at their Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group One Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group One Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty, divided by (y) the aggregate Stated Principal Balance of the Group One Mortgage Loans as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(4) The Class A-2 Available Funds Cap for purposes of the table above means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group Two Mortgage Loans at their Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group Two Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group Two Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty, divided by (y) the aggregate Stated Principal Balance of the Group Two Mortgage Loans as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(5) The Subordinate Certificate Available Funds Cap for purposes of the table above applies only to the Subordinate Certificates and means a per annum rate equal to the weighted average of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap, (weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of each Mortgage Group, the current Certificate Principal Balance of the Class A-1 and Class R Certificates, in the case of Group One, or the Class A-2 Certificates, in the case of Group Two).

ADDITIONAL INFORMATION

      The Depositor has filed additional yield tables and other computational materials (including a free writing prospectus supplement) with respect to the certificates with the Securities and Exchange Commission in a report on Form 8-K. Those tables and materials were prepared by the underwriter for prospective investors who made requests for that additional information. Those tables and assumptions may be based on assumptions that differ from the Modeling Assumptions. Accordingly, those tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                        FEDERAL INCOME TAX CONSEQUENCES

      For federal income tax purposes, the Trust Fund will include multiple segregated asset pools, with respect to which elections will be made to treat each as a separate REMIC. The Trust Fund will also include (x) a grantor trust that will hold the Class C Certificates, the Cap Contract Account and the rights to payments under the Cap Contracts, the Supplemental Interest Trust and the rights and obligations under the Swap Agreement and certain obligations with respect to excess interest payments described below and (y) a grantor trust that will hold the rights to prepayment charges. The assets of the lowest-tier REMIC will consist of the Mortgage Loans and all other property in the Trust Fund except for (i) interests issued by any of the REMICs, (ii) prepayment charges received with respect to the Mortgage Loans, (iii) the Cap Contracts, the Swap Agreement, the Cap Contract Account and the Supplemental Interest Trust and (iv) the interests in the grantor trusts described above. Each class of the Offered Certificates (other than the Class R Certificate) will represent the beneficial ownership of the corresponding regular interest of the highest-tier REMIC. The Class R Certificate will represent the beneficial ownership of the residual interest in each of the REMICs.

      For federal income tax purposes, each of the interests in the highest-tier REMIC that corresponds to an Offered Certificate will be subject to a cap equal to the related Available Funds Cap with the following modifications: (i) the notional balance of the Swap Agreement for each Distribution Date will be treated as limited to, and in certain cases less than, the Stated Principal Balance of the Mortgage Loans as of the preceding Distribution Date; (ii) amounts owed to the Swap Counterparty will be allocated among the Mortgage Groups pro rata based on their relative sizes as of the Cut-off Date (rather than on an ongoing basis); and (iii) any Swap Termination Payment will be treated as being payable solely from Net Excess Cashflow. Such interests in the highest-tier REMIC shall not be entitled to reimbursement for shortfalls caused by such interest rate cap. In addition to representing the beneficial ownership of the corresponding interest of the highest-tier REMIC, each of the Offered Certificates will also represent the beneficial ownership of any excess of the interest distributable on such class over the interest that would have accrued on the corresponding class of interest had each of the Offered Certificates been subject to the interest rate cap described in the preceding sentence (such excess, "excess interest payments"). Further, in addition to ownership of the corresponding interest in the highest-tier REMIC and the right to receive excess interest payments, each of the Offered Certificates will also represent the obligation under a notional principal contract to pay any excess of the interest distributable on such interest in the highest-tier REMIC over the interest distributable on such Offered Certificate (such excess also, "excess interest payments"). The rights and obligations with respect to excess interest payments associated with the Offered Certificates will not, for federal income tax purposes, be treated as interests in a REMIC.

      Upon the issuance of the Offered Certificates, Dechert LLP will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, and the accuracy of certain representations made in the Pooling and Servicing Agreement and the transfer agreements with respect to the Mortgage Loans and certain representations made by the Sponsor, for federal income tax purposes, each of the REMICs will qualify as a REMIC within the meaning of Section 860D of the Code and the grantor trusts will qualify as such under subpart E, Part I of Subchapter J of the Code.

      Holders of Subordinate Certificates may be required to accrue income currently even though their distributions may be reduced due to defaults and delinquencies on the related Mortgage Loans. See "Material Federal Income Tax Consequences" in the prospectus.

      The current backup withholding rate is 28%. This rate is scheduled to adjust after 2010.

TAXATION OF THE BASIS RISK ARRANGEMENTS

      General. Each holder of an Offered Certificate will be treated for federal income tax purposes as having entered into, on the date it purchases its Offered Certificate, one or more notional principal contracts whereby it has the right to receive and the obligation to make payments with respect to excess interest payments (a "basis risk arrangement").

      In general, the holders of the Offered Certificates must allocate the price they pay for their certificates between their interest in the highest-tier REMIC and their basis risk arrangement based on their relative fair market values. To the extent a basis risk arrangement is determined to have a value on the Closing Date that is greater than zero, a portion of such purchase price will be allocable to such basis risk arrangement, and such portion will be treated as a non-periodic payment on a notional principal contract paid by the holders of the Offered Certificates. A holder of an Offered Certificate will be required to amortize the non-periodic payment under one of the methods set forth in the Swap Regulations. Prospective purchasers of the Offered Certificates should consult their own tax advisors regarding the appropriate method of amortizing any non-periodic payment.

      Under the Swap Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received in connection with the right to receive excess interest payments must be netted against periodic payments made in connection with the obligation to make excess interest payments and payments, if any, deemed made as a result of the non-periodic payments described above over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a notional principal contract for a taxable year should, and under recently proposed regulations would, constitute ordinary income or ordinary deduction. The proposed regulations referred to in the preceding sentence are proposed to be effective thirty days after they are published as final regulations. It is not known whether the proposed regulations will be adopted as final regulations or, if so, whether they will be adopted in their current form. The IRS could contend the amount of net income or deduction is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Individuals may be limited in their ability to deduct any such net deduction and should consult their tax advisors prior to investing in the Offered Certificates.

      Termination Payments. Any amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be allocated to the selling beneficial owner's rights to receive excess interest payments in connection with the sale or exchange of an Offered Certificate would be considered under the Swap Regulations a "termination payment". Any reduction in the amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be attributable to the selling beneficial owner's obligation to make excess interest payments would be considered under the Swap Regulations a "termination payment". A holder of an Offered Certificate will have gain or loss from such a termination of the basis risk arrangement equal to (i) any termination payment it received or is deemed to have received minus (ii) any termination payment it has paid or is deemed to have paid and the unamortized portion of any non-periodic payment paid (or deemed paid) by the beneficial owner upon entering into or acquiring its basis risk arrangement.

      Gain or loss realized upon the termination of a right to receive excess interest payments generally will be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss, or a portion thereof, as ordinary.

      Application of the Straddle Rules. The Offered Certificates, representing beneficial ownership of the corresponding regular interest and the right to receive excess interest payments, may constitute positions in a straddle, in which case, the straddle rules of Section 1092 of the Code would apply. If the straddle rules apply, a selling beneficial owner's capital gain or loss with respect to such corresponding regular interest would be short-term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the right to receive excess interest payments would be short-term. If the holder of an Offered Certificate incurred or continued indebtedness to acquire or hold such Offered Certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the right to receive excess interest payments.

      Investors are urged to consult their own tax advisors regarding the appropriate tax treatment of the right to receive excess interest payments.

ORIGINAL ISSUE DISCOUNT AND AMORTIZABLE BOND PREMIUM

      The portions of the Offered Certificates (other than the Class R Certificate) representing REMIC regular interests may be treated as being issued with original issue discount. For purposes of determining the amount and rate of accrual of original issue discount and market discount, the Depositor intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to 100% of the applicable prepayment model, as described above. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus.

      The portions of other classes of the Offered Certificates (other than the Class R Certificate) representing REMIC regular interests may be treated as being issued at a premium. If this occurs, the holders of such Offered Certificates may elect under Section 171 of the Code to amortize that premium under the constant yield method and to treat that amortizable premium as an offset to interest income on such regular interests. This election, however, applies to all the certificateholder's debt instruments held during or after the first taxable year in which the election is first made, may not be revoked without IRS consent and should only be made after consulting with a tax advisor.

      If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, such certificateholder will be permitted to offset such excess amounts only against the respective future income, if any, from the REMIC regular interest represented by such certificate. Although the tax treatment is uncertain, a certificateholder may be permitted to deduct a loss to the extent that such holder's respective remaining basis in the REMIC regular interest represented by such certificate exceeds the maximum amount of future payments to which such holder is entitled with respect to its REMIC regular interest, assuming no further Principal Prepayments on the Mortgage Loans are received. Although the matter is not free from doubt, any such loss might be treated as a capital loss.

SPECIAL TAX ATTRIBUTES OF THE OFFERED CERTIFICATES

      For purposes of this discussion, the "REMIC assets" of the Trust Fund includes all assets of the Trust Fund other than (i) rights under the Cap Contracts and the Cap Contract Account, (ii) rights under the Swap Agreement and the Supplemental Interest Trust and (iii) rights to receive prepayment charges with respect to the Mortgage Loans.

      As is described more fully under "Material Federal Income Tax Consequences" in the prospectus, the REMIC interests represented by the Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the REMIC assets of the Trust Fund would be so treated; provided, however, that if at least 95% of the REMIC assets of the Trust Fund are assets described in Section 7701(a)(19)(C)(i)-(x) of the Code, the REMIC interests represented by the Offered Certificates will be treated in their entirety as assets described in Section 7701(a)(19)(C) of the Code.

      The REMIC interests represented by the Offered Certificates will be treated as "real estate assets" under Section 856(c)(5)(B) of the Code in the same proportion that the REMIC assets of the Trust Fund would be so treated; provided, however, that if at least 95% of the REMIC assets of the Trust Fund are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, then the REMIC interests represented by the Offered Certificates will be treated in their entirety as "real estate assets" under Section 856(c)(5)(B) of the Code. Interest on the REMIC interests represented by the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code in the same proportion that income from the REMIC assets of the Trust Fund is income described in Section 856(c)(3)(B) of the Code; provided, however, that if at least 95% of the REMIC assets of the Trust Fund are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, then all interest on the REMIC interests represented by the Offered Certificates, will be treated as "interest on obligations secured by mortgages on real property" within the meaning of
Section 856(c)(3)(B) of the Code.

      The portion of any Offered Certificate representing a basis risk arrangement will not be treated as a "real estate asset" under Section 856(c)(5)(B) of the Code or as a qualifying asset under Section 860G(a)(3) or
Section 7701(a)(19)(C) of the Code and income with respect to such portion will not be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

      The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions." In general, subject to specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the certificates. It is not anticipated that the Issuing Entity will engage in any prohibited transactions in which it would recognize a material amount of net income.

      In addition, contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property. The Issuing Entity will not accept contributions that would subject it to such tax.

      In addition, a trust fund that elects to be treated as a REMIC may be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income derived from foreclosure property, including gain from the sale of a foreclosure property, other than qualifying rents and other income or gain that would be qualifying income for a real estate investment trust. It is not anticipated that the Issuing Entity will recognize net income from foreclosure property subject to federal income tax.

      Where the above-referenced prohibited transactions tax, tax on contributions to a trust fund, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC arises out of a breach of the Servicer's or the Trustee's obligations, as the case may be, under the Pooling and Servicing Agreement and in respect of compliance with then applicable law, such tax will be borne by the Servicer or the Trustee in either case out of its own funds. In the event that either the Servicer or the Trustee, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be paid by the Issuing Entity first with amounts that might otherwise be distributable to the holders of certificates in the manner provided in the Pooling and Servicing Agreement. It is not anticipated that any material state or local income or franchise tax will be imposed on the Issuing Entity.

      For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences--REMICs" in the prospectus.

CLASS R CERTIFICATE

      The holder of the Class R Certificate must include the taxable income or loss of the REMICs in determining its federal taxable income. The Class R Certificate will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the Class R Certificate holder's REMIC taxable income and the tax liability thereon may exceed, and may substantially exceed, cash distributions to such holder during certain periods, in which event, the holder thereof must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the REMICs includable by the holder of the Class R Certificate will be treated as "excess inclusion" income, resulting in (i) the inability of such holder to use net operating losses to offset such income from the REMICs, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

      The Class R Certificate will be considered to represent "noneconomic residual interests," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of the transfer was to impede the assessment or collection of tax. All transfers of the Class R Certificate will be subject to certain restrictions intended to reduce the possibility of any such transfer being disregarded. Such restrictions include requirements that (i) the transferor represent that it has conducted an investigation of the transferee and made certain findings regarding whether the transferee has historically paid its debts when they become due, (ii) the proposed transferee make certain representations regarding its understanding that as the holder of a Class R Certificate the transferee may incur tax liabilities in excess of the cashflow from the Class R Certificate and its intention to pay the taxes associated with holding the Class R Certificate as they become due and (iii) the proposed transferee agree that it will not transfer the Class R Certificate to any person unless that person agrees to comply with the same restrictions on future transfers. See "Description of the Certificates--Restrictions on Transfer of the Class R Certificate" in this prospectus supplement and "Material Federal Income Tax Consequences-- Tax-Related Restrictions on Transfers of REMIC Residual Certificates" in the prospectus.

      An individual, trust or estate that holds the Class R Certificate (whether such Class R Certificate is held directly or indirectly through certain pass-through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, Servicing Fees on the Mortgage Loans and other administrative expenses of the Issuing Entity in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. In addition, some portion of a purchaser's basis, if any, in the Class R Certificate may not be recovered until termination of the Trust Fund. Furthermore, the federal income tax consequences of any consideration paid to a transferee on a transfer of the Class R Certificate are unclear. Recently issued regulations require an acquiror or transferee of a noneconomic residual interest to recognize as income any fee received to induce such person to become a holder of such interest over a period reasonably related to the period during which the applicable REMIC is expected to generate taxable income or net loss in a manner that reasonably reflects the after-tax costs and benefits (without regard to such fee) of holding such interest. The regulations provide two safe harbor methods that satisfy this requirement. Under one method, the fee is recognized in accordance with the method of accounting, and over the same period, that the taxpayer uses for financial reporting purposes, provided that the fee is included in income for financial reporting purposes over a period that is not shorter than the period during which the applicable REMIC is expected to generate taxable income. Under a second method, the fee is recognized ratably over the anticipated weighted average life of the applicable REMIC (as determined under applicable Treasury regulations) remaining as of the date of acquisition of the noneconomic residual interest. The IRS may provide additional safe harbor methods in future guidance. Once a taxpayer adopts a particular method of accounting for such fees, the taxpayer generally may not change to a different method without consent of the IRS. Under the regulations, if any portion of such a fee has not been recognized in full by the time the holder of a noneconomic residual interest disposes of such interest, then the holder must include the unrecognized portion in income at that time. The regulations also provide that such a fee shall be treated as income from sources within the United States. Any transferee receiving consideration with respect to the Class R Certificate should consult its tax advisors.

      Due to the special tax treatment of residual interests, the effective after-tax return of the Class R Certificate may be significantly lower than would be the case if the Class R Certificate were taxed as a debt instrument, or may be negative.

      For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences" in the prospectus.

                       TAX RETURN DISCLOSURE REQUIREMENTS

      Taxpayers are required to report certain information on IRS Form 8886 if they participate in a "reportable transaction." Holders should consult with their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) with their federal income tax returns.

                                  STATE TAXES

      The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

      All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                              ERISA CONSIDERATIONS

      Sections 404 and 406 of ERISA and Section 4975 of the Code impose certain duties on and restrict certain transactions by employee benefit plans (within the meaning of Section 3(3) of ERISA) that are subject to Title I of ERISA, "plans" within the meaning of and subject to Section 4975 of the Code, and entities the underlying assets of which are deemed to include assets of any such Plan and on persons who are fiduciaries of such Plans with respect to the investment of Plan assets. Governmental plans, certain church plans and other plans that are not subject to Title I of ERISA or Section 4975 of the Code nonetheless may be subject to Similar Law. Any fiduciary or other person making a decision to invest assets of a Plan or a plan subject to Similar Law in the Offered Certificates should review carefully with their legal advisers whether the acquisition or holding of the Offered Certificates could constitute or give rise to a non-exempt prohibited transaction under ERISA or the Code, a violation of ERISA fiduciary duties, or a violation of Similar Law. The Class R Certificate may not be acquired by a Plan or by a plan subject to Similar Law; therefore, references in the following discussion to the Offered Certificates do not apply, in general, to the Class R Certificate. See "ERISA Considerations" in the prospectus.

      In general, any fiduciary considering an investment of Plan assets in the Offered Certificates should consider the "Risk Factors" discussed in this prospectus supplement and whether such purchase would be appropriate under the general fiduciary standards, including, but not limited to (a) whether the fiduciary has the authority to make the investment under the appropriate governing Plan instruments, (b) whether the investment meets standards of prudence and diversification, taking into account the overall investment policy of the Plan, the composition of the Plan's investment portfolio, and the Plan's need for sufficient liquidity to pay benefits when due in the event that there is no ready market for the Offered Certificates at such time, (c) whether the investment is made solely in the interest of participants and beneficiaries of the Plan, and (d) whether the investment constitutes a direct or indirect non-exempt prohibited transaction. A fiduciary deciding whether to invest the assets of a Plan in the Offered Certificates should consider in particular, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

      Section 406 of ERISA prohibits Plans to which it applies from engaging in transactions described therein, and Section 4975 of the Code imposes excise taxes with respect to transactions described in Section 4975(c) of the Code. The prohibited transactions described in these provisions are transactions that involve the assets of a Plan, and to which a person related to the Plan (a "party in interest" as defined in ERISA or a "disqualified persons" as defined in the Code) is a party. For example, the acquisition or holding of the Offered Certificates by or on behalf of a Plan could be considered to constitute or give rise to a prohibited transaction if the Trustee is or becomes a party in interest or disqualified person with respect to the Plan, unless an exemption from the prohibited transaction rules applies.

      The U.S. Department of Labor has granted an exemption to Merrill Lynch (referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code with respect to the initial purchase, the holding, the servicing and the subsequent resale by Plans of certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the exemptions.

      Among the general conditions that must be satisfied for the Exemption to apply are the following:

      (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Issuing Entity, other than in the case of Designated Transactions;

      (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three (or in the case of Designated Transactions, four) highest generic rating categories of Fitch, Moody's or S&P;

      (4) the Trustee must not be an affiliate of any other member of the Restricted Group other than an underwriter;

      (5) the sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Sponsor for the assignment of the Mortgage Loans to the Trust Fund represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by the Servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement in which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

      (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      The Trust Fund must also meet the following requirements:

      (1) the corpus of the Trust Fund must consist solely of assets of the type that have been included in other investment pools;

      (2) certificates in such other investment pools must have been rated in one of the three (or in the case of Designated Transactions, four) highest rating categories of Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of certificates; and

      (3) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

      Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes a Plan (other than a Plan sponsored by a member of the Restricted Group) to acquire certificates in a trust and the fiduciary (or its affiliate) is an obligor on the receivables held in the trust, provided that, among other requirements:

      (1) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent (50%) of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;

      (2) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust;

      (3) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and

      (4) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

      Further, additional conditions under the Exemption are applicable to eligible swaps or cap contracts. These conditions are discussed in "ERISA Considerations" in the prospectus.

      Except as described below, it is expected that the Exemption will apply to the acquisition and holding of the Offered Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on five percent (5%) or more of the Mortgage Loans included in the Trust Fund by aggregate unamortized principal balance of the assets of the Issuing Entity.

      The Swap Agreement does not satisfy all of the requirements to qualify as an "eligible swap" under the Exemption. Until termination of the Swap Agreement, for ERISA purposes, an interest in a class of Offered Certificates will be deemed to represent a beneficial interest in each of two assets: (i) the right to receive payments with respect to the applicable class of Offered Certificates without taking into account payments made or received with respect to the Swap Agreement and (ii) the right in the Supplemental Interest Trust to receive payments under the Swap Agreement. Under this approach, the Exemption does not cover the acquisition or holding of the interest described in (ii). Consequently, a Plan's acquisition and holding of an Offered Certificate could constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code unless an exemption is available with respect to the acquisition and holding of the interest described in (ii).

      Accordingly, until the termination of the Swap Agreement, neither a Plan nor any person acting for, on behalf of or with any assets of a Plan may acquire or hold any interest in an Offered Certificate unless such acquisition and holding is eligible for relief under and is covered by an Investor-Based Exemption. Even if the conditions specified in one or more of the Investor-Based Exemptions are met, however, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might constitute prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. Until the termination of the Swap Agreement, each beneficial owner of an Offered Certificate (other than the Class R Certificate) or any interest therein shall be deemed to have represented that either (i) it is not a Plan or a person acting for, on behalf of or with any assets of a Plan or (ii) the acquisition and holding of the Offered Certificate are eligible for and covered by the exemptive relief available under at least one of the Investor-Based Exemptions.

      Subsequent to the termination of the Swap Agreement, it is expected that the Exemption will apply to the acquisition and holding of the Offered Certificates (other than the Class R Certificate).

      Because of the characteristics of the Class R Certificate, the Class R Certificate may not be acquired by a Plan. Consequently, transfers of the Class R Certificate will not be registered by the Trustee unless the Trustee receives a representation from the transferee of the Class R Certificate, acceptable to and in form and substance satisfactory to the Trustee, that the transferee is not a Plan, and is not directly or indirectly acquiring the Class R Certificate for, on behalf of or with any assets of any such Plan or plan subject to Similar Law. Any purported transfer of the Class R Certificate or any interest therein in violation of such representation shall be void and of no effect, and the next preceding permitted beneficial owner will be treated as the beneficial owner of the Class R Certificate. The Trustee shall be entitled, but not obligated, to recover from any holder of the Class R Certificate that was in fact a Plan and that held such Certificate in violation of such representation all payments made on such Class R Certificate at and after the time it commenced such holding. Any such payments so recovered shall be paid and delivered to such last preceding beneficial owner.

      Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption and PTCE 83-1 (described in the prospectus) and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of ERISA, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

      The Offered Certificates will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to those restrictions to purchase Offered Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Offered Certificates will constitute legal investments for them.

      No representations are made as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates. See "Legal Investment" in the prospectus.

                                USE OF PROCEEDS

      Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be applied by the Depositor to the purchase price of the Mortgage Loans.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions of the underwriting agreement, dated February 28, 2003, and the terms agreement dated June 21, 2006, each between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriter, the Offered Certificates are being purchased from the Depositor by the Underwriter.

      The Depositor has been advised that the Underwriter proposes initially to offer the Offered Certificates to the public at the offering prices set forth below. The Depositor has been advised that the Underwriter proposes initially to offer the Offered Certificates to certain dealers at such offering prices less a selling concession not to exceed the percentage of the certificate denomination set forth below, and that the Underwriter may allow and such dealers may reallow a reallowance discount not to exceed the percentage of the certificate denomination set forth below:

                                                PRICE TO    UNDERWRITING    SELLING     REALLOWANCE
CLASS OF CERTIFICATES                            PUBLIC       DISCOUNT     CONCESSION    DISCOUNT
---------------------                          ----------   ------------   ----------   -----------
A-1..........................................  100.000000%    0.18750%      0.11250%     0.05625%
A-2A.........................................  100.000000%    0.18750%      0.11250%     0.05625%
A-2B.........................................  100.000000%    0.18750%      0.11250%     0.05625%
A-2C.........................................  100.000000%    0.25000%      0.15000%     0.07500%
A-2D.........................................  100.000000%    0.25000%      0.15000%     0.07500%
M-1..........................................  100.000000%    0.28125%      0.16875%     0.08438%
M-2..........................................  100.000000%    0.28125%      0.16875%     0.08438%
M-3..........................................  100.000000%    0.31250%      0.18750%     0.09375%
M-4..........................................  100.000000%    0.56250%      0.33750%     0.16875%
M-5..........................................  100.000000%    0.56250%      0.33750%     0.16875%
M-6..........................................  100.000000%    0.59375%      0.35625%     0.17813%
B-1..........................................  100.000000%    0.75000%      0.45000%     0.22500%
B-2..........................................  100.000000%    0.81250%      0.48750%     0.24375%
B-3..........................................  100.000000%    0.93750%      0.56250%     0.28125%
R............................................  100.000000%    0.00000%      0.00000%     0.00000%

      After the initial public offering, the public offering price, selling concessions and reallowance discounts may be changed.

      The Depositor has been advised by the underwriter that it intends to make a market in the Offered Certificates, but the underwriter has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates, or any particular class of Offered Certificates, will develop or, if it does develop, that it will continue or that such market will provide sufficient liquidity to certificateholders.

      Until the distribution of the Offered Certificates is completed, the rules of the Securities and Exchange Commission may limit the ability of the underwriter and some selling group members to bid for and purchase the Offered Certificates. As an exception to these rules, the underwriter is permitted to engage in transactions that stabilize the price of the Offered Certificates. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Offered Certificates.

      In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

      Neither the Depositor nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Offered Certificates. In addition, neither the Depositor nor the underwriter makes any representation that the underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

      The Depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      The underwriter has agreed to reimburse the Depositor for certain expenses incurred in connection with the issuance of the certificates.

      Merrill Lynch is an affiliate of the Depositor, the Sponsor and the Servicer.

                                 LEGAL MATTERS

      Certain legal matters will be passed upon for the Depositor and for the underwriter by Dechert LLP, New York, New York.

                                    RATINGS

      It is a condition of the issuance of the Offered Certificates that they be assigned the ratings designated below by each of Moody's and S&P.

CLASS OF CERTIFICATES                                         MOODY'S   S&P
---------------------                                         -------   ----
A-1.........................................................    Aaa      AAA
A-2A........................................................    Aaa      AAA
A-2B........................................................    Aaa      AAA
A-2C........................................................    Aaa      AAA
A-2D........................................................    Aaa      AAA
M-1.........................................................    Aa1      AA+
M-2.........................................................    Aa2       AA
M-3.........................................................    Aa3       AA
M-4.........................................................     A1      AA-
M-5.........................................................     A2       A+
M-6.........................................................     A3        A
B-1.........................................................   Baa1       A-
B-2.........................................................   Baa2     BBB+
B-3.........................................................   Baa3      BBB
R...........................................................    N/R      AAA

      The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of the Floating Rate Certificate Carryover or the anticipated yields in light of prepayments.

      Moody's ratings on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. Moody's ratings opinions address the structural and legal issues associated with the Offered Certificates, including the nature of the underlying Mortgage Loans. Moody's ratings on pass-through certificates do not represent any assessment of the likelihood that Principal Prepayments may differ from those originally anticipated nor do they address the possibility that, as a result of Principal Prepayments, certificateholders may receive a lower than anticipated yield.

      S&P's ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of payments required under the operative agreements. S&P's ratings take into consideration the credit quality of the mortgage pool including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream of the mortgage pool is adequate to make payments required under the certificates. S&P's ratings on mortgage pass-through certificates do not, however, constitute a statement regarding the frequency of prepayments on the mortgage loans or address the likelihood of receipt of Floating Rate Certificate Carryover. S&P's ratings do not address the possibility that investors may suffer a lower than anticipated yield.

      The Depositor has not requested a rating of the Offered Certificates by any rating agency other than Moody's and S&P. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, if it does, what ratings would be assigned by such other rating agency. The ratings assigned by any such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                           GLOSSARY OF DEFINED TERMS

2/28 LIBOR LOANS                 means Mortgage Loans which bear interest at a
                                 fixed rate for a period of approximately two years after origination and thereafter have semi-annual rate and payment adjustments in substantially the same manner as Six-Month
                                 LIBOR Loans, as applicable.

3/27 LIBOR LOANS                 means Mortgage Loans which bear interest at a
                                 fixed rate for a period of approximately three years after origination and thereafter have semi-annual rate and payment adjustments in substantially the same manner as Six-Month
                                 LIBOR Loans, as applicable.

5/25 LIBOR LOANS                 means Mortgage Loans which bear interest at a
                                 fixed rate for a period of approximately five years after origination and thereafter have semi-annual rate and payment adjustments in substantially the same manner as Six-Month
                                 LIBOR Loans, as applicable.

ACCOUNTS means one or more accounts maintained by the Trustee or the Servicer pursuant to the Pooling and Servicing Agreement.

ACCRUAL PERIOD                   means, with respect to the Offered Certificates
                                 and a Distribution Date, the period from and including the preceding Distribution Date (or from the Closing Date in the case of the first
                                 Distribution Date) to and including the day prior to such Distribution Date.

ADJUSTABLE RATE MORTGAGE LOAN    means a Mortgage Loan in the Trust Fund with an
                                 adjustable interest rate.

ADJUSTMENT DATE                  means, with respect to an Adjustable Rate
                                 Mortgage Loan, generally the first day of the month or months specified in the related mortgage note.

ADVANCE means, with respect to a Servicer Remittance Date, an advance of the Servicer's own funds, or funds in the related Collection Account that are not required to be distributed on the related Distribution Date that are required to be deposited pursuant to the Pooling and Servicing Agreement, in an amount generally equal to the aggregate amount of all payments of principal and interest (or, with respect to the Interest-Only Mortgage Loans, payments of scheduled interest) on the Mortgage Loans (adjusted to the applicable Net Mortgage Rate) that were due on the related Due Date and delinquent on the related Servicer Remittance Date (other than the principal portion of any Balloon Amount, advances deemed non-recoverable by the Servicer, advances on each Mortgage Loan that is 150 days delinquent or more, and shortfalls in interest due to bankruptcy proceedings or shortfalls on the Mortgage Loans due to the application of the Servicemembers Civil Relief Act or similar state legislation or regulations) together with an amount equivalent to interest (adjusted to the Net Mortgage Rate) deemed due on each Mortgage Loan as to which there is REO Property (subject to the exceptions described above for advances on Mortgage Loans) such latter amount to be calculated after taking into account rental income.

APPLIED REALIZED LOSS AMOUNT     means, with respect to any class of Subordinate
                                 Certificates and as to any Distribution Date, the sum of the Realized Losses with respect to Mortgage Loans which have been applied in reduction of the Certificate
                                 Principal Balance of such class.

AUCTION TERMINATION DATE         means the first Distribution Date on which the
                                 aggregate Stated Principal Balance of the Mortgage Loans and REO Properties is less than or equal to 10% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans as of the Cut-off Date.

AVAILABLE FUNDS CAP              means any of the Class A-1 Available Funds Cap,
                                 the Class A-2 Available Funds Cap or the
                                 Subordinate Certificate Available Funds Cap.

BALLOON AMOUNT                   means the balloon payment of the remaining
                                 outstanding principal balance of a Mortgage
                                 Loan.

BALLOON LOAN                     means a Mortgage Loan having an original term
                                 to stated maturity of generally 15 or 30 years and providing for level monthly payments generally based on a 30 or 40 year amortization schedule with a payment of a Balloon Amount due on such Mortgage Loan at its stated maturity.

BOOK-ENTRY CERTIFICATES          means the Offered Certificates other than any
                                 Definitive Certificates.

BUSINESS DAY                     means any day other than (i) a Saturday or
                                 Sunday or (ii) a day on which banking
                                 institutions in the States of Oregon and Minnesota, or the City of New York, New York are authorized or obligated by law or executive order to be closed.

CAP AGREEMENT                    means the ISDA Master Agreement (together with
                                 the schedule thereto) and the Credit Support
                                 Annex between the Trustee and the Cap Contract
                                 Counterparty.

CAP CONTRACT                     means any of the Class A-1 Cap Contract, Class
                                 A-2 Cap Contract or Subordinate Certificate Cap
                                 Contract.

CAP CONTRACT ACCOUNT             means the separate account into which payments
                                 received on the Cap Contracts will be
                                 deposited.

CAP CONTRACT COUNTERPARTY        means Credit Suisse International with whom the
                                 Trustee, on behalf of the Issuing Entity, is entering into each of the Cap Contracts, or any successor counterparty who meets the requirements set forth in the Cap Contracts.

CAP CONTRACT NOTIONAL BALANCE    means any of the Class A-1 Cap Contract
                                 Notional Balance, Class A-2 Cap Contract
                                 Notional Balance or Subordinate Certificate Cap
                                 Contract Notional Balance.

CAP CONTRACT TERMINATION DATE    means any of the Class A-1 Cap Contract
                                 Termination Date, Class A-2 Cap Contract
                                 Termination Date or Subordinate Certificate Cap
                                 Contract Termination Date.

CERTIFICATE ACCOUNT              means the one or more accounts established by
                                 the Trustee, for the benefit of the
                                 certificateholders, into which the Servicer is required to deposit or cause to be deposited certain payments described herein.

CERTIFICATE OWNERS               means persons acquiring beneficial ownership
                                 interests in the Offered Certificates.

CERTIFICATE PRINCIPAL BALANCE    means, with respect to any class of Offered
                                 Certificates and as of any Distribution Date, the outstanding principal balance of such class on the date of the initial issuance of the certificates as reduced, but not below zero, by
                                 (i) all amounts distributed on previous
                                 Distribution Dates to such class on account of principal; and (ii) in the case of the Subordinate Certificates, such class's share of any Applied Realized Loss Amounts for previous
                                 Distribution Dates. Notwithstanding the
                                 foregoing, on any Distribution Date relating to a Due Period in which a Subsequent Recovery has been received by the Servicer or on any Distribution Date on which amounts are to be distributed pursuant to clause (5) under "Distributions from the Supplemental Interest
                                 Trust", the Certificate Principal Balance of any class of Subordinate Certificates then outstanding for which any Applied Realized Loss
                                 Amount has been allocated will be increased, in order of seniority, by an amount equal to the lesser of (I) the Unpaid Realized Loss Amount for such class of certificates and (II) the total of any Subsequent Recovery distributed on such date to the certificateholders and the total of amounts to be distributed on such date pursuant to clause (5) under "Distributions from the Supplemental Interest Trust" (reduced by the amount of the increase in the Certificate Principal Balance of any more senior class of certificates pursuant to this sentence on such Distribution Date).

CLASS A CERTIFICATES             means the Class A-1 Certificates, Class A-2
                                 Certificates and Class R Certificates.

CLASS A PRINCIPAL DISTRIBUTION
AMOUNT means (1) with respect to any Distribution Date prior to the related Stepdown Date or as to which a Stepdown Trigger Event exists, 100% of the Principal Distribution Amount for such Distribution Date and (2) with respect to any Distribution Date on or after the Stepdown Date and as to which a Stepdown Trigger Event does not exist, the excess of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (B) the lesser of (1) approximately 56.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (2) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately $4,250,029; provided, however, that in no event will the Class A Principal Distribution Amount with respect to any Distribution Date exceed the aggregate Certificate Principal Balance of the Class A Certificates.

CLASS A-1 AVAILABLE FUNDS CAP    means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12,
                                 (ii) the quotient of (x) the total scheduled interest on the Group One Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date, less the pro rata portion
                                 (calculated based on the ratio of the Group One
                                 Mortgage Loans to the total pool of Mortgage
                                 Loans) allocable to the Group One Mortgage
                                 Loans of any Net Swap Payments or Swap
                                 Termination Payments (other than Defaulted Swap
                                 Termination Payments) owed to the Swap
                                 Counterparty
                                 for such Distribution Date, divided by (y) the aggregate Stated Principal Balance of the Group
                                 One Mortgage Loans as of the first day of the related Accrual Period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Accrual Period. The Class
                                 A-1 Available Funds Cap shall related to the Class A-1 and the Class R Certificates.

CLASS A-1 CAP CONTRACT           means the confirmation evidencing the cap
                                 transaction entered into between the Trustee on behalf of the Issuing Entity and the Cap
                                 Contract Counterparty pursuant to the Cap
                                 Agreement for the benefit of the Class A-1 and Class R Certificates.

CLASS A-1 CAP CONTRACT
NOTIONAL
BALANCE means, as of any Distribution Date, the notional balance of the Class A-1 Cap Contract for such Distribution Date, as set forth in the table on page S-71.

CLASS A-1 CAP CONTRACT
TERMINATION
DATE                             means the Distribution Date after the
                                 Distribution Date in December 2006.

CLASS A-1 CERTIFICATE            means any certificate designated as a "Class
                                 A-1 Certificate" on the face thereof and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS A-1 LOWER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under the heading "1ML Strike Lower Collar" in the Class A-1 One-Month LIBOR Cap Table on page
                                 S-71.

CLASS A-1 MAXIMUM RATE CAP       means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12,
                                 (ii) the quotient of (x) the total scheduled interest that would have been due on the Group
                                 One Mortgage Loans had the Adjustable Rate
                                 Mortgage Loans provided for interest at their maximum lifetime Net Mortgage Rates and the Fixed Rate Mortgage Loans provided for interest at their Net Mortgage Rates less the pro rata portion (calculated based on the ratio of the Group One Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group One
                                 Mortgage Loans of any Net Swap Payments or Swap
                                 Termination Payments owed to the Swap
                                 Counterparty for such Distribution Date (other than Defaulted Swap Termination Payments), divided by (y) the aggregate Stated Principal
                                 Balance of the Group One Mortgage Loans as of the first day of the related Accrual Period and
                                 (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.
                                 The Class A-1 Maximum Rate Cap shall be related to the Class A-1 and the Class R Certificates.

CLASS A-1 UPPER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under the heading "1ML Strike Upper Collar" in the Class A-1 One-Month LIBOR Cap Table on page
                                 S-71.

CLASS A-2 AVAILABLE FUNDS CAP    means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12 and (ii) the quotient of (x) the total scheduled interest on the Group Two Mortgage
                                 Loans based on the Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group Two Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group Two Mortgage Loans of any Net Swap
                                 Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such Distribution
                                 Date, divided by (y) the aggregate Stated
                                 Principal Balance of the Group Two Mortgage
                                 Loans as of the first day of the related
                                 Accrual Period and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

CLASS A-2 CAP CONTRACT           means the confirmation evidencing the Cap
                                 transaction entered into between the Trustee on behalf of the Issuing Entity and the Cap
                                 Contract Counterparty pursuant to the Cap
                                 Agreement for the benefit of the Class A-2
                                 Certificates.

CLASS A-2 CAP CONTRACT
NOTIONAL
BALANCE means, as of any Distribution Date, the notional balance of the Class A-2 Cap Contract for such Distribution Date, as set forth in the table on page S-71.

CLASS A-2 CAP CONTRACT
TERMINATION
DATE                             means the Distribution Date after the
                                 Distribution Date in December 2006.

CLASS A-2 CERTIFICATES           means the Class A-2A, Class A-2B, Class A-2C
                                 and Class A-2D Certificates.

CLASS A-2 LOWER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under the heading "1ML Strike Lower Collar" in the Class A-2 One-Month LIBOR Cap Table on page
                                 S-71.

CLASS A-2 MAXIMUM RATE CAP       means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12 and (ii) the quotient of (x) the total scheduled interest that would have been due on the Group Two Mortgage Loans had the Adjustable
                                 Rate Mortgage Loans provided for interest at their maximum lifetime Net Mortgage Rates and the Fixed Rate Mortgage Loans provided for interest at their Net Mortgage Rates less the pro rata portion (calculated based on the ratio of the Group Two Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group
                                 Two Mortgage Loans of any Net Swap Payments or
                                 Swap Termination Payments owed to the Swap
                                 Counterparty for such Distribution Date (other than Defaulted Swap Termination Payments), divided by (y) the aggregate Stated Principal
                                 Balance of the Group Two Mortgage Loans as of the first day of the related Accrual Period and
                                 (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

CLASS A-2 UPPER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under the heading "1ML Strike Upper Collar" in the Class A-2 One-Month LIBOR Cap Table on page
                                 S-71.

CLASS A-2A CERTIFICATE           means any certificate designated as a "Class
                                 A-2A Certificate" on the face thereof,
                                 substantially in the form exhibited in the

                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set forth herein and in the Pooling and Servicing Agreement.

CLASS A-2B CERTIFICATE           means any certificate designated as a "Class
                                 A-2B Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS A-2C CERTIFICATE           means any certificate designated as a "Class
                                 A-2C Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS A-2D CERTIFICATE           means any certificate designated as a "Class
                                 A-2D Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS B CERTIFICATES             means the Class B-1 Certificates, Class B-2
                                 Certificates and Class B-3 Certificates.

CLASS B-1 CERTIFICATE            means any certificate designated as a "Class
                                 B-1 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS B-1 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the aggregate Certificate Principal Balance of the Class A and Class M Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount to the Class M-3 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount to the Class M-4 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the

                                 Class M-5 Principal Distribution Amount to the Class M-5 Certificates for such Distribution
                                 Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account distributions of the Class M-6 Principal Distribution Amount to the Class M-6 Certificates for such Distribution Date) and
                                 (H) the Certificate Principal Balance of the
                                 Class B-1 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 87.60% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of such Distribution Date and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A and Class M Certificates has been reduced to zero, the Class B-1 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class B-1 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A and Class M Certificates and (2) in no event will the Class B-1 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class B-1 Certificates.

CLASS B-2 CERTIFICATE            means any certificate designated as a "Class
                                 B-2 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS B-2 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the aggregate Certificate Principal Balance of the Class A, Class M and Class B-1 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of
                                 (A) the Certificate Principal Balance of the
                                 Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount to the Class M-3 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount to the Class M-4 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class M-5

                                 Certificates (after taking into account
                                 distributions of the Class M-5 Principal
                                 Distribution Amount to the Class M-5
                                 Certificates for such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account distributions of the Class M-6 Principal Distribution Amount to the Class M-6 Certificates for such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account distributions of the Class B-1 Principal Distribution Amount to the Class B-1 Certificates for such Distribution Date) and
                                 (I) the Certificate Principal Balance of the
                                 Class B-2 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 90.40% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of such Distribution Date and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of as of such Distribution Date over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A, Class M and Class B-1 Certificates has been reduced to zero, the Class B-2 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class B-2 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A, Class M and Class B-1 Certificates and (2) in no event will the Class B-2 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class B-2 Certificates.

CLASS B-3 CERTIFICATE            means any certificate designated as a "Class
                                 B-3 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS B-3 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the aggregate Certificate Principal Balance of the Class A, Class M, Class B-1 and Class B-2 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount to the Class M-3

                                 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount to the Class M-4 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount to the Class M-5 Certificates for such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account distributions of the Class M-6 Principal Distribution Amount to the Class M-6 Certificates for such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account distributions of the Class B-1 Principal Distribution Amount to the Class B-1 Certificates for such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account distributions of the Class B-2 Principal Distribution Amount to the Class B-2 Certificates for such Distribution Date) and
                                 (J) the Certificate Principal Balance of the
                                 Class B-3 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 92.60% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of such Distribution Date and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of as of such Distribution Date over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A, Class M, Class B-1 and Class B-2 Certificates has been reduced to zero, the Class B-3 Principal Distribution Amount will equal the lesser of
                                 (A) the outstanding Certificate Principal
                                 Balance of the Class B-3 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A, Class M, Class B-1 and Class B-2 Certificates and (2) in no event will the Class B-3 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class B-3 Certificates.

CLASS C CERTIFICATE              means any certificate, which is not being
                                 offered in this prospectus supplement,
                                 designated as a "Class C Certificate" on the face thereof, substantially in the form exhibited in the Pooling and Servicing
                                 Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing Agreement.

CLASS M CERTIFICATES             means the Class M-1 Certificates, Class M-2
                                 Certificates, Class M-3 Certificates, Class M-4
                                 Certificates, Class M-5 Certificates and Class
                                 M-6 Certificates.

CLASS M-1 CERTIFICATE            means any certificate designated as a "Class
                                 M-1 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M-1 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 63.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero, the Class M-1 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-1 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A Certificates and
                                 (2) in no event will the Class M-1 Principal
                                 Distribution Amount with respect to any
                                 Distribution Date exceed the Certificate
                                 Principal Balance of the Class M-1
                                 Certificates.

CLASS M-2 CERTIFICATE            means any certificate designated as a "Class
                                 M-2 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M-2 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the Certificate Principal Balance of each class of Class A and Class M-1 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of
                                 (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date) and
                                 (C) the Certificate Principal Balance of the
                                 Class M-2 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 70.50% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately

                                 $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates has been reduced to zero, the Class M-2 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-2 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A and Class M-1 Certificates and (2) in no event will the Class M-2 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class M-2 Certificates.

CLASS M-3 CERTIFICATE            means any certificate designated as a "Class
                                 M-3 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M-3 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the Certificate Principal Balance of each class of Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date) and
                                 (D) the Certificate Principal Balance of the
                                 Class M-3 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 74.40% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero, the Class M-3 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-3 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A, Class M-1 and Class M-2 Certificates and (2) in no event will the Class M-3 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class M-3 Certificates.

CLASS M-4 CERTIFICATE            means any certificate designated as a "Class
                                 M-4 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M-4 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the Certificate Principal Balance of each class of Class A, Class M-1, Class M-2 and Class M-3 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount to the Class M-3 Certificates for such Distribution Date) and
                                 (E) the Certificate Principal Balance of the
                                 Class M-4 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 78.00% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates has been reduced to zero, the Class M-4 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-4 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A, Class M-1, Class M-2 and Class M-3 Certificates and (2) in no event will the Class M-4 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class M-4 Certificates.

CLASS M-5 CERTIFICATE            means any certificate designated as a "Class
                                 M-5 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M-5 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the Certificate Principal Balance of each class of Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount to the Class M-3 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount to the Class M-4 Certificates for such Distribution Date) and
                                 (F) the Certificate Principal Balance of the
                                 Class M-5 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 81.40% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates has been reduced to zero, the Class M-5 Principal Distribution Amount will equal the lesser of
                                 (A) the outstanding Certificate Principal
                                 Balance of the Class M-5 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates and (2) in no event will the Class M-5 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class M-5 Certificates.

CLASS M-6 CERTIFICATE            means any certificate designated as a "Class
                                 M-6 Certificate" on the face thereof,
                                 substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M-6 PRINCIPAL
DISTRIBUTION
AMOUNT means, with respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the Certificate Principal Balance of each class of Class A,

                                 Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount to the Class M-1 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount to the Class M-2 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount to the Class M-3 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount to the Class M-4 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount to the Class M-5 Certificates for such Distribution Date) and
                                 (G) the Certificate Principal Balance of the
                                 Class M-6 Certificates immediately prior to such Distribution Date over (2) the lesser of
                                 (A) approximately 84.50% of the aggregate
                                 Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over approximately $4,250,029. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates has been reduced to zero, the Class M-6 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-6 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates and (2) in no event will the Class M-6 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class M-6 Certificates.

CLASS P CERTIFICATE              means any certificate, which is not being
                                 offered in this prospectus supplement,
                                 designated as a "Class P Certificate" on the face thereof, substantially in the form exhibited in the Pooling and Servicing
                                 Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing Agreement.

CLASS R CERTIFICATE              means any certificate designated as a "Class R
                                 Certificate" on the face thereof, substantially in the form exhibited in the Pooling and Servicing Agreement, and representing the right to distributions as set forth herein and in the Pooling and Servicing Agreement.

CLEARSTREAM LUXEMBOURG           means Clearstream Banking, societe anonyme.

CLOSING DATE                     means on or about June 27, 2006.

CODE means the Internal Revenue Code of 1986, as amended.

COLLATERAL VALUE                 means, with respect to a Mortgage Loan the
                                 proceeds of which were used to purchase the related mortgaged property, the lesser of (x) the appraised value of such mortgaged property based on an appraisal made for the originator by an independent fee appraiser at the time of the origination of the related Mortgage Loan and (y) the sales price of such mortgaged property at such time of origination and means, with respect to a Mortgage Loan the proceeds of which were used to refinance an existing
                                 Mortgage Loan, the appraised value of the mortgaged property based upon the appraisal obtained at the time of refinancing.

COLLECTION ACCOUNT               means the one or more accounts established by
                                 the Servicer, for the benefit of the
                                 certificateholders, into which the Servicer is required to deposit or cause to be deposited certain payments described in the Pooling and Servicing Agreement.

COMBINED LOAN-TO-VALUE RATIO
OR
CLTV means, for any Mortgage Loan in a second lien position, (1) the sum of (A) the original principal balance of such Mortgage Loan and (B) any outstanding principal balance of the mortgage loan the lien on which is senior to the lien on the Mortgage Loan (such sum calculated at the date of origination of such Mortgage Loan in a second lien position) divided by (2) the Collateral Value of the related mortgaged property.

COMPENSATING INTEREST            means, for any Distribution Date, the amount of
                                 the Servicing Fee otherwise payable to the Servicer for the related month, which the Servicer is obligated to deposit into the Collection Account for distribution to certificateholders on that Distribution Date, in an amount up to the amount of any shortfall in interest payments resulting from prepayments in full received during the period from and including the 15th day of the month preceding the Distribution Date through and including the last day of the month preceding the Distribution Date with respect to Mortgage
                                 Loans serviced by the Servicer; provided that any such deposit in reduction of the Servicing
                                 Fee otherwise payable to the Servicer with respect to that Distribution Date will be limited to the product of (1) one-twelfth of 0.25% per annum and (2) the aggregate Stated
                                 Principal Balance of the Mortgage Loans on the related Distribution Date.

CPR OR CONSTANT PREPAYMENT
RATE means a prepayment assumption which represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. For example, 28% CPR assumes a constant prepayment rate of 28% per annum.

CREDIT SCORE                     means the statistical credit score obtained by
                                 many mortgage lenders in connection with a loan application.

CURRENT INTEREST                 means, with respect to each class of the
                                 Offered Certificates and each Distribution
                                 Date, the interest accrued at the applicable
                                 Pass-Through Rate for the applicable Accrual
                                 Period on the Certificate Principal Balance of such class as of the first day of such Accrual
                                 Period (after giving effect to all
                                 distributions of principal made or deemed to be made as of such first day) plus, any amount previously distributed with respect to Current
                                 Interest or Interest Carry Forward Amounts for such class that is recovered as a voidable preference by a trustee in bankruptcy less any Prepayment Interest Shortfalls allocated to such class on such Distribution Date.

CUT-OFF DATE                     means June 1, 2006.

DEFAULTED SWAP TERMINATION
PAYMENT means any payment required to be made by the Supplemental Interest Trust to the Swap Counterparty pursuant to the Swap Agreement as a result of an event of default under the Swap Agreement with respect to which the Swap Counterparty is the defaulting party or a termination event (including a Downgrade Termination Event) under that agreement (other than illegality or a tax event) with respect to which the Swap Counterparty is the sole Affected Party (as defined in the Swap Agreement).

DEFINITIVE CERTIFICATE           means a physical certificate representing an
                                 Offered Certificate. On the Closing Date, the
                                 Class R Certificate will be a Definitive
                                 Certificate.

DEPOSITOR                        means Merrill Lynch Mortgage Investors, Inc.

DESIGNATED TRANSACTION           means a transaction in which the assets
                                 underlying the certificates consist of
                                 single-family residential, multi-family
                                 residential, home equity, manufactured housing and/or commercial mortgage obligations that are secured by single-family residential, multi-family residential, commercial real property or leasehold interests therein.

DETERMINATION DATE               means, with respect to a Distribution Date, the
                                 15th day of the month of such Distribution Date
                                 (or, if not a Business Day, the immediately preceding Business Day).

DISTRIBUTION DATE                means the 25th day of each month beginning in
                                 July 2006, or if such day is not a Business
                                 Day, the first Business Day thereafter.

DOWNGRADE TERMINATION EVENT      means an event whereby (x) the Swap
                                 Counterparty (or its guarantor) ceases to have short term unsecured and/or long term debt ratings at least equal to the levels specified in the Swap Agreement, and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies): (i) within the time period specified in the Swap Agreement with respect to such downgrade, the Swap Counterparty shall transfer the Swap Agreement, in whole, but not in part, to a substitute swap counterparty or obtain a guarantee of its obligations from a guarantor, in each case that satisfies the requirements set forth in the Swap Agreement, subject to the satisfaction of the Rating
                                 Agency Condition or (ii) within the time period specified in the Swap Agreement with respect to such downgrade, the Swap Counterparty shall collateralize its exposure to the Issuing
                                 Entity pursuant to an ISDA Credit Support
                                 Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap
                                 Counterparty pursuant to an amendment to the Swap Agreement.

DTC                              means The Depository Trust Company.

DUE DATE means a scheduled monthly payment date for any Mortgage Loan.

DUE PERIOD                       means, with respect to any Distribution Date,
                                 the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day in the month in which such Distribution Date occurs.

ERISA                            means the Employee Retirement Income Security
                                 Act of 1974, as amended.

EUROCLEAR                        means the Euroclear System.

EUROCLEAR OPERATOR               means Euroclear Bank S.A./N.V., a bank
                                 incorporated under the laws of the Kingdom of Belgium.

EUROPEAN DEPOSITARIES            means Citibank, N.A., as depositary for
                                 Clearstream Luxembourg and JPMorgan Chase Bank,
                                 N.A., as depositary for Euroclear,
                                 collectively.

EXEMPTION                        means PTE 90-29 (Exemption Application No.
                                 D-8012, 55 Fed. Reg. 21459 (1990)), as amended,
                                 granted by the U.S. Department of Labor to Merrill Lynch and its affiliates, or any substantially similar administrative exemption granted by the U.S. Department of Labor to an underwriter, as amended.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT                           means, with respect to any Distribution Date,
                                 (1) prior to the Stepdown Date, the excess, if any, of (A) the sum of (x) the aggregate Certificate Principal Balance of the Offered Certificates reduced by the Principal Funds with respect to such Distribution Date and (y) approximately $31,450,211 over (B) the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date and
                                 (2) on and after the Stepdown Date, the excess, if any, of (A) the sum of (x) the aggregate Certificate Principal Balance of the Offered Certificates reduced by the Principal Funds with respect to such Distribution Date and (y) the greater of (a) 7.40% of the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date and (b) $4,250,029 less (B) the aggregate Stated Principal Balance of the Mortgage Loans; provided, however, that if on any Distribution Date a Stepdown Trigger Event is in effect, the Extra Principal Distribution Amount will not be reduced to the applicable percentage of the then-current Stated Principal Balance of the Mortgage Loans

                                 (and will remain fixed at the applicable percentage of the Stated Principal Balance of the Mortgage Loans as of the Due Date immediately prior to the Stepdown Trigger Event) until the next Distribution Date on which the Stepdown Trigger Event is not in effect.

FANNIE MAE                       means the Federal National Mortgage Association
                                 or any successor.

FINANCIAL INTERMEDIARY           means a bank, brokerage firm, thrift
                                 institution or other financial intermediary.

FITCH                            means Fitch, Inc. or any successor.

FIXED RATE MORTGAGE LOAN         means a Mortgage Loan in the Trust Fund with a
                                 fixed interest rate.

FIXED SWAP PAYMENT               means, for each Distribution Date, the product
                                 of (i) a per annum rate as set forth in the table on page S-73, determined on the basis of a 360-day year consisting of twelve 30-day months and (ii) the notional balance for the related Distribution Date as set forth in the schedule of notional balances set forth in the table on page S-73.

FLOATING RATE CERTIFICATE
CARRYOVER                        means, with respect to a Distribution Date, in
                                 the event that the Pass-Through Rate for a class of Offered Certificates is based upon the related Available Funds Cap, the excess of (1) the amount of interest that such class would have been entitled to receive on such Distribution Date had the Pass-Through Rate for that class not been calculated based on the related Available Funds Cap, up to but not exceeding the greater of (a) the related
                                 Maximum Rate Cap or (b) the sum of (i) the related Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related
                                 Accrual Period and (B) the sum of (x) the quotient obtained by dividing (I) an amount equal to the proceeds, if any, payable under the related Cap Contract with respect to such Distribution Date by (II) the aggregate
                                 Certificate Principal Balance of each of the Classes of Certificates to which such Cap
                                 Contract relates for such related Distribution
                                 Date and (y) the quotient obtained by dividing
                                 (I) an amount equal to any Net Swap Payments owed by the Swap Counterparty for such Distribution Date by (II) the aggregate Stated
                                 Principal Balance of the Mortgage Loans as of the immediately preceding Distribution Date over (2) the amount of interest such class was entitled to receive on such Distribution Date based on the related Available Funds Cap, together with (i) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                                 Pass-Through Rate for such class, without giving effect to the related Available Funds
                                 Cap) and (ii) any amount previously distributed with respect to Floating Rate Certificate
                                 Carryover for such class that is recovered as a voidable preference by a trustee in bankruptcy.

FLOATING SWAP PAYMENT            means, for the each Distribution Date, the
                                 product of (i) one-month LIBOR (as determined under the Swap Agreement) for the related
                                 Distribution Date determined based on a 360-day year and the actual number of days in the Accrual Period and (ii) the notional balance for the related Distribution Date as set forth in the schedule of notional balances set forth in the table beginning on page S-73.

FREDDIE MAC                      means the Federal Home Loan Mortgage
                                 Corporation.

GROSS MARGIN                     means a fixed percentage amount specified in
                                 the related mortgage note.

GROUP ONE                        means the portion of the mortgage pool
                                 identified as "Group One" in this prospectus supplement.

GROUP ONE PRINCIPAL
DISTRIBUTION
AMOUNT means, as of any Distribution Date, the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Class A-1 and Class R Certificates and (ii) the product of (x) the Group One Principal Distribution Percentage and (y) the Class A Principal Distribution Amount; provided, however, that
                                 (A) with respect to any Distribution Date on which the Class A-1 and Class R Certificates are outstanding and the Certificate Principal Balances of the Class A-2 Certificates is reduced to zero, the Group Two Principal Distribution Amount in excess of the amount necessary to reduce the Certificate Principal Balance of the Class A-2 Certificates to zero will be applied to increase the Group One Principal Distribution Amount and (B) with respect to any Distribution Date thereafter, the Group One Principal Distribution Amount will equal the Class A Principal Distribution Amount.

GROUP ONE PRINCIPAL
DISTRIBUTION
PERCENTAGE                       means, with respect to any Distribution Date, a
                                 fraction expressed as a percentage, the
                                 numerator of which is the amount of Principal
                                 Funds received with respect to Mortgage Loans in Group One, and the denominator of which is the amount of Principal Funds received from all of the Mortgage Loans in the mortgage pool.

GROUP TWO                        means the portion of the mortgage pool
                                 identified as "Group Two" in this prospectus supplement.

GROUP TWO PRINCIPAL
DISTRIBUTION
AMOUNT means, as of any Distribution Date, the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Class A-2 Certificates and (ii) the product of (x) the Group Two Principal Distribution Percentage and
                                 (y) the Class A Principal Distribution Amount; provided, however, that (A) with respect to any Distribution Date on which the Class A-2 Certificates are outstanding and the Certificate Principal Balances of the Class A-1 and Class R Certificates is reduced to zero, the Group One Principal Distribution Amount in excess of the amount necessary to reduce the Certificate Principal Balance of the Class A-1 Certificates and Class R Certificates to zero will be applied to increase the Group Two Principal Distribution Amount and (B) with respect to any Distribution Date thereafter, the Group Two Principal Distribution Amount will equal the Class A Principal Distribution Amount.

GROUP TWO PRINCIPAL
DISTRIBUTION
PERCENTAGE                       means, with respect to any Distribution Date, a
                                 fraction expressed as a percentage, the
                                 numerator of which is the amount of Principal
                                 Funds received with respect to Mortgage Loans in Group Two, and the denominator of which is the amount of Principal Funds received from all of the Mortgage Loans in the mortgage pool.

HEP OR HOME EQUITY PREPAYMENT    means a prepayment model which uses a
                                 prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. 20% HEP, which represents 100% of the prepayment model for the Fixed Rate
                                 Mortgage Loans, assumes prepayment rates of 2.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage
                                 Loans and an additional 2.0% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of such Mortgage Loans, 20% HEP assumes a constant prepayment rate of 20% per annum.

INDIRECT PARTICIPANTS            means Participants and organizations which have
                                 indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

INTEREST CARRY FORWARD AMOUNT    means, with respect to each class of the
                                 Offered Certificates and each Distribution
                                 Date, the sum of (i) the excess of (a) Current
                                 Interest for such class with respect to prior
                                 Distribution Dates (excluding any Floating Rate
                                 Certificate Carryover for such class, if applicable) over (b) the amount actually distributed to such class with respect to Current Interest and Interest Carry Forward
                                 Amount on such prior Distribution Dates and
                                 (ii) interest on such excess (to the extent permitted by applicable law) at the applicable
                                 Pass-Through Rate for the related Accrual
                                 Period.

INTEREST DETERMINATION DATE      means each date that is the second LIBOR
                                 Business Day preceding the commencement of each Accrual Period for the Offered Certificates.

INTEREST FUNDS                   means, with respect to any Distribution Date,
                                 the sum, without duplication, of (1) all scheduled interest due during the related Due
                                 Period that is received before the related
                                 Servicer Remittance Date or advanced on or before the related Servicer Remittance Date less the Servicing Fee, (2) all Advances relating to interest, (3) all Compensating
                                 Interest, (4) liquidation proceeds collected during the related Prepayment Period (to the extent such liquidation proceeds relate to interest), (5) proceeds of any Mortgage Loan purchased by the Depositor or any transferor under the Pooling and Servicing Agreement during the related Prepayment Period for document defects, breach of a representation or warranty, realization upon default or optional termination (to the extent such proceeds relate to interest) and (6) prepayment charges received with respect to the related Mortgage
                                 Loans, less all non-recoverable Advances relating to interest and certain expenses reimbursed to the Trustee and the Servicer.

INTEREST-ONLY MORTGAGE LOAN      means a Mortgage Loan that provides for monthly
                                 payments of interest at the Mortgage Rate, but no payments of principal for the first two to ten years after its origination.

INVESTOR-BASED EXEMPTION         means any of (but not limited to) PTE 84-14
                                 (for transactions by independent "qualified professional asset managers"), PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 91-38 (for transactions by bank collective investment funds), PTE 95-60
                                 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers"), each as it may be amended from time to time.

IRS                              means the Internal Revenue Service.

ISSUING ENTITY                   means Specialty Underwriting and Residential
                                 Finance Trust, Series 2006-BC3.

LAST SCHEDULED DISTRIBUTION
DATE means, for each class of Offered Certificates, the latest maturity date for any Mortgage Loan plus one year.

LIBOR BUSINESS DAY               means a day on which banks are open for dealing
                                 in foreign currency and exchange in London and New York City.

LOAN-TO-VALUE RATIO OR LTV       means, for any Mortgage Loan, (1) the original
                                 principal balance of such Mortgage Loan divided by (2) the Collateral Value of the related mortgaged property.

LOWER COLLAR                     means, with respect to each Distribution Date
                                 and each of the Cap Contracts, the applicable per annum rate set forth under the heading "1ML
                                 Strike Lower Collar" in the Class A-1 One-Month
                                 LIBOR Cap Table, the Class A-2 One-Month LIBOR
                                 Cap Table or the Subordinate Certificate
                                 One-Month LIBOR Cap Table.

MAXIMUM MORTGAGE RATE            means the per annum rate which the Mortgage
                                 Rate on the related Adjustable Rate Mortgage
                                 Loan will never exceed.

MAXIMUM RATE CAP                 means any of the Class A-1 Maximum Rate Cap,
                                 the Class A-2 Maximum Rate Cap or the
                                 Subordinate Certificate Maximum Rate Cap.

MERRILL LYNCH                    means Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated.

MINIMUM MORTGAGE RATE            means the per annum rate which the Mortgage
                                 Rate on the related Adjustable Rate Mortgage
                                 Loan will never be less than.

MLML                             means Merrill Lynch Mortgage Lending, Inc., a
                                 Delaware corporation.

MODELING ASSUMPTIONS             means the following assumptions:

                                 - the assumed Adjustable Rate Mortgage Loans
                                   and the assumed Fixed Rate Mortgage Loans prepay at the indicated percentage of the related prepayment model;

                                 - distributions on the Offered Certificates are
                                   received, in cash, on the 25th day of each month, commencing in July 2006, in accordance with the payment priorities defined in this prospectus supplement;

                                 - no defaults or delinquencies in, or
                                   modifications, waivers or amendments
                                   respecting, the payment by the mortgagors of principal and interest on the assumed Mortgage Loans occur;

                                 - Scheduled Payments are assumed to be received
                                   on the first day of each month commencing on July 1, 2006, and prepayments represent payment in full of individual assumed Mortgage Loans and are assumed to be received on the last day of each month, commencing in June 2006, and include 30 days' interest thereon;

                                 - the level of One-Month LIBOR remains constant
                                   at 5.2172%, the level of Six-Month LIBOR remains constant at 5.4189%, and the level of One-Year LIBOR remains constant at 5.5177%;

                                 - the sum of the Servicing Fee Rate and other
                                   fees payable by the Issuing Entity is 0.50% per annum;

                                 - the Certificate Principal Balance of the
                                   Class R Certificate is zero;

                                 - the Closing Date for the certificates is June
                                   27, 2006;

                                 - the Mortgage Rate for each assumed Adjustable
                                   Rate Mortgage Loan is adjusted on its next
                                   Mortgage Rate Adjustment Date (and on any subsequent Mortgage Rate Adjustment Dates, if necessary) to equal the sum of (a) the assumed level of the Mortgage Index and (b) the respective Gross Margin (such sum being subject to the applicable periodic adjustment caps and floors);

                                 - neither the Trustee nor the Servicer
                                   exercises its option to terminate the Trust
                                   Fund as described in this prospectus
                                   supplement under "The Pooling and Servicing
                                   Agreement--Optional Termination";

                                 - the initial overcollateralization amount is
                                   approximately $31,455,701, the targeted
                                   overcollateralization amount is approximately $31,450,211, and the minimum required overcollateralization amount is approximately $4,250,029;

                                 - The maximum prepayment speed is 95% CPR; and

                                 - the Swap Termination Payment is assumed to be
                                   zero as of the Initial Optional Termination
                                   Date.

MOODY'S means Moody's Investors Service, Inc. or any successor.

MORTGAGE GROUP                   means either of Group One or Group Two.

MORTGAGE INDEX                   means, with respect to the Adjustment Date of a
                                 Six-Month LIBOR Loan, the average of the London interbank offered rates for six-month U.S.
                                 dollar deposits in the London market as set forth in The Wall Street Journal, or, if such rate ceases to be published in The Wall Street
                                 Journal or becomes unavailable for any reason, then based on a new index selected by the Servicer, as holder of the related mortgage note, based on comparable information, in each case as most recently announced as of a date 45 days prior to such Adjustment Date.

MORTGAGE LOANS                   means the mortgage loans included in the Trust
                                 Fund as of the Closing Date.

MORTGAGE RATE                    means the per annum interest rate borne by a
                                 Mortgage Loan.

NET EXCESS CASHFLOW              means Interest Funds and Principal Funds not
                                 otherwise required to be distributed with respect to principal of and interest on the Offered Certificates and not otherwise required to be distributed to the Class P Certificates.

NET MORTGAGE RATE                means, with respect to any Mortgage Loan, the
                                 Mortgage Rate with respect to such Mortgage
                                 Loan less the Servicing Fee Rate.

NET SWAP PAYMENT                 means, for each Distribution Date, the net
                                 amount of the Fixed Swap Payment that the Issuing Entity is obligated to pay to the Swap
                                 Counterparty and the Floating Swap Payment that the Swap Counterparty is obligated to pay to the Issuing Entity.

OFFERED CERTIFICATES             means the Class A, Class M and Class B
                                 Certificates.

ONE-MONTH LIBOR                  means the London interbank offered rate for
                                 one-month United States dollar deposits.

ONE-YEAR LIBOR                   means the London interbank offered rate for
                                 one-year United States dollar deposits.

OPTIONAL TERMINATION PRICE       means the sum of (i) the aggregate outstanding
                                 principal balance of the Mortgage Loans (or if such Mortgage Loan is an REO Property, the fair market value of such REO Property), plus accrued interest thereon through the Due Date preceding distribution of the proceeds; (ii) any unreimbursed fees and out-of-pocket costs and expenses owed to the Trustee (including any amounts incurred by the Trustee in connection with conducting such auction) or the Servicer and all unreimbursed Advances and servicing advances; (iii) any unreimbursed costs, penalties and/or damages incurred by the Issuing Entity in connection with any violation relating to any of the Mortgage Loans of any predatory or abusive lending law; and (iv) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, owed to the
                                 Swap Counterparty.

ORIGINAL LOAN-TO-VALUE RATIO     means, (i) in the case of any Mortgage Loan in
                                 a first lien position, the Loan-to-Value Ratio or LTV and (ii) in the case of any Mortgage Loan in a second lien position, the Combined Loan-to-Value Ratio or CLTV.

PARTICIPANTS                     means participating organizations that utilize
                                 the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

PASS-THROUGH MARGIN              means for each class of the Offered
                                 Certificates, for any Distribution Date:

                                                                              ON OR BEFORE THE    AFTER THE
                                                                                  AUCTION          AUCTION
                                                                                TERMINATION      TERMINATION
                                                                                    DATE            DATE
                                                                              ----------------   -----------
                                             Class A-1......................      0.1400%          0.2800%
                                             Class A-2A.....................      0.0300%          0.0600%
                                             Class A-2B.....................      0.0900%          0.1800%
                                             Class A-2C.....................      0.1500%          0.3000%
                                             Class A-2D.....................      0.2500%          0.5000%
                                             Class M-1......................      0.2800%          0.4200%
                                             Class M-2......................      0.2900%          0.4350%
                                             Class M-3......................      0.3100%          0.4650%
                                             Class M-4......................      0.3600%          0.5400%
                                             Class M-5......................      0.3900%          0.5850%
                                             Class M-6......................      0.4600%          0.6900%
                                             Class B-1......................      0.9000%          1.3500%
                                             Class B-2......................      1.1000%          1.6500%
                                             Class B-3......................      1.9000%          2.8500%
                                             Class R........................      0.1400%          0.2800%

PASS-THROUGH RATE                means, with respect to any class of the Offered
                                 Certificates on any Distribution Date, the least of (1) One-Month LIBOR plus the Pass-Through Margin for such class of Offered
                                 Certificates, (2) the related Available Funds
                                 Cap and (3) the related Maximum Rate Cap.

PERCENTAGE INTEREST              means, with respect to any certificate, the
                                 percentage derived by dividing the denomination of such certificate by the aggregate denominations of all certificates of the applicable class.

PERIODIC RATE CAP                means the maximum amount by which the Mortgage
                                 Rate on any Adjustable Rate Mortgage Loan may increase or decrease on an Adjustment Date.

PLAN means an employee benefit plan or arrangement subject to Title I of ERISA or a plan subject to Section 4975 of the Code.

POOLING AND SERVICING
AGREEMENT                        means the Pooling and Servicing Agreement,
                                 dated as of June 1, 2006, among the Depositor, the Servicer and the Trustee.

PPC OR PREPAYMENT CONSTANT       means a prepayment model which uses a
                                 prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. 100% PPC, which represents 100% of the prepayment model for the

                                 Adjustable Rate Mortgage Loans, assumes
                                 prepayment rates at a constant prepayment rate of 2% per annum in month 1, building linearly (rounded to the nearest hundredth), building to a constant prepayment rate of 30% per annum in month 12 and remaining constant at a constant prepayment rate of 30% per annum from month 12 up to and including month 22, then remaining constant at a constant prepayment rate of 50% per annum from month 23 up to and including month 27 and then remaining constant at a constant prepayment rate of 35% per annum from month 28 and thereafter.

PREPAYMENT INTEREST EXCESSES     means, with respect to any Servicer Remittance
                                 Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment
                                 Period occurring between the first day of the calendar month in which such Servicer
                                 Remittance Date occurs and the last day of the related Prepayment Period, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Servicer
                                 Remittance Date occurs and ending on the date on which such Principal Prepayment is so applied.

PREPAYMENT INTEREST SHORTFALL    means a shortfall in interest distributions as
                                 a result of Principal Prepayments to
                                 certificateholders in excess of Compensating
                                 Interest.

PREPAYMENT PERIOD                means, with respect to any Distribution Date,
                                 the period from and including the 15th date of the calendar month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and including the 14th day of the calendar month in which such Distribution
                                 Date occurs.

PRINCIPAL DISTRIBUTION AMOUNT    means, with respect to each Distribution Date,
                                 the sum of (1) the Principal Funds for such Distribution Date and (2) any Extra Principal
                                 Distribution Amount for such Distribution Date.

PRINCIPAL FUNDS                  means, with respect to any Distribution Date,
                                 the sum, without duplication, of (1) the scheduled principal due during the related Due
                                 Period and received before the related Servicer
                                 Remittance Date or required to be advanced by the Servicer on or before the related Servicer
                                 Remittance Date, (2) prepayments of principal in full collected in the related Prepayment
                                 Period, (3) the Stated Principal Balance of each Mortgage Loan that was purchased by the Depositor or the Servicer during the related
                                 Prepayment Period or, in the case of a purchase in connection with an optional termination, on the Business Day prior to such Distribution
                                 Date, (4) the amount, if any, by which the aggregate unpaid principal balance of any replacement Mortgage Loans is less than the aggregate unpaid principal balance of any Mortgage Loans delivered by the Sponsor in connection with a substitution of a Mortgage
                                 Loan, (5) all liquidation proceeds collected during the related Prepayment Period (to the extent such liquidation proceeds relate to principal and represent payment in full), (6) all Subsequent Recoveries received during the related Due Period and (7) all other collections and recoveries in respect of principal during the related Due Period, less all non-recoverable Advances relating to principal and all non-recoverable servicing advances reimbursed during the related Due
                                 Period and certain expenses reimbursable to the Trustee and the Servicer.

PRINCIPAL PREPAYMENT             means any mortgagor payment of principal or
                                 other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its Due Date and applied to reduce the Stated Principal Balance of the Mortgage Loan in accordance with the terms of the mortgage note.

PTE means a Prohibited Transaction Exemption granted by the U.S. Department of Labor.

RATING AGENCY                    means either of Moody's or S&P.

RATING AGENCY CONDITION          as defined in the Swap Agreement.

REALIZED LOSS                    means the excess of the Stated Principal
                                 Balance of a defaulted Mortgage Loan plus accrued interest over the net liquidation proceeds of a defaulted Mortgage Loan that are allocated to principal.

RECORD DATE                      means, for a Distribution Date, the last
                                 Business Day of the month preceding the month of such Distribution Date.

REFERENCE BANKS                  means leading banks selected by the Trustee and
                                 engaged in transactions in Eurodollar deposits in the international Eurocurrency market (1) with an established place of business in London, (2) whose quotations appear on the Reuters Screen LIBO Page on the Interest
                                 Determination Date in question, (3) which have been designated as such by the Servicer and (4) not controlling, controlled by, or under common control with, the Depositor, the Trustee, the Servicer, the Sponsor or any successor servicer.

REGULATION AB                    means Subpart 229.1100--Asset Backed Securities
                                 (Regulation AB), 17 C.F.R.
                                 sec.sec.229.1100-229.1123, as such may be
                                 amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
                                 Act Release No. 33-8518, 70 Fed Reg. 1,506,
                                 1.531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

RELEVANT DEPOSITARY              means Citibank, N.A., as depositary for
                                 Clearstream Luxembourg, and U.S. Bank National
                                 Association, as depositary for Euroclear, individually.

REO PROPERTY                     means mortgaged property that has been acquired
                                 by the Servicer through foreclosure or
                                 deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

REQUIRED PERCENTAGE              means, with respect to a Distribution Date
                                 after the Stepdown Date, the quotient of (x) the excess of (1) the aggregate Stated

                                 Principal Balance of the Mortgage Loans over
                                 (2) the Certificate Principal Balance of the most senior class of certificates outstanding as of such Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, and (y) the Stated Principal Balances of the Mortgage Loans. As used herein, the Certificate Principal Balance of the most senior class of certificates will equal the aggregate Certificate Principal Balance of the Class A Certificates as of such date of calculation.

RESERVE INTEREST RATE            means the rate per annum that the Trustee
                                 determines to be either (1) the arithmetic mean
                                 (rounded upwards if necessary to the nearest whole multiple of 0.03125%) of the one-month
                                 United States dollar lending rates which New
                                 York City banks selected by the Trustee are quoting on the relevant Interest Determination
                                 Date to the principal London offices of leading banks in the London interbank market or (2) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month
                                 United States dollar lending rate which New
                                 York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

RESTRICTED GROUP                 means the underwriter, the Trustee, the
                                 Servicer, any obligor with respect to Mortgage
                                 Loans included in the Trust Fund constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the Issuing Entity, or any affiliate of such parties.

REUTERS SCREEN LIBO PAGE         means the display designated as page "LIBO" on
                                 the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying
                                 London interbank offered rates of major banks).

RULES means the rules, regulations and procedures creating and affecting DTC and its operations.

S&P means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor.

SCHEDULED PAYMENTS               means scheduled monthly payments made by
                                 mortgagors on the Mortgage Loans.

SECOND LIEN RATIO                means, for any Mortgage Loan in a second lien
                                 position, the ratio of the original principal balance of such Mortgage Loan to the sum of (1) the original principal balance of such Mortgage
                                 Loan and (2) the outstanding principal balance of any mortgage loan the lien on which is senior to the lien on the Mortgage Loan at the time of origination of such Mortgage Loan.

SERVICER                         means Wilshire Credit Corporation.

SERVICER REMITTANCE DATE         means the later of (x) the date that is two (2)
                                 Business Days after the 15th day of the month in which the related Distribution Date occurs and (y) the 18th day (or if such day is not a Business Day, the immediately succeeding
                                 Business Day) of the month in which the related
                                 Distribution Date occurs.

SERVICING FEE                    means a monthly fee paid to the Servicer from
                                 interest collected with respect to each
                                 Mortgage Loan serviced by it (as well as from any liquidation proceeds from a liquidated
                                 Mortgage Loan that are applied to accrued and unpaid interest) generally equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan. The Servicer also is entitled to receive, as additional servicing compensation,
                                 Prepayment Interest Excesses, excess proceeds from REO Property sales, all assumption fees and other similar charges (other than prepayment charges) and all investment income earned on or benefits received from amounts on deposit in the Collection Account and escrow accounts.

SERVICING FEE RATE               means 0.50% per annum for each Mortgage Loan.

SIMILAR LAW                      means any state, local, federal, non-U.S. or
                                 other law substantively similar to Title I of ERISA or Section 4975 of the Code.

SIX-MONTH LIBOR                  means the London interbank offered rate for
                                 six-month United States dollar deposits.

SIX-MONTH LIBOR LOANS            means Adjustable Rate Mortgage Loans having a
                                 Mortgage Rate which is generally subject to semi-annual adjustment on the first day of the months specified in the related mortgage note to equal the sum, rounded to the nearest
                                 0.125%, of (1) the Mortgage Index and (2) the
                                 Gross Margin.

SMMEA                            means the Secondary Mortgage Market Enhancement
                                 Act of 1984, as amended.

SPONSOR                          means Merrill Lynch Mortgage Lending, Inc.

STATED PRINCIPAL BALANCE         means, with respect to a Mortgage Loan and any
                                 Distribution Date, the amount equal to the outstanding principal balance as of the Cut-off
                                 Date, after giving effect to Scheduled Payments due on or before that date, reduced by (1) the principal portion of all Scheduled Payments due on or before the Due Date in the Due Period immediately preceding such Distribution Date, whether or not received, and (2) all amounts allocable to unscheduled principal payments received on or before the last day of the Prepayment Period immediately preceding such
                                 Distribution Date. The Stated Principal Balance of a liquidated Mortgage Loan shall be deemed to be zero.

STEPDOWN DATE                    means the earlier of (1) the first Distribution
                                 Date on which the aggregate Certificate
                                 Principal Balance of the Class R, Class A-1 and
                                 Class A-2 Certificates has been reduced to zero and (2) the later to occur of (A) the Distribution Date in July 2009 or (B) the first
                                 Distribution Date on which the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after giving effect to
                                 distributions of the Principal Funds amount for such Distribution Date) is less than or equal to 56.50% of the aggregate Stated Principal
                                 Balance of the Mortgage Loans as of the end of the immediately preceding Due Period.

STEPDOWN REQUIRED LOSS
PERCENTAGE                       means, for any Distribution Date, the
                                 applicable percentage for such Distribution
                                 Date set forth in the following table:

                                 DISTRIBUTION DATE OCCURRING IN       STEPDOWN REQUIRED LOSS PERCENTAGE
                                 ------------------------------       ----------------------------------
                                 July 2008 - June 2009                1.50% with respect to July 2008,
                                                                      plus an additional 1/12th of 1.85%
                                                                      for each month thereafter
                                 July 2009 - June 2010                3.35% with respect to April 2009,
                                                                      plus an additional 1/12th of 1.90%
                                                                      for each month thereafter
                                 July 2010 - June 2011                5.25% with respect to April 2010,
                                                                      plus an additional 1/12th of 1.50%
                                                                      for each month thereafter
                                 July 2011 - June 2012                6.75% with respect to April 2011,
                                                                      plus an additional 1/12th of 0.80%
                                                                      for each month thereafter
                                 July 2012 and thereafter             7.55%

STEPDOWN TRIGGER EVENT           means the situation that exists with respect to
                                 any Distribution Date on or after the Stepdown
                                 Date, if (a) the quotient of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent, measured on a rolling three-month basis (including Mortgage
                                 Loans in foreclosure, REO Properties and Mortgage Loans with respect to which the applicable mortgagor is in bankruptcy) and (2) the Stated Principal Balance of all of the Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product of (i) 36.75% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution
                                 Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Stepdown Required Loss Percentage.

SUBORDINATE CERTIFICATE
AVAILABLE
FUNDS CAP                        means, with respect to a Distribution Date, the
                                 per annum rate equal to the weighted average
                                 (weighted in proportion to the results of subtracting from the sum of the aggregate
                                 Stated Principal Balance of each Mortgage
                                 Group, the current Certificate Principal
                                 Balance of the Class A-1 and Class R
                                 certificates, in the case of Group One, or the Class A-2A, Class A-2B, Class A-2C and Class
                                 A-2D Certificates, in the case of Group Two) of the Class A-1 Available Funds Cap and the Class
                                 A-2 Available Funds Cap. The Subordinate
                                 Certificate Available Funds Cap shall relate to the Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class B-1, Class B-2 and
                                 Class B-3 Certificates.

SUBORDINATE CERTIFICATE CAP
CONTRACT means the confirmation evidencing the cap transaction entered into between the Trustee on behalf of the Issuing Entity and the Cap Contract Counterparty pursuant to the Cap Agreement for the benefit of the Subordinate Certificates.

SUBORDINATE CERTIFICATE CAP
CONTRACT
NOTIONAL BALANCE                 means, as of any Distribution Date, the
                                 notional balance of the Subordinate Certificate
                                 Cap Contract on such Distribution Date, as set forth in the table on page S-71.

SUBORDINATE CERTIFICATE CAP
CONTRACT
TERMINATION DATE                 means the Distribution Date after the
                                 Distribution Date in December 2006.

SUBORDINATE CERTIFICATE LOWER
COLLAR means, with respect to each Distribution Date, the applicable per annum rate set forth under the heading "1ML Strike Lower Collar" in the Subordinate Certificate One-Month LIBOR Cap Table on page S-71.

SUBORDINATE CERTIFICATE
MAXIMUM
RATE CAP means, with respect to a Distribution Date, the per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the sum of (x) the aggregate Stated Principal Balance of each Mortgage Group, the current Certificate Principal Balance of the Class A-1 and Class R Certificates, in the case of Group One, or the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in the case of Group Two) of the Class A-1 Maximum Rate Cap and the Class A-2 Maximum Rate Cap.

SUBORDINATE CERTIFICATE UPPER
COLLAR means, with respect to each Distribution Date, the applicable per annum rate set forth under the heading "1ML Strike Upper Collar" in the Subordinate Certificate One-Month LIBOR Cap Table on page S-71.

SUBORDINATE CERTIFICATES         means the Class M and Class B Certificates.

SUBSEQUENT RECOVERY              means any amount (net of amounts to be
                                 reimbursed to the Servicer related to such Mortgage Loan) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a liquidated Mortgage Loan.

SUPPLEMENTAL INTEREST TRUST      means the separate trust established by the
                                 Trustee for the benefit of the
                                 certificateholders out of which any Swap
                                 Termination Payments or Net Swap Payments owed to the Swap Counterparty will be paid, certain distributions to certificateholders will be made, and into which any Swap Termination
                                 Payments or Net Swap Payments received from the Swap Counterparty will be deposited.

SURF means Specialty Underwriting and Residential Finance, a program established by the Sponsor to originate and purchase sub-prime Mortgage Loans under the SURF Underwriting Guidelines.

SURF UNDERWRITING GUIDELINES     means the underwriting standards and guidelines
                                 established by SURF and further described under the heading "Underwriting Guidelines--SURF
                                 Underwriting Guidelines" in this prospectus supplement.

SWAP AGREEMENT                   means the ISDA Master Agreement (together with
                                 the schedule thereto), the ISDA Credit Support
                                 Annex and the confirmation evidencing the Swap transaction between the Swap Counterparty and the trustee of the Supplemental Interest Trust for the benefit of the Issuing Entity.

SWAP AGREEMENT NOTIONAL
BALANCES means the notional balance of the Swap Agreement as set forth in the table on S-73.

SWAP COUNTERPARTY                means Credit Suisse International or any
                                 successor counterparty who meets the
                                 requirements set forth in the Swap Agreement.

SWAP REGULATIONS                 means the final regulations issued by the IRS
                                 relating to notional principal contracts under
                                 Section 446 of the Code.

SWAP TERMINATION PAYMENT         means a payment required to be made by either
                                 the Supplemental Interest Trust or the Swap
                                 Counterparty pursuant to the Swap Agreement as a result of termination of the Swap Agreement.

TERMS AND CONDITIONS             means the Terms and Conditions Governing Use of
                                 Euroclear, the related Operating Procedures of the Euroclear System and applicable Belgian law.

TRUST FUND                       means the trust fund created by the Pooling and
                                 Servicing Agreement.

TRUSTEE                          means U.S. Bank National Association.

TRUSTEE FEE                      means all of the investment income earned on
                                 funds in the Certificate Account and
                                 reimbursement of certain unanticipated
                                 out-of-pocket expenses of the Trustee.

UNDERWRITER                      means Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated.

UNPAID REALIZED LOSS AMOUNT      means, with respect to any class of the
                                 Subordinate Certificates and as to any
                                 Distribution Date, the excess of (1) Applied
                                 Realized Loss Amounts with respect to such class over (2) the sum of (x) all distributions in reduction of the Unpaid Realized Loss
                                 Amounts on all previous Distribution Dates and
                                 (y) all increases in the Certificate Principal
                                 Balance of such class pursuant to the last sentence of the definition of "Certificate
                                 Principal Balance." Any amounts distributed to a class of Subordinate Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal
                                 Balance of such class.

UPPER COLLAR                     means any of the Class A-1 Upper Collar, Class
                                 A-2 Upper Collar or Subordinate Certificate
                                 Upper Collar.

U.S. BANK                        means U.S. Bank National Association.

WILSHIRE                         means Wilshire Credit Corporation.

                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in limited circumstances, the globally offered Specialty Underwriting and Residential Finance Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-BC3 known as "Global Securities," will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificate issues.

      Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Global Securities will be effected on a delivery-against-payment basis through the respective European Depositaries of Clearstream Luxembourg and Euroclear (in such capacity) and as DTC Participants.

      Beneficial owners of Global Securities that are non-U.S. Persons (as described below) will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

      All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their Participants through their respective European Depositaries, which in turn will hold such positions in accounts as DTC Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage pass-through certificate issues. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading Between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through certificate issues in same-day funds.

      Trading Between Clearstream Luxembourg and/or Euroclear
Participants. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

      Trading Between DTC Seller and Clearstream Luxembourg or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the Relevant Depositary to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

      Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the Relevant Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      Trading Between Clearstream Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective European Depositaries, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream Luxembourg or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      (1) borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

      (2) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear accounts in order to settle the sale side of the trade; or

      (3) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A beneficial owner of Global Securities that is a non-U.S. Person will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

      Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons and are neither "10-percent shareholders" of the issuer within the meaning of Code Section 871(h)(3)(B) nor controlled foreign corporations related to the issuer within the meaning of Code Section 881(c)(3)(C) can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Further, non-U.S. Persons that are beneficial owners residing in a country that has a tax treaty with the United States and are eligible for benefits under that treaty can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing a properly completed Form W-8BEN claiming eligibility for treaty benefits. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change. If the owner of Global Securities is a partnership or other type of pass-through entity that is not treated for U.S. withholding tax purposes as the beneficial owner of the income with respect to such Global Securities, the owner generally must receive the statement described in the previous sentence from the owner's partners or other beneficial owners of the income with respect to the Global Securities and may be required to provide such statements, and certain additional information, to the person through whom the owner holds the Global Securities.

      Exemption for non-U.S. Persons with Effectively Connected Income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

      The term "U.S. Person" means

      (1) a citizen or resident of the United States,

      (2) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes,

      (3) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source, or

      (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be U.S. Persons.

      This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                                    ANNEX II

                               THE MORTGAGE POOL

                                 MORTGAGE RATES

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF MORTGAGE       MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
RATES                     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-----------------       ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
5.500% or less........        1     $     67,059       0.01%      5.400%     590       $ 67,059       80.00%    100.00%     0.00%
5.501% to 6.000%......       11        2,888,964       0.34       5.951      658        262,633       74.01      38.53     31.10
6.001% to 6.500%......       73       18,711,350       2.20       6.379      640        256,320       75.77      72.10     32.39
6.501% to 7.000%......      313       74,141,375       8.72       6.864      629        236,873       76.45      59.83     30.02
7.001% to 7.500%......      525      120,393,460      14.16       7.340      625        229,321       78.88      52.18     24.45
7.501% to 8.000%......     1069      225,492,289      26.53       7.813      617        210,938       80.70      44.64     23.74
8.001% to 8.500%......      718      134,200,179      15.79       8.296      609        186,908       81.37      36.95     15.46
8.501% to 9.000%......      757      127,065,472      14.95       8.779      598        167,854       82.05      34.11     14.77
9.001% to 9.500%......      363       51,959,224       6.11       9.301      593        143,138       83.12      37.76     10.55
9.501% to 10.000%.....      318       37,908,409       4.46       9.772      590        119,209       86.44      46.16      8.54
10.001% to 10.500%....      134       11,408,962       1.34      10.275      608         85,142       89.49      49.68      0.46
10.501% to 11.000%....      223       14,871,224       1.75      10.847      646         66,687       94.99      32.82      0.30
11.001% to 11.500%....      149        9,573,656       1.13      11.335      658         64,253       97.23      17.96      0.00
11.501% to 12.000%....      220       11,374,583       1.34      11.857      648         51,703       98.68      14.11      0.00
12.001% to 12.500%....      139        7,081,405       0.83      12.269      630         50,945       98.94      32.84      0.00
12.501% to 13.000%....       63        2,511,926       0.30      12.861      629         39,872       99.23      17.48      0.00
13.001% to 13.500%....        6          285,432       0.03      13.275      615         47,572      100.00       0.00      0.00
13.501% to 14.000%....        2           70,732       0.01      13.990      629         35,366      100.00      29.34      0.00
                          -----     ------------     ------      ------      ---       --------      ------     ------    ------
  Total:..............    5,084     $850,005,701     100.00%      8.258%     614       $167,192       81.66%     43.44%    18.88%
                          =====     ============     ======      ======      ===       ========      ======     ======    ======

      As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.400% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.258% per annum.

                      REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF REMAINING      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
MONTHS TO STATED        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
MATURITY                  LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
109 to 120............        3     $    203,403       0.02%      8.349%     598       $ 67,801      55.47%     100.00%     0.00%
169 to 180............      844       45,079,579       5.30      11.140      654         53,412      96.81       26.42      0.00
229 to 240............       46        3,785,152       0.45       8.870      612         82,286      83.89       67.53      0.00
337 to 348............        6          875,735       0.10       8.110      587        145,956      81.92       38.16     29.23
349 to 360............    4,185      800,061,831      94.12       8.093      612        191,174      80.80       44.27     20.03
                          -----     ------------     ------      ------      ---       --------      -----      ------     -----
  Total:..............    5,084     $850,005,701     100.00%      8.258%     614       $167,192      81.66%      43.44%    18.88%
                          =====     ============     ======      ======      ===       ========      =====      ======     =====

      As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 347 months.

                                      AII-1

                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
MORTGAGE LOAN           MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
PRINCIPAL BALANCES        LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
$50,000 or less.......      554     $ 18,238,938       2.15%     11.027%     638       $ 32,922      95.13%      44.71%     0.47%
$50,001 to $100,000...    1,187       89,205,719      10.49       9.466      619         75,152      85.47       55.07      3.64
$100,001 to
  $150,000............    1,024      126,436,571      14.87       8.475      608        123,473      82.34       60.73      7.73
$150,001 to
  $200,000............      730      126,925,497      14.93       8.097      611        173,871      81.03       52.40     14.88
$200,001 to
  $250,000............      545      122,177,437      14.37       7.986      610        224,179      80.81       45.18     20.30
$250,001 to
  $300,000............      350       95,286,617      11.21       7.871      615        272,247      79.80       38.64     25.92
$300,001 to
  $350,000............      264       85,555,372      10.07       7.900      616        324,073      80.07       31.71     28.58
$350,001 to
  $400,000............      189       70,802,043       8.33       7.964      619        374,614      80.15       23.67     27.25
$400,001 to
  $450,000............      110       46,686,447       5.49       7.839      618        424,422      81.24       27.11     29.18
$450,001 to
  $500,000............       70       33,412,120       3.93       8.120      614        477,316      80.61       17.03     27.23
$500,001 to
  $550,000............       28       14,710,169       1.73       7.736      629        525,363      81.63       32.10     43.04
$550,001 to
  $600,000............       18       10,443,131       1.23       7.727      620        580,174      82.73       39.50     39.06
$600,001 to
  $650,000............        8        5,008,769       0.59       7.811      637        626,096      78.47       37.12     12.78
$650,001 to
  $700,000............        2        1,373,363       0.16       7.375      633        686,681      82.36       49.95      0.00
$700,001 to
  $750,000............        4        2,948,508       0.35       7.830      605        737,127      80.81       74.60     23.96
$750,001 to
  $800,000............        1          795,000       0.09       6.590      621        795,000      75.00      100.00    100.00
                          -----     ------------     ------      ------      ---       --------      -----      ------     -----
  Total:..............    5,084     $850,005,701     100.00%      8.258%     614       $167,192      81.66%      43.44%    18.88%
                          =====     ============     ======      ======      ===       ========      =====      ======     =====

      As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,981 to approximately $795,000 and the average outstanding principal balance of the Mortgage Loans was approximately $167,192.

                                      AII-2

                                 PRODUCT TYPES

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
15/30 Balloon Loans...      801     $ 40,978,507       4.82%     11.389%     658       $ 51,159       99.25%     24.89%     0.00%
20/30 Balloon Loans...        1           46,948       0.01      10.850      662         46,948      100.00       0.00      0.00
30/40 Balloon Loans...       54       12,054,161       1.42       7.502      617        223,225       78.69      76.34      0.00
10 Year Fixed Loans...        3          203,403       0.02       8.349      598         67,801       55.47     100.00      0.00
15 Year Fixed Loans...       43        4,101,072       0.48       8.651      611         95,374       72.44      41.67      0.00
20 Year Fixed Loans...       45        3,738,204       0.44       8.845      612         83,071       83.69      68.38      0.00
30 Year Fixed Loans...      791      114,796,798      13.51       8.231      609        145,129       81.50      66.83      3.85
Six-Month LIBOR
  Loans...............       20        4,104,314       0.48       7.332      602        205,216       80.71      23.87      0.00
2/28 LIBOR Loans (6
  Month LIBOR)........    1,714      309,722,015      36.44       8.245      610        180,701       80.78      43.06     29.64
2/28 LIBOR Loans (1
  Year LIBOR).........       15        2,290,789       0.27       8.486      609        152,719       84.01      45.54      0.00
2/28 LIBOR Balloon (6
  Month LIBOR)........      302       75,779,576       8.92       7.934      619        250,926       80.58      33.26      0.00
3/27 LIBOR Loans (6
  Month LIBOR)........      950      199,885,568      23.52       7.969      616        210,406       80.92      37.75     31.40
3/27 LIBOR Loans (1
  Year LIBOR).........        2          383,825       0.05       7.953      661        191,912       80.00       0.00     65.66
3/27 LIBOR Balloon (6
  Month LIBOR)........      318       77,391,948       9.10       7.900      610        243,371       80.19      38.09      0.00
5/25 LIBOR Loans (6
  Month LIBOR)........       20        3,921,498       0.46       7.675      618        196,075       78.00      79.35     25.17
5/25 LIBOR Loans (1
  Year LIBOR).........        5          607,075       0.07       7.846      646        121,415       79.74       0.00     49.38
                          -----     ------------     ------     -------      ---       --------      ------     ------    ------
  Total:..............    5,084     $850,005,701     100.00%      8.258%     614       $167,192       81.66%     43.44%    18.88%
                          =====     ============     ======     =======      ===       ========      ======     ======    ======

                               AMORTIZATION TYPE

                             NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                               OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------           --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing..........   2,978     $483,239,006      56.85%     8.279%      600       $162,270      80.80%     49.76%     0.00%
Balloon...................   1,476      206,251,140      24.26      8.583       623        139,737      84.03      35.92      0.00
24 Month Interest-Only....       7        1,763,592       0.21      7.151       615        251,942      80.46      15.12    100.00
60 Month Interest-Only....     621      158,523,958      18.65      7.785       646        255,272      81.20      34.24    100.00
120 Month Interest-Only...       2          228,005       0.03      7.834       652        114,003      80.00      49.12    100.00
                             -----     ------------     ------      -----       ---       --------      -----      -----    ------
  Total:..................   5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%     43.44%    18.88%
                             =====     ============     ======      =====       ===       ========      =====      =====    ======

                GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                               OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
GEOGRAPHIC DISTRIBUTION      LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Alabama...................      79     $  8,164,442       0.96%      8.905%     604       $103,347      84.20%     46.74%     7.62%
Alaska....................       1          319,346       0.04       7.150      590        319,346      85.00     100.00      0.00
Arizona...................     288       49,284,541       5.80       8.192      615        171,127      78.90      40.05     24.54
Arkansas..................      23        2,171,704       0.26       8.982      623         94,422      84.45      41.84      9.73
California................     623      163,469,368      19.23       8.018      628        262,391      79.93      23.39     35.85
Colorado..................      57        9,201,204       1.08       8.141      617        161,425      83.73      49.50     22.52
Connecticut...............      47        9,098,504       1.07       7.828      598        193,585      82.75      53.77      7.45

                                      AII-3

                             NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                               OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
GEOGRAPHIC DISTRIBUTION      LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Delaware..................       8        1,568,316       0.18       7.593      607        196,040      84.84      70.05     10.62
District of Columbia......       6        1,700,309       0.20       7.777      588        283,385      59.86      62.01     17.82
Florida...................     516       88,025,549      10.36       8.205      615        170,592      80.39      39.06     16.49
Georgia...................     131       18,060,838       2.12       8.530      615        137,869      84.45      53.18     16.24
Hawaii....................       2          375,721       0.04       8.244      579        187,860      77.14      63.20      0.00
Idaho.....................      17        2,539,977       0.30       8.372      599        149,410      77.77      40.26      3.56
Illinois..................     291       48,483,233       5.70       8.628      616        166,609      83.70      42.55     13.70
Indiana...................     138       15,552,632       1.83       8.471      612        112,700      86.79      65.03      2.25
Iowa......................      23        2,697,827       0.32       8.476      620        117,297      87.41      56.09      0.00
Kansas....................      38        3,633,522       0.43       8.575      612         95,619      85.53      82.72     12.42
Kentucky..................      53        5,357,079       0.63       8.567      612        101,077      83.70      65.71      8.66
Louisiana.................      55        6,074,056       0.71       8.288      615        110,437      85.53      58.46      0.00
Maine.....................      10        1,860,884       0.22       8.271      588        186,088      80.92      65.87      0.00
Maryland..................     244       58,511,821       6.88       7.891      609        239,803      79.05      52.04     18.67
Massachusetts.............      39        9,904,640       1.17       7.906      612        253,965      79.36      26.31     10.51
Michigan..................     262       30,407,868       3.58       8.699      604        116,061      83.34      54.21      7.42
Minnesota.................      79       11,644,655       1.37       8.462      626        147,401      80.99      47.40     38.77
Mississippi...............      36        3,219,154       0.38       8.923      593         89,421      85.54      58.65      3.48
Missouri..................     132       14,862,452       1.75       8.619      604        112,594      84.90      56.73     11.66
Montana...................       7          726,050       0.09       9.295      590        103,721      83.56       0.00      0.00
Nebraska..................      16        1,881,535       0.22       8.835      601        117,596      85.74      38.00      0.00
Nevada....................      83       15,974,738       1.88       8.111      617        192,467      80.59      31.20     27.34
New Hampshire.............      16        2,698,055       0.32       7.986      605        168,628      82.41      30.84      4.30
New Jersey................      62       15,665,560       1.84       8.141      600        252,670      81.24      51.44     17.49
New Mexico................      13        1,834,564       0.22       7.721      624        141,120      84.32      94.41      0.00
New York..................     162       37,463,204       4.41       7.960      617        231,254      79.59      38.85     14.50
North Carolina............      70        9,820,538       1.16       9.040      607        140,293      84.81      48.03     15.97
North Dakota..............       3          294,410       0.03       9.462      618         98,137      90.11      55.56      0.00
Ohio......................     171       18,806,492       2.21       8.533      606        109,979      85.32      64.48      5.73
Oklahoma..................      44        3,521,555       0.41       9.160      609         80,035      87.28      52.89      0.00
Oregon....................      42        8,184,724       0.96       8.094      604        194,874      81.87      39.49     10.96
Pennsylvania..............     120       18,250,072       2.15       8.020      608        152,084      84.12      56.44      5.47
Rhode Island..............      22        4,883,417       0.57       7.832      600        221,974      79.86      41.84     24.16
South Carolina............      37        5,593,856       0.66       8.649      591        151,185      83.90      59.41     10.80
South Dakota..............       3          166,666       0.02       9.116      631         55,555      80.93      34.14      0.00
Tennessee.................     184       19,058,310       2.24       8.424      622        103,578      84.69      62.63     18.13
Texas.....................     346       33,502,949       3.94       8.795      609         96,829      84.32      53.87      6.52
Utah......................      38        5,440,638       0.64       8.552      613        143,175      83.52      48.54      9.44
Vermont...................       1          119,948       0.01      10.100      522        119,948      75.00     100.00      0.00
Virginia..................     209       42,067,802       4.95       8.101      612        201,281      80.69      45.97     22.33
Washington................     119       22,348,443       2.63       8.333      612        187,802      83.76      41.85     16.47
West Virginia.............      17        2,798,336       0.33       8.600      587        164,608      86.06      55.52      9.17
Wisconsin.................      97       12,316,310       1.45       8.633      607        126,972      84.50      67.64      9.11
Wyoming...................       4          397,887       0.05       8.427      622         99,472      83.94     100.00     38.00
                             -----     ------------     ------      ------      ---       --------      -----     ------    ------
  Total:..................   5,084     $850,005,701     100.00%      8.258%     614       $167,192      81.66%     43.44%    18.88%
                             =====     ============     ======      ======      ===       ========      =====     ======    ======

      No more than approximately 0.46% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

                                      AII-4

                         ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL      MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less.......     103     $ 14,236,909       1.67%      8.163%     584       $138,222      40.52%     43.08%     5.98%
50.01% to 55.00%.....      48        8,589,020       1.01       7.671      583        178,938      52.73      60.55      9.43
55.01% to 60.00%.....      74       13,007,504       1.53       7.896      594        175,777      58.23      36.69      3.67
60.01% to 65.00%.....     115       23,144,442       2.72       7.862      577        201,256      63.23      44.65      9.18
65.01% to 70.00%.....     171       35,591,229       4.19       7.786      588        208,136      68.86      40.08     11.20
70.01% to 75.00%.....     282       57,748,405       6.79       7.979      587        204,782      74.07      48.72      9.02
75.01% to 80.00%.....   1,765      344,613,878      40.54       7.893      629        195,249      79.75      36.81     29.92
80.01% to 85.00%.....     554      110,581,849      13.01       8.190      591        199,606      84.49      47.57     13.31
85.01% to 90.00%.....     727      139,464,076      16.41       8.356      611        191,835      89.61      49.33     17.19
90.01% to 95.00%.....     236       33,532,210       3.94       8.901      614        142,086      94.41      64.95      9.87
95.01% to 100.00%....   1,009       69,496,178       8.18      10.440      649         68,876      99.93      43.64      2.81
                        -----     ------------     ------      ------      ---       --------      -----      -----     -----
  Total:.............   5,084     $850,005,701     100.00%      8.258%     614       $167,192      81.66%     43.44%    18.88%
                        =====     ============     ======      ======      ===       ========      =====      =====     =====

      As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.03% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.33% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.60%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

                                  LOAN PURPOSE

                        NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------           --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Refinance--Cashout...   2,608     $505,652,610      59.49%     8.114%      599       $193,885      79.81%     48.69%    14.13%
Purchase.............   2,222      308,457,111      36.29      8.496       641        138,820      84.46      32.27     27.68
Refinance--Rate/
  Term...............     254       35,895,980       4.22      8.246       604        141,323      83.71      65.42     10.22
                        -----     ------------     ------      -----       ---       --------      -----      -----     -----
  Total:.............   5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%     43.44%    18.88%
                        =====     ============     ======      =====       ===       ========      =====      =====     =====

                                 PROPERTY TYPE

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
PROPERTY TYPE            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-------------          ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Single Family........    3,965     $644,747,509      75.85%      8.253%     613       $162,610      81.46%      43.75%    18.06%
Planned Unit
  Development........      685      130,973,826      15.41       8.267      618        191,203      82.79       42.33     21.42
Two- to Four-
  Family.............      172       33,721,383       3.97       8.387      632        196,055      80.93       37.02     17.71
Condominium..........      195       30,358,555       3.57       8.305      624        155,685      82.72       42.40     25.81
Townhouse............       38        6,618,818       0.78       7.886      603        174,179      81.77       50.05     27.74
Rowhouse.............       25        3,154,965       0.37       7.768      595        126,199      73.36       81.16     11.27
Manufactured
  Housing............        4          430,645       0.05      10.522      556        107,661      78.69      100.00      0.00
                         -----     ------------     ------      ------      ---       --------      -----      ------     -----
  Total:.............    5,084     $850,005,701     100.00%      8.258%     614       $167,192      81.66%      43.44%    18.88%
                         =====     ============     ======      ======      ===       ========      =====      ======     =====

                                      AII-5

                               DOCUMENTATION TYPE

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
DOCUMENTATION          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
TYPE                     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-------------          ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Stated
  Documentation......    2,469     $447,569,602      52.65%     8.453%      627       $181,276      81.21%      0.00%     22.60%
Full Documentation...    2,482      369,620,585      43.48      8.050       599        148,920      82.08      99.89      14.79
Lite Documentation...      133       32,815,514       3.86      7.954       611        246,733      83.13       0.00      14.39
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%     43.44%     18.88%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

                                 OCCUPANCY TYPE

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
OCCUPANCY TYPE           LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
--------------         ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Primary..............    4,924     $824,782,655      97.03%     8.248%      614       $167,503      81.75%     43.45%     19.41%
Investment...........      143       20,843,541       2.45      8.600       629        145,759      79.00      42.30       1.19
Second Home..........       17        4,379,505       0.52      8.666       617        257,618      77.48      45.40       4.80
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%     43.44%     18.88%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

      The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

                           MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
MORTGAGE LOANS         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
AGE (MONTHS)             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
--------------         ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
0....................      102     $ 18,082,370       2.13%     8.185%      618       $177,278      80.23%      50.93%    15.36%
1....................    1,556      286,537,365      33.71      8.181       617        184,150      81.55       41.92     20.77
2....................    1,321      222,814,645      26.21      8.182       616        168,671      82.27       46.48     15.95
3....................      878      143,755,817      16.91      8.366       609        163,731      80.91       40.32     17.90
4....................      803      112,555,078      13.24      8.500       618        140,168      82.94       46.77     20.84
5....................      252       40,610,026       4.78      8.275       606        161,151      79.34       36.18     21.37
6....................       70       10,314,099       1.21      8.399       587        147,344      78.98       43.46     16.18
7....................       36        6,140,579       0.72      8.041       609        170,572      80.43       49.35     17.14
8....................       20        2,818,563       0.33      8.242       610        140,928      86.22       43.40     21.51
9....................       18        3,156,500       0.37      7.609       609        175,361      81.14       29.23     36.99
10...................       10        1,052,753       0.12      8.297       597        105,275      81.56       35.58      0.00
11...................       12        1,292,171       0.15      7.695       598        107,681      84.98       50.35      5.89
12...................        3          431,780       0.05      8.267       579        143,927      81.72       33.88      0.00
13...................        1           78,411       0.01      8.990       562         78,411      84.95      100.00      0.00
15...................        1          109,544       0.01      8.990       525        109,544      85.00      100.00      0.00
17...................        1          256,000       0.03      7.200       634        256,000      80.00        0.00    100.00
                         -----     ------------     ------      -----       ---       --------      -----      ------    ------
  Total:.............    5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%      43.44%    18.88%
                         =====     ============     ======      =====       ===       ========      =====      ======    ======

      As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

                                      AII-6

                        ORIGINAL PREPAYMENT PENALTY TERM

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
ORIGINAL               NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
PREPAYMENT             MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
PENALTY TERM             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
None.................    1,300     $193,835,501      22.80%     8.631%      611       $149,104      82.85%      46.24%    15.79%
6 Months.............        3          455,473       0.05      7.675       620        151,824      79.83      100.00      0.00
12 Months............      225       49,976,138       5.88      8.364       617        222,116      80.06       38.45     22.21
13 Months............        6        2,381,929       0.28      8.196       627        396,988      79.37       23.72     23.72
24 Months............    1,730      295,961,286      34.82      8.185       615        171,076      81.43       40.12     21.93
30 Months............        2          521,608       0.06      9.154       627        260,804      91.46        0.00      0.00
36 Months............    1,777      300,085,627      35.30      8.072       616        168,872      81.44       45.75     17.77
48 Months............        2          172,179       0.02      8.818       627         86,090      82.75        0.00      0.00
60 Months............       39        6,615,960       0.78      8.228       584        169,640      79.78       50.06      0.00
                         -----     ------------     ------      -----       ---       --------      -----      ------     -----
  Total:.............    5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%      43.44%    18.88%
                         =====     ============     ======      =====       ===       ========      =====      ======     =====

      The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

                                 CREDIT SCORES

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF CREDIT        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
SCORES                   LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
---------------        ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Not Available........        6     $    410,999       0.05%     9.419%        0       $ 68,500      69.81%     100.00%     0.00%
501 to 525...........       71       11,445,008       1.35      8.911       516        161,197      72.98       67.35      0.00
526 to 550...........      373       65,546,591       7.71      8.507       539        175,728      75.50       60.74      0.15
551 to 575...........      552      101,274,464      11.91      8.366       564        183,468      78.66       53.09      4.56
576 to 600...........      865      151,211,638      17.79      8.243       589        174,811      80.14       53.59     12.05
601 to 625...........    1,147      192,776,481      22.68      8.140       612        168,070      82.41       50.78     17.94
626 to 650...........      976      155,224,725      18.26      8.278       638        159,042      85.35       35.96     24.54
651 to 675...........      545       87,140,694      10.25      8.247       661        159,891      83.77       24.34     31.59
676 to 700...........      287       44,531,392       5.24      8.217       686        155,162      83.18       14.61     42.49
701 to 725...........      129       20,021,201       2.36      8.052       711        155,203      83.74        8.92     45.53
726 to 750...........       82       12,175,227       1.43      7.918       736        148,478      83.12       23.47     41.91
751 to 775...........       40        6,673,052       0.79      8.060       761        166,826      83.91        2.58     52.79
776 to 800...........        9        1,349,523       0.16      7.777       783        149,947      79.97        0.00     53.47
801 to 825...........        2          224,706       0.03      8.460       809        112,353      84.00      100.00      0.00
                         -----     ------------     ------      -----       ---       --------      -----      ------     -----
  Total:.............    5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%      43.44%    18.88%
                         =====     ============     ======      =====       ===       ========      =====      ======     =====

      The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 614.

                                      AII-7

                                  CREDIT GRADE

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
CREDIT GRADE             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
A+...................      620     $ 97,054,134      11.42%     8.314%      631       $156,539      85.64%     37.13%     21.43%
A....................    1,582      262,650,850      30.90      8.172       607        166,025      81.90      52.05      16.81
A-...................      576      104,728,418      12.32      8.183       592        181,820      80.18      53.72      11.72
B....................      583      108,690,589      12.79      8.283       578        186,433      78.06      52.06      10.23
C....................      244       43,008,537       5.06      8.436       545        176,264      75.80      58.20       1.83
C-...................      179       33,170,717        3.9      8.519       543        185,311      71.07      63.65       0.92
SA1..................      421       64,158,163       7.55      8.205       713        152,395      84.00       8.70      45.35
SA2..................      281       40,617,024       4.78      8.379       672        144,545      83.46      12.81      36.32
SA3..................      598       95,927,269      11.29      8.309       650        160,413      86.64      27.84      28.38
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    5,084     $850,005,701     100.00%     8.258%      614       $167,192      81.66%     43.44%     18.88%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

                                 GROSS MARGINS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
RANGE OF GROSS MARGINS         LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
----------------------       ---------   ------------   ----------   --------   --------   -----------   --------   --------
1.501% to 2.000%...........        1     $    296,814       0.04%      7.700%     593       $296,814       77.34%    100.00%
2.001% to 2.500%...........       21        4,274,579       0.63       7.708      614        203,551       78.34      38.42
2.501% to 3.000%...........       14        3,736,681       0.55       7.298      615        266,906       77.91      44.68
3.001% to 3.500%...........       11        2,467,897       0.37       7.397      615        224,354       81.25      74.69
3.501% to 4.000%...........       33        7,498,113       1.11       7.797      613        227,216       83.79      37.75
4.001% to 4.500%...........       36        8,592,680       1.27       6.683      641        238,686       76.47      44.46
4.501% to 5.000%...........      168       42,393,064       6.29       7.023      628        252,340       76.59      50.04
5.001% to 5.500%...........      298       67,846,937      10.07       7.429      620        227,674       79.70      52.96
5.501% to 6.000%...........      664      147,571,555      21.89       7.807      618        222,246       79.99      39.04
6.001% to 6.500%...........      641      134,069,144      19.89       7.953      616        209,156       80.93      40.15
6.501% to 7.000%...........      642      120,775,644      17.92       8.446      608        188,124       81.11      32.86
7.001% to 7.500%...........      420       72,132,371      10.70       8.798      600        171,744       83.09      35.44
7.501% to 8.000%...........      257       41,996,062       6.23       9.078      596        163,409       82.26      36.27
8.001% to 8.500%...........       91       14,058,222       2.09       9.308      589        154,486       84.43      35.47
8.501% to 9.000%...........       34        4,704,171       0.70       9.747      591        138,358       85.31      46.27
9.001% to 9.500%...........        9        1,020,851       0.15      10.021      594        113,428       87.87      18.76
9.501% to 10.000%..........        4          314,694       0.05      11.203      590         78,674       86.20      33.32
10.001% to 10.500%.........        1          147,345       0.02      11.350      588        147,345       30.29       0.00
10.501% to 11.000%.........        1          189,786       0.03      10.800      643        189,786      100.00       0.00
                               -----     ------------     ------      ------      ---       --------      ------     ------
  Total:...................    3,346     $674,086,608     100.00%      8.080%     613       $201,460       80.72%     39.85%
                               =====     ============     ======      ======      ===       ========      ======     ======


                             PERCENT
RANGE OF GROSS MARGINS         IO
----------------------       -------
1.501% to 2.000%...........    0.00%
2.001% to 2.500%...........   33.29
2.501% to 3.000%...........   24.06
3.001% to 3.500%...........    4.20
3.501% to 4.000%...........   18.60
4.001% to 4.500%...........   42.62
4.501% to 5.000%...........   36.55
5.001% to 5.500%...........   25.98
5.501% to 6.000%...........   26.91
6.001% to 6.500%...........   23.15
6.501% to 7.000%...........   18.82
7.001% to 7.500%...........   17.69
7.501% to 8.000%...........   17.99
8.001% to 8.500%...........   10.75
8.501% to 9.000%...........    4.13
9.001% to 9.500%...........    0.00
9.501% to 10.000%..........    0.00
10.001% to 10.500%.........    0.00
10.501% to 11.000%.........    0.00
                              -----
  Total:...................   23.16%
                              =====

      As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.550% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.251% per annum.

                                      AII-8

                             MAXIMUM MORTGAGE RATES
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF MAXIMUM             MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
MORTGAGE RATES                 LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
----------------             ---------   ------------   ----------   --------   --------   -----------   --------   --------
11.501% to 12.000%.........        7     $  1,644,164       0.24%      5.956%     673       $234,881      75.12%     29.57%
12.001% to 12.500%.........       33        9,516,959       1.41       6.376      663        288,393      77.60      53.60
12.501% to 13.000%.........      158       41,419,651       6.14       6.865      632        262,150      76.23      43.54
13.001% to 13.500%.........      276       70,192,635      10.41       7.265      624        254,321      78.63      48.09
13.501% to 14.000%.........      601      138,996,437      20.62       7.681      618        231,275      80.00      39.78
14.001% to 14.500%.........      472       99,188,689      14.71       7.951      615        210,146      80.32      36.45
14.501% to 15.000%.........      667      133,091,046      19.74       8.255      608        199,537      81.28      37.56
15.001% to 15.500%.........      371       65,455,997       9.71       8.547      607        176,431      82.15      35.88
15.501% to 16.000%.........      344       58,726,823       8.71       8.954      600        170,718      82.56      35.92
16.001% to 16.500%.........      200       28,755,202       4.27       9.368      598        143,776      84.61      41.12
16.501% to 17.000%.........      147       19,904,948       2.95       9.843      580        135,408      85.63      47.85
17.001% to 17.500%.........       37        4,374,994       0.65      10.391      571        118,243      82.46      59.47
17.501% to 18.000%.........       28        2,006,399       0.30      10.800      587         71,657      88.09      61.36
18.001% to 18.500%.........        5          812,662       0.12      11.499      614        162,532      88.09       5.65
                               -----     ------------     ------      ------      ---       --------      -----      -----
  Total:...................    3,346     $674,086,608     100.00%      8.080%     613       $201,460      80.72%     39.85%
                               =====     ============     ======      ======      ===       ========      =====      =====


RANGE OF MAXIMUM             PERCENT
MORTGAGE RATES                 IO
----------------             -------
11.501% to 12.000%.........   54.64%
12.001% to 12.500%.........   44.43
12.501% to 13.000%.........   34.80
13.001% to 13.500%.........   30.23
13.501% to 14.000%.........   27.92
14.001% to 14.500%.........   18.87
14.501% to 15.000%.........   23.05
15.001% to 15.500%.........   19.64
15.501% to 16.000%.........   14.97
16.001% to 16.500%.........   13.28
16.501% to 17.000%.........    8.13
17.001% to 17.500%.........    1.19
17.501% to 18.000%.........    0.00
18.001% to 18.500%.........    0.00
                              -----
  Total:...................   23.16%
                              =====

      As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 18.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.497% per annum.

                                      AII-9

                           NEXT RATE ADJUSTMENT DATE
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
NEXT RATE              MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
ADJUSTMENT DATE          LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
---------------        ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
July 2006............        4     $    982,549       0.15%     6.649%      598       $245,637      78.68%      71.21%     0.00%
August 2006..........        6          909,009       0.13      7.574       605        151,502      77.67       30.82      0.00
September 2006.......        6        1,668,305       0.25      7.263       593        278,051      81.62        0.00      0.00
October 2006.........        4          544,452       0.08      8.368       627        136,113      86.66        0.00      0.00
January 2007.........        1          256,000       0.04      7.200       634        256,000      80.00        0.00    100.00
June 2007............        3          431,780       0.06      8.267       579        143,927      81.72       33.88      0.00
July 2007............        8        1,074,828       0.16      7.521       583        134,354      84.36       57.90      7.08
August 2007..........        8          957,406       0.14      8.174       596        119,676      80.79       33.78      0.00
September 2007.......       13        2,829,515       0.42      7.281       611        217,655      79.56       27.48     41.27
October 2007.........       12        2,231,841       0.33      7.793       602        185,987      84.39       46.78     27.17
November 2007........       21        3,925,599       0.58      8.015       607        186,933      78.94       52.16     23.96
December 2007........       47        7,659,676       1.14      8.322       581        162,972      78.86       46.74     19.54
January 2008.........      147       27,230,672       4.04      8.136       604        185,243      79.86       37.78     27.76
February 2008........      426       73,571,133      10.91      8.341       613        172,702      81.96       45.44     25.52
March 2008...........      428       77,405,122      11.48      8.335       609        180,853      80.91       41.16     21.34
April 2008...........      475       90,714,077      13.46      8.150       611        190,977      81.42       41.64     20.49
May 2008.............      401       89,954,365      13.34      8.034       620        224,325      79.69       37.00     26.99
June 2008............       41        9,550,365       1.42      8.122       608        232,936      78.10       46.25     16.04
November 2008........        6        1,402,803       0.21      7.638       607        233,801      81.09       32.35      0.00
December 2008........        3          385,901       0.06      8.137       617        128,634      82.87       44.57     44.57
January 2009.........       17        3,706,164       0.55      7.989       601        218,010      73.54       11.87     20.83
February 2009........      108       19,562,063       2.90      8.160       627        181,130      81.61       46.18     19.21
March 2009...........      178       37,886,119       5.62      8.104       606        212,843      79.84       33.79     22.24
April 2009...........      373       77,720,834      11.53      7.920       616        208,367      81.15       41.15     17.98
May 2009.............      563      132,407,930      19.64      7.900       614        235,183      80.79       36.13     26.18
June 2009............       22        4,589,525       0.68      7.777       625        208,615      80.05       48.30     27.15
August 2010..........        1           51,206       0.01      7.200       598         51,206      80.00      100.00      0.00
January 2011.........        1          168,000       0.02      7.600       640        168,000      80.00      100.00    100.00
February 2011........        7        1,722,115       0.26      7.051       622        246,016      73.94       95.47     32.96
March 2011...........        7        1,412,562       0.21      8.041       617        201,795      79.94       67.50     17.81
April 2011...........        6          765,125       0.11      8.346       612        127,521      82.28       38.58     15.95
May 2011.............        3          409,566       0.06      8.125       659        136,522      81.88        0.00     43.41
                         -----     ------------     ------      -----       ---       --------      -----      ------    ------
  Total:.............    3,346     $674,086,608     100.00%     8.080%      613       $201,460      80.72%      39.85%    23.16%
                         =====     ============     ======      =====       ===       ========      =====      ======    ======

                                      AII-10

                          THE GROUP ONE MORTGAGE LOANS
                MORTGAGE RATES FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF MORTGAGE      MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
RATES                    LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-----------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
5.501% to 6.000%.....        6     $  1,244,734       0.25%      5.959%     642       $207,456       73.55%    39.06%     17.35%
6.001% to 6.500%.....       37        7,779,558       1.58       6.361      618        210,258       73.76     83.54      15.69
6.501% to 7.000%.....      195       41,890,218       8.53       6.867      618        214,822       75.97     65.45      20.89
7.001% to 7.500%.....      327       68,684,843      13.99       7.344      613        210,045       78.13     59.03      17.46
7.501% to 8.000%.....      718      137,443,403      28.00       7.820      608        191,425       80.68     50.64      18.48
8.001% to 8.500%.....      473       83,864,738      17.08       8.303      602        177,304       80.76     36.77      11.28
8.501% to 9.000%.....      496       75,610,424      15.40       8.782      595        152,440       81.16     34.25      10.61
9.001% to 9.500%.....      225       30,832,830       6.28       9.300      593        137,035       81.82     28.39       8.82
9.501% to 10.000%....      190       20,963,619       4.27       9.763      584        110,335       85.11     44.81       7.06
10.001% to 10.500%...       77        5,975,215       1.22      10.270      589         77,600       85.45     47.54       0.87
10.501% to 11.000%...      106        6,115,152       1.25      10.814      613         57,690       91.09     44.24       0.00
11.001% to 11.500%...       55        2,656,342       0.54      11.323      634         48,297       92.92     33.61       0.00
11.501% to 12.000%...      112        4,405,575       0.90      11.845      644         39,335       97.58     24.85       0.00
12.001% to 12.500%...       66        2,432,019       0.50      12.245      617         36,849       97.40     49.71       0.00
12.501% to 13.000%...       29          841,551       0.17      12.835      628         29,019       99.32     22.98       0.00
13.001% to 13.500%...        2           65,791       0.01      13.380      635         32,895      100.00      0.00       0.00
13.501% to 14.000%...        2           70,732       0.01      13.990      629         35,366      100.00     29.34       0.00
                         -----     ------------     ------      ------      ---       --------      ------     -----      -----
  Total:.............    3,116     $490,876,743     100.00%      8.205%     605       $157,534       80.67%    46.53%     14.12%
                         =====     ============     ======      ======      ===       ========      ======     =====      =====

      As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans in Group One ranged from 5.400% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans in Group One was approximately 8.258% per annum.

                    REMAINING MONTHS TO STATED MATURITY FOR
                          THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF REMAINING     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
MONTHS TO STATED       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
MATURITY                 LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------------     ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
109 to 120...........        3     $    203,403       0.04%      8.349%     598       $ 67,801      55.47%     100.00%     0.00%
169 to 180...........      398       16,907,270       3.44      10.704      641         42,481      92.54       38.77      0.00
229 to 240...........       34        3,077,873       0.63       8.551      608         90,526      82.19       77.67      0.00
337 to 348...........        2          334,411       0.07       7.620      617        167,205      81.16       23.45     76.55
349 to 360...........    2,679      470,353,786      95.82       8.113      604        175,571      80.24       46.59     14.68
                         -----     ------------     ------      ------      ---       --------      -----      ------     -----
  Total:.............    3,116     $490,876,743     100.00%      8.205%     605       $157,534      80.67%      46.53%    14.12%
                         =====     ============     ======      ======      ===       ========      =====      ======     =====

      As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans in Group One ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans in Group One was approximately 351 months.

                                      AII-11

   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP ONE MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
--------------------------   ---------   ------------   ----------   --------   --------   -----------   --------   --------
$50,000 or less............      346     $ 10,675,933       2.17%     11.017%     637       $ 30,855      94.39%      46.89%
$50,001 to $100,000........      667       50,205,324      10.23       9.084      610         75,270      82.02       56.20
$100,001 to $150,000.......      669       83,087,548      16.93       8.279      604        124,197      80.66       58.88
$150,001 to $200,000.......      515       89,467,465      18.23       8.081      607        173,723      80.57       50.61
$200,001 to $250,000.......      382       85,937,457      17.51       7.980      604        224,967      80.51       45.85
$250,001 to $300,000.......      221       60,181,937      12.26       7.858      600        272,316      78.93       45.37
$300,001 to $350,000.......      169       54,900,455      11.18       7.900      602        324,855      79.27       32.82
$350,001 to $400,000.......      116       43,464,209       8.85       8.021      602        374,691      80.12       27.46
$400,001 to $450,000.......       28       11,462,341       2.34       7.923      607        409,369      81.90       28.56
$450,001 to $500,000.......        1          460,000       0.09       7.990      649        460,000      88.46        0.00
$500,001 to $550,000.......        2        1,034,075       0.21       7.421      616        517,037      76.98      100.00
                               -----     ------------     ------      ------      ---       --------      -----      ------
  Total:...................    3,116     $490,876,743     100.00%      8.205%     605       $157,534      80.67%      46.53%
                               =====     ============     ======      ======      ===       ========      =====      ======


RANGE OF ORIGINAL MORTGAGE   PERCENT
LOAN PRINCIPAL BALANCES        IO
--------------------------   -------
$50,000 or less............    0.00%
$50,001 to $100,000........    3.76
$100,001 to $150,000.......    7.54
$150,001 to $200,000.......   10.75
$200,001 to $250,000.......   18.16
$250,001 to $300,000.......   19.77
$300,001 to $350,000.......   23.32
$350,001 to $400,000.......   19.18
$400,001 to $450,000.......   21.35
$450,001 to $500,000.......  100.00
$500,001 to $550,000.......    0.00
                             ------
  Total:...................   14.12%
                             ======

      As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans in Group One ranged from approximately $9,982 to approximately $529,812 and the average outstanding principal balance of the Mortgage Loans in Group One was approximately $157,534.

                 PRODUCT TYPES FOR THE GROUP ONE MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
PRODUCT TYPES                  LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-------------                ---------   ------------   ----------   --------   --------   -----------   --------   --------
15/30 Balloon Loans........      362     $ 13,243,341       2.70%     11.329%     651       $ 36,584      98.62%      38.07%
30/40 Balloon Loans........       41        8,046,378       1.64       7.574      609        196,253      77.48       72.19
10 Year Fixed Loans........        3          203,403       0.04       8.349      598         67,801      55.47      100.00
15 Year Fixed Loans........       36        3,663,928       0.75       8.445      608        101,776      70.55       41.28
20 Year Fixed Loans........       34        3,077,873       0.63       8.551      608         90,526      82.19       77.67
30 Year Fixed Loans........      595       84,465,238      17.21       8.181      606        141,958      81.19       69.09
Six-Month LIBOR Loans......       11        1,700,629       0.35       7.609      623        154,603      81.77       15.29
2/28 LIBOR Loans (6 Month
  LIBOR)...................      973      163,124,682      33.23       8.264      601        167,651      79.61       41.25
2/28 LIBOR Loans (1 Year
  LIBOR)...................        7        1,205,906       0.25       8.375      609        172,272      80.70       12.28
2/28 LIBOR Balloon (6 Month
  LIBOR)...................      163       36,296,289       7.39       7.944      610        222,677      80.28       32.49
3/27 LIBOR Loans (6 Month
  LIBOR)...................      659      124,678,315      25.40       8.048      604        189,193      80.66       42.33
3/27 LIBOR Balloon (6 Month
  LIBOR)...................      221       49,593,682      10.10       7.890      604        224,406      80.09       44.33
5/25 LIBOR Loans (6 Month
  LIBOR)...................        8        1,248,066       0.25       7.875      622        156,008      77.46       65.84
5/25 LIBOR Loans (1 Year
  LIBOR)...................        3          329,013       0.07       8.160      631        109,671      79.52        0.00
                               -----     ------------     ------      ------      ---       --------      -----      ------
  Total:...................    3,116     $490,876,743     100.00%      8.205%     605       $157,534      80.67%      46.53%
                               =====     ============     ======      ======      ===       ========      =====      ======


                             PERCENT
PRODUCT TYPES                  IO
-------------                -------
15/30 Balloon Loans........    0.00%
30/40 Balloon Loans........    0.00
10 Year Fixed Loans........    0.00
15 Year Fixed Loans........    0.00
20 Year Fixed Loans........    0.00
30 Year Fixed Loans........    3.46
Six-Month LIBOR Loans......    0.00
2/28 LIBOR Loans (6 Month
  LIBOR)...................   22.62
2/28 LIBOR Loans (1 Year
  LIBOR)...................    0.00
2/28 LIBOR Balloon (6 Month
  LIBOR)...................    0.00
3/27 LIBOR Loans (6 Month
  LIBOR)...................   23.14
3/27 LIBOR Balloon (6 Month
  LIBOR)...................    0.00
5/25 LIBOR Loans (6 Month
  LIBOR)...................   42.19
5/25 LIBOR Loans (1 Year
  LIBOR)...................   37.08
                              -----
  Total:...................   14.12%
                              =====

                                      AII-12

               AMORTIZATION TYPE FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
AMORTIZATION TYPE        LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-----------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Fully Amortizing.....    2,019     $314,377,667      64.04%     8.249%      596       $155,710      79.95%     49.27%      0.00%
Balloon..............      787      107,179,690      21.83      8.309       612        136,188      82.25      41.64       0.00
24 Month Interest-
  Only...............        3          786,720       0.16      6.937       613        262,240      80.00      33.90     100.00
60 Month Interest-
  Only...............      305       68,304,661      13.91      7.858       635        223,950      81.50      41.72     100.00
120 Month Interest-
  Only...............        2          228,005       0.05      7.834       652        114,003      80.00      49.12     100.00
                         -----     ------------     ------      -----       ---       --------      -----      -----     ------
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                         =====     ============     ======      =====       ===       ========      =====      =====     ======

                                      AII-13

  GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES FOR THE GROUP ONE MORTGAGE
                                     LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
GEOGRAPHIC             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
DISTRIBUTION             LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------           ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Alabama..............       57     $  5,621,194       1.15%      8.930%     598       $ 98,617      85.43%     51.65%     8.34%
Alaska...............        1          319,346       0.07       7.150      590        319,346      85.00     100.00      0.00
Arizona..............      196       32,878,599       6.70       8.116      611        167,748      79.27      44.05     21.54
Arkansas.............       16        1,449,745       0.30       9.004      611         90,609      81.38      53.92      7.56
California...........      220       59,927,071      12.21       7.879      600        272,396      75.66      28.49     24.07
Colorado.............       42        6,126,572       1.25       7.964      623        145,871      83.59      47.28     30.34
Connecticut..........       40        7,313,697       1.49       7.706      598        182,842      81.72      62.04      6.23
Delaware.............        8        1,568,316       0.32       7.593      607        196,040      84.84      70.05     10.62
District of
  Columbia...........        4          949,916       0.19       7.706      597        237,479      51.90      84.49     31.90
Florida..............      329       53,741,710      10.95       8.079      602        163,349      78.14      44.22     10.65
Georgia..............       90       12,122,957       2.47       8.552      609        134,700      84.59      56.19     13.61
Hawaii...............        1          138,274       0.03       7.375      596        138,274      63.64       0.00      0.00
Idaho................       12        1,840,205       0.37       8.276      597        153,350      76.96      37.59      0.00
Illinois.............      175       28,143,995       5.73       8.621      612        160,823      83.71      35.72      8.92
Indiana..............       88        9,451,976       1.93       8.524      612        107,409      87.05      62.44      1.29
Iowa.................       20        2,407,549       0.49       8.380      625        120,377      87.82      50.79      0.00
Kansas...............       24        2,073,710       0.42       8.523      606         86,405      85.68      88.33      0.00
Kentucky.............       37        3,434,970       0.70       8.567      612         92,837      84.54      68.67      2.45
Louisiana............       31        3,477,219       0.71       8.277      607        112,168      85.18      75.51      0.00
Maine................        7        1,394,142       0.28       8.278      583        199,163      80.41      54.44      0.00
Maryland.............      187       42,381,826       8.63       7.869      606        226,641      78.67      52.57     20.91
Massachusetts........       32        7,998,621       1.63       7.881      610        249,957      81.58      32.58     13.02
Michigan.............      155       16,979,589       3.46       8.707      604        109,546      83.10      41.35      4.58
Minnesota............       55        7,451,310       1.52       8.444      631        135,478      83.66      41.29     38.35
Mississippi..........       25        2,056,774       0.42       9.000      591         82,271      86.22      60.79      0.00
Missouri.............       86        8,837,231       1.80       8.605      604        102,758      84.79      57.50      9.07
Montana..............        7          726,050       0.15       9.295      590        103,721      83.56       0.00      0.00
Nebraska.............       13        1,626,075       0.33       8.969      604        125,083      86.04      28.26      0.00
Nevada...............       53       10,234,635       2.08       8.004      613        193,106      78.20      37.48     26.01
New Hampshire........       15        2,551,137       0.52       7.935      604        170,076      82.03      26.86      4.55
New Jersey...........       34        7,733,457       1.58       8.211      583        227,455      79.14      51.45      9.71
New Mexico...........       10        1,516,047       0.31       7.669      626        151,605      84.87      93.24      0.00
New York.............       94       21,032,374       4.28       7.956      595        223,749      77.35      42.56     13.56
North Carolina.......       51        6,726,706       1.37       9.039      606        131,896      84.58      53.75      9.03
Ohio.................      109       11,196,271       2.28       8.534      606        102,718      84.98      60.43      4.16
Oklahoma.............       30        2,366,422       0.48       9.252      597         78,881      88.75      52.87      0.00
Oregon...............       22        4,032,823       0.82       8.021      598        183,310      81.21      45.10      9.33
Pennsylvania.........       96       13,834,850       2.82       8.102      608        144,113      84.60      62.48      7.22
Rhode Island.........       19        4,367,257       0.89       7.825      596        229,856      80.69      42.69     20.84
South Carolina.......       22        2,916,599       0.59       8.548      594        132,573      85.62      73.92     13.32
South Dakota.........        2          109,759       0.02       9.150      669         54,880      84.00       0.00      0.00
Tennessee............      115       11,275,932       2.30       8.274      617         98,052      85.66      65.88     15.16
Texas................      151       12,091,451       2.46       8.814      604         80,076      81.87      49.18      3.34
Utah.................       24        3,048,808       0.62       8.567      614        127,034      81.36      30.04      5.24
Vermont..............        1          119,948       0.02      10.100      522        119,948      75.00     100.00      0.00
Virginia.............      163       30,608,466       6.24       8.019      604        187,782      79.10      46.93     16.73
Washington...........       71       13,064,374       2.66       8.186      604        184,005      83.00      49.59     14.56
West Virginia........       14        2,372,774       0.48       8.611      592        169,484      86.25      47.55     10.81
Wisconsin............       61        7,141,327       1.45       8.749      609        117,071      84.19      59.26      4.73
Wyoming..............        1           96,687       0.02       8.125      622         96,687      90.00     100.00      0.00
                         -----     ------------     ------      ------      ---       --------      -----     ------     -----
  Total:.............    3,116     $490,876,743     100.00%      8.205%     605       $157,534      80.67%     46.53%    14.12%
                         =====     ============     ======      ======      ===       ========      =====     ======     =====

      No more than approximately 0.38% of the Mortgage Loans in Group One will be secured by mortgaged properties located in any one zip code.

                                      AII-14

         ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
LOAN-TO-VALUE          MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
RATIOS                   LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-----------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
50.00% or less.......       82     $ 10,813,910       2.20%     8.265%      579       $131,877      39.90%     39.38%      5.56%
50.01% to 55.00%.....       36        5,915,300       1.21      7.820       592        164,314      52.59      50.30      13.69
55.01% to 60.00%.....       63       11,005,722       2.24      7.891       591        174,694      58.26      30.33       4.34
60.01% to 65.00%.....       90       17,436,241       3.55      7.865       575        193,736      63.14      44.84       6.47
65.01% to 70.00%.....      142       27,831,218       5.67      7.870       582        195,994      68.79      38.00       6.48
70.01% to 75.00%.....      224       41,701,587       8.50      8.014       585        186,168      74.06      45.99       8.32
75.01% to 80.00%.....      921      158,477,586      32.28      7.963       615        172,071      79.62      39.95      21.71
80.01% to 85.00%.....      430       79,604,150      16.22      8.158       592        185,126      84.44      51.26      11.86
85.01% to 90.00%.....      498       89,143,583      18.16      8.314       613        179,003      89.51      51.47      15.99
90.01% to 95.00%.....      138       17,823,743       3.63      8.757       620        129,158      94.30      60.90      11.36
95.01% to 100.00%....      492       31,123,702       6.34      9.838       639         63,260      99.94      62.30       2.94
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

      As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans in Group One ranged from 11.03% to 100.00%. With respect to the Mortgage Loans in Group One which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.84% of the Mortgage Loans in Group One are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.39%. The weighted average Second Lien ratio for the Mortgage Loans in Group One which are in a second lien position was approximately 19.88%.

                 LOAN PURPOSE FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
LOAN PURPOSE             LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Refinance--Cashout...    2,076     $379,211,392      77.25%     8.119%      598       $182,664      79.51%     46.68%     12.75%
Purchase.............      844       84,795,700      17.27      8.569       635        100,469      84.80      41.80      21.32
Refinance--Rate/
  Term...............      196       26,869,651       5.47      8.278       605        137,090      83.99      59.26      10.81
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

                 PROPERTY TYPE FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
PROPERTY TYPE            LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-------------          ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Single Family........    2,511     $384,069,676      78.24%     8.219%      604       $152,955      80.61%      46.31%    13.26%
Planned Unit
  Development........      335       62,653,643      12.76      8.127       608        187,026      81.55       48.26     19.57
Two- to Four-Family..      106       20,327,926       4.14      8.289       616        191,773      78.64       40.17      6.66
Condominium..........      111       15,535,036       3.16      8.280       617        139,955      82.00       45.13     20.21
Townhouse............       32        5,589,090       1.14      7.850       599        174,659      81.63       52.57     23.00
Rowhouse.............       20        2,588,075       0.53      7.660       599        129,404      74.40       80.12     13.74
Manufactured
  Housing............        1          113,297       0.02      9.900       577        113,297      70.00      100.00      0.00
                         -----     ------------     ------      -----       ---       --------      -----      ------     -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%      46.53%    14.12%
                         =====     ============     ======      =====       ===       ========      =====      ======     =====

                                      AII-15

              DOCUMENTATION TYPE FOR THE GROUP ONE MORTGAGE LOANS

                                      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                         MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
DOCUMENTATION TYPE         LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------------       ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Stated Documentation...    1,469     $246,240,369      50.16%     8.403%      614       $167,624      79.48%      0.00%     15.73%
Full Documentation.....    1,568      228,793,390      46.61      8.008       596        145,914      81.88      99.82      12.62
Lite Documentation.....       79       15,842,984       3.23      7.967       601        200,544      81.68       0.00      10.71
                           -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:...............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                           =====     ============     ======      =====       ===       ========      =====      =====      =====

                OCCUPANCY TYPE FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
OCCUPANCY TYPE           LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
--------------         ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Primary..............    3,003     $474,616,497      96.69%     8.193%      604       $158,047      80.78%     47.00%     14.51%
Investment...........      107       15,112,016       3.08      8.598       629        141,234      76.98      29.66       1.65
Second Home..........        6        1,148,230       0.23      7.894       650        191,372      84.30      73.54      18.32
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

      The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

           MORTGAGE LOAN AGE SUMMARY FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
MORTGAGE LOANS         MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
AGE (MONTHS)             LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
--------------         ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
0....................       70     $ 12,318,395       2.51%     8.226%      602       $175,977      79.91%      58.39%     5.37%
1....................    1,068      183,793,331      37.44      8.139       603        172,091      80.80       53.07     13.48
2....................      984      152,217,258      31.01      8.112       608        154,692      81.51       54.27     12.83
3....................      491       75,099,636      15.30      8.321       603        152,952      79.10       33.25     16.81
4....................      326       40,074,155       8.16      8.587       616        122,927      81.87       30.27     19.89
5....................      107       16,804,320       3.42      8.310       599        157,050      77.07       10.25     12.01
6....................       40        6,643,007       1.35      8.451       589        166,075      78.23       17.96     15.51
7....................        9        1,081,170       0.22      8.298       610        120,130      84.73       12.19     10.36
8....................        3          246,089       0.05      8.891       590         82,030      82.53        0.00      0.00
9....................        7        1,273,425       0.26      7.325       577        181,918      78.38       50.12     20.95
10...................        5          618,289       0.13      8.104       600        123,658      79.42       26.11      0.00
11...................        4          373,256       0.08      7.800       603         93,314      85.32        7.57     20.37
13...................        1           78,411       0.02      8.990       562         78,411      84.95      100.00      0.00
17...................        1          256,000       0.05      7.200       634        256,000      80.00        0.00    100.00
                         -----     ------------     ------      -----       ---       --------      -----      ------    ------
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%      46.53%    14.12%
                         =====     ============     ======      =====       ===       ========      =====      ======    ======

      As of the Cut-off Date, the weighted average age of the Mortgage Loans in Group One was approximately 2 months.

                                      AII-16

       ORIGINAL PREPAYMENT PENALTY TERM FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
ORIGINAL               NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
PREPAYMENT PENALTY     MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
TERM                     LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------------     ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
None.................      781     $113,137,586      23.05%     8.505%      602       $144,862      81.76%      46.44%    13.53%
6 Months.............        3          455,473       0.09      7.675       620        151,824      79.83      100.00      0.00
12 Months............      130       25,999,256       5.30      8.369       604        199,994      78.95       46.03     19.78
24 Months............      976      157,479,097      32.08      8.130       605        161,352      80.02       41.52     15.67
30 Months............        2          521,608       0.11      9.154       627        260,804      91.46        0.00      0.00
36 Months............    1,224      193,283,724      39.38      8.067       607        157,912      80.76       50.72     12.52
                         -----     ------------     ------      -----       ---       --------      -----      ------     -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%      46.53%    14.12%
                         =====     ============     ======      =====       ===       ========      =====      ======     =====

      The weighted average prepayment penalty term at origination with respect to the Mortgage Loans in Group One having prepayment penalties was approximately 29 months.

                 CREDIT SCORES FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF CREDIT        MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
SCORES                   LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
---------------        ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
501 to 525...........       41     $  6,847,993       1.40%     8.887%      519       $167,024      72.10%     50.90%      0.00%
526 to 550...........      292       51,611,126      10.51      8.499       538        176,750      75.16      56.14       0.19
551 to 575...........      392       70,745,960      14.41      8.303       564        180,474      77.33      52.70       3.15
576 to 600...........      553       89,520,669      18.24      8.177       589        161,882      78.84      53.91       9.80
601 to 625...........      752      118,584,446      24.16      8.082       612        157,692      81.82      49.01      16.25
626 to 650...........      573       83,799,240      17.07      8.143       637        146,246      85.84      44.34      21.42
651 to 675...........      286       42,261,987       8.61      8.165       659        147,769      83.43      25.80      26.51
676 to 700...........      131       16,638,071       3.39      8.044       685        127,008      82.05      19.43      39.61
701 to 725...........       52        6,451,171       1.31      8.201       710        124,061      83.93      10.32      27.66
726 to 750...........       33        2,947,860       0.60      8.381       738         89,329      83.54       4.60      13.43
751 to 775...........        9        1,289,833       0.26      7.764       764        143,315      82.71      13.33      68.97
776 to 800...........        2          178,387       0.04      8.422       784         89,194      84.00       0.00      80.01
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

      The Credit Scores of the Mortgage Loans in Group One that were scored as of the Cut-off Date ranged from 501 to 784 and the weighted average Credit Score of the Mortgage Loans in Group One that were scored as of the Cut-off Date was approximately 605.

                                      AII-17

                 CREDIT GRADE FOR THE GROUP ONE MORTGAGE LOANS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
CREDIT GRADE             LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
A+...................      387     $ 58,062,053      11.83%     8.191%      632       $150,031      85.52%     38.78%     19.85%
A....................      998      155,945,689      31.77      8.090       607        156,258      81.04      51.71      14.39
A-...................      398       68,655,999      13.99      8.067       593        172,503      79.25      54.41      10.37
B....................      417       73,023,064      14.88      8.329       575        175,115      77.51      49.18       6.65
C....................      194       33,160,199       6.76      8.441       542        170,929      75.57      55.51       2.38
C-...................      130       24,686,397       5.03      8.497       546        189,895      70.11      56.86       1.24
SA1..................      144       15,879,286       3.23      8.287       711        110,273      83.68       7.49      36.30
SA2..................      118       14,206,999       2.89      8.427       674        120,398      82.58       5.86      33.59
SA3..................      330       47,257,057       9.63      8.198       650        143,203      87.90      37.02      24.84
                         -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:.............    3,116     $490,876,743     100.00%     8.205%      605       $157,534      80.67%     46.53%     14.12%
                         =====     ============     ======      =====       ===       ========      =====      =====      =====

                 GROSS MARGINS FOR THE GROUP ONE MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF               MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
GROSS MARGINS            LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
-------------          ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
1.501% to 2.000%.....        1     $    296,814       0.08%      7.700%     593       $296,814      77.34%     100.00%     0.00%
2.001% to 2.500%.....       13        2,621,050       0.69       7.709      614        201,619      76.25       32.01     30.01
2.501% to 3.000%.....       13        3,582,681       0.95       7.296      614        275,591      78.03       42.30     20.79
3.001% to 3.500%.....        6        1,196,619       0.32       7.774      623        199,437      82.47       47.80      0.00
3.501% to 4.000%.....       23        4,911,972       1.30       7.909      614        213,564      84.19       47.32     10.06
4.001% to 4.500%.....       22        4,027,599       1.07       6.916      603        183,073      73.82       47.89     14.51
4.501% to 5.000%.....      101       22,288,823       5.89       7.107      614        220,681      76.11       57.42     23.21
5.001% to 5.500%.....      194       41,057,705      10.86       7.431      611        211,638      78.66       61.38     20.98
5.501% to 6.000%.....      413       84,632,371      22.38       7.872      606        204,921      79.80       39.31     21.36
6.001% to 6.500%.....      395       76,410,702      20.21       8.012      603        193,445      81.00       43.47     17.58
6.501% to 7.000%.....      381       64,673,166      17.10       8.496      598        169,746      80.08       32.02     12.05
7.001% to 7.500%.....      258       40,468,288      10.70       8.810      600        156,854      82.08       30.42     14.26
7.501% to 8.000%.....      150       22,430,527       5.93       9.072      592        149,537      80.57       31.43     17.25
8.001% to 8.500%.....       48        6,800,874       1.80       9.216      589        141,685      83.63       31.83     15.48
8.501% to 9.000%.....       16        1,590,903       0.42       9.797      584         99,431      86.02       55.09      0.00
9.001% to 9.500%.....        8          829,308       0.22      10.159      591        103,663      85.06        0.00      0.00
9.501% to 10.000%....        2          209,835       0.06      11.205      591        104,918      83.68        0.00      0.00
10.001% to 10.500%...        1          147,345       0.04      11.350      588        147,345      30.29        0.00      0.00
                         -----     ------------     ------      ------      ---       --------      -----      ------     -----
  Total:.............    2,045     $378,176,582     100.00%      8.109%     603       $184,927      80.09%      41.01%    17.56%
                         =====     ============     ======      ======      ===       ========      =====      ======     =====

      As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans in Group One ranged from 2.000% per annum to 10.350% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in Group One was approximately 6.214% per annum.

                                      AII-18

            MAXIMUM MORTGAGE RATES FOR THE GROUP ONE MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF MAXIMUM       MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
MORTGAGE RATES           LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
----------------       ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
11.501% to 12.000%...        5     $    961,817       0.25%      5.962%     664       $192,363      71.66%     50.55%     22.46%
12.001% to 12.500%...       13        2,956,104       0.78       6.307      618        227,393      74.22      80.96       0.00
12.501% to 13.000%...       92       21,430,121       5.67       6.854      615        232,936      74.83      50.41      20.70
13.001% to 13.500%...      170       39,248,884      10.38       7.282      609        230,876      78.28      57.96      23.14
13.501% to 14.000%...      389       82,605,800      21.84       7.695      608        212,354      79.94      44.70      22.72
14.001% to 14.500%...      304       59,113,414      15.63       8.045      603        194,452      79.81      37.46      13.66
14.501% to 15.000%...      428       77,245,163      20.43       8.307      599        180,479      80.82      38.32      17.41
15.001% to 15.500%...      227       37,673,401       9.96       8.634      603        165,962      81.81      28.20      17.49
15.501% to 16.000%...      202       30,381,189       8.03       8.983      598        150,402      81.26      35.01      12.20
16.001% to 16.500%...      103       13,732,755       3.63       9.410      600        133,328      83.32      29.31       8.13
16.501% to 17.000%...       73        9,237,760       2.44       9.864      578        126,545      84.02      37.37       9.90
17.001% to 17.500%...       19        2,213,179       0.59      10.464      573        116,483      77.17      34.64       2.35
17.501% to 18.000%...       17        1,070,124       0.28      10.851      589         62,948      87.17      43.35       0.00
18.001% to 18.500%...        3          306,870       0.08      11.504      576        102,290      76.19       0.00       0.00
                         -----     ------------     ------      ------      ---       --------      -----      -----      -----
  Total:.............    2,045     $378,176,582     100.00%      8.109%     603       $184,927      80.09%     41.01%     17.56%
                         =====     ============     ======      ======      ===       ========      =====      =====      =====

      As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in Group One ranged from 11.750% per annum to 18.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.482% per annum.

                                      AII-19

           NEXT RATE ADJUSTMENT DATE FOR THE GROUP ONE MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                           MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT FULL
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING       ONE        COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------------------  ---------   ------------   ----------   --------   --------   -----------   --------   ------------
July 2006...............         2     $    542,932       0.14%     6.683%      611       $271,466      84.79%       47.89%
August 2006.............         3          357,704       0.09      7.094       636        119,235      70.99         0.00
September 2006..........         2          255,541       0.07      8.683       623        127,770      80.00         0.00
October 2006............         4          544,452       0.14      8.368       627        136,113      86.66         0.00
January 2007............         1          256,000       0.07      7.200       634        256,000      80.00         0.00
July 2007...............         2          215,023       0.06      7.772       556        107,511      86.60         0.00
August 2007.............         5          618,289       0.16      8.104       600        123,658      79.42        26.11
September 2007..........         5        1,128,197       0.30      7.153       580        225,639      77.12        43.70
October 2007............         3          246,089       0.07      8.891       590         82,030      82.53         0.00
November 2007...........         7          949,386       0.25      8.259       609        135,627      84.97         0.00
December 2007...........        26        4,931,744       1.30      8.450       582        189,682      79.02        23.06
January 2008............        61       11,084,544       2.93      8.234       598        181,714      77.70        11.38
February 2008...........       149       24,920,258       6.59      8.425       612        167,250      79.93        26.39
March 2008..............       223       38,208,886      10.10      8.364       602        171,340      79.52        29.20
April 2008..............       360       60,121,317      15.90      8.106       605        167,004      81.10        50.38
May 2008................       272       51,594,850      13.64      8.101       601        189,687      78.88        47.49
June 2008...............        29        6,352,295       1.68      8.206       593        219,045      77.74        57.38
December 2008...........         2          213,901       0.06      7.894       624        106,951      85.18         0.00
January 2009............        10        2,213,109       0.59      8.118       579        221,311      71.71         0.00
February 2009...........        47        8,315,086       2.20      8.323       616        176,917      82.63        24.27
March 2009..............       116       22,244,536       5.88      8.015       602        191,763      78.57        31.14
April 2009..............       280       52,154,265      13.79      7.973       606        186,265      80.49        47.62
May 2009................       407       85,748,799      22.67      7.980       602        210,685      81.02        45.91
June 2009...............        18        3,382,300       0.89      8.120       603        187,906      80.22        47.80
February 2011...........         2          353,025       0.09      7.275       642        176,513      82.68        77.90
March 2011..............         2          327,425       0.09      7.056       624        163,712      59.26        76.83
April 2011..............         5          664,863       0.18      8.418       608        132,973      82.62        44.39
May 2011................         2          231,766       0.06      8.796       642        115,883      83.32         0.00
                             -----     ------------     ------      -----       ---       --------      -----        -----
  Total:................     2,045     $378,176,582     100.00%     8.109%      603       $184,927      80.09%       41.01%
                             =====     ============     ======      =====       ===       ========      =====        =====


                           PERCENT
NEXT RATE ADJUSTMENT DATE    IO
-------------------------  -------
July 2006...............     0.00%
August 2006.............     0.00
September 2006..........     0.00
October 2006............     0.00
January 2007............   100.00
July 2007...............    35.37
August 2007.............     0.00
September 2007..........    23.64
October 2007............     0.00
November 2007...........     0.00
December 2007...........    20.89
January 2008............    18.21
February 2008...........    25.59
March 2008..............    16.87
April 2008..............    17.15
May 2008................    18.60
June 2008...............     8.21
December 2008...........     0.00
January 2009............     0.00
February 2009...........    11.68
March 2009..............    24.69
April 2009..............    13.89
May 2009................    17.49
June 2009...............     4.15
February 2011...........    77.90
March 2011..............    76.83
April 2011..............    18.35
May 2011................     0.00
                           ------
  Total:................    17.56%
                           ======

                                      AII-20

                          THE GROUP TWO MORTGAGE LOANS
                MORTGAGE RATES FOR THE GROUP TWO MORTGAGE LOANS

                                       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                          MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT FULL
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV          DOC
-----------------------   ---------   ------------   ----------   --------   --------   -----------   --------   ------------
5.500% or less..........        1     $     67,059       0.02%      5.400%     590       $ 67,059       80.00%      100.00%
5.501% to 6.000%........        5        1,644,230       0.46       5.945      669        328,846       74.36        38.13
6.001% to 6.500%........       36       10,931,792       3.04       6.391      655        303,661       77.21        63.96
6.501% to 7.000%........      118       32,251,157       8.98       6.860      642        273,315       77.07        52.54
7.001% to 7.500%........      198       51,708,618      14.40       7.336      640        261,155       79.89        43.07
7.501% to 8.000%........      351       88,048,886      24.52       7.802      632        250,852       80.72        35.26
8.001% to 8.500%........      245       50,335,441      14.02       8.285      621        205,451       82.38        37.27
8.501% to 9.000%........      261       51,455,048      14.33       8.773      603        197,146       83.36        33.91
9.001% to 9.500%........      138       21,126,393       5.88       9.303      592        153,090       85.03        51.43
9.501% to 10.000%.......      128       16,944,790       4.72       9.783      598        132,381       88.09        47.82
10.001% to 10.500%......       57        5,433,747       1.51      10.282      629         95,329       93.93        52.03
10.501% to 11.000%......      117        8,756,072       2.44      10.870      670         74,838       97.72        24.84
11.001% to 11.500%......       94        6,917,313       1.93      11.339      667         73,588       98.88        11.95
11.501% to 12.000%......      108        6,969,009       1.94      11.865      651         64,528       99.38         7.32
12.001% to 12.500%......       73        4,649,386       1.29      12.281      636         63,690       99.74        24.02
12.501% to 13.000%......       34        1,670,376       0.47      12.874      630         49,129       99.19        14.72
13.001% to 13.500%......        4          219,642       0.06      13.243      609         54,910      100.00         0.00
                            -----     ------------     ------      ------      ---       --------      ------       ------
  Total:................    1,968     $359,128,958     100.00%      8.331%     627       $182,484       83.02%       39.21%
                            =====     ============     ======      ======      ===       ========      ======       ======


                          PERCENT
RANGE OF MORTGAGE RATES     IO
-----------------------   -------
5.500% or less..........    0.00%
5.501% to 6.000%........   41.50
6.001% to 6.500%........   44.27
6.501% to 7.000%........   41.87
7.001% to 7.500%........   33.72
7.501% to 8.000%........   31.95
8.001% to 8.500%........   22.43
8.501% to 9.000%........   20.89
9.001% to 9.500%........   13.07
9.501% to 10.000%.......   10.36
10.001% to 10.500%......    0.00
10.501% to 11.000%......    0.51
11.001% to 11.500%......    0.00
11.501% to 12.000%......    0.00
12.001% to 12.500%......    0.00
12.501% to 13.000%......    0.00
13.001% to 13.500%......    0.00
                           -----
  Total:................   25.39%
                           =====

      As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans in Group Two ranged from 5.400% per annum to 13.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans in Group Two was approximately 8.331% per annum.

      REMAINING MONTHS TO STATED MATURITY FOR THE GROUP TWO MORTGAGE LOANS

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF REMAINING MONTHS  MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT FULL
TO STATED MATURITY           LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------------------  ---------   ------------   ----------   --------   --------   -----------   --------   ------------
169 to 180..............       446     $ 28,172,309       7.84%     11.402%     662       $ 63,167      99.37%       19.01%
229 to 240..............        12          707,279       0.20      10.255      630         58,940      91.27        23.43
337 to 348..............         4          541,324       0.15       8.413      568        135,331      82.38        47.26
349 to 360..............     1,506      329,708,045      91.81       8.065      624        218,930      81.61        40.96
                             -----     ------------     ------      ------      ---       --------      -----        -----
  Total:................     1,968     $359,128,958     100.00%      8.331%     627       $182,484      83.02%       39.21%
                             =====     ============     ======      ======      ===       ========      =====        =====


RANGE OF REMAINING MONTHS  PERCENT
TO STATED MATURITY           IO
-------------------------  -------
169 to 180..............     0.00%
229 to 240..............     0.00
337 to 348..............     0.00
349 to 360..............    27.66
                            -----
  Total:................    25.39%
                            =====

      As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans in Group Two ranged from 169 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans in Group Two was approximately 343 months.

                                      AII-21

   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP TWO MORTGAGE LOANS

                                 NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                   OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE     BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
LOAN PRINCIPAL BALANCES          LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV        DOC
--------------------------      --------   ------------   ----------   --------   --------   -----------   --------   -------
$50,000 or less...............     208     $  7,563,005       2.11%     11.041%     640       $ 36,361      96.16%     41.64%
$50,001 to $100,000...........     520       39,000,395      10.86       9.959      631         75,001      89.91      53.62
$100,001 to $150,000..........     355       43,349,022      12.07       8.852      616        122,110      85.56      64.29
$150,001 to $200,000..........     215       37,458,032      10.43       8.135      619        174,223      82.15      56.66
$200,001 to $250,000..........     163       36,239,980      10.09       8.000      626        222,331      81.51      43.61
$250,001 to $300,000..........     129       35,104,680       9.77       7.893      639        272,129      81.30      27.09
$300,001 to $350,000..........      95       30,654,917       8.54       7.900      639        322,683      81.52      29.73
$350,001 to $400,000..........      73       27,337,834       7.61       7.875      646        374,491      80.19      17.64
$400,001 to $450,000..........      82       35,224,106       9.81       7.812      621        429,562      81.02      26.64
$450,001 to $500,000..........      69       32,952,120       9.18       8.122      613        477,567      80.50      17.26
$500,001 to $550,000..........      26       13,676,094       3.81       7.760      630        526,004      81.98      26.96
$550,001 to $600,000..........      18       10,443,131       2.91       7.727      620        580,174      82.73      39.50
$600,001 to $650,000..........       8        5,008,769       1.39       7.811      637        626,096      78.47      37.12
$650,001 to $700,000..........       2        1,373,363       0.38       7.375      633        686,681      82.36      49.95
$700,001 to $750,000..........       4        2,948,508       0.82       7.830      605        737,127      80.81      74.60
$750,001 to $800,000..........       1          795,000       0.22       6.590      621        795,000      75.00     100.00
                                 -----     ------------     ------      ------      ---       --------      -----     ------
  Total:......................   1,968     $359,128,958     100.00%      8.331%     627       $182,484      83.02%     39.21%
                                 =====     ============     ======      ======      ===       ========      =====     ======


RANGE OF ORIGINAL MORTGAGE      PERCENT
LOAN PRINCIPAL BALANCES           IO
--------------------------      -------
$50,000 or less...............    1.12%
$50,001 to $100,000...........    3.48
$100,001 to $150,000..........    8.10
$150,001 to $200,000..........   24.76
$200,001 to $250,000..........   25.36
$250,001 to $300,000..........   36.47
$300,001 to $350,000..........   38.00
$350,001 to $400,000..........   40.08
$400,001 to $450,000..........   31.73
$450,001 to $500,000..........   26.21
$500,001 to $550,000..........   46.29
$550,001 to $600,000..........   39.06
$600,001 to $650,000..........   12.78
$650,001 to $700,000..........    0.00
$700,001 to $750,000..........   23.96
$750,001 to $800,000..........  100.00
                                ------
  Total:......................   25.39%
                                ======

      As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans in Group Two ranged from approximately $9,981 to approximately $795,000 and the average outstanding principal balance of the Mortgage Loans in Group Two was approximately $182,484.

                 PRODUCT TYPES FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT FULL
PRODUCT TYPES                  LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------                ---------   ------------   ----------   --------   --------   -----------   --------   ------------
15/30 Balloon Loans........      439     $ 27,735,165       7.72%     11.418%     662       $ 63,178      99.54%       18.60%
20/30 Balloon Loans........        1           46,948       0.01      10.850      662         46,948     100.00         0.00
30/40 Balloon Loans........       13        4,007,783       1.12       7.359      633        308,291      81.11        84.69
10 Year Fixed Loans........        7          437,144       0.12      10.374      634         62,449      88.25        44.92
20 Year Fixed Loans........       11          660,331       0.18      10.213      627         60,030      90.65        25.09
30 Year Fixed Loans........      196       30,331,560       8.45       8.371      617        154,753      82.35        60.52
Six-Month LIBOR Loans......        9        2,403,685       0.67       7.135      586        267,076      79.96        29.94
2/28 LIBOR Loans
  (6 Month LIBOR)..........      741      146,597,333      40.82       8.224      620        197,837      82.10        45.07
2/28 LIBOR Loans
  (1 Year LIBOR)...........        8        1,084,883       0.30       8.609      610        135,610      87.69        82.51
2/28 LIBOR Balloon
  (6 Month LIBOR)..........      139       39,483,287      10.99       7.925      628        284,052      80.85        33.97
3/27 LIBOR Loans
  (6 Month LIBOR)..........      291       75,207,253      20.94       7.839      636        258,444      81.34        30.15
3/27 LIBOR Loans
  (1 Year LIBOR)...........        2          383,825       0.11       7.953      661        191,912      80.00         0.00
3/27 LIBOR Balloon
  (6 Month LIBOR)..........       97       27,798,266       7.74       7.919      621        286,580      80.37        26.95
5/25 LIBOR Loans
  (6 Month LIBOR)..........       12        2,673,432       0.74       7.581      617        222,786      78.25        85.66
5/25 LIBOR Loans
  (1 Year LIBOR)...........        2          278,062       0.08       7.475      664        139,031      80.00         0.00
                               -----     ------------     ------      ------      ---       --------      -----        -----
  Total:...................    1,968     $359,128,958     100.00%      8.331%     627       $182,484      83.02%       39.21%
                               =====     ============     ======      ======      ===       ========      =====        =====


                             PERCENT
PRODUCT TYPES                  IO
-------------                -------
15/30 Balloon Loans........    0.00%
20/30 Balloon Loans........    0.00
30/40 Balloon Loans........    0.00
10 Year Fixed Loans........    0.00
20 Year Fixed Loans........    0.00
30 Year Fixed Loans........    4.91
Six-Month LIBOR Loans......    0.00
2/28 LIBOR Loans
  (6 Month LIBOR)..........   37.45
2/28 LIBOR Loans
  (1 Year LIBOR)...........    0.00
2/28 LIBOR Balloon
  (6 Month LIBOR)..........    0.00
3/27 LIBOR Loans
  (6 Month LIBOR)..........   45.10
3/27 LIBOR Loans
  (1 Year LIBOR)...........   65.66
3/27 LIBOR Balloon
  (6 Month LIBOR)..........    0.00
5/25 LIBOR Loans
  (6 Month LIBOR)..........   17.23
5/25 LIBOR Loans
  (1 Year LIBOR)...........   63.94
                              -----
  Total:...................   25.39%
                              =====

                                      AII-22

               AMORTIZATION TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                  OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                               MORTGAGE     BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
AMORTIZATION TYPE               LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-----------------              --------   ------------   ----------   --------   --------   -----------   --------   --------
Fully Amortizing.............     959     $168,861,339      47.02%     8.336%      608       $176,081      82.40%     50.69%
Balloon......................     689       99,071,450      27.59      8.880       636        143,790      85.97      29.73
24 Month Interest-Only.......       4          976,872       0.27      7.324       616        244,218      80.83       0.00
60 Month Interest-Only.......     316       90,219,297      25.12      7.730       654        285,504      80.98      28.57
                                -----     ------------     ------      -----       ---       --------      -----      -----
  Total:.....................   1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%     39.21%
                                =====     ============     ======      =====       ===       ========      =====      =====


                               PERCENT
AMORTIZATION TYPE                IO
-----------------              -------
Fully Amortizing.............    0.00%
Balloon......................    0.00
24 Month Interest-Only.......  100.00
60 Month Interest-Only.......  100.00
                               ------
  Total:.....................   25.39%
                               ======

  GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES FOR THE GROUP TWO MORTGAGE
                                     LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-----------------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------
Alabama....................       22     $  2,543,248       0.71%     8.848%      618       $115,602      81.49%      35.89%
Arizona....................       92       16,405,942       4.57      8.344       623        178,325      78.16       32.05
Arkansas...................        7          721,960       0.20      8.940       647        103,137      90.62       17.59
California.................      403      103,542,297      28.83      8.099       643        256,929      82.40       20.43
Colorado...................       15        3,074,632       0.86      8.495       604        204,975      84.01       53.92
Connecticut................        7        1,784,807       0.50      8.329       596        254,972      86.95       19.88
District of Columbia.......        2          750,393       0.21      7.866       575        375,197      69.94       33.55
Florida....................      187       34,283,839       9.55      8.404       636        183,336      83.91       30.96
Georgia....................       41        5,937,880       1.65      8.484       628        144,826      84.17       47.03
Hawaii.....................        1          237,446       0.07      8.750       569        237,446      85.00      100.00
Idaho......................        5          699,773       0.19      8.627       605        139,955      79.92       47.27
Illinois...................      116       20,339,238       5.66      8.637       623        175,338      83.70       52.00
Indiana....................       50        6,100,656       1.70      8.390       613        122,013      86.39       69.04
Iowa.......................        3          290,278       0.08      9.270       574         96,759      83.98      100.00
Kansas.....................       14        1,559,812       0.43      8.644       620        111,415      85.32       75.26
Kentucky...................       16        1,922,109       0.54      8.568       611        120,132      82.19       60.44
Louisiana..................       24        2,596,837       0.72      8.302       625        108,202      86.00       35.63
Maine......................        3          466,742       0.13      8.252       601        155,581      82.45      100.00
Maryland...................       57       16,129,995       4.49      7.949       615        282,982      80.07       50.62
Massachusetts..............        7        1,906,019       0.53      8.011       618        272,288      70.06        0.00
Michigan...................      107       13,428,279       3.74      8.688       603        125,498      83.65       70.46
Minnesota..................       24        4,193,345       1.17      8.493       617        174,723      76.24       58.25
Mississippi................       11        1,162,380       0.32      8.787       597        105,671      84.34       54.86
Missouri...................       46        6,025,221       1.68      8.640       603        130,983      85.07       55.61
Nebraska...................        3          255,460       0.07      7.982       586         85,153      83.78      100.00
Nevada.....................       30        5,740,104       1.60      8.301       626        191,337      84.85       20.01
New Hampshire..............        1          146,918       0.04      8.875       617        146,918      89.09      100.00
New Jersey.................       28        7,932,103       2.21      8.072       617        283,289      83.28       51.43
New Mexico.................        3          318,516       0.09      7.970       614        106,172      81.69      100.00
New York...................       68       16,430,830       4.58      7.965       646        241,630      82.46       34.09
North Carolina.............       19        3,093,831       0.86      9.042       611        162,833      85.33       35.58
North Dakota...............        3          294,410       0.08      9.462       618         98,137      90.11       55.56
Ohio.......................       62        7,610,221       2.12      8.532       606        122,746      85.82       70.43
Oklahoma...................       14        1,155,133       0.32      8.972       633         82,510      84.26       52.93
Oregon.....................       20        4,151,901       1.16      8.166       610        207,595      82.52       34.04
Pennsylvania...............       24        4,415,222       1.23      7.762       608        183,968      82.61       37.50
Rhode Island...............        3          516,161       0.14      7.891       635        172,054      72.79       34.71
South Carolina.............       15        2,677,256       0.75      8.759       588        178,484      82.03       43.60
South Dakota...............        1           56,907       0.02      9.050       558         56,907      75.00      100.00
Tennessee..................       69        7,782,379       2.17      8.641       631        112,788      83.30       57.92
Texas......................      195       21,411,499       5.96      8.785       612        109,803      85.71       56.52


                             PERCENT
GEOGRAPHIC DISTRIBUTION        IO
-----------------------      -------
Alabama....................    6.02%
Arizona....................   30.54
Arkansas...................   14.07
California.................   42.66
Colorado...................    6.95
Connecticut................   12.47
District of Columbia.......    0.00
Florida....................   25.64
Georgia....................   21.61
Hawaii.....................    0.00
Idaho......................   12.92
Illinois...................   20.32
Indiana....................    3.74
Iowa.......................    0.00
Kansas.....................   28.94
Kentucky...................   19.77
Louisiana..................    0.00
Maine......................    0.00
Maryland...................   12.80
Massachusetts..............    0.00
Michigan...................   11.01
Minnesota..................   39.52
Mississippi................    9.64
Missouri...................   15.46
Nebraska...................    0.00
Nevada.....................   29.71
New Hampshire..............    0.00
New Jersey.................   25.08
New Mexico.................    0.00
New York...................   15.71
North Carolina.............   31.04
North Dakota...............    0.00
Ohio.......................    8.04
Oklahoma...................    0.00
Oregon.....................   12.55
Pennsylvania...............    0.00
Rhode Island...............   52.23
South Carolina.............    8.07
South Dakota...............    0.00
Tennessee..................   22.44
Texas......................    8.31

                                      AII-23

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-----------------------      ---------   ------------   ----------   --------   --------   -----------   --------   --------
Utah.......................       14        2,391,830       0.67      8.533       612        170,845      86.28       72.13
Virginia...................       46       11,459,336       3.19      8.321       633        249,116      84.95       43.43
Washington.................       48        9,284,069       2.59      8.541       623        193,418      84.83       30.96
West Virginia..............        3          425,562       0.12      8.543       561        141,854      85.00      100.00
Wisconsin..................       36        5,174,983       1.44      8.473       605        143,750      84.93       79.20
Wyoming....................        3          301,200       0.08      8.524       622        100,400      81.99      100.00
                               -----     ------------     ------      -----       ---       --------      -----      ------
  Total:...................    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%      39.21%
                               =====     ============     ======      =====       ===       ========      =====      ======


                             PERCENT
GEOGRAPHIC DISTRIBUTION        IO
-----------------------      -------
Utah.......................   14.78
Virginia...................   37.26
Washington.................   19.16
West Virginia..............    0.00
Wisconsin..................   15.15
Wyoming....................   50.20
                             ------
  Total:...................   25.39%
                             ======

      No more than approximately 0.62% of the Mortgage Loans in Group Two will be secured by mortgaged properties located in any one zip code.

         ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF ORIGINAL            MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
--------------------         ---------   ------------   ----------   --------   --------   -----------   --------   --------
50.00% or less.............       21     $  3,422,999       0.95%      7.839%     598       $163,000      42.47%     54.76%
50.01% to 55.00%...........       12        2,673,719       0.74       7.340      565        222,810      53.05      83.21
55.01% to 60.00%...........       11        2,001,782       0.56       7.925      609        181,980      58.08      71.65
60.01% to 65.00%...........       25        5,708,201       1.59       7.854      580        228,328      63.50      44.08
65.01% to 70.00%...........       29        7,760,011       2.16       7.487      610        267,587      69.10      47.54
70.01% to 75.00%...........       58       16,046,818       4.47       7.887      592        276,669      74.10      55.80
75.01% to 80.00%...........      844      186,136,292      51.83       7.833      641        220,541      79.86      34.14
80.01% to 85.00%...........      124       30,977,699       8.63       8.272      589        249,820      84.61      38.08
85.01% to 90.00%...........      229       50,320,493      14.01       8.429      608        219,740      89.80      45.55
90.01% to 95.00%...........       98       15,708,468       4.37       9.065      607        160,290      94.53      69.54
95.01% to 100.00%..........      517       38,372,476      10.68      10.929      656         74,221      99.93      28.51
                               -----     ------------     ------      ------      ---       --------      -----      -----
  Total:...................    1,968     $359,128,958     100.00%      8.331%     627       $182,484      83.02%     39.21%
                               =====     ============     ======      ======      ===       ========      =====      =====


RANGE OF ORIGINAL            PERCENT
LOAN-TO-VALUE RATIOS           IO
--------------------         -------
50.00% or less.............    7.30%
50.01% to 55.00%...........    0.00
55.01% to 60.00%...........    0.00
60.01% to 65.00%...........   17.48
65.01% to 70.00%...........   28.14
70.01% to 75.00%...........   10.84
75.01% to 80.00%...........   36.91
80.01% to 85.00%...........   17.04
85.01% to 90.00%...........   19.31
90.01% to 95.00%...........    8.18
95.01% to 100.00%..........    2.70
                              -----
  Total:...................   25.39%
                              =====

      As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans in Group Two ranged from 17.69% to 100.00%. With respect to the Mortgage Loans in Group Two which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.73% of the Mortgage Loans in Group Two are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.70%. The weighted average Second Lien ratio for the Mortgage Loans in Group Two which are in a second lien position was approximately 19.82%.

                 LOAN PURPOSE FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
LOAN PURPOSE                   LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
------------                 ---------   ------------   ----------   --------   --------   -----------   --------   --------
Purchase...................    1,378     $223,661,411      62.28%     8.468%      643       $162,309      84.32%     28.65%
Refinance--Cashout.........      532      126,441,218      35.21      8.102       601        237,671      80.72      54.71
Refinance--Rate/Term.......       58        9,026,328       2.51      8.149       601        155,626      82.88      83.73
                               -----     ------------     ------      -----       ---       --------      -----      -----
  Total:...................    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%     39.21%
                               =====     ============     ======      =====       ===       ========      =====      =====


                             PERCENT
LOAN PURPOSE                   IO
------------                 -------
Purchase...................   30.09%
Refinance--Cashout.........   18.29
Refinance--Rate/Term.......    8.46
                              -----
  Total:...................   25.39%
                              =====

                                      AII-24

                 PROPERTY TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
PROPERTY TYPE                  LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-------------                ---------   ------------   ----------   --------   --------   -----------   --------   --------
Single Family..............    1,454     $260,677,832      72.59%      8.302%     626       $179,283      82.72%      39.99%
Planned Unit Development...      350       68,320,184      19.02       8.395      627        195,201      83.92       36.91
Two- to Four-Family........       84       14,823,519       4.13       8.330      631        176,470      83.46       39.53
Condominium................       66       13,393,457       3.73       8.536      656        202,931      84.41       32.24
Townhouse..................        6        1,029,728       0.29       8.078      623        171,621      82.54       36.41
Rowhouse...................        5          566,890       0.16       8.262      572        113,378      68.66       85.91
Manufactured Housing.......        3          317,348       0.09      10.744      549        105,783      81.79      100.00
                               -----     ------------     ------      ------      ---       --------      -----      ------
  Total:...................    1,968     $359,128,958     100.00%      8.331%     627       $182,484      83.02%      39.21%
                               =====     ============     ======      ======      ===       ========      =====      ======


                             PERCENT
PROPERTY TYPE                  IO
-------------                -------
Single Family..............   25.14%
Planned Unit Development...   23.11
Two- to Four-Family........   31.68
Condominium................   34.47
Townhouse..................   53.44
Rowhouse...................    0.00
Manufactured Housing.......    0.00
                              -----
  Total:...................   25.39%
                              =====

              DOCUMENTATION TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
DOCUMENTATION TYPE             LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
------------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------
Stated Documentation.......    1,000     $201,329,233      56.06%     8.513%      644       $201,329      83.32%       0.00%
Full Documentation.........      914      140,827,195      39.21      8.117       604        154,078      82.42      100.00
Lite Documentation.........       54       16,972,530       4.73      7.942       620        314,306      84.49        0.00
                               -----     ------------     ------      -----       ---       --------      -----      ------
  Total:...................    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%      39.21%
                               =====     ============     ======      =====       ===       ========      =====      ======


                             PERCENT
DOCUMENTATION TYPE             IO
------------------           -------
Stated Documentation.......   30.99%
Full Documentation.........   18.30
Lite Documentation.........   17.82
                              -----
  Total:...................   25.39%
                              =====

                OCCUPANCY TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
OCCUPANCY TYPE                 LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
--------------               ---------   ------------   ----------   --------   --------   -----------   --------   --------
Primary....................    1,921     $350,166,157      97.50%     8.321%      627       $182,283      83.07%     38.65%
Investment.................       36        5,731,525       1.60      8.604       631        159,209      84.33      75.64
Second Home................       11        3,231,275       0.90      8.940       605        293,752      75.06      35.41
                               -----     ------------     ------      -----       ---       --------      -----      -----
  Total:...................    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%     39.21%
                               =====     ============     ======      =====       ===       ========      =====      =====


                             PERCENT
OCCUPANCY TYPE                 IO
--------------               -------
Primary....................   26.04%
Investment.................    0.00
Second Home................    0.00
                              -----
  Total:...................   25.39%
                              =====

      The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

                                      AII-25

           MORTGAGE LOAN AGE SUMMARY FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
MORTGAGE LOANS AGE           MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
(MONTHS)                       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
------------------           ---------   ------------   ----------   --------   --------   -----------   --------   --------
0..........................       32     $  5,763,975       1.60%     8.098%      652       $180,124      80.90%      34.98%
1..........................      488      102,744,034      28.61      8.257       643        210,541      82.89       21.99
2..........................      337       70,597,387      19.66      8.332       633        209,488      83.92       29.68
3..........................      387       68,656,180      19.12      8.414       616        177,406      82.89       48.06
4..........................      477       72,480,923      20.18      8.452       619        151,952      83.53       55.90
5..........................      145       23,805,706       6.63      8.250       611        164,177      80.94       54.48
6..........................       30        3,671,092       1.02      8.306       584        122,370      80.34       89.58
7..........................       27        5,059,409       1.41      7.986       608        187,386      79.51       57.29
8..........................       17        2,572,474       0.72      8.180       611        151,322      86.57       47.55
9..........................       11        1,883,075       0.52      7.801       631        171,189      83.00       15.11
10.........................        5          434,464       0.12      8.571       592         86,893      84.60       49.06
11.........................        8          918,915       0.26      7.653       596        114,864      84.84       67.73
12.........................        3          431,780       0.12      8.267       579        143,927      81.72       33.88
15.........................        1          109,544       0.03      8.990       525        109,544      85.00      100.00
                               -----     ------------     ------      -----       ---       --------      -----      ------
  Total:...................    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%      39.21%
                               =====     ============     ======      =====       ===       ========      =====      ======


MORTGAGE LOANS AGE           PERCENT
(MONTHS)                       IO
------------------           -------
0..........................   36.71%
1..........................   33.80
2..........................   22.68
3..........................   19.09
4..........................   21.36
5..........................   27.98
6..........................   17.40
7..........................   18.59
8..........................   23.57
9..........................   47.84
10.........................    0.00
11.........................    0.00
12.........................    0.00
15.........................    0.00
                              -----
  Total:...................   25.39%
                              =====

      As of the Cut-off Date, the weighted average age of the Mortgage Loans in Group Two was approximately 3 months.

       ORIGINAL PREPAYMENT PENALTY TERM FOR THE GROUP TWO MORTGAGE LOANS

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
ORIGINAL PREPAYMENT          MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
PENALTY TERM                   LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-------------------          ---------   ------------   ----------   --------   --------   -----------   --------   --------
None.......................      519     $ 80,697,916      22.47%     8.808%      624       $155,487      84.38%     45.97%
12 Months..................       95       23,976,882       6.68      8.359       631        252,388      81.25      30.23
13 Months..................        6        2,381,929       0.66      8.196       627        396,988      79.37      23.72
24 Months..................      754      138,482,189      38.56      8.248       626        183,663      83.03      38.53
36 Months..................      553      106,801,903      29.74      8.081       632        193,132      82.66      36.76
48 Months..................        2          172,179       0.05      8.818       627         86,090      82.75       0.00
60 Months..................       39        6,615,960       1.84      8.228       584        169,640      79.78      50.06
                               -----     ------------     ------      -----       ---       --------      -----      -----
  Total:...................    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%     39.21%
                               =====     ============     ======      =====       ===       ========      =====      =====


ORIGINAL PREPAYMENT          PERCENT
PENALTY TERM                   IO
-------------------          -------
None.......................   18.97%
12 Months..................   24.84
13 Months..................   23.72
24 Months..................   29.05
36 Months..................   27.28
48 Months..................    0.00
60 Months..................    0.00
                              -----
  Total:...................   25.39%
                              =====

      The weighted average prepayment penalty term at origination with respect to the Mortgage Loans in Group Two having prepayment penalties was approximately 28 months.

                                      AII-26

                 CREDIT SCORES FOR THE GROUP TWO MORTGAGE LOANS

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                        MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
----------------------  ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
Not Available.........        6     $    410,999       0.11%     9.419%        0       $ 68,500      69.81%     100.00%     0.00%
501 to 525............       30        4,597,014       1.28      8.946       511        153,234      74.30       91.85      0.00
526 to 550............       81       13,935,464       3.88      8.536       540        172,043      76.75       77.77      0.00
551 to 575............      160       30,528,504       8.50      8.512       563        190,803      81.74       53.99      7.83
576 to 600............      312       61,690,969      17.18      8.337       590        197,727      82.02       53.12     15.32
601 to 625............      395       74,192,036      20.66      8.234       613        187,828      83.37       53.63     20.64
626 to 650............      403       71,425,485      19.89      8.437       639        177,234      84.77       26.13     28.19
651 to 675............      259       44,878,707      12.50      8.324       662        173,277      84.10       22.98     36.37
676 to 700............      156       27,893,322       7.77      8.320       686        178,803      83.85       11.74     44.21
701 to 725............       77       13,570,030       3.78      7.981       712        176,234      83.65        8.26     54.02
726 to 750............       49        9,227,367       2.57      7.770       736        188,314      82.98       29.49     51.01
751 to 775............       31        5,383,219       1.50      8.131       761        173,652      84.20        0.00     48.92
776 to 800............        7        1,171,136       0.33      7.679       783        167,305      79.36        0.00     49.43
801 to 825............        2          224,706       0.06      8.460       809        112,353      84.00      100.00      0.00
                          -----     ------------     ------      -----       ---       --------      -----      ------     -----
  Total:..............    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%      39.21%    25.39%
                          =====     ============     ======      =====       ===       ========      =====      ======     =====

      The Credit Scores of the Mortgage Loans in Group Two that were scored as of the Cut-off Date ranged from 501 to 809 and the weighted average Credit Score of the Mortgage Loans in Group Two that were scored as of the Cut-off Date was approximately 627.

                 CREDIT GRADE FOR THE GROUP TWO MORTGAGE LOANS

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                        MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
CREDIT GRADE              LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
------------            ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
A+....................      233     $ 38,992,081      10.86%     8.497%      631       $167,348      85.83%     34.68%     23.77%
A.....................      584      106,705,160      29.71      8.291       607        182,714      83.15      52.54      20.35
A-....................      178       36,072,418      10.04      8.405       589        202,654      81.96      52.42      14.28
B.....................      166       35,667,525       9.93      8.189       583        214,865      79.18      57.94      17.57
C.....................       50        9,848,339       2.74      8.421       556        196,967      76.55      67.23       0.00
C-....................       49        8,484,320       2.36      8.582       534        173,149      73.84      83.42       0.00
SA1...................      277       48,278,877      13.44      8.178       713        174,292      84.10       9.10      48.32
SA2...................      163       26,410,025       7.35      8.353       671        162,025      83.93      16.54      37.80
SA3...................      268       48,670,211      13.55      8.416       650        181,605      85.42      18.92      31.82
                          -----     ------------     ------      -----       ---       --------      -----      -----      -----
  Total:..............    1,968     $359,128,958     100.00%     8.331%      627       $182,484      83.02%     39.21%     25.39%
                          =====     ============     ======      =====       ===       ========      =====      =====      =====

                                      AII-27

                 GROSS MARGINS FOR THE GROUP TWO MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                        MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT    PERCENT
RANGE OF GROSS MARGINS    LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC     IO
----------------------  ---------   ------------   ----------   --------   --------   -----------   --------   --------   -------
2.001% to 2.500%......        8     $  1,653,529       0.56%      7.706%     614       $206,691       81.66%     48.57%    38.48%
2.501% to 3.000%......        1          154,000       0.05       7.350      650        154,000       75.12     100.00    100.00
3.001% to 3.500%......        5        1,271,278       0.43       7.042      608        254,256       80.10     100.00      8.15
3.501% to 4.000%......       10        2,586,140       0.87       7.586      613        258,614       83.03      19.57     34.81
4.001% to 4.500%......       14        4,565,081       1.54       6.478      676        326,077       78.82      41.44     67.43
4.501% to 5.000%......       67       20,104,241       6.79       6.929      643        300,063       77.13      41.85     51.34
5.001% to 5.500%......      104       26,789,232       9.05       7.427      634        257,589       81.29      40.05     33.64
5.501% to 6.000%......      251       62,939,184      21.27       7.719      635        250,754       80.24      38.68     34.38
6.001% to 6.500%......      246       57,658,442      19.49       7.874      633        234,384       80.82      35.75     30.53
6.501% to 7.000%......      261       56,102,478      18.96       8.388      620        214,952       82.31      33.82     26.61
7.001% to 7.500%......      162       31,664,083      10.70       8.784      600        195,457       84.37      41.87     22.08
7.501% to 8.000%......      107       19,565,535       6.61       9.084      600        182,855       84.19      41.81     18.83
8.001% to 8.500%......       43        7,257,348       2.45       9.395      590        168,776       85.18      38.87      6.32
8.501% to 9.000%......       18        3,113,268       1.05       9.722      594        172,959       84.95      41.76      6.24
9.001% to 9.500%......        1          191,543       0.06       9.425      606        191,543      100.00     100.00      0.00
9.501% to 10.000%.....        2          104,859       0.04      11.197      587         52,430       91.24     100.00      0.00
10.501% to 11.000%....        1          189,786       0.06      10.800      643        189,786      100.00       0.00      0.00
                          -----     ------------     ------      ------      ---       --------      ------     ------    ------
  Total:..............    1,301     $295,910,026     100.00%      8.043%     625       $227,448       81.54%     38.37%    30.32%
                          =====     ============     ======      ======      ===       ========      ======     ======    ======

      As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans in Group Two ranged from 2.250% per annum to 10.550% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in Group Two was approximately 6.298% per annum.

            MAXIMUM MORTGAGE RATES FOR THE GROUP TWO MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
RANGE OF MAXIMUM             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
MORTGAGE RATES                 LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
----------------             ---------   ------------   ----------   --------   --------   -----------   --------   --------
11.501% to 12.000%.........        2     $    682,347       0.23%      5.948%     685       $341,174      80.00%      0.00%
12.001% to 12.500%.........       20        6,560,855       2.22       6.407      683        328,043      79.13      41.27
12.501% to 13.000%.........       66       19,989,530       6.76       6.877      650        302,872      77.73      36.16
13.001% to 13.500%.........      106       30,943,750      10.46       7.243      644        291,922      79.07      35.57
13.501% to 14.000%.........      212       56,390,637      19.06       7.661      634        265,994      80.08      32.57
14.001% to 14.500%.........      168       40,075,275      13.54       7.814      632        238,543      81.08      34.96
14.501% to 15.000%.........      239       55,845,883      18.87       8.183      620        233,665      81.92      36.52
15.001% to 15.500%.........      144       27,782,596       9.39       8.430      613        192,935      82.62      46.31
15.501% to 16.000%.........      142       28,345,634       9.58       8.923      603        199,617      83.96      36.89
16.001% to 16.500%.........       97       15,022,447       5.08       9.330      595        154,871      85.79      51.91
16.501% to 17.000%.........       74       10,667,189       3.60       9.825      582        144,151      87.03      56.93
17.001% to 17.500%.........       18        2,161,816       0.73      10.315      568        120,101      87.88      84.88
17.501% to 18.000%.........       11          936,274       0.32      10.742      585         85,116      89.14      81.94
18.001% to 18.500%.........        2          505,793       0.17      11.495      640        252,896      95.31       9.08
                               -----     ------------     ------      ------      ---       --------      -----      -----
  Total:...................    1,301     $295,910,026     100.00%      8.043%     625       $227,448      81.54%     38.37%
                               =====     ============     ======      ======      ===       ========      =====      =====


RANGE OF MAXIMUM             PERCENT
MORTGAGE RATES                 IO
----------------             -------
11.501% to 12.000%.........  100.00%
12.001% to 12.500%.........   64.44
12.501% to 13.000%.........   49.91
13.001% to 13.500%.........   39.22
13.501% to 14.000%.........   35.54
14.001% to 14.500%.........   26.57
14.501% to 15.000%.........   30.86
15.001% to 15.500%.........   22.55
15.501% to 16.000%.........   17.95
16.001% to 16.500%.........   17.99
16.501% to 17.000%.........    6.59
17.001% to 17.500%.........    0.00
17.501% to 18.000%.........    0.00
18.001% to 18.500%.........    0.00
                             ------
  Total:...................   30.32%
                             ======

      As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in Group Two ranged from 11.900% per annum to 18.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in Group Two was approximately 14.517% per annum.

                                      AII-28

           NEXT RATE ADJUSTMENT DATE FOR THE GROUP TWO MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE
                             MORTGAGE      BALANCE        GROUP      AVERAGE     CREDIT      BALANCE     ORIGINAL   PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS     OUTSTANDING       TWO        COUPON     SCORE     OUTSTANDING     LTV      FULL DOC
-------------------------    ---------   ------------   ----------   --------   --------   -----------   --------   --------
July 2006..................        2     $    439,616       0.15%     6.607%      582       $219,808      71.12%     100.00%
August 2006................        3          551,305       0.19      7.886       585        183,768      82.00       50.81
September 2006.............        4        1,412,764       0.48      7.006       588        353,191      81.91        0.00
June 2007..................        3          431,780       0.15      8.267       579        143,927      81.72       33.88
July 2007..................        6          859,805       0.29      7.458       590        143,301      83.79       72.39
August 2007................        3          339,117       0.11      8.300       589        113,039      83.29       47.76
September 2007.............        8        1,701,318       0.57      7.366       632        212,665      81.18       16.72
October 2007...............        9        1,985,752       0.67      7.657       604        220,639      84.62       52.57
November 2007..............       14        2,976,213       1.01      7.938       607        212,587      77.02       68.79
December 2007..............       21        2,727,932       0.92      8.091       579        129,902      78.57       89.55
January 2008...............       86       16,146,128       5.46      8.069       609        187,746      81.34       55.90
February 2008..............      277       48,650,875      16.44      8.297       613        175,635      83.01       55.20
March 2008.................      205       39,196,236      13.25      8.307       616        191,201      82.28       52.82
April 2008.................      115       30,592,760      10.34      8.235       624        266,024      82.03       24.47
May 2008...................      129       38,359,516      12.96      7.943       646        297,361      80.78       22.90
June 2008..................       12        3,198,070       1.08      7.957       637        266,506      78.81       24.14
November 2008..............        6        1,402,803       0.47      7.638       607        233,801      81.09       32.35
December 2008..............        1          172,000       0.06      8.440       607        172,000      80.00      100.00
January 2009...............        7        1,493,055       0.50      7.798       634        213,294      76.25       29.45
February 2009..............       61       11,246,977       3.80      8.040       634        184,377      80.85       62.37
March 2009.................       62       15,641,583       5.29      8.232       611        252,284      81.65       37.57
April 2009.................       93       25,566,569       8.64      7.812       636        274,909      82.50       27.93
May 2009...................      156       46,659,131      15.77      7.753       636        299,097      80.35       18.15
June 2009..................        4        1,207,225       0.41      6.817       685        301,806      79.58       49.70
August 2010................        1           51,206       0.02      7.200       598         51,206      80.00      100.00
January 2011...............        1          168,000       0.06      7.600       640        168,000      80.00      100.00
February 2011..............        5        1,369,089       0.46      6.993       616        273,818      71.68      100.00
March 2011.................        5        1,085,137       0.37      8.338       614        217,027      86.18       64.68
April 2011.................        1          100,262       0.03      7.875       633        100,262      80.00        0.00
May 2011...................        1          177,800       0.06      7.250       682        177,800      80.00        0.00
                               -----     ------------     ------      -----       ---       --------      -----      ------
  Total:...................    1,301     $295,910,026     100.00%     8.043%      625       $227,448      81.54%      38.37%
                               =====     ============     ======      =====       ===       ========      =====      ======


                             PERCENT
NEXT RATE ADJUSTMENT DATE      IO
-------------------------    -------
July 2006..................    0.00%
August 2006................    0.00
September 2006.............    0.00
June 2007..................    0.00
July 2007..................    0.00
August 2007................    0.00
September 2007.............   52.96
October 2007...............   30.53
November 2007..............   31.60
December 2007..............   17.10
January 2008...............   34.31
February 2008..............   25.49
March 2008.................   25.69
April 2008.................   27.06
May 2008...................   38.29
June 2008..................   31.60
November 2008..............    0.00
December 2008..............  100.00
January 2009...............   51.71
February 2009..............   24.79
March 2009.................   18.76
April 2009.................   26.34
May 2009...................   42.14
June 2009..................   91.58
August 2010................    0.00
January 2011...............  100.00
February 2011..............   21.38
March 2011.................    0.00
April 2011.................    0.00
May 2011...................  100.00
                             ------
  Total:...................   30.32%
                             ======

                                      AII-29

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                           $818,550,100 (APPROXIMATE)

                                  (SURF LOGO)

                 SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE

            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-BC3

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                             ----------------------
                             PROSPECTUS SUPPLEMENT
                             ----------------------

                              MERRILL LYNCH & CO.

      You should rely on the information contained or incorporated by reference in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.

      We are not offering these certificates in any state where the offer is not permitted.

      We represent the accuracy of the information in this prospectus supplement and the prospectus only as of the dates stated on their respective covers.

      Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of these certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling these certificates will deliver a prospectus supplement and prospectus for 90 days following the date of this prospectus supplement.

                                 JUNE 22, 2006

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